UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund: BlackRock Funds

BlackRock Advantage International Fund

BlackRock Advantage Large Cap Growth Fund

BlackRock Advantage Small Cap Growth Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Emerging Markets Dividend Fund

BlackRock Energy & Resources Portfolio

BlackRock Health Sciences Opportunities Portfolio

BlackRock High Equity Income Fund

BlackRock International Dividend Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Science & Technology Opportunities Portfolio

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2017

Date of reporting period: 09/30/2017

Item 1 – Report to Stockholders

SEPTEMBER 30, 2017

ANNUAL REPORT	BLACKROCK®

BlackRock FundsSM

▶   BlackRock All-Cap Energy & Resources Portfolio

▶   BlackRock Emerging Markets Dividend Fund

▶   BlackRock Energy & Resources Portfolio

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended September 30, 2017, risk assets, such as stocks and high-yield bonds, continued to deliver strong performance. These markets showed great resilience during a period with big surprises, including the aftermath of the U.K.’s vote to leave the European Union and the outcome of the U.S. presidential election, which brought only brief spikes in equity market volatility. These expressions of isolationism and discontent were countered by the closely watched and less surprising elections in France, the Netherlands, and Australia.

Interest rates rose, which worked against high-quality assets with more interest rate sensitivity. As a result, longer-term U.S. Treasuries posted negative returns, as rising energy prices, modest wage increases, and steady job growth led to expectations of higher inflation and anticipation of interest rate increases by the U.S. Federal Reserve (the “Fed”).

Market prices began to reflect reflationary expectations toward the end of 2016, as investors sensed that a global recovery was afoot. And those expectations have been largely realized in 2017, as many countries throughout the world experienced sustained and synchronized growth for the first time since the financial crisis. Growth rates and inflation are still relatively low, but they are finally rising together.

The Fed responded to these positive developments by increasing interest rates three times and setting expectations for additional interest rate increases. The Fed also announced its plan to begin reducing the vast balance sheet reserves that had accumulated in the wake of the financial crisis. The Fed will reduce its $4.5 trillion balance sheet by only $10 billion in October with further reductions expected in subsequent months.

By contrast, the European Central Bank and the Bank of Japan both continued to expand their balance sheets despite nascent signs of sustained economic growth. The Eurozone and Japan are both approaching the limits of central banks’ ownership share of debt issued by their respective governments, which means central bank bond purchasing plans may need to be reduced in 2018.

Emerging market growth also stabilized, as accelerating growth in China, the second largest economy in the world and the most influential of all developing economies, improved the outlook for corporate profits and economic growth across most developing nations. Chinese demand for commodities and other raw materials allayed concerns about the country’s banking system, leading to rising equity prices and foreign investment flows.

In recent months, financial markets have appeared less dependent on significant U.S. tax reform and infrastructure spending. Rising consumer confidence and improving business sentiment have generated momentum for the U.S. economy, even without the potential effects of major legislative changes. Escalating tensions with North Korea and our nation’s divided politics remain significant concerns; however, benign credit conditions, modest inflation, solid corporate earnings, and the positive outlook for growth in the world’s largest economies have kept markets relatively tranquil.

High valuations across most assets have laid the groundwork for muted returns going forward. At current valuation levels, potential equity gains will likely be closely tied to the pace of earnings growth, which has remained solid thus far in 2017, particularly in emerging markets. In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	7.71%	18.61%
U.S. small cap equities (Russell 2000® Index)	8.27	20.74
International equities (MSCI Europe, Australasia, Far East Index)	11.86	19.10
Emerging market equities (MSCI Emerging Markets Index)	14.66	22.46
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.47	0.66
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	1.57	(4.61)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.31	0.07
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.82	0.84
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	4.19	8.87

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE NOT PART OF YOUR FUND REPORT

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Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

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3. Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

BLACKROCK FUNDS	SEPTEMBER 30, 2017	3

Fund Summary as of September 30, 2017	BlackRock All-Cap Energy & Resources Portfolio

Investment Objective

BlackRock All-Cap Energy & Resources Portfolio’s (the “Fund”) investment objective is to provide long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended September 30, 2017, the Fund underperformed its benchmark, the MSCI World Energy Index.

What factors influenced performance?

•

Energy stocks, while finishing with a positive absolute return thanks to a late rally, nonetheless trailed the broader world equity markets in the past 12 months. The shortfall largely stemmed from the weakness in the sector from November 2016 through August 2017. During this time, energy stocks lagged as an unfavorable balance of supply and demand put significant downward pressure on oil prices.

•

The investment adviser positioned the portfolio based on its expectation for rising oil prices. Given the volatility in oil prices during the period, this aspect of the Fund’s positioning was a headwind to results. Specifically, an overweight position in exploration and production (“E&P”) companies and a corresponding underweight in the more defensive integrated energy sub-sector weighed on results.

•	Within the E&P space, Anadarko Petroleum Corp. — which fell due to the company’s possible link to two operational incidents that involved fatalities — was a notable detractor.

•

The Fund’s position in the pressure pumping and service provider Superior Energy Services, Inc. also detracted from performance. The oil services companies Schlumberger Ltd. and Weatherford International Ltd. announced a joint venture focused on pressure pumping, which could potentially increase competition in this area.

•

The Fund’s overweight position in Baker Hughes Inc. was a leading contributor to relative performance. In late October 2016, General Electric Co. announced that it would merge its oil services business with Baker Hughes Inc. and would pay $7.4 billion to take a controlling stake in the combined company. Baker Hughes also reported stronger-than-expected results.

•

The Fund’s overweight position in the large integrated energy company Royal Dutch Shell PLC was another top contributor of note. The company exceeded earnings expectations and gained an added boost from the general strength in the European equity markets.

Describe recent portfolio activity.

•

The Fund remained positioned for a backdrop of rising oil prices based on the combination of declining global inventories and a meaningful decrease in production outside of the United States and the Organization of Petroleum Exporting Countries (OPEC).

•

Consistent with this view, the investment adviser increased the Fund’s weighting in U.S. onshore oil services companies by initiating positions in Precision Drilling Corp. and Superior Energy Services, Inc. in the early part of the period. In addition, the Fund added to its existed weighting in Halliburton Co. The investment adviser funded these moves by taking profits in E&P stocks that had performed particularly well in 2016.

•

Later in the period, the Fund used the pullback in energy stocks to increase the portfolio’s beta (risk profile) on the belief that the fundamentals in the oil market were improving. As part of this process, the Fund added to its positions in oil services and E&P stocks and reduced its exposure to the integrated energy companies Exxon Mobil Corp. and Chevron Corp.

Describe portfolio positioning at period end.

•

The investment adviser maintained a positive view on the direction of oil prices due to the favorable balance of supply and demand in the market. Therefore, the Fund was positioned with an overweight in the E&P sub-sector, with a focus on companies with low-cost North American assets and strong balance sheets. While the Fund continued hold an underweight position in the integrated energy sub-sector overall, it remained overweight in certain European companies. The Fund was overweight in the oil services sub-sector, with a focus on companies operating onshore in North America.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Net Assets

Royal Dutch Shell PLC, Class A	12%
Exxon Mobil Corp.	10
BP PLC	7
Chevron Corp.	6
ConocoPhillips	5
EOG Resources, Inc.	5
TransCanada Corp.	4
Halliburton Co.	3
Pioneer Natural Resources Co.	3
Anadarko Petroleum Corp.	3

Industry Allocation	Percent of Net Assets

Oil, Gas & Consumable Fuels	89%
Energy Equipment & Services	10
Other Assets Less Liabilities	1

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

4	BLACKROCK FUNDS	SEPTEMBER 30, 2017

BlackRock All-Cap Energy & Resources Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities).

[3]	A free float-adjusted market capitalization index that represents the energy segment in global developed market equity performance.

Performance Summary for the Period Ended September 30, 2017
		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	1.64%	2.98%	N/A	(2.40)%	N/A	(2.54)%	N/A
Service	1.40	2.58	N/A	(2.80)	N/A	(2.92)	N/A
Investor A	1.41	2.57	(2.82)%	(2.81)	(3.85)%	(2.93)	(3.45)%
Investor B	1.06	1.84	(2.66)	(3.53)	(3.91)	(3.51)	(3.51)
Investor C	0.98	1.84	0.84	(3.52)	(3.52)	(3.64)	(3.64)
MSCI World Energy Index	3.55	5.68	N/A	(0.37)	N/A	(0.66)	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,016.40	$4.60	$1,000.00	$1,020.51	$4.61	0.91%
Service	$1,000.00	$1,014.00	$6.71	$1,000.00	$1,018.42	$6.73	1.33%
Investor A	$1,000.00	$1,014.10	$6.72	$1,000.00	$1,018.40	$6.73	1.33%
Investor B	$1,000.00	$1,010.60	$10.99	$1,000.00	$1,014.13	$11.01	2.18%
Investor C	$1,000.00	$1,009.80	$10.33	$1,000.00	$1,014.78	$10.35	2.05%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	5

Fund Summary as of September 30, 2017	BlackRock Emerging Markets Dividend Fund

Investment Objective

BlackRock Emerging Markets Dividend Fund’s (the “Fund”) investment objective is primarily to seek investment income; and, as a secondary objective, to seek capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended September 30, 2017, the Fund’s Institutional and Investor A Shares outperformed its benchmark, the MSCI Emerging Markets Index, while the Fund’s Investor C Shares underperformed the benchmark.

What factors influenced performance?

•	The combination of accelerating global growth, robust corporate earnings and investors’ hearty appetite for risk fueled substantial gains for emerging market equities in the annual period.

•

The Fund’s longstanding overweight in India was a key contributor to performance. India outperformed amid ongoing progress on the domestic reform front, the announcement of a prudent budget for 2018 and election wins by the prime minister’s party earlier in the year. Sun TV Network Ltd. and the lender Indiabulls Housing Finance Ltd. were among the Fund’s top performers in the country.

•

The Fund’s positioning in Brazil also benefited performance. The market surged on signs of an economic recovery, with growth supported by accelerated interest rate cuts by the country’s central bank. While investor confidence was briefly shaken in May and June by concerns about the potential impact a political scandal could have on the fiscal reform agenda, the subsequent passage of much-needed labor reforms helped fuel a rebound in market performance.

•	On the negative side, the Fund’s positioning in China was the largest detractor. The portfolio was underweight in the country’s outperforming technology sector due largely to the lack of visibility regarding the dividend policies of the major Chinese internet companies. Specifically, zero weightings in Alibaba Group Holding Ltd. and Tencent Holdings Ltd. weighed heavily on relative performance. An underweight in South Korea was further detractor, as was stock selection in the country. Positions in Samsung Electronics Co. Ltd. and the tobacco company KT&G Corp. were the key drivers of the shortfall.

Describe recent portfolio activity.

•

While the investment adviser remained positive on the reform process in Brazil and India, the Fund’s allocations were reduced to the two markets following their strong performance in the past year. Brazil nonetheless remained a top overweight due to President Michel Temer’s efforts to push through key reforms aimed at controlling the budget and attracting foreign investment.

•	The Fund added exposure to Mexico based on the stronger peso and improving economic data in the country. The Fund’s weighting in South Korea increased as well.

Describe portfolio positioning at period end.

•	The Fund remained overweight in Mexico and India, while holding underweights in China and South Korea. The Fund also maintained an underweight position in technology and an overweight in financials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Net Assets

Samsung Electronics Co. Ltd., Preference Shares	5%
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	3
Industrial & Commercial Bank of China Ltd., H Shares	3
Indiabulls Housing Finance Ltd.	3
Powszechny Zaklad Ubezpieczen SA	3
Bank of China Ltd., H Shares	2
NovaTek PJSC - GDR	2
ANTA Sports Products Ltd.	2
Wynn Macau Ltd.	2
EcoRodovias Infraestrutura e Logistica SA	2

Geographic Allocation	Percent of Net Assets

China	19%
India	12
South Korea	11
Brazil	10
Taiwan	9
Mexico	8
Russia	6
Thailand	5
Indonesia	3
South Africa	3
United States	3
Others[1]	13
Liabilities in Excess of Other Assets	(2)

[1]	Includes holdings within countries that are 2% or less of long-term investments.
Please refer to the Schedule of Investments for such countries.

6	BLACKROCK FUNDS	SEPTEMBER 30, 2017

BlackRock Emerging Markets Dividend Fund

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in dividend-paying equity securities of, or derivatives having economic characteristics similar to the dividend-paying equity securities of, companies domiciled in, or tied economically to, emerging market countries. The Fund’s total returns prior to August 16, 2013 are the returns of the Fund when it followed different investment strategies under the name BlackRock China Fund.

[3]

A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 23 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates.

[4]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2017
		Average Annual Total Returns[2,5]
		1 Year		5 Years		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	13.24%	23.02%	N/A	6.47%	N/A	1.28%	N/A
Investor A.	13.18	22.70	16.26%	6.25	5.11%	1.05	0.20%
Investor C	12.70	21.80	20.80	5.48	5.48	0.32	0.32
MSCI Emerging Markets Index	14.66	22.46	N/A	3.99	N/A	0.85	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on April 29, 2011.
N/A - Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual			Hypothetical[8]
	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During the Period[7]	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,132.40	$8.07	$1,000.00	$1,017.48	$7.64	1.51%
Investor A	$1,000.00	$1,131.80	$9.41	$1,000.00	$1,016.22	$8.90	1.76%
Investor C	$1,000.00	$1,127.00	$13.38	$1,000.00	$1,012.46	$12.66	2.51%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	7

Fund Summary as of September 30, 2017	BlackRock Energy & Resource Portfolio

Investment Objective

BlackRock Energy & Resources Portfolio’s (the “Fund”) investment objective is to provide long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended September 30, 2017, the Fund underperformed the MSCI World Small and Mid-Cap Energy Index.

What factors influenced performance?

•

Energy stocks, while finishing with a positive absolute return thanks to a late rally, nonetheless trailed the broader world equity markets in the past 12 months. The shortfall largely stemmed from the weakness in the sector from November 2016 through August 2017. During this time, energy stocks lagged as an unfavorable balance of supply and demand put significant downward pressure on oil prices.

•

The Fund’s overweight position in the U.S.-based exploration and production (“E&P”) company Gulfport Energy Corp. was the largest detractor from relative performance. The company, which has historically held the majority of the assets in the northeast region of the United States, announced an acquisition of property in the Oklahoma basin. The news was taken negatively by the market, and the stock sold off as a result.

•

The Fund’s position in the pressure pumping and service provider Superior Energy Services, Inc. also detracted from performance. The oil services companies Schlumberger Ltd. and Weatherford International Ltd. announced a joint venture focused on pressure pumping, which could potentially increase competition in this area.

•

The Fund’s overweight position in Baker Hughes Inc. was a leading contributor to relative performance. In late October 2016, General Electric Co. announced that it would merge its oil services business with Baker Hughes Inc. and would pay $7.4 billion to take a controlling stake in the combined company. Baker Hughes also reported stronger-than-expected results.

•	The Fund’s overweight position in the E&P sub-sector was another significant contributor. Most notably, the Fund benefited from an overweight in the E&P company Ithaca Energy, Inc., which received a takeover bid from the Israeli energy producer The Delek Group.

Describe recent portfolio activity.

•

The Fund remained positioned for a backdrop of rising oil prices based on the combination of declining global inventories and a meaningful decrease in production outside of the United States and the Organization of Petroleum Exporting Countries (OPEC).

•

Consistent with this view, the investment adviser increased the Fund’s weighting in U.S. onshore oil services companies by initiating positions in Precision Drilling Corp. and Superior Energy Services, Inc. in the early part of the period. The investment adviser funded these moves by taking profits in E&P stocks that had performed particularly well in 2016.

•

Later in the period, the Fund used the pullback in energy stocks to increase the portfolio’s beta (risk profile) on the belief that the fundamentals in the oil market were improving. As part of this process, the Fund added to its weightings in its favored E&P stocks and initiated a position in Anadarko Petroleum Corp.

Describe portfolio positioning at period end.

•

The investment adviser maintained a positive view on the direction of oil prices due to the favorable balance of supply and demand in the market. Therefore, the Fund was positioned the Fund with an overweight in the E&P sub-sector, with a focus on companies with low-cost North American assets and strong balance sheets. Conversely, the Fund remained underweight in the integrated energy and distribution sub-sectors. The Fund was also underweight in the overall oil services sub-sector, but it retained select overweight positions in companies operating onshore in North America.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Net Assets

Encana Corp.	7%
Cimarex Energy Co.	6
EQT Corp.	6
Andeavor	6
Cabot Oil & Gas Corp.	5
TransCanada Corp.	5
Marathon Oil Corp.	5
Pioneer Natural Resources Co.	4
Cairn Energy PLC	3
Kosmos Energy, Ltd.	3

Industry Allocation	Percent of Net Assets

Oil, Gas & Consumable Fuels.	88%
Energy Equipment & Services	11
Short-Term Securities	1

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

8	BLACKROCK FUNDS	SEPTEMBER 30, 2017

BlackRock Energy & Resources Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

Under normal conditions, the Fund invests at least 80% of its total assets in equity securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities).

[3]

An index comprised of the energy sector constituents of the MSCI World SMID Index, a free float-adjusted market capitalization weighted index designed to measure the equity market performance of the mid and small cap developed market.

Performance Summary for the Period Ended September 30, 2017
		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(4.80)%	(7.81)%	N/A	(9.07)%	N/A	(5.50)%	N/A
Investor A	(4.99)	(8.09)	(12.91)%	(9.34)	(10.31)%	(5.81)	(6.31)%
Investor B	(5.26)	(8.74)	(12.85)	(10.00)	(10.36)	(6.38)	(6.38)
Investor C	(5.31)	(8.75)	(9.66)	(10.01)	(10.01)	(6.49)	(6.49)
MSCI World Small and Mid-Cap Energy Index	(3.92)	(4.64)	N/A	(8.42)	N/A	(4.67)	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,132.40	$5.45	$1,000.00	$1,019.96	$ 5.17	1.02%
Investor A	$1,000.00	$1,131.80	$7.11	$1,000.00	$1,018.40	$ 6.73	1.33%
Investor B	$1,000.00	$ 947.40	$10.01	$1,000.00	$1,014.79	$10.35	2.05%
Investor C	$1,000.00	$1,127.00	$10.93	$1,000.00	$1,014.79	$10.35	2.05%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	9

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Service Shares (available only in All-Cap Energy & Resources Portfolio) are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor B Shares (available only in All-Cap Energy & Resources Portfolio and Energy & Resources Portfolio) are subject to a maximum CDSC of 4.50%, declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and dividend reinvestments by current holders and for purchase by certain employer-sponsored retirement plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Funds’ expenses. Without such waiver and/or reimbursement, the Funds’ performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The Manager has voluntarily waived and/or reimbursed a portion of the expenses of each fund. Without such waiver and/or reimbursement, each such Fund’s performance would have been lower. The Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver may be reduced or discontinued at any time. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

10	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2017 and held through September 30, 2017) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	11

Schedule of Investments September 30, 2017	BlackRock All-Cap Energy & Resources Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Energy Equipment & Services — 9.7%
Baker Hughes a GE Co.	48,629	$1,780,794
Halliburton Co.	63,612	2,928,060
Patterson-UTI Energy, Inc.	21,595	452,199
Precision Drilling Corp. (a)	174,610	542,967
Schlumberger Ltd.	35,955	2,508,221
Superior Energy Services, Inc. (a)	24,933	266,284

		8,478,525
Oil, Gas & Consumable Fuels — 89.2%
Anadarko Petroleum Corp.	56,594	2,764,617
Andeavor	15,626	1,611,822
BP PLC	965,540	6,185,239
Cabot Oil & Gas Corp.	54,715	1,463,626
Cairn Energy PLC (a)	352,894	906,618
Canadian Natural Resources Ltd.	82,339	2,757,721
Chevron Corp.	44,882	5,273,635
Cimarex Energy Co.	22,956	2,609,409
ConocoPhillips	94,218	4,715,611
Devon Energy Corp.	65,826	2,416,473
Enbridge, Inc.	38,940	1,626,570
Encana Corp.	218,137	2,568,169
Eni SpA	91,446	1,514,493
EOG Resources, Inc.	47,305	4,576,286
EQT Corp.	21,907	1,429,213
Exxon Mobil Corp.	100,995	8,279,570
Hess Corp.	38,624	1,811,079
International Petroleum Corp. (a)	10,681	46,423

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Kosmos Energy, Ltd. (a)	125,567	$999,513
Marathon Oil Corp.	122,525	1,661,439
Noble Energy, Inc.	54,989	1,559,488
Oil Search Ltd.	210,694	1,162,455
Phillips 66	10,383	951,187
Pioneer Natural Resources Co.	19,150	2,825,391
Royal Dutch Shell PLC, Class A	350,076	10,579,927
TransCanada Corp.	62,787	3,103,245
Valero Energy Corp.	29,861	2,297,207

		77,696,426
Total Long-Term Investments
(Cost — $72,013,108) — 98.9%		86,174,951

Short-Term Securities
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.91% (b)(c)	478,745	478,745
Total Short-Term Securities (Cost — $478,745) — 0.6%		478,745
Total Investments (Cost — $72,491,853) — 99.5%		86,653,696
Other Assets Less Liabilities — 0.5%		464,716

Net Assets — 100.0%		$87,118,412

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	During the year ended September 30, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2016	Net Activity	Shares Held at September 30, 2017	Value at September 30, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	154,227	324,518	478,745	$478,745	$3,680	$7	—

[1]	Includes net capital gain distributions.
(c)	Annualized 7-day yield as of period end.
•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Portfolio Abbreviations
ADR	American Depositary Receipts	NVDR	Non-Voting Depository Receipts
GDR	Global Depositary Receipts

See Notes to Financial Statements.

12	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Schedule of Investments (concluded)	BlackRock All-Cap Energy & Resources Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Energy Equipment & Services	$8,478,525	—	—	$8,478,525
Oil, Gas & Consumable Fuels	57,347,694	$20,348,732	—	77,696,426
Short-Term Securities	478,745	—	—	478,745

Total	$66,304,964	$20,348,732	—	$86,653,696

During the year ended September 30, 2017, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	13

Schedule of Investments September 30, 2017	BlackRock Emerging Markets Dividend Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Austria — 1.8%
Erste Group Bank AG	5,765	$249,076
Brazil — 9.7%
BB Seguridade Participacoes SA	19,424	174,789
EcoRodovias Infraestrutura e Logistica SA	80,982	292,258
Hypermarcas SA	24,510	248,339
IRB Brasil Resseguros S/A (a)	16,062	154,172
Itau Unibanco Holding SA - ADR	17,763	243,353
Kroton Educacional SA	32,546	205,214

		1,318,125
China — 16.5%
ANTA Sports Products Ltd.	74,000	311,191
Bank of China Ltd., H Shares	654,000	324,857
China Construction Bank Corp., H Shares	149,000	124,482
China Machinery Engineering Corp., H Shares	166,000	103,972
China Mobile Ltd.	27,500	279,179
CNOOC Ltd.	214,000	277,034
Industrial & Commercial Bank of China Ltd., H Shares	464,000	346,845
Jiangsu Expressway Co. Ltd., H Shares	114,000	175,071
NetEase, Inc. - ADR	568	149,844
Silergy Corp.	7,000	160,734

		2,253,209
Egypt — 1.5%
Centamin PLC	106,033	205,991
Hungary — 0.9%
Richter Gedeon Nyrt	5,123	127,301
India — 11.5%
Bharat Petroleum Corp. Ltd.	24,422	176,363
Housing Development Finance Corp. Ltd.	7,772	207,458
Indiabulls Housing Finance Ltd.	18,699	346,165
IndusInd Bank Ltd.	9,359	241,340
InterGlobe Aviation Ltd. (b)	7,602	127,824
NTPC Ltd.	112,298	288,078
Sun TV Network Ltd.	16,261	189,771

		1,576,999
Indonesia — 3.0%
Bank Negara Indonesia Persero Tbk PT	315,000	173,211
Jardine Cycle & Carriage Ltd.	5,900	171,691
Media Nusantara Citra Tbk PT	628,824	61,627

		406,529
Macau — 2.3%
Wynn Macau Ltd.	114,000	308,311
Mexico — 7.6%
America Movil SAB de CV, Class L—ADR	11,843	210,213
Grupo Aeroportuario del Pacifico SAB de CV,
Class B	13,846	141,806
Grupo Aeroportuario del Sureste SAB de CV - ADR	1,232	235,090
Grupo Financiero Banorte Sab de CV	39,262	270,306
PLA Administradora Industrial S de RL de CV	106,164	182,770

		1,040,185
Poland — 2.5%
Powszechny Zaklad Ubezpieczen SA	26,771	337,875
Russia — 5.8%
Inter RAO UES PJSC	603,912	38,946
LUKOIL PJSC - ADR	3,148	166,955
Mobile TeleSystems PJSC - ADR	25,487	266,084

Common Stocks	Shares	Value
Russia (continued)
NovaTek PJSC - GDR	2,707	$318,061

		790,046
South Africa — 2.6%
Mr Price Group Ltd.	10,417	138,537
Sanlam Ltd.	26,824	134,008
SPAR Group Ltd.	6,227	76,896

		349,441
South Korea — 10.8%
ING Life Insurance Korea, Ltd. (b)	3,948	163,983
KT&G Corp.	2,105	194,251
POSCO	960	266,769
Samsung Electronics Co. Ltd., Preference Shares	331	598,726
Shinhan Financial Group Co. Ltd.	5,630	248,836

		1,472,565
Taiwan — 9.4%
Delta Electronics, Inc.	53,000	273,452
Far EasTone Telecommunications Co. Ltd.	24,000	57,100
MediaTek, Inc.	25,000	235,247
Primax Electronics Ltd.	104,000	257,968
Taiwan Semiconductor Manufacturing Co. Ltd.	13,000	93,112
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	9,670	363,108

		1,279,987
Thailand — 5.3%
Advanced Info Service PCL - NVDR	39,600	226,915
Land & Houses PCL - NVDR	424,400	125,984
PTT PCL - NVDR	16,100	197,147
Siam Commercial Bank PCL - NVDR	36,800	169,200

		719,246
Turkey — 2.0%
Turkcell Iletisim Hizmetleri A/S	77,637	276,118
Ukraine — 1.5%
Ferrexpo PLC	51,040	199,983
United Arab Emirates — 1.4%
DP World Ltd.	8,790	197,423
Total Common Stocks — 96.1%		13,108,410

Participation Notes (a)
China — 2.3%
Deutsche Bank AG (Kweichow Moutai Co., Ltd., Class A), due 5/22/26 (a)	2,324	181,190
UBS AG (Hangzhou Hikvision Digital Technology Co. Ltd., Class A), due 04/11/18 (a)	28,036	135,212

		316,402
Russia — 0.6%
Deutsche Bank AG (Inter RAO UES PJSC), due 01/13/2027 (a)	1,231,339	79,421
Total Participation Notes — 2.9%		395,823
Total Long-Term Investments (Cost — $11,710,646) — 99.0%		13,504,233

See Notes to Financial Statements.

14	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Schedule of Investments (continued)	BlackRock Emerging Markets Dividend Fund

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.91% (c)(d)	385,937	$385,937
Total Short-Term Securities (Cost — $385,937) — 2.8%		385,937
Total Investments (Cost — $12,096,583) — 101.8%		13,890,170
Liabilities in Excess of Other Assets — (1.8)%		(242,548)

Net Assets — 100.0%		$13,647,622

Notes to Schedule of Investments

(a)	Non-income producing security.
(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	During the year ended September 30, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2016	Net Activity	Shares Held at September 30, 2017	Value at September 30, 2017	Income	Net Realized Gain	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	54,357	331,580	385,937	$385,937	$274	—	—

(d)	Annualized 7-day yield as of period end.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased – in USD	$23,446
Average amounts sold – in USD.	$24,427

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	15

Schedule of Investments (concluded)	BlackRock Emerging Markets Dividend Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Austria	—	$249,076	—	$249,076
Brazil	$1,318,125	—	—	1,318,125
China.	461,035	1,792,174	—	2,253,209
Egypt	—	205,991	—	205,991
Hungary	—	127,301	—	127,301
India	—	1,576,999	—	1,576,999
Indonesia	61,627	344,902	—	406,529
Macau	—	308,311	—	308,311
Mexico	1,040,185	—	—	1,040,185
Poland	—	337,875	—	337,875
Russia	305,030	485,016	—	790,046
South Africa	—	349,441	—	349,441
South Korea	—	1,472,565	—	1,472,565
Taiwan	363,108	916,879	—	1,279,987
Thailand	125,984	593,262	—	719,246
Turkey	—	276,118	—	276,118
Ukraine	199,983	—	—	199,983
United Arab Emirates	197,423	—	—	197,423
Participation Notes:
China	—	316,402	—	316,402
Russia	—	79,421	—	79,421
Short-Term Securities	385,937	—	—	385,937

Total	$4,458,437	$9,431,733	—	$13,890,170

During the year ended September 30, 2017, there were no transfers between levels.

See Notes to Financial Statements.

16	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Schedule of Investments September 30, 2017	BlackRock Energy & Resources Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Energy Equipment & Services — 11.2%
Baker Hughes a GE Co.	111,759	$4,092,615
Helmerich & Payne, Inc.	45,769	2,385,023
Patterson-UTI Energy, Inc.	213,505	4,470,795
Poseidon Concepts Corp. (a)	35,081	7
Precision Drilling Corp. (a)	773,245	2,404,481
Superior Energy Services, Inc. (a)	369,027	3,941,208
Tenaris SA	293,400	4,158,919

		21,453,048
Oil, Gas & Consumable Fuels — 88.0%
AltaGas Ltd.	96,214	2,216,141
Anadarko Petroleum Corp.	125,340	6,122,859
Andeavor	108,790	11,221,688
Cabot Oil & Gas Corp.	388,652	10,396,441
Cairn Energy PLC (a)	2,545,945	6,540,773
Carrizo Oil & Gas, Inc. (a)	134,282	2,300,251
Cimarex Energy Co.	107,204	12,185,879
Concho Resources, Inc. (a)	47,155	6,211,257
Devon Energy Corp.	170,276	6,250,832
Enbridge, Inc.	139,326	5,819,812
Encana Corp.	1,130,478	13,309,334
Energen Corp. (a)	64,715	3,538,616
EQT Corp.	172,285	11,239,873
Gulfport Energy Corp. (a)	230,838	3,310,217
Hess Corp.	111,249	5,216,466
HollyFrontier Corp.	93,204	3,352,548
International Petroleum Corp. (a)	73,101	317,717
Kosmos Energy, Ltd. (a)	802,106	6,384,764

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Longview Energy Co. (a)	85,400	$186,172
Lundin Petroleum AB (a)	170,245	3,730,564
Marathon Oil Corp.	741,312	10,052,191
Murphy Oil Corp.	101,258	2,689,412
Newfield Exploration Co. (a)	70,167	2,081,855
Noble Energy, Inc.	185,204	5,252,385
Oil Search Ltd.	887,776	4,898,099
Painted Pony Energy Ltd. (a)	417,396	1,117,293
Pioneer Natural Resources Co.	46,244	6,822,840
RSP Permian, Inc. (a)	158,069	5,467,607
TransCanada Corp.	204,680	10,116,302

		168,350,188
Total Long-Term Investments (Cost — $188,082,348) — 99.2%		189,803,236

Short-Term Securities
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.91% (b)(c)	1,889,750	1,889,750
Total Short-Term Securities (Cost — $1,889,750) — 1.0%		1,889,750
Total Investments (Cost — $189,972,098) — 100.2%		191,692,986
Liabilities in Excess of Other Assets — (0.2)%		(332,199)

Net Assets — 100.0%		$191,360,787

Notes to Schedule of Investments

(a)	Non-income producing security.
(b)	During the year ended September 30, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2016	Net Activity	Shares Held at September 30, 2017	Value at September 30, 2017	Income		Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	1,879,285	10,465	1,889,750	$1,889,750	$9,512		$20	—
SL Liquidity Series, LLC, Money Market Series	—	—	—	—	1,473	[2]	—	—
Total				$1,889,750	$10,985		$20	—

[1]	Includes net capital gain distributions.
[2]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	Annualized 7-day yield as of period end.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	17

Schedule of Investments (concluded)	BlackRock Energy & Resources Portfolio

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Energy Equipment & Services	$17,294,122	$4,158,926	—	$21,453,048
Oil, Gas & Consumable Fuels	152,994,580	15,169,436	$186,172	168,350,188
Short-Term Securities	1,889,750	—	—	1,889,750

Total	$172,178,452	$19,328,362	186,172	$191,692,986

During the year ended September 30, 2017, there were no transfers between levels.

See Notes to Financial Statements.

18	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Statements of Assets and Liabilities

September 30, 2017	BlackRock All-Cap Energy & Resources Portfolio	BlackRock Emerging Markets Dividend Fund	BlackRock Energy & Resources Portfolio

Assets
Investments at value — unaffiliated[1]	$86,174,951	$13,504,233	$189,803,236
Investments at value — affiliated[2]	478,745	385,937	1,889,750
Cash	—	3,601	25
Foreign currency at value[3]	2,736	74,124	14,286
Receivables:
Investments sold	669,049	155,064	738,432
Capital shares sold	50,424	12,337	51,521
Dividends — affiliated	601	243	1,408
Dividends — unaffiliated	69,360	18,873	117,238
From the Manager	21,721	109,799	45,577
Prepaid expenses	19,637	19,564	24,432

Total assets	87,487,224	14,283,775	192,685,905

Liabilities
Payables:
Investments purchased	116,821	471,614	315,788
Capital shares redeemed	69,487	15,865	605,159
Deferred foreign capital gain tax	—	17,169	—
Investment advisory fees	19,316	—	108,719
Officer’s and Trustees’ fees	2,070	1,652	2,671
Other accrued expenses	24,869	72,265	44,612
Other affiliates	6,703	—	21,105
Printing fees	10,817	5,527	18,994
Professional fees	26,980	41,116	40,338
Service and distribution fees	29,664	1,831	47,611
Transfer agent fees	62,085	9,114	120,121

Total liabilities	368,812	636,153	1,325,118

Net Assets	$87,118,412	$13,647,622	$191,360,787

Net Assets Consist of
Paid-in capital	$162,529,014	$12,940,215	$428,017,835
Undistributed net investment income	2,073,358	83,113	1,907,056
Accumulated net realized loss	(91,646,053)	(1,151,901)	(240,284,308)
Net unrealized appreciation	14,162,093	1,776,195	1,720,204

Net Assets	$87,118,412	$13,647,622	$191,360,787

[1] Investments at cost — unaffiliated	$72,013,108	$11,710,646	$188,082,348
[2] Investments at cost — affiliated	$478,745	$385,937	$1,889,750
[3] Foreign currency at cost	$2,746	$74,089	$14,336

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	19

Statements of Assets and Liabilities (concluded)

September 30, 2017	BlackRock All-Cap Energy & Resources Portfolio	BlackRock Emerging Markets Dividend Fund	BlackRock Energy & Resources Portfolio

Net Asset Value
Institutional
Net assets	$18,702,714	$7,491,677	$45,733,771

Shares outstanding[1]	1,680,605	777,936	2,239,681

Net asset value	$11.13	$9.63	$20.42

Service
Net assets	$628,264	—	—

Shares outstanding[1]	57,737	—	—

Net asset value	$10.88	—	—

Investor A
Net assets	$43,765,158	$5,152,815	$120,881,037

Shares outstanding[1]	4,042,130	537,307	6,903,943

Net asset value	$10.83	$9.59	$17.51

Investor B
Net assets	$26,593	—	$19,186

Shares outstanding[1]	2,526	—	1,545

Net asset value	$10.53	—	$12.42

Investor C
Net assets	$23,995,683	$1,003,130	$24,726,793

Shares outstanding[1]	2,328,843	105,946	2,008,651

Net asset value	$10.30	$9.47	$12.31

[1]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

20	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Statements of Operations

Year ended September 30, 2017	BlackRock All-Cap Energy & Resources Portfolio	BlackRock Emerging Markets Dividend Fund	BlackRock Energy & Resources Portfolio

Investment Income
Dividends — unaffiliated	$4,053,740 [1]	$337,393	$5,357,674 [2]
Dividends — affiliated	3,680	274	9,512
Securities lending income — affiliated — net	–	—	1,473
Foreign taxes withheld	(145,741)	(31,519)	(173,159)

Total income	3,911,679	306,148	5,195,500

Expenses
Investment advisory	784,089	82,035	1,802,198
Service and distribution — class specific	417,046	15,462	671,986
Transfer agent — class specific	244,252	27,102	479,697
Professional	90,837	75,225	87,377
Registration	72,336	42,643	65,659
Administration	44,432	3,486	102,124
Administration — class specific	20,948	1,631	48,125
Accounting services	33,634	9,301	67,571
Printing	39,299	22,689	38,013
Officer and Trustees	10,011	8,211	12,607
Custodian	16,359	72,811	48,178
Recoupment of past waived and/or reimbursed fees — class specific	234	—	18,026
Miscellaneous	23,879	69,958	20,959

Total expenses	1,797,356	430,554	3,462,520
Less:
Fees waived by the Manager	(163,513)	(82,035)	(25,286)
Administration fees waived	—	(3,486)	—
Administration fees waived — class specific	(20,830)	(1,631)	(37,078)
Transfer agent fees waived and/or reimbursed — class specific	(115,556)	(26,916)	(182,909)
Expenses reimbursed by the Manager	—	(177,188)	—

Total expenses after fees waived and/or reimbursed	1,497,457	139,298	3,217,247

Net investment income	2,414,222	166,850	1,978,253

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	(1,607,595)	414,992 [3]	(21,433,439)
Capital gain distributions received from affiliated investment companies	7	—	20
Forward foreign currency exchange contracts	10,269	(2,536)	(33,365)
Foreign currency transactions	(9,959)	(134)	(19,533)

	(1,607,278)	412,322	(21,486,317)

Net change in unrealized appreciation (depreciation) on:
Investments	417,800	1,256,343 [4]	(4,080,666)
Forward foreign currency exchange contracts	—	1,542	—
Foreign currency translations	(347)	(124)	922

	417,453	1,257,761	(4,079,744)

Net realized and unrealized gain (loss)	(1,189,825)	1,670,083	(25,566,061)

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,224,397	$1,836,933	$(23,587,808)

[1]	Includes non-recurring dividends in the amount of $961,205.
[2]	Includes non-recurring dividends in the amount of $2,165,485.
[3]	Net of $11,762 realized tax deferral.
[4]	Net of $1,474 foreign capital gain tax.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	21

Statements of Changes in Net Assets

	BlackRock All-Cap Energy & Resources Portfolio		BlackRock Emerging Markets Dividend Fund		BlackRock Energy & Resources Portfolio
	Year Ended September 30,		Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2017	2016	2017	2016	2017	2016

Operations
Net investment income	$2,414,222	$1,936,661	$166,850	$45,726	$1,978,253	$46,851
Net realized gain (loss)	(1,607,278)	(20,634,863)	412,322	(482,566)	(21,486,317)	(73,655,928)
Net change in unrealized appreciation (depreciation)	417,453	36,814,835	1,257,761	738,925	(4,079,744)	107,421,623

Net increase (decrease) in net assets resulting from operations	1,224,397	18,116,633	1,836,933	302,085	(23,587,808)	33,812,546

Distributions to Shareholders[1]
From net investment income:
Institutional	(617,210)	(485,170)	(46,061)	(17,881)	—	—
Service	(16,259)	(10,079)	—	—	—	—
Investor A	(1,176,238)	(975,004)	(26,936)	(24,538)	—	—
Investor C	(390,299)	(271,932)	(2,969)	(2,792)	—	—

Decrease in net assets resulting from distributions to shareholders	(2,200,006)	(1,742,185)	(75,966)	(45,211)	—	—

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(29,268,241)	(5,731,029)	7,377,349	1,894,356	(63,828,902)	(9,922,707)

Net Assets
Total increase (decrease) in net assets	(30,243,850)	10,643,419	9,138,316	2,151,230	(87,416,710)	23,889,839
Beginning of year	117,362,262	106,718,843	4,509,306	2,358,076	278,777,497	254,887,658

End of year	$87,118,412	$117,362,262	$13,647,622	$4,509,306	$191,360,787	$278,777,497

Undistributed (accumulated) net investment income (loss), end of year	$2,073,358	$1,858,832	$83,113	$7,937	$1,907,056	$(18,299)

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

22	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Financial Highlights	BlackRock All-Cap Energy & Resources Portfolio

	Institutional
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$11.06	$9.91	$16.26	$15.28	$13.51

Net investment income[1]	0.31 [2]	0.22	0.23	0.19	0.06
Net realized and unrealized gain (loss)	0.04	1.17	(6.34)	0.90	1.71

Net increase (decrease) from investment operations	0.35	1.39	(6.11)	1.09	1.77

Distributions from net investment income[3]	(0.28)	(0.24)	(0.24)	(0.11)	(0.00)[4]

Net asset value, end of year	$11.13	$11.06	$9.91	$16.26	$15.28

Total Return[5]
Based on net asset value	2.98%	14.33%	(37.94)%	7.16%	13.13%

Ratios to Average Net Assets
Total expenses	1.25%	1.18%	1.11%[6]	1.00%[6]	0.98%[6]

Total expenses after fees waived and/or reimbursed and paid indirectly	0.91%	0.95%	0.96%	0.96%	0.96%

Net investment income	2.89%	2.16%	1.75%	1.15%	0.49%

Supplemental Data
Net assets, end of year (000)	$18,703	$25,123	$20,753	$36,865	$35,726

Portfolio turnover rate	14%	66%	51%	71%	28%

[1]	Based on average shares outstanding.
[2]	Net investment income per share and the ratio of net investment income to average net assets includes $0.10 per share and 0.92%, respectively, resulting from a special dividend.
[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
[4]	Amount is greater than $(0.005) per share.
[5]	Where applicable, assumes the reinvestment of distributions.
[6]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	23

Financial Highlights (continued)	BlackRock All-Cap Energy & Resources Portfolio

	Service
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$10.81	$9.65	$15.81	$14.87	$13.20

Net investment income[1]	0.25 [2]	0.17	0.17	0.12	0.02
Net realized and unrealized gain (loss)	0.04	1.14	(6.16)	0.88	1.65

Net increase (decrease) from investment operations	0.29	1.31	(5.99)	1.00	1.67

Distributions from net investment income[3]	(0.22)	(0.15)	(0.17)	(0.06)	—

Net asset value, end of year	$10.88	$10.81	$9.65	$15.81	$14.87

Total Return[4]
Based on net asset value	2.58%	13.77%	(38.17)%	6.72%	12.65%

Ratios to Average Net Assets
Total expenses[5]	1.50%	1.51%	1.41%	1.35%	1.34%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.33%	1.36%	1.38%	1.34%	1.33%

Net investment income	2.35%	1.67%	1.33%	0.77%	0.17%

Supplemental Data
Net assets, end of year (000)	$628	$787	$1,025	$2,046	$2,298

Portfolio turnover rate	14%	66%	51%	71%	28%

[1]	Based on average shares outstanding.
[2]	Net investment income per share and the ratio of net investment income to average net assets includes $0.10 per share and 0.92%, respectively, resulting from a special dividend.
[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
[4]	Where applicable, assumes the reinvestment of distributions.
[5]

Includes recoupment of past waived and/or reimbursed with no financial impact to the expense ratios for the years ended September 30, 2017, September 30, 2016, September 30, 2015, September 30, 2014 and September 30, 2013.

See Notes to Financial Statements.

24	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Financial Highlights (continued)	BlackRock All-Cap Energy & Resources Portfolio

	Investor A
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$10.76	$9.63	$15.77	$14.85	$13.19

Net investment income[1]	0.26 [2]	0.17	0.17	0.12	0.02
Net realized and unrealized gain (loss)	0.03	1.14	(6.15)	0.86	1.64

Net increase (decrease) from investment operations	0.29	1.31	(5.98)	0.98	1.66

Distributions from net investment income[3]	(0.22)	(0.18)	(0.16)	(0.06)	—

Net asset value, end of year	$10.83	$10.76	$9.63	$15.77	$14.85

Total Return[4]
Based on net asset value	2.57%	13.88%	(38.17)%	6.65%	12.59%

Ratios to Average Net Assets
Total expenses	1.60%	1.55%	1.48%[5]	1.40%[5]	1.39%[5]

Total expenses after fees waived and/or reimbursed and paid indirectly	1.33%	1.36%	1.38%	1.38%	1.37%

Net investment income	2.42%	1.72%	1.33%	0.73%	0.12%

Supplemental Data
Net assets, end of year (000)	$43,765	$59,065	$51,005	$91,625	$103,388

Portfolio turnover rate	14%	66%	51%	71%	28%

[1]	Based on average shares outstanding.
[2]	Net investment income per share and the ratio of net investment income to average net assets includes $0.10 per share and 0.92%, respectively, resulting from a special dividend.
[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[5]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	25

Financial Highlights (continued)	BlackRock All-Cap Energy & Resources Portfolio

	Investor B
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$10.34	$9.15	$14.91	$14.08	$12.59

Net investment income (loss)[1]	0.09 [2]	0.10	0.07	(0.00)[3]	(0.08)
Net realized and unrealized gain (loss)	0.10	1.09	(5.83)	0.83	1.57

Net increase (decrease) from investment operations	0.19	1.19	(5.76)	0.83	1.49

Net asset value, end of year	$10.53	$10.34	$9.15	$14.91	$14.08

Total Return[4]
Based on net asset value	1.84%	13.01%	(38.63)%	5.90%	11.84%

Ratios to Average Net Assets
Total expenses[5]	3.79%	2.73%	2.47%	2.34%	2.28%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.07%	2.09%	2.10%	2.10%	2.10%

Net investment income (loss)	0.89%	1.03%	0.58%	(0.02)%	(0.60)%

Supplemental Data
Net assets, end of year (000)	$27	$540	$1,243	$3,935	$9,802

Portfolio turnover rate	14%	66%	51%	71%	28%

[1]	Based on average shares outstanding.

[2]	Net investment income per share and the ratio of net investment income to average net assets includes $0.10 per share and 0.92%, respectively, resulting from a special dividend.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2017, September 30, 2016 and September 30, 2014, the ratio would have been 3.78%, 2.72% and 2.33%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2015 and September 30, 2013.

See Notes to Financial Statements.

26	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Financial Highlights (concluded)	BlackRock All-Cap Energy & Resources Portfolio

	Investor C
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$10.23	$9.14	$14.94	$14.10	$12.62

Net investment income (loss)[1]	0.17 [2]	0.09	0.07	0.00 [3]	(0.07)
Net realized and unrealized gain (loss)	0.03	1.08	(5.82)	0.84	1.55

Net increase (decrease) from investment operations	0.20	1.17	(5.75)	0.84	1.48

Distributions from net investment income[4]	(0.13)	(0.08)	(0.05)	—	—

Net asset value, end of year	$10.30	$10.23	$9.14	$14.94	$14.10

Total Return[5]
Based on net asset value	1.84%	12.91%	(38.60)%	5.96%	11.73%

Ratios to Average Net Assets
Total expenses[6]	2.32%	2.28%	2.18%	2.12%	2.12%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.05%	2.09%	2.10%	2.10%	2.09%

Net investment income (loss)	1.66%	1.00%	0.61%	0.00%	(0.59)%

Supplemental Data
Net assets, end of year (000)	$23,996	$31,847	$32,693	$63,133	$70,094

Portfolio turnover rate	14%	66%	51%	71%	28%

[1]	Based on average shares outstanding.

[2]	Net investment income per share and the ratio of net investment income to average net assets includes $0.10 per share and 0.92%, respectively, resulting from a special dividend.

[3]	Amount is less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2016 and September 30, 2014, the ratio would have been 2.27% and 2.10%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2017, September 30, 2015 and September 30, 2013.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	27

Financial Highlights	BlackRock Emerging Markets Dividend Fund

	Institutional
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$7.90	$6.87	$8.75	$8.93	$7.79

Net investment income[1]	0.21	0.09	0.18	0.22	0.15
Net realized and unrealized gain (loss)	1.60	1.05	(1.78)	(0.12)	1.11

Net increase (decrease) from investment operations	1.81	1.14	(1.60)	0.10	1.26

Distributions from net investment income[2]	(0.08)	(0.11)	(0.28)	(0.28)	(0.12)

Net asset value, end of year	$9.63	$7.90	$6.87	$8.75	$8.93

Total Return[3]
Based on net asset value	23.02%	16.72%	(18.71)%	1.06%	16.15%[4]

Ratios to Average Net Assets
Total expenses[5]	5.22%	8.02%	6.07%	6.72%	7.54%

Total expenses after fees waived and/or reimbursed[5]	1.51%	1.51%	1.51%	1.51%	1.63%

Net investment income[5]	2.37%	1.25%	2.11%	2.41%	1.71%

Supplemental Data
Net assets, end of year (000)	$7,492	$1,586	$763	$2,774	$2,736

Portfolio turnover rate	73%	117%	81%	71%	150%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes a payment from an affiliate related to securities lending which impacted the Fund’s total return. Not including this payment the Fund’s total return would have been 15.76%.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Investments in underlying funds	—	—	—	0.01%	—

See Notes to Financial Statements.

28	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Financial Highlights (continued)	BlackRock Emerging Markets Dividend Fund

	Investor A
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$7.87	$6.84	$8.71	$8.89	$7.77

Net investment income[1]	0.16	0.11	0.14	0.20	0.21
Net realized and unrealized gain (loss)	1.62	1.02	(1.75)	(0.13)	1.02

Net increase (decrease) from investment operations	1.78	1.13	(1.61)	0.07	1.23

Distributions from net investment income[2]	(0.06)	(0.10)	(0.26)	(0.25)	(0.11)

Net asset value, end of year	$9.59	$7.87	$6.84	$8.71	$8.89

Total Return[3]
Based on net asset value	22.70%	16.57%	(18.89)%	0.77%	15.82%[4]

Ratios to Average Net Assets
Total expenses[5]	5.16%	8.48%	7.38%	7.17%	8.33%

Total expenses after fees waived and/or reimbursed[5]	1.76%	1.76%	1.75%	1.76%	1.87%

Net investment income[5]	1.82%	1.60%	1.77%	2.30%	2.44%

Supplemental Data
Net assets, end of year (000)	$5,153	$2,428	$1,296	$1,887	$1,308

Portfolio turnover rate	73%	117%	81%	71%	150%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes a payment from an affiliate related to securities lending which impacted the Fund’s total return. Not including this payment the Fund’s total return would have been 15.43%.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Investments in underlying funds	—	—	—	0.01%	—

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	29

Financial Highlights (concluded)	BlackRock Emerging Markets Dividend Fund

	Investor C
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$7.80	$6.78	$8.65	$8.84	$7.72

Net investment income[1]	0.09	0.06	0.08	0.16	0.20
Net realized and unrealized gain (loss)	1.61	1.01	(1.75)	(0.15)	0.95

Net increase (decrease) from investment operations	1.70	1.07	(1.67)	0.01	1.15

Distributions from net investment income[2]	(0.03)	(0.05)	(0.20)	(0.20)	(0.03)

Net asset value, end of year	$9.47	$7.80	$6.78	$8.65	$8.84

Total Return[3]
Based on net asset value	21.80%	15.83%	(19.67)%	0.10%	14.95%[4]

Ratios to Average Net Assets
Total expenses[5]	5.86%	9.49%	8.13%	8.11%	9.53%

Total expenses after fees waived and/or reimbursed[5]	2.51%	2.51%	2.51%	2.51%	2.61%

Net investment income[5]	1.08%	0.83%	0.93%	1.76%	2.33%

Supplemental Data
Net assets, end of year (000)	$1,003	$495	$299	$500	$214

Portfolio turnover rate	73%	117%	81%	71%	150%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes a payment from an affiliate related to securities lending which impacted the Fund’s total return. Not including this payment the Fund’s total return would have been 14.56%.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Investments in underlying funds	—	—	—	0.01%	—

See Notes to Financial Statements.

30	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Financial Highlights	BlackRock Energy & Resources Portfolio

	Institutional
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$22.15	$19.44	$37.89	$37.36	$32.87

Net investment income (loss)[1]	0.23 [2]	0.07	0.03	(0.17)	(0.04)
Net realized and unrealized gain (loss)	(1.96)	2.64	(18.48)	0.70	4.56

Net increase (decrease) from investment operations	(1.73)	2.71	(18.45)	0.53	4.52

Distributions:[3]
From net investment income	—	—	—	—	—
From return of capital	—	—	—	—	(0.03)
From net realized gain	—	—	—	—	—

Total distributions	—	—	—	—	(0.03)

Net asset value, end of year	$20.42	$22.15	$19.44	$37.89	$37.36

Total Return[4]
Based on net asset value	(7.81)%	13.94%	(48.69)%	1.42%	13.78%

Ratios to Average Net Assets
Total expenses[5,6]	1.04%	1.10%	1.11%	1.03%	1.04%

Total expenses after fees waived and/or reimbursed and paid indirectly[5]	1.02%	1.05%	1.07%	1.02%	1.03%

Net investment income (loss)[5]	1.14%	0.35%	0.12%	(0.43)%	(0.11)%

Supplemental Data
Net assets, end of year (000)	$45,734	$74,778	$65,091	$92,994	$105,317

Portfolio turnover rate	12%	44%	55%	56%	33%

[1]	Based on average shares outstanding.

[2]	Net investment income per share and the ratio of net investment income to average net assets includes $0.16 per share and 0.90%, respectively, resulting from a special dividend.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Investments in underlying funds	—	—	—	0.01%	—

[6]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2017, September 30, 2016, September 30, 2015 and September 30, 2013, the ratio would have been 1.01%, 1.06%, 1.10% and 1.03%, respectively. There was no financial impact to the expense ratios for the year ended September 30, 2014.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	31

Financial Highlights (continued)	BlackRock Energy & Resources Portfolio

	Investor A
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$19.05	$16.77	$32.79	$32.42	$28.62

Net investment income (loss)[1]	0.15 [2]	0.01	(0.04)	(0.25)	(0.11)
Net realized and unrealized gain (loss)	(1.69)	2.27	(15.98)	0.62	3.94

Net increase (decrease) from investment operations	(1.54)	2.28	(16.02)	0.37	3.83

Distributions:[3]
From net investment income	—	—	—	—	—
From return of capital	—	—	—	—	(0.03)
From net realized gain	—	—	—	—	—

Total distributions	—	—	—	—	(0.03)

Net asset value, end of year	$17.51	$19.05	$16.77	$32.79	$32.42

Total Return[4]
Based on net asset value	(8.09)%	13.60%	(48.86)%	1.14%	13.42%

Ratios to Average Net Assets
Total expenses[5]	1.45%	1.43%[6]	1.39%[6]	1.31%[6]	1.34%[6]

Total expenses after fees waived and/or reimbursed and paid indirectly[5]	1.33%	1.36%	1.37%	1.31%	1.34%

Net investment income (loss)[5]	0.84%	0.04%	(0.16)%	(0.72)%	(0.38)%

Supplemental Data
Net assets, end of year (000)	$120,881	$165,504	$150,863	$353,706	$425,568

Portfolio turnover rate	12%	44%	55%	56%	33%

[1]	Based on average shares outstanding.

[2]	Net investment income per share and the ratio of net investment income to average net assets includes $0.16 per share and 0.90%, respectively, resulting from a special dividend.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Investments in underlying funds	—	—	—	0.01%	—

[6]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2013, the ratio would have been 1.33%. There was no financial impact to the expense ratios for the years ended September 30, 2016, September 30, 2015 and September 30, 2014.

See Notes to Financial Statements.

32	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Financial Highlights (continued)	BlackRock Energy & Resources Portfolio

	Investor B
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$13.61	$12.06	$23.76	$23.68	$21.07

Net investment loss[1]	(0.09)[2]	(0.08)	(0.16)	(0.38)	(0.25)
Net realized and unrealized gain (loss)	(1.10)	1.63	(11.54)	0.46	2.89

Net increase (decrease) from investment operations	(1.19)	1.55	(11.70)	0.08	2.64

Distributions:[3]
From net investment income	—	—	—	—	—
From return of capital	—	—	—	—	(0.03)
From net realized gain	—	—	—	—	—

Total distributions	—	—	—	—	(0.03)

Net asset value, end of year	$12.42	$13.61	$12.06	$23.76	$23.68

Total Return[4]
Based on net asset value	(8.74)%	12.85%	(49.24)%	0.34%	12.57%

Ratios to Average Net Assets
Total expenses[5,6]	4.11%	3.18%	2.55%	2.32%	2.31%

Total expenses after fees waived and/or reimbursed and paid indirectly[5]	2.05%	2.09%	2.10%	2.10%	2.10%

Net investment loss[5]	(0.76)%	(0.64)%	(0.90)%	(1.53)%	(1.15)%

Supplemental Data
Net assets, end of year (000)	$19	$409	$966	$3,082	$4,576

Portfolio turnover rate	12%	44%	55%	56%	33%

[1]	Based on average shares outstanding.

[2]	Net investment income per share and the ratio of net investment income to average net assets includes $0.16 per share and 0.90%, respectively, resulting from a special dividend.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Investments in underlying funds	—	—	—	0.01%	—

[6]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2017, September 30, 2015, September 30, 2014 and September 30, 2013, the ratio would have been 4.10%, 2.54%, 2.31% and 2.30%, respectively. There was no financial impact to the expense ratios for the year ended September 30, 2016.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	33

Financial Highlights (concluded)	BlackRock Energy & Resources Portfolio

	Investor C
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$13.49	$11.96	$23.56	$23.47	$20.88

Net investment income (loss)[1]	0.01 [2]	(0.08)	(0.15)	(0.36)	(0.24)
Net realized and unrealized gain (loss)	(1.19)	1.61	(11.45)	0.45	2.86

Net increase (decrease) from investment operations	(1.18)	1.53	(11.60)	0.09	2.62

Distributions from:[3]
From net investment income	—	—	—	—	—
From return of capital	—	—	—	—	(0.03)
From net realized gain	—	—	—	—	—

Total distributions	—	—	—	—	(0.03)

Net asset value, end of year	$12.31	$13.49	$11.96	$23.56	$23.47

Total Return[4]
Based on net asset value	(8.75)%	12.79%	(49.24)%	0.38%	12.59%

Ratios to Average Net Assets
Total expenses[5,6]	2.22%	2.22%	2.13%	2.06%	2.10%

Total expenses after fees waived and/or reimbursed and paid indirectly[5]	2.05%	2.08%	2.09%	2.05%	2.09%

Net investment income (loss)[5]	0.08%	(0.68)%	(0.88)%	(1.47)%	(1.12)%

Supplemental Data
Net assets, end of year (000)	$24,727	$38,086	$37,967	$83,948	$103,407

Portfolio turnover rate	12%	44%	55%	56%	33%

[1]	Based on average shares outstanding.

[2]	Net investment income per share and the ratio of net investment income to average net assets includes $0.16 per share and 0.90%, respectively, resulting from a special dividend.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Investments in underlying funds	—	—	—	0.01%	—

[6]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2014, the ratio would have been 2.05%. There was no financial impact to the expense ratios for the years ended September 30, 2017, September 30, 2016, September 30, 2015 and September 30, 2013.

See Notes to Financial Statements.

34	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Notes to Financial Statements

1. Organization:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually as a “Fund” are each a series of the Trust:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock All-Cap Energy & Resources Portfolio	All-Cap Energy & Resources	Non-diversified
BlackRock Emerging Markets Dividend Fund	Emerging Markets Dividend	Non-diversified[1]
BlackRock Energy & Resources Portfolio	Energy & Resources	Non-diversified

[1]	BlackRock Emerging Markets Dividend Fund is currently classified as non-diversified but intends to operate as a diversified fund.

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Service Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Investor B Shares are available only through exchanges and dividend and capital gain reinvestments by existing shareholders, and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional and Service Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor B Shares	No	Yes	To Investor A Shares after approximately 8 years[2]
Investor C Shares	No	Yes	None

[1]	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

[2]	Effective on or about the close of business December 27, 2017, all issued and outstanding Investor B Shares will be converted into Investor A Shares.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollar. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., forward foreign currency exchange contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend

BLACKROCK FUNDS	SEPTEMBER 30, 2017	35

Notes to Financial Statements (continued)

income and non-cash dividend income are recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. Emerging Markets Dividend recorded a $1,474 tax accrual on a foreign unrealized capital gains tax position as of September 30, 2017, which is included in “Deferred foreign capital gain tax” payable in the Statements of Assets and Liabilities.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the (“-NYSE-”) (generally 4:00 p.m., Eastern time or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•	Participation notes are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash

36	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Notes to Financial Statements (continued)

flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately-held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.

Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

BLACKROCK FUNDS	SEPTEMBER 30, 2017	37

Notes to Financial Statements (continued)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Participation Notes: Participation notes (“P-Notes”) are promissory notes issued by banks or broker-dealers that are designed to offer a return measured by the change in the value of the underlying security or basket of securities (the “underlying security”) while not holding the actual shares of the underlying security. These investments are typically used to gain exposure to securities traded in foreign markets that may be restricted due to country-specific regulations. When the P-Note matures, the issuer will pay or receive the difference between the value of the underlying security at the time of the purchase and the underlying security’s value at maturity of the P-Notes. Income received on P-Notes is recorded by a Fund as dividend income in the Statements of Operations. An investment in a P-Note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-Notes are considered general unsecured contractual obligations of the bank or broker-dealer. The holder of a P-Note must rely on the creditworthiness of the issuer for its investment returns on the P-Notes and has no rights against the issuer of the underlying security. A P-Note may be more volatile and less liquid than other investments held by a Fund since the P-Note generally is dependent on the liquidity in the local trading market for the underlying security.

Securities Lending: The Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of

38	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Notes to Financial Statements (continued)

the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements. The result would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	39

Notes to Financial Statements (continued)

For such services, each Fund, except Emerging Markets Dividend, pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.750%
$1 Billion - $2 Billion	0.700%
$2 Billion - $3 Billion	0.675%
Greater than $3 Billion	0.650%

Emerging Markets Dividend pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	1.00%
$1 Billion - $3 Billion	0.94%
$3 Billion - $5 Billion	0.90%
$5 Billion - $10 Billion	0.87%
Greater than $10 Billion	0.85%

With respect to each Fund, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

With respect to Emerging Markets Dividend, the Manager entered into a separate sub-advisory agreement with BlackRock Asset Management North Asia Limited (“BAMNAL”), an affiliate of the Manager. The Manager pays BAMNAL, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by Emerging Markets Dividend to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service	Investor A	Investor B	Investor C
Service Fee	0.25%	0.25%	0.25%	0.25%
Distribution Fee	—	—	0.75%	0.75%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

40	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Notes to Financial Statements (continued)

For the year ended September 30, 2017, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Service	Investor A	Investor B	Investor C	Total
All-Cap Energy & Resources	$1,762	$130,942	$2,276	$282,066	$417,046
Emerging Markets Dividend	—	$8,535	—	$6,927	$15,462
Energy & Resources	—	$358,475	$1,592	$311,919	$671,986

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million - $1 Billion	0.0400%
$1 Billion - $2 Billion	0.0375%
$2 Billion - $4 Billion	0.0350%
$4 Billion - $13 Billion	0.0325%
Greater than $13 Billion	0.0300%

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended September 30, 2017, the following table shows the class specific administration fees borne directly by each share class of each Fund:

	Institutional	Service	Investor A	Investor B	Investor C	Total
All-Cap Energy & Resources	$4,645	$141	$10,475	$46	$5,641	$20,948
Emerging Markets Dividend	$809	—	$683	—	$139	$1,631
Energy & Resources	$13,177	—	$28,678	$32	$6,238	$48,125

For the year ended September 30, 2017, the administration fees waived at the fund level for Emerging Markets Dividend was $3,486.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended September 30, 2017, All-Cap Energy & Resources and Energy & Resources paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Total
All-Cap Energy & Resources	—	$3	$3
Energy & Resources	$13,714	$130	$13,844

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the year ended September 30, 2017, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor B	Investor C	Total
All-Cap Energy & Resources	$695	—	$9,107	$447	$1,832	$12,081
Emerging Markets Dividend	$76	—	$270	—	$101	$447
Energy & Resources	$1,025	—	$20,874	$410	$2,680	$24,989

BLACKROCK FUNDS	SEPTEMBER 30, 2017	41

Notes to Financial Statements (continued)

For the year ended September 30, 2017, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Service	Investor A	Investor B	Investor C	Total
All-Cap Energy & Resources	$36,950	$1,135	$137,996	$3,852	$64,319	$244,252
Emerging Markets Dividend	$18,021	—	$7,127	—	$1,954	$27,102
Energy & Resources	$37,700	—	$357,692	$3,446	$80,859	$479,697

Other Fees: For the year ended September 30, 2017, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

All-Cap Energy & Resources	$3,660
Emerging Markets Dividend	$2,039
Energy & Resources	$6,916

For the year ended September 30, 2017, affiliates received CDSCs as follows:

	Investor A	Investor B	Investor C
All-Cap Energy & Resources	$4,185	—	$2,356
Emerging Markets Dividend	—	—	$63
Energy & Resources	$713	—	$8,485

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps, as applicable, will be reduced by the amount of the affiliated money market fund waiver.

With respect to each Fund, the Manager agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The current expense limitations as a percentage of average daily net assets are as follows:

	All-Cap Energy & Resources				Emerging Markets Dividend		Energy & Resources
	Contractual	[1]	Voluntary	[2]	Contractual	[1]	Contractual	[1]	Voluntary	[2]
Institutional	0.96%		0.91%		1.50%		1.07%		1.02%
Service	1.38%		1.33%		N/A		1.38%	[3]	N/A
Investor A	1.38%		1.33%		1.75%		1.38%		1.33%
Investor B	2.10%		2.05%		N/A		2.10%		2.05%
Investor C	2.10%		2.05%		2.50%		2.10%		2.05%
Class R	1.83%	[3]	N/A		N/A		1.94%	[3]	N/A

[1]

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to January 31, 2018 unless approved by the Board, including a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”) or by a vote of a majority of the outstanding voting securities of the Fund.

[2]	The voluntary waiver or reimbursement may be reduced or discontinued at any time without notice.

[3]	There were no shares outstanding as of September 30, 2017.

For the year ended September 30, 2017, the amounts waived were as follows:

All-Cap Energy & Resources	$444
Emerging Markets Dividend	$24
Energy & Resources	$1,204

The Manager voluntarily agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee. Effective January 27, 2017, the waiver became contractual through January 31, 2018. The agreement can be renewed for annual periods thereafter, and on 90 days’ notice by a majority of the Funds’ Independent Trustees. For the year ended September 30, 2017, there were no fees waived by the Manager.

These amounts are included in fees waived by the Manager in the Statements of Operations. For the year ended September 30, 2017, the amounts waived were as follows:

42	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Notes to Financial Statements (continued)

All-Cap Energy & Resources	$163,513
Emerging Markets Dividend	$82,035
Energy & Resources	$25,286

These amounts waived and/or reimbursed are included in fees waived by the Manager, and shown as administration fees waived, administration fees waived — class specific, transfer agent fees waived — class specific, transfer agent fees reimbursed — class specific and expenses reimbursed by the Manager, respectively, in the Statements of Operations. For the year ended September 30, 2017, class specific expense waivers and/or reimbursements are as follows:

Administration Fees Waived	Institutional	Service	Investor A	Investor B	Investor C	Total
All-Cap Energy & Resources	$4,645	$76	$10,475	$45	$5,589	$20,830
Emerging Markets Dividend	$809	—	$683	—	$139	$1,631
Energy & Resources	$2,204	—	$28,667	$31	$6,176	$37,078

Transfer Agent Fees Waived and/or Reimbursed	Institutional	Service	Investor A	Investor B	Investor C	Total
All-Cap Energy & Resources	$36,950	$35	$49,326	$3,549	$25,696	$115,556
Emerging Markets Dividend	$17,953	—	$7,025	—	$1,938	$26,916
Energy & Resources	$3,053	—	$134,284	$3,230	$42,342	$182,909

In addition, for the year ended September 30, 2017, the Manager reimbursed Emerging Markets Dividend $177,188, which is shown as expenses reimbursed by the Manager in the Statements of Operations.

With respect to the contractual expense caps, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) The Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

(2) The Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	43

Notes to Financial Statements (continued)

For the year ended September 30, 2017, the Manager recouped the following fund level and class specific waivers and/or reimbursements previously recorded by the Funds:

	Institutional	Service	Investor A	Investor B	Investor C	Total
All-Cap Energy & Resources	—	$21	—	$6	$207	$234
Energy & Resources	$17,813	—	—	$3	$210	$18,026

On September 30, 2017, the fund level and class specific waivers and/or reimbursement subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2018	2019
All-Cap Energy & Resources
Fund Level	$69,954	$110,869
Institutional	$50,532	$41,594
Service	$616	$111
Investor A	$69,192	$59,801
Investor B	$5,141	$3,594
Investor C	$43,299	$31,286
Emerging Markets Dividend
Fund Level	$213,487	$262,685
Institutional	$1,542	$18,762
Investor A	$3,721	$7,708
Investor C	$1,381	$2,077
Energy & Resources
Institutional	$24,780	—
Investor A	$93,725	$91,305
Investor B	$7,589	$3,182
Investor C	$48,528	$32,957

The following fund level and class specific waivers and/or reimbursements previously recorded by the Funds, which were subject to recoupment by the Manager, expired on September 30, 2017:

All-Cap Energy & Resources
Fund Level	$12,781
Institutional	$44,373
Service	$326
Investor A	$59,543
Investor B	$8,807
Investor C	$30,844
Emerging Markets Dividend
Fund Level	$216,414
Institutional	$1,158
Investor A	$3,578
Investor C	$1,484
Energy & Resources
Investor A	$59,301
Investor B	$8,067
Investor C	$21,595

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% on the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market funds weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to a securities lending agreement, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

44	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Notes to Financial Statements (continued)

Pursuant to such agreement, each Fund retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended September 30, 2017, each Fund paid BIM the following amounts for securities lending agent services:

All-Cap Energy & Resources	—
Emerging Markets Dividend	—
Energy & Resources	$383

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission, Emerging Markets Dividend may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. Emerging Markets Dividend is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended September 30, 2017, Emerging Markets Dividend did not participate in the Interfund Lending Program.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Officer and Trustees in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended September 30, 2017, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Realized Loss
All-Cap Energy & Resources	—	$128,816	$12,946
Emerging Markets Dividend	—	—	—
Energy & Resources	—	—	—

7. Purchases and Sales:

For the year ended September 30, 2017, purchases and sales of investments, excluding short-term securities, were as follows:

Purchases
	All-Cap Energy & Resources	Emerging Markets Dividend	Energy & Resources
Non-U.S. Government Securities	$14,717,225	$13,191,505	$28,202,505

Sales
	All-Cap Energy & Resources	Emerging Markets Dividend	Energy & Resources
Non-U.S. Government Securities	$43,940,266	$5,818,988	$90,369,143

8. Income Tax Information:

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	45

Notes to Financial Statements (continued)

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the U.S. federal tax returns generally remains open for each of the four years ended September 30, 2017. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of September 30, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to foreign currency transactions and the characterization of expenses were reclassified to the following accounts:

	All-Cap Energy & Resources	Emerging Markets Dividend	Energy & Resources
Undistributed net investment income	$ 310	$(15,708)	$(52,898)
Accumulated net realized loss	$(310)	$ 15,708	$ 52,898

The tax character of distributions paid during was as follows:

		All-Cap Energy & Resources	Emerging Markets Dividend
Ordinary income	9/30/17	$2,200,006	$75,966
	9/30/16	$1,742,185	$45,211

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	All-Cap Energy & Resources	Emerging Markets Dividend	Energy & Resources
Undistributed ordinary income	$2,104,441	$83,285	$1,980,782
Capital loss carryforwards	(86,335,100)	(1,085,553)	(236,455,494)
Net unrealized gains (losses)[1]	8,820,057	1,709,675	(2,182,336)

Total	$(75,410,602)	$707,407	$(236,657,048)

[1]

The differences between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

As of September 30, 2017, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires September 30,	All-Cap Energy & Resources	Emerging Markets Dividend	Energy & Resources
No expiration date[2]	$35,991,267	$1,066,765	$236,455,494
2018	50,343,833	—	—
2019	—	18,788	—

Total	$86,335,100	$1,085,553	$236,455,494

[2]	Must be utilized prior to losses subject to expiration.

During the year ended September 30, 2017, Emerging Markets Dividend utilized $413,120 of its capital loss carryforward.

46	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Notes to Financial Statements (continued)

As of September 30, 2017, gross unrealized appreciation and depreciation based on cost for U.S. federal income tax purposes were as follows:

	All-Cap Energy & Resources	Emerging Markets Dividend	Energy & Resources
Tax cost	$77,833,888	$12,163,135	$193,874,507

Gross unrealized appreciation	$10,614,779	$1,874,883	$21,869,363
Gross unrealized depreciation	(1,794,971)	(147,848)	(24,050,884)

Net unrealized appreciation (depreciation)	$8,819,808	$1,727,035	$(2,181,521)

9. Bank Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed.

Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended September 30, 2017, the Funds did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) general economy; (ii) overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	47

Notes to Financial Statements (continued)

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

Concentration Risk: As of period end, All-Cap Energy & Resources and Energy & Resources invested a significant portion of their assets in securities in the energy sector. Changes in economic conditions affecting such sector would have a greater impact on All-Cap Energy & Resources and Energy & Resources and could affect the value, income and/or liquidity of positions in such securities.

Emerging Markets Dividend invests a significant portion of its assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Fund’s investments.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2017		Year Ended September 30, 2016
All-Cap Energy & Resources	Shares	Amount	Shares	Amount
Institutional
Shares sold	813,679	$8,948,095	3,161,541	$29,388,657
Shares issued in reinvestment of distributions	39,973	476,452	48,497	467,508
Shares redeemed	(1,445,102)	(15,435,797)	(3,031,450)	(31,239,149)

Net increase (decrease)	(591,450)	$(6,011,250)	178,588	$(1,382,984)

Service
Shares sold	19,454	$210,941	20,293	$200,118
Shares issued in reinvestment of distributions	1,391	16,259	1,066	10,079
Shares redeemed	(35,881)	(381,311)	(54,781)	(573,221)

Net decrease	(15,036)	$(154,111)	(33,422)	$(363,024)

Investor A
Shares sold and automatic conversion of shares	821,339	$8,822,064	2,127,449	$20,597,500
Shares issued in reinvestment of distributions	99,138	1,153,056	101,649	956,522
Shares redeemed	(2,369,027)	(24,870,520)	(2,032,198)	(20,122,735)

Net increase (decrease)	(1,448,550)	$(14,895,400)	196,900	$1,431,287

Investor B
Shares redeemed and automatic conversion of shares	(49,689)	$(514,232)	(83,559)	$(802,774)

Net decrease	(49,689)	$(514,232)	(83,559)	$(802,774)

Investor C
Shares sold	301,812	$3,152,017	671,338	$6,177,615
Shares issued in reinvestment of distributions	33,966	378,171	29,099	261,896
Shares redeemed	(1,118,561)	(11,223,436)	(1,166,116)	(11,053,045)

Net decrease	(782,783)	$(7,693,248)	(465,679)	$(4,613,534)

Total Net Decrease	(2,887,508)	$(29,268,241)	(207,172)	$(5,731,029)

48	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Notes to Financial Statements (continued)

	Year Ended September 30, 2017		Year Ended September 30, 2016
Emerging Markets Dividend	Shares	Amount	Shares	Amount
Institutional
Shares sold	683,477	$5,941,792	276,672	$2,034,905
Shares issued in reinvestment of distributions	4,335	39,480	1,272	8,814
Shares redeemed	(110,673)	(984,859)	(188,245)	(1,178,543)

Net increase	577,139	$4,996,413	89,699	$865,176

Investor A
Shares sold	341,067	$2,970,715	231,030	$1,694,668
Shares issued in reinvestment of distributions	2,819	25,455	3,002	22,150
Shares redeemed	(115,202)	(983,517)	(115,037)	(828,195)

Net increase	228,684	$2,012,653	118,995	$888,623

Investor C
Shares sold	59,915	$504,647	34,614	$248,252
Shares issued in reinvestment of distributions	315	2,909	371	2,694
Shares redeemed	(17,829)	(139,273)	(15,507)	(110,389)

Net increase	42,401	$368,283	19,478	$140,557

Total Net Increase	848,224	$7,377,349	228,172	$1,894,356

Energy & Resources
Institutional
Shares sold	747,546	$15,795,735	796,824	$15,677,703
Shares redeemed	(1,883,444)	(37,706,633)	(769,810)	(14,482,256)

Net increase (decrease)	(1,135,898)	$(21,910,898)	27,014	$1,195,447

Investor A
Shares sold and automatic conversion of shares	1,566,120	$28,885,165	2,546,938	$41,864,676
Shares redeemed	(3,348,688)	(60,315,777)	(2,855,481)	(47,770,927)

Net decrease	(1,782,568)	$(31,430,612)	(308,543)	$(5,906,251)

Investor B
Shares sold	8	$117	1,709	$19,361
Shares redeemed and automatic conversion of shares	(28,536)	(381,232)	(51,734)	(630,169)

Net decrease	(28,528)	$(381,115)	(50,025)	$(610,808)

Investor C
Shares sold	232,327	$3,117,583	780,257	$8,906,436
Shares redeemed	(1,046,318)	(13,223,860)	(1,131,617)	(13,507,531)

Net decrease	(813,991)	$(10,106,277)	(351,360)	$(4,601,095)

Total Net Decrease	(3,760,985)	$(63,828,902)	(682,914)	$(9,922,707)

At period ended September 30, 2017 and September 30, 2016, shares owned by affiliates of Emerging Markets Dividend were as follows:

Institutional	Investor A	Investor C
78,474	2,000	2,000

BLACKROCK FUNDS	SEPTEMBER 30, 2017	49

Notes to Financial Statements (concluded)

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

50	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock FundsSM and Shareholders of BlackRock All-Cap Energy & Resources Portfolio, BlackRock Emerging Markets Dividend Fund and BlackRock Energy & Resources Portfolio:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock All-Cap Energy & Resources Portfolio, BlackRock Emerging Markets Dividend Fund, and BlackRock Energy & Resources Portfolio, each a portfolio comprising the BlackRock FundsSM (the “Funds”), as of September 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock All-Cap Energy & Resources Portfolio, BlackRock Emerging Markets Dividend Fund, and BlackRock Energy & Resources Portfolio, as of September 30, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

November 22, 2017

BLACKROCK FUNDS	SEPTEMBER 30, 2017	51

Important Tax Information (Unaudited)

During the fiscal year ended September 30, 2017, the following information is provided with respect to the ordinary income distributions paid by the Funds:

	Payable Date	Qualified Dividend Income for Individuals[1]	Distributions Qualifying for the Dividend Received Deduction for Corporations[1]	Foreign Source Income	Foreign Tax Paid Per Share[2]
All-Cap Energy & Resources Portfolio	12/14/16	100%	100%	—	—
Emerging Markets Dividend Fund	10/14/16	100%[3]	—	100%[3]	$0.003020
	12/14/16	100%[3]	—	100%[3]	$0.003910
	4/13/17	100%[3]	—	100%[3]	$0.002127
	7/21/17	100%[3]	—	100%[3]	$0.011249

[1]	The Funds hereby designate the percentage indicated above or the maximum allowable by law.
[2]

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

[3]	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

52	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds (the “Trust”) met in person on April 20, 2017 (the “April Meeting”) and May 24-25, 2017 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of BlackRock All-Cap Energy & Resources Portfolio (“All-Cap Energy & Resources Portfolio”), BlackRock Emerging Markets Dividend Fund (“Emerging Markets Dividend Fund”) and BlackRock Energy & Resources Portfolio (“Energy & Resources Portfolio,” and together with All-Cap Energy & Resources Portfolio and Emerging Markets Dividend Fund, the “Funds”), each a series of the Trust, and BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor. The Board also considered the approval of the sub-advisory agreement between the Manager and BlackRock International Limited (“BIL,” or the “Sub-Advisor”) with respect to All-Cap Energy & Resources Portfolio (the “All-Cap Energy & Resources Sub-Advisory Agreement”), the sub-advisory agreement between the Manager and BIL with respect to Emerging Markets Dividend Fund (the “Emerging Markets Dividend Sub-Advisory Agreement”) and the sub-advisory agreement between the Manager and BIL with respect to Energy & Resources Portfolio (the “Energy & Resources Portfolio Sub-Advisory Agreement”). The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The All-Cap Energy & Resources Sub-Advisory Agreement, the Emerging Markets Dividend Sub-Advisory Agreement and the Energy & Resources Portfolio Sub-Advisory Agreement are referred to herein as the “Sub-Advisory Agreements.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of thirteen individuals, eleven of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Funds by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; administrative and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services; (c) the Funds’ operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Trust’s adherence to its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Funds; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on the fees and expenses of each Fund as compared with a peer group of funds as determined by

BLACKROCK FUNDS	SEPTEMBER 30, 2017	53

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Broadridge1 and, with respect to All-Cap Energy & Resources Portfolio and Energy & Resources Portfolio, the pertinent customized peer group selected by BlackRock (each, a “Customized Peer Group”) and, with respect to Emerging Markets Dividend Fund, certain performance metrics; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs, closed-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; and (g) sales and redemption data regarding each Fund’s shares.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust with respect to each Fund, the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to All-Cap Energy & Resources Portfolio, the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to Emerging Markets Dividend Fund and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to Energy & Resources Portfolio, each for a one-year term ending June 30, 2018. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of the portfolio holdings of each Fund, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) preparing periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

[1]	Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

54	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

B. The Investment Performance of the Funds and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Broadridge category and, with respect to All-Cap Energy & Resources Portfolio and Energy & Resources Portfolio, the pertinent Customized Peer Group and, with respect to Emerging Markets Dividend Fund, certain performance metrics. The Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. The Board was provided with information on the composition of the Broadridge performance universes and expense universes. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, Emerging Markets Dividend Fund ranked in the first, third, and second quartiles, respectively, against its Broadridge Performance Universe. The Board noted the Fund’s underperformance for the three-year period reported as compared to the Broadridge Performance Universe.

In light of Emerging Markets Dividend Fund’s outcome oriented objective, BlackRock believes that other performance metrics may be more appropriate than the Broadridge Performance Universe, and the Board was provided with a comparison of Fund performance relative to certain of these other metrics. Under these metrics, for the one-year period, Emerging Markets Dividend Fund outperformed its benchmark return, but for the three-year and since strategy inception periods, the Fund underperformed its benchmark return. For the one-year period, the Fund outperformed its competitor sampling, but for the three-year and since strategy inception periods, the Fund underperformed its competitor sampling. The Fund’s gross yield was higher than its benchmark yield. The overall risk of the Fund, as measured by the standard deviation of returns, was below its benchmark risk for the one-year, three-year and since strategy inception periods.

The Board noted that for the one-, three- and five-year periods reported, All-Cap Energy & Resources Portfolio ranked in the second, third and third quartiles, respectively, against its Customized Peer Group. BlackRock believes that the Customized Peer Group is an appropriate performance metric for the Fund. The Board and BlackRock reviewed the Fund’s underperformance during the three- and five-year periods.

The Board noted that for the one-, three- and five-year periods reported, Energy & Resources Portfolio ranked in the second, fourth and fourth quartiles, respectively, against its Customized Peer Group. BlackRock believes that the Customized Peer Group is an appropriate performance metric for the Fund. The Board and BlackRock reviewed the Fund’s underperformance during the three- and five-year periods. The Board was informed that, among other things, the Fund’s underweight allocation to the refining and marketing sub-sector in 2015 hindered performance and was the primary detractor over the three- and five-year periods.

The Board and BlackRock discussed BlackRock’s strategy for improving the Fund’s investment performance. Discussions covered topics such as: investment risks undertaken by the Fund; performance attribution; the Fund’s investment personnel; and the resources appropriate to support the Fund’s investment processes.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2016 compared to available aggregate profitability data provided for the prior two years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and

BLACKROCK FUNDS	SEPTEMBER 30, 2017	55

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Funds, to each respective Fund. The Board may receive and review information from independent third parties as part of its annual evaluation. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Funds in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that Emerging Markets Dividend Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the first and third quartiles, respectively, relative to the Fund’s Expense Peers. The Board further noted that BlackRock has contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board noted that All-Cap Energy & Resources Portfolio’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Fund’s Expense Peers. The Board further noted that BlackRock has contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. In addition, the Board noted that BlackRock has voluntarily agreed to a cap to further limit the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. This voluntary expense cap was implemented on June 15, 2016. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the voluntary expense cap.

The Board noted that Energy & Resources Portfolio’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the third and second quartiles, respectively, relative to the Fund’s Expense Peers. The Board further noted that BlackRock has contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. In addition, the Board noted that BlackRock has voluntarily agreed to a cap to further limit the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. This voluntary expense cap was implemented on June 15, 2016. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the voluntary expense cap.

The Board also noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Funds benefit from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

56	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust with respect to each Fund, the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to All-Cap Energy & Resources Portfolio, the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to Emerging Markets Dividend Fund and the Sub-Advisory Agreement between the Manager and Sub-Advisor with respect to Energy & Resources Portfolio, each for a one-year term ending June 30, 2018. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and, as applicable, in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	57

Officers and Trustees

Name, Address[1], and Year of Birth	Position(s) Held with Trust	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Trustees[2]
Rodney D. Johnson 1941	Chair of the Board and Trustee	Since 2007	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011; Director, The Mainstay (non-profit) since 2016.	26 RICs consisting of 144 Portfolios	None
Susan J. Carter 1956	Trustee	Since 2016	Director, Pacific Pension Institute since 2014; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest since 2015; Advisory Board Member, Bridges Ventures since 2016; Trustee, Financial Accounting Foundation since 2017.	26 RICs consisting of 144 Portfolios	None
Collette Chilton 1958	Trustee	Since 2015	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	26 RICs consisting of 144 Portfolios	None
Neil A. Cotty 1954	Trustee	Since 2016	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	26 RICs consisting of 144 Portfolios	None
Cynthia A. Montgomery 1952	Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012.	26 RICs consisting of 144 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee	Since 2007	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	26 RICs consisting of 144 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Robert C. Robb, Jr. 1945	Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981 and Principal since 2010.	26 RICs consisting of 144 Portfolios	None
Mark Stalnecker 1951	Trustee	Since 2015	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee, Winterthur Museum and Country Estate from 2001 to 2015; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System since 2009; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director, SEI Private Trust Co. from 2001 to 2014.	26 RICs consisting of 144 Portfolios	None

58	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Officers and Trustees (continued)

Name, Address[1], and Year of Birth	Position(s) Held with Trust	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Trustees[2] (concluded)
Kenneth L. Urish 1951	Trustee	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	26 RICs consisting of 144 Portfolios	None
Claire A. Walton 1957	Trustee	Since 2016	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group since 2009; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	26 RICs consisting of 144 Portfolios	None
Frederick W. Winter 1945	Trustee	Since 2007	Director, Alkon Corporation since 1992; Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh, Dean and Professor from 1997 to 2005, Professor until 2013.	26 RICs consisting of 144 Portfolios	None
Interested Trustees[4]
Barbara G. Novick 1960	Trustee	Since 2015	Vice Chairman of BlackRock, Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	100 RICs consisting of 218 Portfolios	None
John M. Perlowski 1964	Trustee, President, and Chief Executive Officer	Since 2015	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	127 RICs consisting of 316 Portfolios	None

[1]    The address of each Trustee and Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determined to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

[3]    Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, those Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Rodney D. Johnson, 1995; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

[4]    Ms. Novick and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Ms. Novick and Mr. Perlowski are also board members of certain complexes of BlackRock registered open-end and closed-end funds. Ms. Novick is a board member of the BlackRock Closed-End Complex and Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Closed-End Complex.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	59

Officers and Trustees (concluded)

Name, Address[1], and Year of Birth	Position(s) Held with Trust	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers Who Are Not Trustees[2]
Thomas Callahan 1968	Vice President	Since 2016	Managing Director of BlackRock, Inc. since 2013; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President	Since 2014	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.

[1]    The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Investment Adviser and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

Sub-Adviser BlackRock International Limited Edinburgh, EH3 8BL United Kingdom BlackRock Asset Management North Asia Limited[1] Chenng Kong Center Hong Kong	Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019

[1]	For BlackRock Emerging Markets Dividend Fund.

60	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	61

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

62	BLACKROCK FUNDS	SEPTEMBER 30, 2017

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Eq-Allcap-9/17-AR

SEPTEMBER 30, 2017

ANNUAL REPORT	BLACKROCK®

BlackRock FundsSM

▶   BlackRock Advantage Large Cap Growth Fund

▶   BlackRock Mid-Cap Growth Equity Portfolio

▶   BlackRock Advantage Small Cap Growth Fund

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended September 30, 2017, risk assets, such as stocks and high-yield bonds, continued to deliver strong performance. These markets showed great resilience during a period with big surprises, including the aftermath of the U.K.’s vote to leave the European Union and the outcome of the U.S. presidential election, which brought only brief spikes in equity market volatility. These expressions of isolationism and discontent were countered by the closely watched and less surprising elections in France, the Netherlands, and Australia.

Interest rates rose, which worked against high-quality assets with more interest rate sensitivity. As a result, longer-term U.S. Treasuries posted negative returns, as rising energy prices, modest wage increases, and steady job growth led to expectations of higher inflation and anticipation of interest rate increases by the U.S. Federal Reserve (the “Fed”).

Market prices began to reflect reflationary expectations toward the end of 2016, as investors sensed that a global recovery was afoot. And those expectations have been largely realized in 2017, as many countries throughout the world experienced sustained and synchronized growth for the first time since the financial crisis. Growth rates and inflation are still relatively low, but they are finally rising together.

The Fed responded to these positive developments by increasing interest rates three times and setting expectations for additional interest rate increases. The Fed also announced its plan to begin reducing the vast balance sheet reserves that had accumulated in the wake of the financial crisis. The Fed will reduce its $4.5 trillion balance sheet by only $10 billion in October with further reductions expected in subsequent months.

By contrast, the European Central Bank and the Bank of Japan both continued to expand their balance sheets despite nascent signs of sustained economic growth. The Eurozone and Japan are both approaching the limits of central banks’ ownership share of debt issued by their respective governments, which means central bank bond purchasing plans may need to be reduced in 2018.

Emerging market growth also stabilized, as accelerating growth in China, the second largest economy in the world and the most influential of all developing economies, improved the outlook for corporate profits and economic growth across most developing nations. Chinese demand for commodities and other raw materials allayed concerns about the country’s banking system, leading to rising equity prices and foreign investment flows.

In recent months, financial markets have appeared less dependent on significant U.S. tax reform and infrastructure spending. Rising consumer confidence and improving business sentiment have generated momentum for the U.S. economy, even without the potential effects of major legislative changes. Escalating tensions with North Korea and our nation’s divided politics remain significant concerns; however, benign credit conditions, modest inflation, solid corporate earnings, and the positive outlook for growth in the world’s largest economies have kept markets relatively tranquil.

High valuations across most assets have laid the groundwork for muted returns going forward. At current valuation levels, potential equity gains will likely be closely tied to the pace of earnings growth, which has remained solid thus far in 2017, particularly in emerging markets. In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	7.71%	18.61%
U.S. small cap equities (Russell 2000® Index)	8.27	20.74
International equities (MSCI Europe, Australasia, Far East Index)	11.86	19.10
Emerging market equities (MSCI Emerging Markets Index)	14.66	22.46
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.47	0.66
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	1.57	(4.61)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.31	0.07
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.82	0.84
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	4.19	8.87

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE NOT PART OF YOUR FUND REPORT

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Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select "Access Your Account"

3. Next, select "eDelivery" in the "Related Resources" box and follow the sign-up instructions

BLACKROCK FUNDS	SEPTEMBER 30, 2017	3

Fund Summary as of September 30, 2017	BlackRock Advantage Large Cap Growth Fund

Investment Objective

BlackRock Advantage Large Cap Growth Fund’s (the “Fund”) investment objective is to seek long-term capital appreciation.

On March 23, 2017, the Fund’s Board approved a proposal to change the name of BlackRock Flexible Equity Fund to BlackRock Advantage Large Cap Growth Fund. The Board also approved certain changes to the Fund’s investment objective and investment strategies. In addition, BlackRock Advisor, LLC, the Fund’s manager has determined to change the benchmark index against which the Fund compares its performance. These changes were effective on June 12, 2017.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended September 30, 2017, the Fund outperformed its benchmark, the Russell 1000® Growth Index, and its former benchmark the S&P 500® Index.

What factors influenced performance?

•

From September 30, 2016 through June 12, 2017, the financials and information technology (“IT”) sectors were the largest contributors to performance. Banks drove gains in financials, while semiconductors led within IT. Additional contributions came from stock selection in consumer discretionary, where strength was notable in hotels, restaurants & leisure and media. Selective exposure to energy, including an underweight to equipment & service, benefited as well.

•

During the third quarter of 2017, stock selection insights that capture sentiment and trends from market participants performed well amid a backdrop of momentum driving markets higher. Text-based analyses of company executive conference calls and sell-side analyst reports were broadly additive. Capturing sentiment across asset classes also proved beneficial, most notably within the bond market. Elsewhere, quality-based themes contributed, driven by an insight that evaluates stocks based on key corporate events like initial public offerings, CEO changes and revisions to forward guidance.

•	Health care was the primary detractor from relative performance for the period of September 30, 2016 through June 12, 2017. Weakness in the sector was most notable in the biotechnology and pharmaceutical industries. Food & staples retailing holdings within consumer staples also acted as a constraint on return.

•

Underperformance during the third quarter of 2017 came primarily from stock-specific events. Underweights to NVIDIA Corp. and AbbVie Inc. detracted from performance as both stocks performed well during the quarter. NVIDIA’s stock rose after announcing an artificial intelligence partnership with Baidu Inc., while AbbVie outperformed after a patent protection victory for blockbuster drug Humira.

Describe recent portfolio activity.

•

Effective June 12, 2017, the Fund changed its name to BlackRock Advantage Large Cap Growth Fund and implemented changes to its investment strategy. The Fund is now being managed by BlackRock’s Systematic Active Equity team, which incorporates a research-driven, systematic approach to identifying differentiated performance opportunities across markets.

Describe portfolio positioning at period end.

•

The Fund remained largely sector neutral relative to the Russell 1000® Growth Index. At the end of the period, the Fund had sector overweight positions versus the index in utilities and industrials and the Fund’s underweight positions were in information technology and materials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Net Assets

Apple Inc.	6%
Microsoft Corp.	4
Facebook, Inc., Class A	3
Alphabet, Inc., Class A	3
Amazon.com, Inc.	3
Boeing Co.	2
Alphabet, Inc., Class C	2
Mastercard, Inc., Class A	2
McDonald’s Corp.	2
Celgene Corp.	2

Sector Allocation	Percent of Net Assets

Information Technology	37%
Consumer Discretionary	18
Health Care	14
Industrials	12
Consumer Staples	7
Materials	3
Financials	3
Real Estate	2
Industrial	1
Energy	1
Utilities	1
Short-Term Securities	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

4	BLACKROCK FUNDS	SEPTEMBER 30, 2017

BlackRock Advantage Large Cap Growth Fund

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap equity securities of U.S. issuers and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Flexible Equity Fund.

[3]

An unmanaged index that measures the performance of the large cap growth segment of the U.S. equity universe and consists of those Russell 1000® securities with higher price-to-book ratios and higher forecasted growth values.

[4]	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

Performance Summary for the Period Ended September 30, 2017

		Average Annual Total Returns[2,5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	8.88%	24.43%	N/A	9.88%	N/A	5.18%	N/A
Service	8.73	24.03	N/A	9.54	N/A	4.86	N/A
Investor A	8.72	24.03	17.52%	9.52	8.35%	4.85	4.29%
Investor B	8.27	23.06	18.56	8.69	8.40	4.21	4.21
Investor C	8.20	22.96	21.96	8.66	8.66	4.04	4.04
Class R	8.53	23.68	N/A	9.14	N/A	4.63	N/A
Russell 1000® Growth Index	10.84	21.94	N/A	15.26	N/A	9.08	N/A
S&P 500® Index	7.71	18.61	N/A	14.22	N/A	7.44	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During the Period[6]	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During the Period[6]	Annualized Expense Ratio
Institutional	$1,000.00	$1,088.80	$3.89	$1,000.00	$1,021.34	$3.77	0.74%
Service	$1,000.00	$1,087.30	$5.26	$1,000.00	$1,020.03	$5.09	1.01%
Investor A	$1,000.00	$1,087.20	$5.32	$1,000.00	$1,019.97	$5.15	1.02%
Investor B	$1,000.00	$1,082.70	$9.60	$1,000.00	$1,015.85	$9.29	1.84%
Investor C	$1,000.00	$1,082.00	$9.38	$1,000.00	$1,016.06	$9.08	1.80%
Class R	$1,000.00	$1,085.30	$6.86	$1,000.00	$1,018.49	$6.64	1.31%

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	5

Fund Summary as of September 30, 2017	BlackRock Mid-Cap Growth Equity Portfolio

Investment Objective

BlackRock Mid-Cap Growth Equity Portfolio’s (the “Fund”) investment objective is long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended September 30, 2017, the Fund outperformed its benchmark, the Russell Midcap® Growth Index.

What factors influenced performance?

•

The largest contributor to relative performance during the period was stock selection in the consumer discretionary sector, in particular within the internet & direct marketing retail industry as shares of Netflix Inc. and Liberty Interactive Corp. achieved strong returns during the 12 months. Performance was also notable in the specialty retail and media industries, where the portfolio avoided the underperforming auto retailers and posted strong gains from Live Nation Entertainment Inc. Further contributions came from the health care sector. The Fund generated strong performance in both the health care equipment & supplies and health care providers & services industries, where portfolio holdings Align Technology Inc. and VCA Inc. were top performers. Elsewhere, a significant overweight to internet software & services within information technology (“IT”) was a notable contributor, and stock selection in the consumer staples sector, particularly within the food products group, helped to bolster returns as well. To a lesser extent, the Fund benefited from the combination of an underweight to and strong security selection within the real estate sector.

•

Stock selection in the industrials sector was the largest detractor from returns, specifically within the electrical equipment industry where the portfolio carried an overweight in Acuity Brands, Inc., which underperformed. Within aerospace & defense, portfolio holding TransDigm Group, Inc., a manufacturer of aircraft components, detracted from returns, along with Rockwell Collins, Inc., a top-performing benchmark component not owned in the Fund. Elsewhere, the Fund lost ground in the IT sector through both stock selection and an underweight position in the semiconductors & semiconductor equipment industry. Lastly, the Fund’s positioning in financials was detrimental as an underweight to the capital markets industry pressured relative returns.

Describe recent portfolio activity.

•

The Fund’s positioning relative to its benchmark changed during the 12 months as a result of a benchmark reconstitution in June. The Fund maintained a significant overweight in IT during the period, but ultimately reduced its active position in the sector by trimming exposure to the IT services industry, which moved from a large overweight to an underweight during the period. The Fund also migrated from an underweight to an overweight position in the consumer discretionary sector, mostly as a result of additions to the diversified consumer services space and reduced underweights to both the household durables and specialty retail industries. The Fund remained consistently underweight to the materials sector, and specifically the containers & packaging industry, during the period.

Describe portfolio positioning at period end.

•

Relative to the Russell Midcap® Growth Index, the Fund had notable overweight positions in the IT and consumer discretionary sectors, with smaller overweights in telecommunication services and consumer staples. The Fund maintained underweight allocations to the materials, industrials, financials and energy sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Net Assets

CoStar Group, Inc.	2%
Teleflex, Inc.	2
First Republic Bank	2
Vail Resorts, Inc.	2
IAC/InterActiveCorp	2
Roper Technologies, Inc.	2
Take-Two Interactive Software, Inc.	2
Illumina, Inc.	2
JELD-WEN Holding, Inc.	2
SVB Financial Group	2

Sector Allocation	Percent of Net Assets

Information Technology	34%
Consumer Discretionary	20
Health Care	14
Industrials	13
Consumer Staples	5
Financials	4
Real Estate	3
Short-Term Securities	3
Materials	2
Telecommunication Services	2
Energy	1
Liabilities in Excess of Other Assets	(1)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

6	BLACKROCK FUNDS	SEPTEMBER 30, 2017

BlackRock Mid-Cap Growth Equity Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]	The Fund normally invests at least 80% of its net assets in equity securities issued by U.S. mid-capitalization companies, which Fund management believes have above-average earnings growth potential.

[3]

An unmanaged index that consists of the bottom 800 securities of the Russell 1000® Index with greater-than-average growth orientation as ranked by total market capitalization. Securities in the index generally have higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values.

Performance Summary for the Period Ended September 30, 2017

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	13.28%	23.67%	N/A	17.26%	N/A	8.35%	N/A
Service	13.12	23.43	N/A	16.84	N/A	7.96	N/A
Investor A	13.06	23.24	16.77%	16.90	15.64%	7.97	7.39%
Investor B	12.65	22.26	17.76	15.98	15.76	7.30	7.30
Investor C	12.69	22.39	21.39	16.01	16.01	7.16	7.16
Class K	13.36	23.83	N/A	17.37	N/A	8.45	N/A
Class R	12.95	22.95	N/A	16.59	N/A	7.78	N/A
Russell Midcap® Growth Index	9.72	17.82	N/A	14.18	N/A	8.20	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,132.80	$ 5.70	$1,000.00	$1,019.73	$ 5.39	1.07%
Service	$1,000.00	$1,131.20	$ 7.05	$1,000.00	$1,018.45	$ 6.68	1.32%
Investor A	$1,000.00	$1,130.60	$ 7.42	$1,000.00	$1,018.10	$ 7.03	1.39%
Investor B	$1,000.00	$1,126.50	$11.52	$1,000.00	$1,014.24	$10.91	2.16%
Investor C	$1,000.00	$1,126.90	$11.04	$1,000.00	$1,014.69	$10.46	2.07%
Class K	$1,000.00	$1,133.60	$ 5.08	$1,000.00	$1,020.31	$ 4.81	0.95%
Class R	$1,000.00	$1,129.50	$ 8.81	$1,000.00	$1,016.80	$ 8.34	1.65%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	7

Fund Summary as of September 30, 2017	BlackRock Advantage Small Cap Growth Fund

Investment Objective

BlackRock Advantage Small Cap Growth Fund’s (the “Fund”) investment objective is to seek long-term capital growth.

Effective February 15, 2017, the Fund changed its name from BlackRock Small Cap Growth Equity Portfolio to BlackRock Advantage Small Cap Growth Fund.

On March 23, 2017, the Boards of the Fund, BlackRock Small Cap Growth Fund II (the “Target Fund”) and BlackRock Master Small Cap Growth Portfolio (the “Master Portfolio”) approved an in-kind liquidation of the Master Portfolio into the Target Fund and the reorganization of the Target Fund with and into the Fund, with the Fund continuing as the surviving fund after the liquidation and the reorganization. The liquidation and the reorganization are subject to shareholder approval by the Target Fund’s shareholders and certain other conditions.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended September 30, 2017, the Fund underperformed its benchmark, the Russell 2000® Growth Index.

What factors influenced performance?

•

The primary detractors from the Fund’s performance were company-specific events that adversely affected portfolio holdings. Unfavorable financial results during the period led to weak performance in several positions, including enterprise software provider MicroStrategy Inc., which failed to generate the earnings that the Fund’s quality insights had suggested it would. The emergence of competitive threats to well-established companies also weighed on the Fund’s returns, particularly hurting overweight positions in airline operator Hawaiian Holdings, Inc. and consumer robotic vacuum specialist iRobot Corp. More broadly, the Fund’s efforts to capture returns by assessing relative valuations across companies suffered from the persistent investor preference for momentum and growth stocks throughout much of the period.

•

Stock selection within the financials and information technology (“IT”) sectors contributed to the Fund’s performance, especially early in the period following the U.S. presidential election in November 2016. The Fund also benefited from stock selection insights that were able to keep pace with changing investor preferences during the period. Among specific holdings, regional bank Wintrust Financial Corp. benefited from reflationary trends that reflected higher expectations of tighter monetary policy from the Fed. Semiconductor company Entegris Inc. was a strong contributor to performance, in line with the Fund’s strategies that examine executive sentiment in company executive earnings conference calls and analyst reports. The Fund’s insights on how investors are deploying investment assets added to returns in the industrials and health care sectors.

Describe recent portfolio activity.

•

During the 12-month period, the Fund maintained a balanced allocation of risk across all of its major drivers of returns. New stock selection insights included a focus on companies in which founders have retained executive positions and a signal that uses mobile phone data to track traffic within the retailing and leisure facilities industries.

Describe portfolio positioning at period end.

•

The Fund remained largely sector neutral relative to the Russell 2000® Growth Index. At the end of the period, the Fund had overweight positions in health care, industrials, and financials and the Fund’s underweight positions were in consumer staples and materials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Net Assets

Catalent, Inc.	2%
Entegris, Inc.	2
Medidata Solutions, Inc.	2
Masimo Corp.	2
Applied Industrial Technologies, Inc.	2
Prestige Brands Holdings, Inc.	1
Proofpoint, Inc.	1
PS Business Parks, Inc.	1
Universal Forest Products, Inc.	1
Insperity, Inc.	1

Sector Allocation	Percent of Net Assets

Health Care	26%
Information Technology	24
Industrials	18
Consumer Discretionary	13
Financials	7
Materials	4
Real Estate	3
Short-Term Securities	2
Telecommunication Services	2
Consumer Staples	1
Utilities	1
Liabilities in Excess of Other Assets	(1)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

8	BLACKROCK FUNDS	SEPTEMBER 30, 2017

BlackRock Advantage Small Cap Growth Fund

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small cap companies and at least 80% of its net assets (plus any borrowings for investment purposes) in securities or instruments of issuers located in the United States.

[3]

An unmanaged index that measures performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values.

Performance Summary for the Period Ended September 30, 2017

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	7.44%	19.18%	N/A	12.20%	N/A	7.45%	N/A
Service	7.33	18.87	N/A	11.89	N/A	7.15	N/A
Investor A	7.34	18.84	12.60%	11.87	10.67%	7.08	6.51%
Investor C	6.94	18.02	17.02	11.00	11.00	6.19	6.19
Russell 2000® Growth Index	10.88	20.98	N/A	14.28	N/A	8.47	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,074.40	$2.60	$1,000.00	$1,022.56	$2.54	0.50%
Service	$1,000.00	$1,073.30	$3.90	$1,000.00	$1,021.31	$3.80	0.75%
Investor A	$1,000.00	$1,073.40	$3.90	$1,000.00	$1,021.31	$3.80	0.75%
Investor C	$1,000.00	$1,069.40	$7.78	$1,000.00	$1,017.55	$7.59	1.50%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	9

About Fund Performance

•

Institutional and Class K Shares (Class K Shares are available only in BlackRock Mid-Cap Growth Equity Portfolio) are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to BlackRock Mid-Cap Growth Equity Portfolio’s Class K Shares inception date of March 28, 2016, Class K Share performance results are those of Institutional Shares (which have no distribution or service fees) and were restated to reflect Class K Share fees.

•	Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor B Shares (for all Funds except BlackRock Advantage Small Cap Growth Fund) are subject to a maximum CDSC of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and dividend and capital gain reinvestments by current holders and for purchase by certain employer-sponsored retirement plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

•

Class R Shares (for all Funds except BlackRock Advantage Small Cap Growth Fund) are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans. Prior to July 30, 2010, Class R performance results of BlackRock Advantage Large Cap Growth Fund are those of Investor A Shares restated to reflect Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

10	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2017 and held through September 30, 2017) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	11

Schedule of Investments September 30, 2017	BlackRock Advantage Large Cap Growth Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 3.5%
Boeing Co.	38,825	$9,869,703
Lockheed Martin Corp.	156	48,405
Raytheon Co.	29,638	5,529,858

		15,447,966
Air Freight & Logistics — 0.5%
XPO Logistics, Inc. (a)	34,382	2,330,412
Auto Components — 1.0%
BorgWarner, Inc.	78,286	4,010,592
Delphi Automotive PLC	5,448	536,083

		4,546,675
Automobiles — 0.6%
Thor Industries, Inc.	20,917	2,633,659
Banks — 0.6%
Citizens Financial Group, Inc.	67,875	2,570,426
Beverages — 1.5%
Coca-Cola European Partners PLC	31,457	1,309,240
Dr. Pepper Snapple Group, Inc.	56,170	4,969,360
PepsiCo, Inc.	2,753	306,767

		6,585,367
Biotechnology — 5.8%
AbbVie, Inc.	51,140	4,544,300
Amgen, Inc.	24,198	4,511,717
Celgene Corp. (a)	61,364	8,948,099
Gilead Sciences, Inc.	92,553	7,498,644

		25,502,760
Building Products — 1.3%
JELD-WEN Holding, Inc. (a)	10,765	382,373
Masco Corp.	129,572	5,054,604

		5,436,977
Capital Markets — 1.4%
Evercore, Inc., Class A	869	69,737
Freedom Pay, Inc. (a)	43,051	—
S&P Global, Inc.	39,866	6,231,454

		6,301,191
Chemicals — 1.7%
Air Products & Chemicals, Inc.	11,551	1,746,742
Cabot Corp.	38,779	2,163,868
Eastman Chemical Co.	38,797	3,510,741

		7,421,351
Commercial Services & Supplies — 0.7%
Brink’s Co.	36,580	3,081,865
Communications Equipment — 0.4%
InterDigital, Inc.	21,086	1,555,093
Containers & Packaging — 0.5%
WestRock Co.	40,136	2,276,915
Diversified Consumer Services — 0.7%
H&R Block, Inc.	114,381	3,028,809
Electric Utilities — 0.5%
Westar Energy, Inc.	42,181	2,092,178

Common Stocks	Shares	Value
Electric Utilities (continued)
Xcel Energy, Inc.	2,353	$111,344

		2,203,522
Electrical Equipment — 1.9%
Hubbell, Inc.	24,603	2,854,440
Rockwell Automation, Inc.	31,430	5,601,140

		8,455,580
Electronic Equipment, Instruments & Components — 1.8%
CDW Corp.	44,968	2,967,888
Cognex Corp.	3,862	425,901
Flex Ltd. (a)	50,197	831,764
FLIR Systems, Inc.	2,507	97,547
Zebra Technologies Corp., Class A (a)	32,813	3,562,836

		7,885,936
Equity Real Estate Investment Trusts (REITs) — 2.2%
Gaming and Leisure Properties, Inc.	15,818	583,526
Host Hotels & Resorts, Inc.	6,133	113,399
Outfront Media, Inc.	62,263	1,567,782
Prologis, Inc.	46,366	2,942,386
Ventas, Inc.	64,555	4,204,467

		9,411,560
Food & Staples Retailing — 1.3%
Costco Wholesale Corp.	34,648	5,692,320
Food Products — 1.7%
Archer-Daniels-Midland Co.	111,184	4,726,432
Bunge, Ltd.	39,258	2,726,861

		7,453,293
Health Care Equipment & Supplies — 3.0%
Baxter International, Inc.	67,951	4,263,925
Edwards Lifesciences Corp. (a)	30,366	3,319,307
IDEXX Laboratories, Inc. (a)	29,535	4,592,397
Masimo Corp. (a)	11,295	977,695

		13,153,324
Health Care Providers & Services — 3.3%
Humana, Inc.	24,791	6,039,831
McKesson Corp.	6,619	1,016,745
UnitedHealth Group, Inc.	37,735	7,390,400

		14,446,976
Health Care Technology — 0.9%
Veeva Systems, Inc., Class A (a)	72,535	4,091,699
Hotels, Restaurants & Leisure — 3.6%
Carnival Corp.	57,237	3,695,793
Choice Hotels International, Inc.	11,564	738,940
Extended Stay America, Inc.	41,436	828,720
Hilton Grand Vacations, Inc. (a)	27,391	1,058,114
McDonald’s Corp.	60,422	9,466,919

		15,788,486
Industrial Conglomerates — 1.2%
3M Co.	24,777	5,200,692
Insurance — 1.1%
Lincoln National Corp.	27,702	2,035,543

Portfolio Abbreviations
CVR	Contingent Value Rights
S&P	S&P Global Ratings

See Notes to Financial Statements.

12	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Schedule of Investments (continued)	BlackRock Advantage Large Cap Growth Fund

Common Stocks	Shares	Value
Insurance (continued)
Marsh & McLennan Cos., Inc.	34,676	$2,906,196

		4,941,739
Internet & Direct Marketing Retail — 3.8%
Amazon.com, Inc. (a)	13,389	12,871,515
Expedia, Inc.	7,791	1,121,437
Priceline Group, Inc. (a)	1,433	2,623,565

		16,616,517
Internet Software & Services — 9.3%
Alphabet, Inc., Class A (a)	13,968	13,600,921
Alphabet, Inc., Class C (a)	10,210	9,792,513
Facebook, Inc., Class A (a)	87,946	15,027,333
VeriSign, Inc. (a)	22,994	2,446,332

		40,867,099
IT Services — 7.2%
Accenture PLC, Class A	43,313	5,850,287
Booz Allen Hamilton Holding Corp.	21,501	803,922
Broadridge Financial Solutions, Inc.	27,242	2,201,698
Euronet Worldwide, Inc. (a)	13,621	1,291,135
International Business Machines Corp.	15,140	2,196,511
Mastercard, Inc., Class A	67,989	9,600,047
Total System Services, Inc.	25,555	1,673,853
Visa, Inc., Class A	72,919	7,673,996

		31,291,449
Leisure Products — 1.2%
Hasbro, Inc.	52,461	5,123,866
Life Sciences Tools & Services — 0.4%
Mettler-Toledo International, Inc. (a)	495	309,949
PRA Health Sciences, Inc. (a)	1,423	108,390
Waters Corp. (a)	6,403	1,149,467

		1,567,806
Machinery — 3.3%
Illinois Tool Works, Inc.	33,571	4,967,165
Ingersoll-Rand PLC	49,789	4,439,685
PACCAR, Inc.	66,422	4,804,967

		14,211,817
Media — 2.4%
Comcast Corp., Class A	203,485	7,830,103
John Wiley & Sons, Inc., Class A	15,705	840,218
Live Nation Entertainment, Inc. (a)	35,565	1,548,856
Scripps Networks Interactive, Inc., Class A	1,500	128,835

		10,348,012
Metals & Mining — 1.1%
Newmont Mining Corp.	127,544	4,784,175
Multiline Retail — 1.0%
Target Corp.	70,162	4,140,260
Oil, Gas & Consumable Fuels — 0.6%
ConocoPhillips	55,613	2,783,431
Personal Products — 0.8%
Estee Lauder Cos., Inc., Class A	31,632	3,411,195
Herbalife, Ltd. (a)	2,394	162,385

		3,573,580
Pharmaceuticals — 0.7%
Catalent, Inc. (a)	71,594	2,858,033
Zoetis, Inc.	3,477	221,694

		3,079,727
Professional Services — 0.3%
ManpowerGroup, Inc.	10,808	1,273,399

Common Stocks	Shares	Value
Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A (a)	10,312	$390,619
Jones Lang LaSalle, Inc.	551	68,049

		458,668
Road & Rail — 0.2%
Ryder System, Inc.	3,038	256,863
Union Pacific Corp.	6,500	753,805

		1,010,668
Semiconductors & Semiconductor Equipment — 4.1%
Cirrus Logic, Inc. (a)	788	42,016
Intel Corp.	35,527	1,352,868
KLA-Tencor Corp.	31,425	3,331,050
Lam Research Corp.	2,954	546,608
Maxim Integrated Products, Inc.	99,557	4,749,864
Texas Instruments, Inc.	90,004	8,067,959

		18,090,365
Software — 7.4%
Activision Blizzard, Inc.	102,110	6,587,116
Adobe Systems, Inc. (a)	48,947	7,301,913
Intuit, Inc.	1,373	195,158
Microsoft Corp.	210,663	15,692,287
Synopsys, Inc. (a)	8,040	647,461
Verint Systems, Inc. (a)	2,271	95,041
VMware, Inc., Class A (a)	16,943	1,850,006

		32,368,982
Specialty Retail — 3.5%
Aaron’s, Inc.	49,621	2,164,964
Best Buy Co., Inc.	22,839	1,300,909
Home Depot, Inc.	41,337	6,761,080
Lowe’s Cos., Inc.	39,935	3,192,404
TJX Cos., Inc.	28,222	2,080,808

		15,500,165
Technology Hardware, Storage & Peripherals — 6.7%
Apple Inc.	174,403	26,878,990
HP, Inc.	31,022	619,199
NCR Corp. (a)	51,409	1,928,866

		29,427,055
Textiles, Apparel & Luxury Goods — 0.4%
NIKE, Inc., Class B	11,165	578,905
Skechers U.S.A., Inc., Class A (a)	37,484	940,474

		1,519,379
Thrifts & Mortgage Finance — 0.1%
Essent Group Ltd. (a)	7,549	305,735
Tobacco — 1.4%
Altria Group, Inc.	99,304	6,297,860
Wireless Telecommunication Services — 0.5%
Sprint Corp. (a)	26,452	205,797
T-Mobile U.S., Inc. (a)	31,859	1,964,426

		2,170,223
Total Long-Term Investments (Cost — $382,749,965) — 99.2%		434,254,831

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	13

Schedule of Investments (continued)	BlackRock Advantage Large Cap Growth Fund

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.91% (b)(c)	3,215,330	$3,215,330
Total Short-Term Securities (Cost — $3,215,330) — 0.8%		3,215,330

Value
Total Investments (Cost — $385,965,295) — 100.0%	$437,470,161
Other Assets in Excess of Liabilities — 0.0%	186,229

Net Assets — 100.0%	$437,656,390

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Annualized 7-day yield as of period end.

(c)	During the year ended September 30, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2016	Net Activity	Shares Held at September 30, 2017	Value at September 30, 2017	Income		Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	9,739,821	(6,524,491)	3,215,330	$3,215,330	$35,465		$ 62	—
SL Liquidity Series, LLC Money Market Series	1,426,572	(1,426,572)	—	—	23,019	[2]	111	—
Total				$3,215,330	$58,484		$173	—

[1]	Includes net capital gain distributions, if applicable.

[2]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation
Long Contracts
E-Mini S&P 500 Index	34	December 2017	$4,277	$36,759

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities was as follows:
		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts	Net unrealized appreciation[1]	—	—	$36,759	—	—	—	$36,759

[1]

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended September 30, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain from:
Futures contracts	—	—	$219,962	—	—	—	$219,962

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	$ 36,759	—	—	—	$ 36,759

See Notes to Financial Statements.

14	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Schedule of Investments (concluded)	BlackRock Advantage Large Cap Growth Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$2,158,748

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$434,254,831	—	—	$434,254,831
Short-Term Securities	3,215,330	—	—	3,215,330

Total	$437,470,161	—	—	$437,470,161

Derivative Financial Instruments[2]
Assets:
Equity contracts	$36,759	—	—	$36,759

[1]	See above Schedule of Investments for values in each industry.

[2]	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended September 30, 2017, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	15

Schedule of Investments September 30, 2017	BlackRock Mid-Cap Growth Equity Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 1.6%
TransDigm Group, Inc.	56,880	$14,541,372
Airlines — 0.4%
Southwest Airlines Co.	64,992	3,638,252
Banks — 4.4%
First Republic Bank	198,839	20,770,722
SVB Financial Group (a)	102,378	19,153,900

		39,924,622
Beverages — 2.8%
Constellation Brands, Inc., Class A	76,575	15,272,884
Dr. Pepper Snapple Group, Inc.	113,217	10,016,308

		25,289,192
Building Products — 4.4%
AO Smith Corp.	265,433	15,774,683
JELD-WEN Holding, Inc. (a)	539,928	19,178,243
Masonite International Corp. (a)	65,186	4,510,871

		39,463,797
Chemicals — 0.3%
Sherwin-Williams Co.	7,829	2,803,095
Construction Materials — 1.4%
Vulcan Materials Co.	108,745	13,005,902
Distributors — 1.7%
Pool Corp.	139,365	15,075,112
Diversified Consumer Services — 2.9%
Bright Horizons Family Solutions, Inc. (a)	209,864	18,092,375
ServiceMaster Global Holdings, Inc. (a)	182,052	8,507,290

		26,599,665
Diversified Telecommunication Services — 1.5%
Zayo Group Holdings, Inc. (a)	401,397	13,816,085
Electrical Equipment — 1.0%
Acuity Brands, Inc.	53,667	9,192,084
Electronic Equipment, Instruments & Components — 3.2%
Flex Ltd. (a)	919,951	15,243,588
IPG Photonics Corp. (a)	73,802	13,657,798

		28,901,386
Equity Real Estate Investment Trusts (REITs) — 3.4%
Equinix, Inc.	29,092	12,983,760
SBA Communications Corp. (a)	120,366	17,338,722

		30,322,482
Food Products — 1.7%
Lamb Weston Holdings, Inc.	325,994	15,285,859
Health Care Equipment & Supplies — 10.0%
Align Technology, Inc. (a)	101,531	18,912,179
Cooper Cos., Inc.	77,938	18,479,879
IDEXX Laboratories, Inc. (a)	98,276	15,280,935
Intuitive Surgical, Inc. (a)	10,510	10,992,199
Nevro Corp. (a)	63,579	5,778,060
Teleflex, Inc.	86,664	20,970,088

		90,413,340
Hotels, Restaurants & Leisure — 6.6%
Domino’s Pizza Enterprises Ltd.	305,644	11,011,781
Domino’s Pizza, Inc.	87,532	17,379,479
Six Flags Entertainment Corp.	165,883	10,108,910
Vail Resorts, Inc.	90,784	20,709,646

		59,209,816

Common Stocks	Shares	Value
Industrial Conglomerates — 2.2%
Roper Technologies, Inc.	81,316	$19,792,314
Internet & Direct Marketing Retail — 3.5%
Liberty Expedia Holdings, Inc., Class A (a)	52,213	2,773,032
Liberty Ventures, Series A (a)	207,276	11,928,734
Netflix, Inc. (a)	93,063	16,876,975

		31,578,741
Internet Software & Services — 9.3%
CoStar Group, Inc. (a)	78,917	21,169,485
Delivery Hero AG (a)(b)	129,625	5,132,298
GoDaddy, Inc., Class A (a)	162,050	7,050,796
IAC/InterActiveCorp (a)	170,916	20,096,303
MercadoLibre, Inc.	42,810	11,084,793
Okta, Inc. (a)	104,827	2,957,170
Pandora Media, Inc. (a)	206,873	1,592,922
Wix.com Ltd. (a)	205,560	14,769,486

		83,853,253
IT Services — 7.1%
Fiserv, Inc. (a)	67,074	8,649,863
Gartner, Inc. (a)	97,109	12,081,331
Global Payments, Inc.	180,279	17,131,913
Vantiv, Inc., Class A (a)	140,255	9,883,770
Worldpay Group PLC (b)	3,006,029	16,407,266

		64,154,143
Life Sciences Tools & Services — 2.1%
Illumina, Inc. (a)	96,565	19,235,748
Machinery — 1.4%
Xylem, Inc.	204,682	12,819,234
Media — 3.1%
Live Nation Entertainment, Inc. (a)	278,172	12,114,391
Madison Square Garden Co., Class A (a)	63,310	13,554,671
Manchester United PLC, Class A	137,208	2,469,744

		28,138,806
Oil, Gas & Consumable Fuels — 0.9%
Parsley Energy, Inc., Class A (a)	306,071	8,061,910
Pharmaceuticals — 2.0%
Zoetis, Inc.	286,170	18,246,199
Professional Services — 1.9%
Equifax, Inc.	164,886	17,476,267
Semiconductors & Semiconductor Equipment — 3.2%
Inphi Corp. (a)	137,175	5,444,476
Silicon Laboratories, Inc. (a)	127,683	10,201,872
Teradyne, Inc.	359,530	13,406,874

		29,053,222
Software — 8.3%
Autodesk, Inc. (a)	109,793	12,325,362
Ellie Mae, Inc. (a)	41,444	3,403,796
PTC, Inc. (a)	170,191	9,578,349
Snap, Inc., Class A (a)(c)	370,018	5,380,062
Take-Two Interactive Software, Inc. (a)	191,408	19,567,640
Ubisoft Entertainment SA (a)	119,688	8,237,557
Zendesk, Inc. (a)	560,419	16,313,797

		74,806,563
Specialty Retail — 2.2%
Floor & Decor Holdings, Inc. (a)	199,273	7,757,698

See Notes to Financial Statements.

16	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Schedule of Investments (continued)	BlackRock Mid-Cap Growth Equity Portfolio

Common Stocks	Shares	Value
Specialty Retail (continued)
Ulta Beauty, Inc. (a)	55,372	$12,517,394

		20,275,092
Technology Hardware, Storage & Peripherals — 1.2%
BlackBerry Ltd. (a)	952,260	10,646,267
Total Common Stocks — 95.7%		865,619,820

Preferred Stocks
Internet Software & Services — 1.8%
Uber Technologies, Inc., Series D (Acquired 6/06/14, cost $5,000,911) (a)(d)(e)	322,368	15,924,979
Software — 0.2%
Palantir Technologies, Inc., Series I (Acquired 2/07/14, cost $2,811,905) (a)(d)(e)	458,712	2,600,897

Total Preferred Stocks — 2.0%		18,525,876

Total Long-Term Investments (Cost — $662,440,130) — 97.7%		884,145,696

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.91% (f)(h)	19,749,395	$19,749,395
SL Liquidity Series, LLC, Money Market Series, 1.32% (f)(g)(h)	5,359,993	5,360,529

Total Short-Term Securities (Cost — $25,109,924) — 2.8%		25,109,924

Total Investments (Cost — $687,550,054) — 100.5%		$909,255,620
Liabilities in Excess of Other Assets — (0.5)%		(4,856,170)

Net Assets — 100.0%		$904,399,450

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security, or a portion of the security, is on loan.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(e)	Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $18,525,876, representing 2.0% of its net assets as of period end, and an original cost of $7,812,816.

(f)	Annualized 7-day yield as of period end.

(g)	Security was purchased with the cash collateral from loaned securities.

(h)	During the year ended September 30, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2016	Net Activity	Shares Held at September 30, 2017	Value at September 30, 2017	Income		Net Realized Loss	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	2,658,855	17,090,540	19,749,395	$19,749,395	$ 97,542		—	—
SL Liquidity Series, LLC, Money Market Series	—	5,359,993	5,359,993	5,360,529	468,957	[1]	$(326)	—
Total				$25,109,924	$566,499		$(326)	—

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	17

Schedule of Investments (continued)	BlackRock Mid-Cap Growth Equity Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$14,541,372	—	—	$14,541,372
Airlines	3,638,252	—	—	3,638,252
Banks	39,924,622	—	—	39,924,622
Beverages	25,289,192	—	—	25,289,192
Building Products	39,463,797	—	—	39,463,797
Chemicals	2,803,095	—	—	2,803,095
Construction Materials	13,005,902	—	—	13,005,902
Distributors	15,075,112	—	—	15,075,112
Diversified Consumer Services	26,599,665	—	—	26,599,665
Diversified Telecommunication Services	13,816,085	—	—	13,816,085
Electrical Equipment	9,192,084	—	—	9,192,084
Electronic Equipment, Instruments & Components	28,901,386	—	—	28,901,386
Equity Real Estate Investment Trusts (REITs)	30,322,482	—	—	30,322,482
Food Products	15,285,859	—	—	15,285,859
Health Care Equipment & Supplies	90,413,340	—	—	90,413,340
Hotels, Restaurants & Leisure	48,198,035	$11,011,781	—	59,209,816
Industrial Conglomerates	19,792,314	—	—	19,792,314
Internet & Direct Marketing Retail	31,578,741	—	—	31,578,741
Internet Software & Services	83,853,253	—	—	83,853,253
IT Services	47,746,877	16,407,266	—	64,154,143
Life Sciences Tools & Services	19,235,748	—	—	19,235,748
Machinery	12,819,234	—	—	12,819,234
Media	28,138,806	—	—	28,138,806
Oil, Gas & Consumable Fuels	8,061,910	—	—	8,061,910
Pharmaceuticals	18,246,199	—	—	18,246,199
Professional Services	17,476,267	—	—	17,476,267
Semiconductors & Semiconductor Equipment	29,053,222	—	—	29,053,222
Software	66,569,006	8,237,557	—	74,806,563
Specialty Retail	20,275,092	—	—	20,275,092
Technology Hardware, Storage & Peripherals	10,646,267	—	—	10,646,267
Preferred Stocks:
Internet Software & Services	—	—	$15,924,979	15,924,979
Software	—	—	2,600,897	2,600,897
Short-Term Securities	19,749,395	—	—	19,749,395

Subtotal	$849,712,611	$35,656,604	$18,525,876	$903,895,091

Investments Valued at NAV[1]				5,360,529

Total Investments				$909,255,620

[1]	As of September 30, 2017, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

During the year ended September 30, 2017, there were no transfers between Level 1 and Level 2.

See Notes to Financial Statements.

18	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Schedule of Investments (concluded)	BlackRock Mid-Cap Growth Equity Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Preferred Securities
Assets:
Opening balance, as of September 30, 2016	$20,174,639
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation (depreciation)[1,2]	(1,648,763)
Purchases	—
Sales	—

Closing balance, as of September 30, 2017	$18,525,876

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2017[1]	$(1,648,763)

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2017, is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the Global Valuation Committee to determine the value of certain of the Fund’s Level 3 investments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	Weighted Average of Unobservable Inputs
Assets:
Preferred Stocks	$18,525,876	Market	Revenue Multiple[1]	11.50x - 12.25x	12.14x
			Revenue Growth Rate[1]	39%	—

[1]	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	19

Schedule of Investments September 30, 2017	BlackRock Advantage Small Cap Growth Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 1.5%
Curtiss-Wright Corp.	53,930	$5,637,842
Engility Holdings, Inc. (a)	52,343	1,815,255
HEICO Corp., Class A	43,551	3,318,586
Vectrus, Inc. (a)	21,914	675,828

		11,447,511
Air Freight & Logistics — 0.2%
Forward Air Corp.	9,513	544,429
Hub Group, Inc., Class A (a)	21,143	908,092

		1,452,521
Airlines — 1.0%
Hawaiian Holdings, Inc. (a)	205,739	7,725,499
Auto Components — 1.8%
Cooper-Standard Holdings, Inc. (a)	4,751	550,973
Stoneridge, Inc. (a)	3,796	75,199
Tenneco, Inc.	148,819	9,028,849
Tower International, Inc.	136,979	3,725,829

		13,380,850
Banks — 3.0%
Bank of the Ozarks	46,854	2,251,335
Capital Bank Financial Corp., Class A	2,529	103,815
Central Pacific Financial Corp.	181,666	5,846,012
First Connecticut Bancorp, Inc.	4,209	112,591
First Merchants Corp.	34,566	1,483,918
Home BancShares, Inc.	109,969	2,773,418
QCR Holdings, Inc.	5,383	244,926
Sandy Spring Bancorp, Inc.	15,011	622,056
Union Bankshares Corp.	23,078	814,653
Wintrust Financial Corp.	107,932	8,452,155

		22,704,879
Beverages — 0.2%
Primo Water Corp. (a)	101,753	1,205,773
Biotechnology — 8.9%
Acceleron Pharma, Inc. (a)	1,871	69,826
Aduro Biotech, Inc. (a)	38,180	406,617
Akebia Therapeutics, Inc. (a)	73,869	1,453,003
Alder Biopharmaceuticals, Inc. (a)	43,406	531,723
AMAG Pharmaceuticals, Inc. (a)	4,600	84,870
Amicus Therapeutics, Inc. (a)	76,911	1,159,818
AnaptysBio, Inc. (a)(b)	17,846	623,718
Applied Genetic Technologies Corp. (a)	78,468	309,949
Aptevo Therapeutics, Inc. (a)	26,472	60,621
Ardelyx, Inc. (a)	49,969	279,826
Arena Pharmaceuticals, Inc. (a)	4,180	106,593
Array BioPharma, Inc. (a)	86,418	1,062,941
aTyr Pharma, Inc. (a)	134,108	677,245
Avexis, Inc. (a)	10,566	1,022,049
Axovant Sciences Ltd. (a)	4,900	33,712
BioCryst Pharmaceuticals, Inc. (a)	28,565	149,681
BioSpecifics Technologies Corp. (a)	17,396	809,262
Bluebird Bio, Inc. (a)	7,889	1,083,554
Blueprint Medicines Corp. (a)	17,517	1,220,409
Calithera Biosciences, Inc. (a)	59,975	944,606
ChemoCentryx, Inc. (a)	119,143	884,041
Clovis Oncology, Inc. (a)	23,261	1,916,706
Cytokinetics, Inc. (a)	82,144	1,191,088
CytomX Therapeutics, Inc. (a)	63,092	1,146,382
Emergent BioSolutions, Inc. (a)	31,432	1,271,424
Enanta Pharmaceuticals, Inc. (a)	16,108	753,854
Enzon Pharmaceuticals, Inc.	488,004	117,097
Exact Sciences Corp. (a)	99,363	4,681,985
Exelixis, Inc. (a)	24,671	597,778

Common Stocks	Shares	Value
Biotechnology (continued)
FibroGen, Inc. (a)	61,766	$3,323,011
Five Prime Therapeutics, Inc. (a)	19,799	809,977
Genomic Health, Inc. (a)	37,492	1,203,118
Global Blood Therapeutics, Inc. (a)	3,460	107,433
Halozyme Therapeutics, Inc. (a)	129,964	2,257,475
Ignyta, Inc. (a)	31,005	382,912
Immune Design Corp. (a)	45,125	467,044
Insmed, Inc. (a)	22,593	705,128
Insys Therapeutics, Inc. (a)(b)	54,441	483,436
Intellia Therapeutics, Inc. (a)	28,324	703,851
Invitae Corp. (a)	13,609	127,516
Ironwood Pharmaceuticals, Inc. (a)	141,727	2,235,035
Jounce Therapeutics, Inc. (a)	30,181	470,220
Kite Pharma, Inc. (a)	32,164	5,783,409
Ligand Pharmaceuticals, Inc. (a)	20,115	2,738,657
Loxo Oncology, Inc. (a)	9,041	832,857
Mersana Therapeutics, Inc. (a)	9,784	169,165
MiMedx Group, Inc. (a)	137,950	1,638,846
Myriad Genetics, Inc. (a)	21,831	789,846
Natera, Inc. (a)	24,274	312,892
Pfenex, Inc. (a)	73,215	221,109
Portola Pharmaceuticals, Inc. (a)	24,817	1,340,863
Progenics Pharmaceuticals, Inc. (a)	19,991	147,134
Prothena Corp. PLC (a)	10,595	686,238
PTC Therapeutics, Inc. (a)	22,947	459,169
Puma Biotechnology, Inc. (a)	14,287	1,710,868
Ra Pharmaceuticals, Inc. (a)	46,000	671,600
Radius Health, Inc. (a)(b)	9,598	370,003
Recro Pharma, Inc. (a)	65	584
REGENXBIO, Inc. (a)	2,741	90,316
Repligen Corp. (a)	45,754	1,753,293
Retrophin, Inc. (a)	29,189	726,514
Sage Therapeutics, Inc. (a)	15,064	938,487
Sangamo Therapeutics, Inc. (a)	88,185	1,322,775
Sarepta Therapeutics, Inc. (a)	17,457	791,850
Spark Therapeutics, Inc. (a)	11,391	1,015,622
Spectrum Pharmaceuticals, Inc. (a)	55,492	780,772
Ultragenyx Pharmaceutical, Inc. (a)	16,602	884,223
United Therapeutics Corp. (a)	1,076	126,096
Vanda Pharmaceuticals, Inc. (a)	70,853	1,268,269
Veracyte, Inc. (a)	50,156	439,868
Versartis, Inc. (a)	39,551	96,900
vTv Therapeutics, Inc., Class A (a)	38,077	227,700
Xencor, Inc. (a)	58,568	1,342,379

		67,604,838
Building Products — 2.5%
Apogee Enterprises, Inc.	124,013	5,984,867
Builders FirstSource, Inc. (a)	10,933	196,685
Continental Building Products, Inc. (a)	54,081	1,406,106
Ply Gem Holdings, Inc. (a)	36,346	619,699
Universal Forest Products, Inc.	110,642	10,860,619

		19,067,976
Capital Markets — 1.7%
Evercore, Inc., Class A	51,559	4,137,610
Houlihan Lokey, Inc.	47,225	1,847,914
Moelis & Co., Class A	161,336	6,945,515

		12,931,039
Chemicals — 1.4%
AdvanSix, Inc. (a)	35,970	1,429,807
Ferro Corp. (a)	15,138	337,577
Ingevity Corp. (a)	6,862	428,669

See Notes to Financial Statements.

20	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Schedule of Investments (continued)	BlackRock Advantage Small Cap Growth Fund

Common Stocks	Shares	Value
Chemicals (continued)
Innospec, Inc.	5,990	$369,284
OMNOVA Solutions, Inc. (a)	95,032	1,040,600
PolyOne Corp.	87,085	3,486,013
Rayonier Advanced Materials, Inc.	8,593	117,724
Sensient Technologies Corp.	22,779	1,752,161
Stepan Co.	22,352	1,869,968

		10,831,803
Commercial Services & Supplies — 2.4%
ARC Document Solutions, Inc. (a)	415,601	1,699,808
Brink’s Co.	63,080	5,314,490
Casella Waste Systems, Inc., Class A (a)	29,384	552,419
CECO Environmental Corp.	13,460	113,872
InnerWorkings, Inc. (a)	115,567	1,300,129
Kimball International, Inc., Class B	31,308	618,959
Quad/Graphics, Inc.	14,513	328,139
Steelcase, Inc., Class A	37,490	577,346
Tetra Tech, Inc.	175,065	8,149,276

		18,654,438
Communications Equipment — 1.4%
Ciena Corp. (a)	86,930	1,909,852
Extreme Networks, Inc. (a)	104,948	1,247,832
InterDigital, Inc.	84,263	6,214,396
NETGEAR, Inc. (a)	15,979	760,600
Ubiquiti Networks, Inc. (a)(b)	15,071	844,277

		10,976,957
Construction & Engineering — 1.5%
Comfort Systems U.S.A., Inc.	141,046	5,035,342
MasTec, Inc. (a)	137,029	6,358,146

		11,393,488
Construction Materials — 0.1%
Summit Materials, Inc., Class A (a)	13,342	427,344
Consumer Finance — 0.7%
Consumer Portfolio Services, Inc. (a)	160,110	730,102
Enova International, Inc. (a)	144,146	1,938,764
Green Dot Corp., Class A (a)	58,785	2,914,560

		5,583,426
Diversified Consumer Services — 1.4%
Capella Education Co.	20,384	1,429,938
Collectors Universe, Inc.	67,405	1,615,698
Grand Canyon Education, Inc. (a)	75,413	6,849,009
K12, Inc. (a)	16,924	301,924
Weight Watchers International, Inc. (a)	5,221	227,375

		10,423,944
Diversified Telecommunication Services — 1.2%
Cogent Communications Holdings, Inc.	187,075	9,147,968
Electric Utilities — 0.3%
Portland General Electric Co.	43,569	1,988,489
Electrical Equipment — 0.0%
Generac Holdings, Inc. (a)	3,195	146,746
Electronic Equipment, Instruments & Components —3.2%
Benchmark Electronics, Inc. (a)	17,879	610,568
Control4 Corp. (a)	4,688	138,108
Insight Enterprises, Inc. (a)	57,465	2,638,793
KEMET Corp. (a)	133,944	2,830,237
Novanta, Inc. (a)	19,509	850,592
PC Connection, Inc.	21,509	606,339
Rogers Corp. (a)	8,026	1,069,705
Sanmina Corp. (a)	174,565	6,485,090
SYNNEX Corp.	70,063	8,863,670

Common Stocks	Shares	Value
Electronic Equipment, Instruments & Components (continued)
Vishay Intertechnology, Inc.	4,867	$91,500

		24,184,602
Energy Equipment & Services — 0.1%
Aspen Aerogels, Inc. (a)	30	130
Exterran Corp. (a)	13,713	433,468
Pioneer Energy Services Corp. (a)	70,469	179,696

		613,294
Equity Real Estate Investment Trusts (REITs) — 3.5%
American Assets Trust, Inc.	16,255	646,461
Ashford Hospitality Prime, Inc.	3,089	29,345
DiamondRock Hospitality Co.	196,689	2,153,745
PS Business Parks, Inc.	82,461	11,008,544
QTS Realty Trust, Inc., Class A	3,043	159,331
Retail Opportunity Investments Corp.	191,041	3,631,689
Rexford Industrial Realty, Inc.	19,259	551,193
Ryman Hospitality Properties, Inc.	34,252	2,140,407
Summit Hotel Properties, Inc.	83,288	1,331,775
Terreno Realty Corp.	141,688	5,126,272

		26,778,762
Food & Staples Retailing — 0.4%
Performance Food Group Co. (a)	120,507	3,404,323
Food Products — 0.4%
Dean Foods Co.	270,920	2,947,610
Gas Utilities — 0.3%
Southwest Gas Holdings, Inc.	27,805	2,158,224
Health Care Equipment & Supplies — 5.6%
AtriCure, Inc. (a)	3,605	80,644
Cantel Medical Corp.	110,994	10,452,305
Cutera, Inc. (a)	72,942	3,016,152
Globus Medical, Inc., Class A (a)	52,802	1,569,275
Heska Corp. (a)	11,869	1,045,540
Inogen, Inc. (a)	45,280	4,306,128
LeMaitre Vascular, Inc.	69,428	2,597,996
Masimo Corp. (a)	137,963	11,942,077
Merit Medical Systems, Inc. (a)	24,449	1,035,415
Neogen Corp. (a)	17,382	1,346,410
RTI Surgical, Inc. (a)	403,322	1,835,115
SeaSpine Holdings Corp. (a)	89,391	1,002,967
Wright Medical Group NV (a)	102,779	2,658,893

		42,888,917
Health Care Providers & Services — 2.3%
Chemed Corp.	10,382	2,097,683
Cross Country Healthcare, Inc. (a)	12,128	172,581
Diplomat Pharmacy, Inc. (a)	9,278	192,147
Five Star Senior Living, Inc. (a)	104,063	161,298
LHC Group, Inc. (a)	105,314	7,468,869
National Research Corp., Class A	15,776	594,755
UnitedHealth Group, Inc.	9,479	1,856,462
WellCare Health Plans, Inc. (a)	29,184	5,012,060

		17,555,855
Health Care Technology — 2.4%
Medidata Solutions, Inc. (a)	160,878	12,558,137
Quality Systems, Inc. (a)	136,879	2,153,107
Vocera Communications, Inc. (a)	118,283	3,710,538

		18,421,782
Hotels, Restaurants & Leisure — 3.4%
Bloomin’ Brands, Inc.	82,416	1,450,522
Bravo Brio Restaurant Group, Inc. (a)	42,134	95,855
Caesars Entertainment Corp. (a)(b)	153,423	2,048,197

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	21

Schedule of Investments (continued)	BlackRock Advantage Small Cap Growth Fund

Common Stocks	Shares	Value
Hotels, Restaurants & Leisure (continued)
Cheesecake Factory, Inc.	50,829	$2,140,917
J. Alexander’s Holdings, Inc. (a)	110,627	1,283,273
Papa John’s International, Inc.	92,855	6,784,915
Ruth’s Hospitality Group, Inc.	81,121	1,699,485
Texas Roadhouse, Inc.	35,910	1,764,617
Tropicana Entertainment, Inc. (a)	1,779	83,613
Vail Resorts, Inc.	38,761	8,842,159

		26,193,553
Household Durables — 2.6%
Century Communities, Inc. (a)	56,166	1,387,300
iRobot Corp. (a)	66,097	5,093,435
Taylor Morrison Home Corp., Class A (a)	345,098	7,609,411
TopBuild Corp. (a)	46,557	3,034,120
ZAGG, Inc. (a)	151,359	2,383,904

		19,508,170
Household Products — 0.1%
Central Garden & Pet Co. (a)	25,422	987,390
Insurance — 0.5%
Infinity Property & Casualty Corp.	878	82,708
James River Group Holdings Ltd.	91,281	3,786,336

		3,869,044
Internet & Direct Marketing Retail — 0.5%
Nutrisystem, Inc.	34,108	1,906,637
Overstock.com, Inc. (a)	45,714	1,357,706
PetMed Express, Inc.	23,495	778,859

		4,043,202
Internet Software & Services — 4.5%
Alarm.com Holdings, Inc. (a)	2,521	113,899
Appfolio, Inc., Class A (a)	30,167	1,446,508
Box, Inc., Class A (a)	195,337	3,773,911
Care.com, Inc. (a)	5,744	91,272
CommerceHub, Inc., Series A (a)	16,822	379,673
CommerceHub, Inc., Series C (a)	7,768	165,847
Cornerstone OnDemand, Inc. (a)	142,562	5,789,443
Five9, Inc. (a)	122,563	2,929,256
Limelight Networks, Inc. (a)	473,316	1,879,065
New Relic, Inc. (a)	33,049	1,645,840
NIC, Inc.	273,014	4,682,190
Q2 Holdings, Inc. (a)	2,083	86,757
QuinStreet, Inc. (a)	893,924	6,570,341
Telaria, Inc. (a)	13,834	60,316
Web.com Group, Inc. (a)	22,770	569,250
Wix.com Ltd. (a)	26,657	1,915,305
Yelp, Inc. (a)	43,450	1,881,385
YuMe, Inc.	22,691	105,059

		34,085,317
IT Services — 2.6%
Convergys Corp.	160,474	4,154,672
CSG Systems International, Inc.	248,501	9,964,890
Everi Holdings, Inc. (a)	146,128	1,109,112
Hackett Group, Inc.	207,487	3,151,728
Travelport Worldwide Ltd.	36,698	576,159
Unisys Corp. (a)	134,652	1,144,542

		20,101,103
Leisure Products — 1.0%
Brunswick Corp.	53,630	3,001,671
Malibu Boats, Inc., Class A (a)	146,698	4,641,525
MCBC Holdings, Inc. (a)	16,675	339,837

		7,983,033

Common Stocks	Shares	Value
Life Sciences Tools & Services — 2.0%
Cambrex Corp. (a)	37,357	$2,054,635
Enzo Biochem, Inc. (a)	92,644	969,983
Harvard Bioscience, Inc. (a)	214,387	803,951
INC Research Holdings, Inc., Class A (a)	52,188	2,729,432
Luminex Corp.	49,945	1,015,382
Medpace Holdings, Inc. (a)	4,788	152,737
NanoString Technologies, Inc. (a)	51,176	827,004
PAREXEL International Corp. (a)	39,044	3,438,996
PRA Health Sciences, Inc. (a)	45,252	3,446,845

		15,438,965
Machinery — 5.0%
Alamo Group, Inc.	43,473	4,667,696
Altra Industrial Motion Corp.	31,368	1,508,801
Barnes Group, Inc.	27,339	1,925,759
Briggs & Stratton Corp.	169,836	3,991,146
Commercial Vehicle Group, Inc. (a)	48,410	355,814
Greenbrier Cos., Inc.	8,409	404,893
Harsco Corp. (a)	63,481	1,326,753
Kadant, Inc.	74,593	7,351,140
Meritor, Inc. (a)	245,408	6,383,062
Mueller Water Products, Inc., Class A	766,215	9,807,552
TriMas Corp. (a)	3,445	93,015

		37,815,631
Media — 0.4%
Central European Media Enterprises Ltd., Class A (a)	111,288	450,716
Harte-Hanks, Inc. (a)	153,411	164,150
Meredith Corp.	45,062	2,500,941

		3,115,807
Metals & Mining — 1.3%
Ryerson Holding Corp. (a)	14,404	156,283
Schnitzer Steel Industries, Inc., Class A	66,300	1,866,345
Worthington Industries, Inc.	173,401	7,976,446

		9,999,074
Multiline Retail — 0.3%
Big Lots, Inc.	36,538	1,957,341
Oil, Gas & Consumable Fuels — 0.2%
Eclipse Resources Corp. (a)	62,169	155,423
EP Energy Corp., Class A (a)(b)	101,946	332,344
Evolution Petroleum Corp.	107,337	772,826
Northern Oil and Gas, Inc. (a)(b)	19,650	17,685

		1,278,278
Paper & Forest Products — 0.8%
Boise Cascade Co. (a)	30,641	1,069,371
Louisiana-Pacific Corp. (a)	178,176	4,825,006

		5,894,377
Personal Products — 0.4%
Inter Parfums, Inc.	32,369	1,335,221
Medifast, Inc.	22,661	1,345,384
Natural Health Trends Corp.	5,827	139,265

		2,819,870
Pharmaceuticals — 4.2%
Aerie Pharmaceuticals, Inc. (a)	1,890	91,854
Catalent, Inc. (a)	327,144	13,059,588
Corcept Therapeutics, Inc. (a)	356,171	6,874,100
Juniper Pharmaceuticals, Inc. (a)	75,338	342,788
Phibro Animal Health Corp., Class A	4,402	163,094

See Notes to Financial Statements.

22	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Schedule of Investments (continued)	BlackRock Advantage Small Cap Growth Fund

Common Stocks	Shares	Value
Pharmaceuticals (continued)
Prestige Brands Holdings, Inc. (a)	223,591	$11,199,673
SciClone Pharmaceuticals, Inc. (a)	38,048	426,138

		32,157,235
Professional Services — 1.8%
Insperity, Inc.	123,089	10,831,832
Kforce, Inc.	41,581	839,936
RPX Corp. (a)	134,876	1,791,153
WageWorks, Inc. (a)	2,190	132,933

		13,595,854
Road & Rail — 0.5%
Marten Transport Ltd.	3,830	78,707
Saia, Inc. (a)	35,623	2,231,781
Werner Enterprises, Inc.	6,304	230,411
YRC Worldwide, Inc. (a)	69,541	959,666

		3,500,565
Semiconductors & Semiconductor Equipment — 5.7%
Advanced Energy Industries, Inc. (a)	78,993	6,379,475
Alpha & Omega Semiconductor Ltd. (a)	97,052	1,600,387
Brooks Automation, Inc.	75,768	2,300,316
Cabot Microelectronics Corp.	55,310	4,420,928
Cirrus Logic, Inc. (a)	31,775	1,694,243
Entegris, Inc. (a)	439,762	12,687,134
Microsemi Corp. (a)	112,665	5,799,994
Monolithic Power Systems, Inc.	30,120	3,209,286
Power Integrations, Inc.	3,582	262,202
Semtech Corp. (a)	88,738	3,332,112
Synaptics, Inc. (a)	8,861	347,174
Ultra Clean Holdings, Inc. (a)	45,999	1,408,489
Xcerra Corp. (a)	8,188	80,652

		43,522,392
Software — 6.1%
A10 Networks, Inc. (a)	313,546	2,370,408
Barracuda Networks, Inc. (a)	80,584	1,952,550
Bottomline Technologies, Inc. (a)	121,560	3,869,255
Imperva, Inc. (a)	92,867	4,030,428
MicroStrategy, Inc., Class A (a)	51,801	6,615,506
Mitek Systems, Inc. (a)	16,592	157,624
Paycom Software, Inc. (a)	5,002	374,950
Paylocity Holding Corp. (a)	42,099	2,055,273
Proofpoint, Inc. (a)	126,706	11,051,297
RingCentral, Inc., Class A (a)	151,210	6,313,018
Silver Spring Networks, Inc. (a)	7,081	114,500
Varonis Systems, Inc. (a)	103,629	4,342,055
Verint Systems, Inc. (a)	54,736	2,290,702
Zix Corp. (a)	188,892	923,682

		46,461,248
Specialty Retail — 0.8%
Aaron’s, Inc.	45,480	1,984,292
Asbury Automotive Group, Inc. (a)	16,563	1,011,999
Big 5 Sporting Goods Corp.	232,864	1,781,410
Haverty Furniture Cos., Inc.	40,190	1,050,969

		5,828,670
Textiles, Apparel & Luxury Goods — 0.8%
Culp, Inc.	80,327	2,630,709
Perry Ellis International, Inc. (a)	8,999	212,916
Steven Madden Ltd. (a)	83,582	3,619,101

		6,462,726
Thrifts & Mortgage Finance — 0.9%
Essent Group Ltd. (a)	107,730	4,363,065

Common Stocks	Shares	Value
Thrifts & Mortgage Finance (continued)
First Defiance Financial Corp.	19,458	$1,021,350
Walker & Dunlop, Inc. (a)	26,264	1,374,395

		6,758,810
Trading Companies & Distributors — 2.1%
Applied Industrial Technologies, Inc.	176,535	11,616,003
Fortress Transportation & Infrastructure Investors LLC	10,181	183,665
MRC Global, Inc. (a)	226,885	3,968,219
Rush Enterprises, Inc., Class A (a)	6,757	312,782

		16,080,669
Wireless Telecommunication Services — 0.4%
Boingo Wireless, Inc. (a)	161,477	3,450,763
Total Common Stocks — 98.3%		748,957,945

Preferred Stocks
Household Durables — 0.0%
AliphCom:
Series 6 (Acquired 6/03/14, cost $749,991) (a)(c)(d)	6,198	—
Series 8 (Acquired 8/31/15, cost $130,001) (a)(c)(d)	142,746	1

		1
Software — 0.6%
Illumio Inc., Series C (Acquired 3/10/15, cost $750,000) (a)(c)(d)	233,365	765,437
MongoDB:
Series C (Acquired 12/19/13, cost $1,517,990) (a)(c)(d)	60,511	1,236,845
Series D (Acquired 12/19/13, cost $472,222) (a)(c)(d)	18,824	384,763
Series E (Acquired 12/19/13, cost $16,682) (a)(c)(d)	665	13,593
Palantir Technologies, Inc., Series I (Acquired 2/06/14, cost $1,999,998) (a)(c)(d)	326,264	1,849,917

		4,250,555
Total Preferred Stocks — 0.6%		4,250,556

Rights
Biotechnology — 0.0%
Dyax Corp. — CVR (a)	149,927	343,333
Pharmaceuticals — 0.0%
Durata Therapeutics, Inc. — CVR (a)	7,330	—
Oncogenex Pharmaceuticals, Inc. — CVR (a)	38,554	1,402
Total Rights — 0.0%		344,735
Total Long-Term Investments (Cost — $640,660,075) — 98.9%		753,553,236

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	23

Schedule of Investments (continued)	BlackRock Advantage Small Cap Growth Fund

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.91% (e)(g)	9,080,253	$9,080,253
SL Liquidity Series, LLC, Money Market Series, 1.32% (e)(f)(g)	4,197,442	4,197,861
Total Short-Term Securities (Cost — $13,277,908) — 1.8%		13,278,114

Value
Total Investments (Cost — $ 653,937,983) — 100.7%	$766,831,350
Liabilities in Excess of Other Assets — (0.7)%	(5,000,377)

Net Assets — 100.0%	$761,830,973

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of the security, is on loan.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(d)	Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $4,250,556, representing 0.6% of its net assets as of period end, and an original cost of $5,636,884.

(e)	Annualized 7-day yield as of period end.

(f)	Security was purchased with the cash collateral from loaned securities.

(g)	During the year ended September 30, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2016	Net Activity	Shares Held at September 30, 2017	Value at September 30, 2017	Income		Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	6,602,499	2,477,754	9,080,253	$ 9,080,253	$ 38,550		$ 40	—
SL Liquidity Series, LLC, Money Market Series	6,420,757	(2,223,315)	4,197,442	4,197,861	505,073	[2]	262	$206
Total				$13,278,114	$543,623		$302	$206

[1]	Includes net capital gain distributions, if applicable.

[2]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation
Long Contracts
Russell 2000 E-Mini Index	112	December 2017	$8,360	$276,615

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities was as follows:
		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts	Net unrealized appreciation[1]	—	—	$276,615	—	—	—	$276,615

[1]

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

See Notes to Financial Statements.

24	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Schedule of Investments (continued)	BlackRock Advantage Small Cap Growth Fund

For the year ended September 30, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain from:
Futures contracts	—	—	$1,709,495	—	—	—	$1,709,495

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	$161,717	—	—	—	$161,717

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$7,601,209

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$11,447,511	—	—	$11,447,511
Air Freight & Logistics	1,452,521	—	—	1,452,521
Airlines	7,725,499	—	—	7,725,499
Auto Components	13,380,850	—	—	13,380,850
Banks	22,704,879	—	—	22,704,879
Beverages	1,205,773	—	—	1,205,773
Biotechnology	67,604,838	—	—	67,604,838
Building Products	19,067,976	—	—	19,067,976
Capital Markets	12,931,039	—	—	12,931,039
Chemicals	10,831,803	—	—	10,831,803
Commercial Services & Supplies	18,654,438	—	—	18,654,438
Communications Equipment	10,976,957	—	—	10,976,957
Construction & Engineering	11,393,488	—	—	11,393,488
Construction Materials	427,344	—	—	427,344
Consumer Finance	5,583,426	—	—	5,583,426
Diversified Consumer Services	10,423,944	—	—	10,423,944
Diversified Telecommunication Services	9,147,968	—	—	9,147,968
Electric Utilities	1,988,489	—	—	1,988,489
Electrical Equipment	146,746	—	—	146,746
Electronic Equipment, Instruments & Components	24,184,602	—	—	24,184,602
Energy Equipment & Services	613,294	—	—	613,294
Equity Real Estate Investment Trusts (REITs)	26,778,762	—	—	26,778,762
Food & Staples Retailing	3,404,323	—	—	3,404,323
Food Products	2,947,610	—	—	2,947,610
Gas Utilities	2,158,224	—	—	2,158,224
Health Care Equipment & Supplies	42,888,917	—	—	42,888,917
Health Care Providers & Services	17,555,855	—	—	17,555,855
Health Care Technology	18,421,782	—	—	18,421,782
Hotels, Restaurants & Leisure	26,193,553	—	—	26,193,553
Household Durables	19,508,170	—	—	19,508,170
Household Products	987,390	—	—	987,390
Insurance	3,869,044	—	—	3,869,044

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	25

Schedule of Investments (concluded)	BlackRock Advantage Small Cap Growth Fund

	Level 1	Level 2	Level 3	Total
Internet & Direct Marketing Retail	$4,043,202	—	—	$4,043,202
Internet Software & Services	34,085,317	—	—	34,085,317
IT Services	20,101,103	—	—	20,101,103
Leisure Products	7,983,033	—	—	7,983,033
Life Sciences Tools & Services	15,438,965	—	—	15,438,965
Machinery	37,815,631	—	—	37,815,631
Media	3,115,807	—	—	3,115,807
Metals & Mining	9,999,074	—	—	9,999,074
Multiline Retail	1,957,341	—	—	1,957,341
Oil, Gas & Consumable Fuels	1,278,278	—	—	1,278,278
Paper & Forest Products	5,894,377	—	—	5,894,377
Personal Products	2,819,870	—	—	2,819,870
Pharmaceuticals	32,157,235	—	—	32,157,235
Professional Services	13,595,854	—	—	13,595,854
Road & Rail	3,500,565	—	—	3,500,565
Semiconductors & Semiconductor Equipment	43,522,392	—	—	43,522,392
Software	46,461,248	—	—	46,461,248
Specialty Retail	5,828,670	—	—	5,828,670
Textiles, Apparel & Luxury Goods	6,462,726	—	—	6,462,726
Thrifts & Mortgage Finance	6,758,810	—	—	6,758,810
Trading Companies & Distributors	16,080,669	—	—	16,080,669
Wireless Telecommunication Services	3,450,763	—	—	3,450,763
Preferred Stocks:
Household Durables	—	—	$1	1
Software	—	—	4,250,555	4,250,555
Rights	—	$1,402	343,333	344,735
Short-Term Securities	9,080,253	—	—	9,080,253

Subtotal	$758,038,198	$1,402	$4,593,889	$762,633,489

Investments Valued at NAV[1]				4,197,861

Total Investments				$766,831,350

Derivative Financial Instruments[2]
Assets:
Equity contracts	$276,615	—	—	$276,615

[1]	As of September 30, 2017, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

[2]	Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended September 30, 2017, there were no transfers between levels.

See Notes to Financial Statements.

26	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Statements of Assets and Liabilities

September 30, 2017	BlackRock Advantage Large Cap Growth Fund[1]	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Advantage Small Cap Growth Fund

Assets
Investments at value — unaffiliated[2,3]	$434,254,831	$884,145,696	$753,553,236
Investments at value — affiliated[4]	3,215,330	25,109,924	13,278,114
Cash	17,859	—	—
Cash pledged:
Futures contracts	155,000	—	281,000
Foreign currency at value[5]	—	685	—
Receivables:
Investments sold	5,871,271	6,587,634	5,344,722
Capital shares sold	114,466	2,554,888	766,835
Dividends — unaffiliated	341,362	104,312	197,782
Dividends — affiliated	2,775	19,859	5,918
From the Manager	160,897	1,376	354,431
Securities lending income — affiliated	955	14,461	24,700
Variation margin on futures contracts	13,295	—	1,388
Prepaid expenses	29,216	69,557	34,631

Total assets	444,177,257	918,608,392	773,842,757

Liabilities
Cash collateral on securities loaned at value	—	5,360,855	4,197,371
Payables:
Investments purchased	4,991,486	6,229,358	6,468,579
Capital shares redeemed	702,523	1,098,929	529,738
Investment advisory fees	168,127	698,595	216,631
Transfer agent fees	255,606	385,154	387,570
Service and distribution fees	113,973	168,608	58,342
Officer’s and Trustees’ fees	3,713	5,086	5,205
Other affiliates	29,159	125,012	33,763
Other accrued expenses	256,280	137,345	114,585

Total liabilities	6,520,867	14,208,942	12,011,784

Net Assets	$437,656,390	$904,399,450	$761,830,973

Net Assets Consist of
Paid-in capital	$349,587,172	$654,177,133	$583,867,235
Undistributed net investment income	1,738,399	—	1,677,916
Accumulated net realized gain	34,797,210	28,516,732	63,115,840
Net unrealized appreciation (depreciation)	51,533,609	221,705,585	113,169,982

Net Assets	$437,656,390	$904,399,450	$761,830,973

[1] Consolidated Statement of Assets and Liabilities. [2] Investments at cost — unaffiliated	$382,749,965	$662,440,130	$640,660,075
[3] Securities loaned at value	—	$5,226,054	$4,029,318
[4] Investments at cost — affiliated	$3,215,330	$25,109,924	$13,277,908
[5] Foreign currency at cost	—	$682	—

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	27

Statements of Assets and Liabilities (concluded)

September 30, 2017	BlackRock Advantage Large Cap Growth Fund[1]	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Advantage Small Cap Growth Fund

Net Asset Value
Institutional
Net assets	$36,573,688	$278,701,041	$533,904,009

Shares outstanding[2]	2,406,719	12,610,653	24,982,193

Net asset value	$15.20	$22.10	$21.37

Service
Net assets	$188,920	$12,718,398	$9,545,094

Shares outstanding[2]	12,641	630,215	517,039

Net asset value	$14.95	$20.18	$18.46

Investor A
Net assets	$351,397,935	$525,736,348	$198,776,511

Shares outstanding[2]	24,084,301	27,237,153	11,715,118

Net asset value	$14.59	$19.30	$16.97

Investor B
Net assets	$359,277	$149,324	—

Shares outstanding[2]	28,292	9,637	—

Net asset value	$12.70	$15.49	—

Investor C
Net assets	$46,804,301	$72,814,412	$19,605,359

Shares outstanding[2]	3,734,120	4,741,040	1,871,510

Net asset value	$12.53	$15.36	$10.48

Class K
Net assets	—	$4,102,945	—

Shares outstanding[2]	—	185,348	—

Net asset value	—	$22.14	—

Class R
Net assets	$2,332,269	$10,176,982	—

Shares outstanding[2]	155,422	534,990	—

Net asset value	$15.01	$19.02	—

[1]	Consolidated Statement of Assets and Liabilities.

[2]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

28	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Statements of Operations

Year Ended September 30, 2017	BlackRock Advantage Large Cap Growth Fund[1]	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Advantage Small Cap Growth Fund

Investment Income
Dividends — unaffiliated	$7,565,623	$4,692,677 [2]	$5,979,491
Dividends — affiliated	35,465	97,542	38,550
Securities lending — affiliated — net	23,019	468,957	505,073
Foreign taxes withheld	(69,339)	(9,727)	—

Total income	7,554,768	5,249,449	6,523,114

Expenses
Investment advisory	3,185,918	5,216,499	3,404,719
Service and distribution — class specific	1,440,763	1,708,895	747,937
Transfer agent — class specific	833,610	1,124,750	1,318,687
Administration	185,347	273,325	304,400
Administration — class specific	87,307	130,231	145,980
Accounting services	94,719	136,067	148,497
Professional	190,310	133,537	100,141
Registration	80,558	121,227	72,329
Printing	92,610	51,979	72,898
Custodian	32,225	37,168	113,510
Officer and Trustees	16,650	21,421	23,001
Offering	—	39,238	—
Recoupment of past waived and/or reimbursed fees — class specific	—	120,502	—
Miscellaneous	27,437	32,274	48,470

Total expenses	6,267,454	9,147,113	6,500,569
Less:
Fees waived by the Manager	(283,341)	(10,020)	(447,050)
Administration fees waived	(507)	—	—
Administration fees waived — class specific	(87,307)	(38,563)	(121,800)
Transfer agent fees waived and/or reimbursed — class specific	(626,318)	(68,861)	(1,095,628)

Total expenses after fees waived and reimbursed	5,269,981	9,029,669	4,836,091

Net investment income (loss)	2,284,787	(3,780,220)	1,687,023

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	75,296,784	39,314,635	84,598,498
Investments — affiliated	111	(326)	262
Capital gain distributions received from affiliated investment companies	62	—	40
Futures contracts	219,962	—	1,709,495
Foreign currency transactions	—	(7,427)	—

	75,516,919	39,306,882	86,308,295

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	15,453,688	101,646,820	37,467,522
Investments — affiliated	—	—	206
Futures contracts	36,759	—	161,717
Foreign currency translations	4,548	247	—

	15,494,995	101,647,067	37,629,445

Net realized and unrealized gain	91,011,914	140,953,949	123,937,740

Net Increase in Net Assets Resulting from Operations	$93,296,701	$137,173,729	$125,624,763

[1]	Consolidated Statement of Operations.

[2]	Includes non-recurring dividends in the amount of $2,288,152.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	29

Statements of Changes in Net Assets

	BlackRock Advantage Large Cap Growth Fund[1]		BlackRock Mid-Cap Growth Equity Portfolio		BlackRock Advantage Small Cap Growth Fund
	Year Ended September 30,		Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2017	2016	2017	2016	2017	2016

Operations
Net investment income (loss)	$2,284,787	$1,999,174	$(3,780,220)	$(5,452,501)	$1,687,023	$483,921
Net realized gain (loss)	75,516,919	(8,830,781)	39,306,882	(2,806,499)	86,308,295	(8,223,564)
Net change in unrealized appreciation (depreciation)	15,494,995	47,102,628	101,647,067	65,463,361	37,629,445	56,071,332

Net increase in net assets resulting from operations	93,296,701	40,271,021	137,173,729	57,204,361	125,624,763	48,331,689

Distributions to Shareholders[2]
From net investment income:
Institutional	(335,279)	(232,239)	—	—	(249,712)	—
Service	(692)	(73)	—	—	—	—
Investor A	(1,857,805)	(542,725)	—	—	—	—
Class R	(5,742)	—	—	—	—	—
From net realized gain:
Institutional	—	(2,674,570)	—	(2,009,090)	—	(28,615,524)
Service	—	(7,607)	—	(37,699)	—	(1,202,425)
Investor A	—	(24,921,567)	—	(9,310,900)	—	(16,862,272)
Investor B	—	(242,080)	—	(51,879)	—	—
Investor C	—	(5,636,080)	—	(1,450,834)	—	(2,736,282)
Class R	—	(103,686)	—	(193,731)	—	—

Decrease in net assets resulting from distributions to shareholders	(2,199,518)	(34,360,627)	—	(13,054,133)	(249,712)	(49,416,503)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(81,444,680)	(52,392,296)	209,802,876	22,037,838	(139,859,530)	(29,420,476)

Net Assets
Total increase (decrease) in net assets	9,652,503	(46,481,902)	346,976,605	66,188,066	(14,484,479)	(30,505,290)
Beginning of year	428,003,887	474,485,789	557,422,845	491,234,779	776,315,452	806,820,742

End of year	$437,656,390	$428,003,887	$904,399,450	$557,422,845	$761,830,973	$776,315,452

Undistributed (distributions in excess of) net investment income (loss), end of year	$1,738,399	$1,653,130	—	(4,025,193)	$1,677,916	$253,376

[1]	Consolidated Statements of Changes in Net Assets.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

30	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Financial Highlights	BlackRock Advantage Large Cap Growth Fund

	Institutional
	Year Ended September 30,[1]
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$12.32	$12.07	$14.51	$14.04	$12.53

Net investment income[2]	0.12	0.10	0.06	0.29	0.19
Net realized and unrealized gain (loss)	2.87	1.06	(0.25)	0.53	1.46

Net increase (decrease) from investment operations	2.99	1.16	(0.19)	0.82	1.65

Distributions:[3]
From net investment income	(0.11)	(0.07)	(0.41)	(0.21)	(0.14)
From net realized gain	—	(0.84)	(1.84)	(0.14)	—

Total distributions	(0.11)	(0.91)	(2.25)	(0.35)	(0.14)

Net asset value, end of year	$15.20	$12.32	$12.07	$14.51	$14.04

Total Return[4]
Based on net asset value	24.43%	9.75%	(2.15)%	5.76%	13.36%

Ratios to Average Net Assets
Total expenses	1.10%[5]	1.14%[5]	1.11%[5]	1.09%[5]	1.15%[5]

Total expenses after fees waived, reimbursed and paid indirectly	0.84%[5]	0.92%[5]	0.92%[5]	0.96%[5]	0.97%[5]

Net investment income	0.91%[5]	0.86%[5]	0.46%[5]	1.99%[5]	1.48%[5]

Supplemental Data
Net assets, end of year (000)	$36,574	$37,417	$40,870	$53,274	$64,078

Portfolio turnover rate	130%	36%	156%	102%	119%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Investments in underlying funds	—	—	0.01%	0.01%	0.03%

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	31

Financial Highlights (continued)	BlackRock Advantage Large Cap Growth Fund

	Service
	Year Ended September 30,[1]
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$12.12	$11.86	$14.29	$13.81	$12.30

Net investment income[2]	0.08	0.06	0.01	0.23	0.14
Net realized and unrealized gain (loss)	2.82	1.05	(0.24)	0.54	1.44

Net increase (decrease) from investment operations	2.90	1.11	(0.23)	0.77	1.58

Distributions:[3]
From net investment income	(0.07)	(0.01)	(0.36)	(0.15)	(0.07)
From net realized gain	—	(0.84)	(1.84)	(0.14)	—

Total distributions	(0.07)	(0.85)	(2.20)	(0.29)	(0.07)

Net asset value, end of year	$14.95	$12.12	$11.86	$14.29	$13.81

Total Return[4]
Based on net asset value	24.03%	9.44%	(2.49)%	5.45%	13.00%

Ratios to Average Net Assets
Total expenses	1.24%[5]	1.26%[5,6]	1.33%[5,6]	1.30%[5]	1.75%[5,6]

Total expenses after fees waived, reimbursed and paid indirectly	1.11%[5]	1.24%[5]	1.23%[5]	1.27%[5]	1.29%[5]

Net investment income	0.59%[5]	0.54%[5]	0.10%[5]	1.60%[5]	1.15%[5]

Supplemental Data
Net assets, end of year (000)	$189	$119	$108	$211	$421

Portfolio turnover rate	130%	36%	156%	102%	119%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Investments in underlying funds	—	—	0.01%	0.01%	0.03%

[6]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Year Ended September 30,
	2016	2015	2014	2013
Expense ratios	1.21%	1.30%	1.30%	1.73%

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	32

Financial Highlights (continued)	BlackRock Advantage Large Cap Growth Fund

	Investor A
	Year Ended September 30,[1]
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$11.83	$11.61	$14.04	$13.59	$12.14

Net investment income[2]	0.08	0.06	0.02	0.22	0.14
Net realized and unrealized gain (loss)	2.75	1.02	(0.24)	0.54	1.41

Net increase (decrease) from investment operations	2.83	1.08	(0.22)	0.76	1.55

Distributions:[3]
From net investment income	(0.07)	(0.02)	(0.37)	(0.17)	(0.10)
From net realized gain	—	(0.84)	(1.84)	(0.14)	—

Total distributions	(0.07)	(0.86)	(2.21)	(0.31)	(0.10)

Net asset value, end of year	$14.59	$11.83	$11.61	$14.04	$13.59

Total Return[4]
Based on net asset value	24.03%	9.39%	(2.46)%	5.46%	12.92%

Ratios to Average Net Assets
Total expenses	1.35%[5]	1.42%[5]	1.41%[5]	1.40%[5]	1.43%[5]

Total expenses after fees waived, reimbursed and paid indirectly	1.13%[5]	1.24%[5]	1.24%[5]	1.27%[5]	1.29%[5]

Net investment income	0.60%[5]	0.54%[5]	0.14%[5]	1.55%[5]	1.11%[5]

Supplemental Data
Net assets, end of year (000)	$351,398	$323,297	$355,844	$443,630	$512,059

Portfolio turnover rate	130%	36%	156%	102%	119%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Investments in underlying funds	—	—	0.01%	0.01%	0.03%

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	33

Financial Highlights (continued)	BlackRock Advantage Large Cap Growth Fund

	Investor B
	Year Ended September 30,[1]
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$10.32	$10.28	$12.66	$12.26	$10.95

Net investment income (loss)[2]	(0.02)	(0.03)	(0.08)	0.11	0.04
Net realized and unrealized gain (loss)	2.40	0.91	(0.20)	0.48	1.28

Net increase (decrease) from investment operations	2.38	0.88	(0.28)	0.59	1.32

Distributions:[3]
From net investment income	—	—	(0.26)	(0.05)	(0.01)
From net realized gain	—	(0.84)	(1.84)	(0.14)	—

Total distributions	—	(0.84)	(2.10)	(0.19)	(0.01)

Net asset value, end of year	$12.70	$10.32	$10.28	$12.66	$12.26

Total Return[4]
Based on net asset value	23.06%	8.63%	(3.24)%	4.68%	12.04%

Ratios to Average Net Assets
Total expenses	3.26%[5]	2.74%[5]	2.52%[5]	2.41%[5]	2.42%[5,6]

Total expenses after fees waived, reimbursed and paid indirectly	1.96%[5]	2.01%[5]	2.01%[5]	2.05%[5]	2.06%[5]

Net investment income (loss)	(0.15)%[5]	(0.25)%[5]	(0.68)%[5]	0.82%[5]	0.36%[5]

Supplemental Data
Net assets, end of year (000)	$359	$1,711	$3,560	$7,122	$11,918

Portfolio turnover rate	130%	36%	156%	102%	119%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Investments in underlying funds	—	—	0.01%	0.01%	0.03%

[6]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2013, the ratio would have been 2.41%.

See Notes to Financial Statements.

34	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Financial Highlights (continued)	BlackRock Advantage Large Cap Growth Fund

	Investor C
	Year Ended September 30,[1]
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$10.19	$10.16	$12.57	$12.20	$10.91

Net investment income (loss)[2]	(0.02)	(0.02)	(0.07)	0.10	0.04
Net realized and unrealized gain (loss)	2.36	0.89	(0.20)	0.48	1.27

Net increase (decrease) from investment operations	2.34	0.87	(0.27)	0.58	1.31

Distributions:[3]
From net investment income	—	—	(0.30)	(0.07)	(0.02)
From net realized gain	—	(0.84)	(1.84)	(0.14)	—

Total distributions	—	(0.84)	(2.14)	(0.21)	(0.02)

Net asset value, end of year	$12.53	$10.19	$10.16	$12.57	$12.20

Total Return[4]
Based on net asset value	22.96%	8.63%	(3.26)%	4.67%	12.01%

Ratios to Average Net Assets
Total expenses	2.12%[5]	2.17%[5]	2.15%[5]	2.14%[5]	2.20%[5]

Total expenses after fees waived, reimbursed and paid indirectly	1.91%[5]	2.01%[5]	2.01%[5]	2.04%[5]	2.06%[5]

Net investment income (loss)	(0.16)%[5]	(0.23)%[5]	(0.63)%[5]	0.78%[5]	0.34%[5]

Supplemental Data
Net assets, end of year (000)	$46,804	$63,586	$72,966	$90,904	$103,097

Portfolio turnover rate	130%	36%	156%	102%	119%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Investments in underlying funds	—	—	0.01%	0.01%	0.03%

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	35

Financial Highlights (concluded)	BlackRock Advantage Large Cap Growth Fund

	Class R
	Year Ended September 30,[1]
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$12.17	$11.94	$14.41	$13.94	$12.46

Net investment income (loss)[2]	0.04	0.02	(0.03)	0.19	0.10
Net realized and unrealized gain (loss)	2.84	1.05	(0.25)	0.53	1.45

Net increase (decrease) from investment operations	2.88	1.07	(0.28)	0.72	1.55

Distributions:[3]
From net investment income	(0.04)	—	(0.35)	(0.11)	(0.07)
From net realized gain	—	(0.84)	(1.84)	(0.14)	—

Total distributions	(0.04)	(0.84)	(2.19)	(0.25)	(0.07)

Net asset value, end of year	$15.01	$12.17	$11.94	$14.41	$13.94

Total Return[4]
Based on net asset value	23.68%	9.04%	(2.86)%	5.05%	12.51%

Ratios to Average Net Assets
Total expenses	1.66%[5]	1.74%[5]	1.69%[5]	1.68%[5,6]	1.78%[5]

Total expenses after fees waived, reimbursed and paid indirectly	1.45%[5]	1.60%[5]	1.60%[5]	1.63%[5]	1.65%[5]

Net investment income (loss)	0.28%[5]	0.20%[5]	(0.23)%[5]	1.30%[5]	0.78%[5]

Supplemental Data
Net assets, end of year (000)	$2,332	$1,875	$1,138	$1,446	$1,028

Portfolio turnover rate	130%	36%	156%	102%	119%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Investments in underlying funds	—	—	0.01%	0.01%	0.03%

[6]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2014, the ratio would have been 1.67%.

See Notes to Financial Statements.

36	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Financial Highlights	BlackRock Mid-Cap Growth Equity Portfolio

	Institutional
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$17.87	$16.42	$17.67	$18.22	$13.58

Net investment income (loss)[1]	(0.05)[2]	(0.12)	(0.11)	(0.12)	0.05
Net realized and unrealized gain	4.28	2.00	0.77	2.49	4.59

Net increase from investment operations	4.23	1.88	0.66	2.37	4.64

Distributions from net realized gain[3]	—	(0.43)	(1.91)	(2.92)	—

Net asset value, end of year	$22.10	$17.87	$16.42	$17.67	$18.22

Total Return[4]
Based on net asset value	23.67%	11.60%	4.37%	14.70%	34.17%

Ratios to Average Net Assets
Total expenses[5]	1.08%	1.11%	1.06%	1.11%	1.13%

Total expenses after fees waived, reimbursed and paid indirectly	1.08%	1.08%	1.05%	1.10%	1.11%

Net investment income (loss)	(0.25)%	(0.71)%	(0.61)%	(0.68)%	0.30%

Supplemental Data
Net assets, end of year (000)	$278,701	$99,759	$84,605	$33,448	$21,485

Portfolio turnover rate	59%	81%	95%	123%	160%

[1]	Based on average shares outstanding.

[2]	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.35%, respectively, resulting from a special dividend.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Expense ratios	1.07%	1.10%	1.06%	1.08%	1.11%

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	37

Financial Highlights (continued)	BlackRock Mid-Cap Growth Equity Portfolio

	Service
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$16.35	$15.00	$16.34	$17.05	$12.77

Net investment loss[1]	(0.12)[2]	(0.13)	(0.16)	(0.19)	(0.02)
Net realized and unrealized gain	3.95	1.82	0.71	2.31	4.30

Net increase from investment operations	3.83	1.69	0.55	2.12	4.28

Distributions from net realized gain[3]	—	(0.34)	(1.89)	(2.83)	—

Net asset value, end of year	$20.18	$16.35	$15.00	$16.34	$17.05

Total Return[4]
Based on net asset value	23.43%	11.39%	3.94%	14.11%	33.52%

Ratios to Average Net Assets
Total expenses	1.29%	1.26%[5]	1.50%[5]	1.58%[5]	1.67%[5]

Total expenses after fees waived, reimbursed and paid indirectly	1.29%	1.25%	1.48%	1.58%	1.58%

Net investment loss	(0.67)%	(0.88)%	(1.00)%	(1.17)%	(0.15)%

Supplemental Data
Net assets, end of year (000)	$12,718	$1,343	$1,384	$3,838	$2,065

Portfolio turnover rate	59%	81%	95%	123%	160%

[1]	Based on average shares outstanding.

[2]	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.35%, respectively, resulting from a special dividend.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Year Ended September 30,
	2016	2015	2014	2013
Expense ratios	1.24%	1.42%	1.33%	1.51%

See Notes to Financial Statements.

38	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Financial Highlights (continued)	BlackRock Mid-Cap Growth Equity Portfolio

	Investor A
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$15.66	$14.43	$15.78	$16.56	$12.38

Net investment income (loss)[1]	(0.10)[2]	(0.15)	(0.14)	(0.16)	0.00 [3]
Net realized and unrealized gain	3.74	1.76	0.67	2.24	4.18

Net increase from investment operations	3.64	1.61	0.53	2.08	4.18

Distributions from net realized gain[4]	—	(0.38)	(1.88)	(2.86)	—

Net asset value, end of year	$19.30	$15.66	$14.43	$15.78	$16.56

Total Return[5]
Based on net asset value	23.24%	11.29%	4.01%	14.38%	33.76%

Ratios to Average Net Assets
Total expenses	1.41%[6]	1.45%	1.43%[7]	1.48%	1.55%

Total expenses after fees waived, reimbursed and paid indirectly	1.39%	1.39%	1.39%	1.39%	1.39%

Net investment income (loss)	(0.59)%	(1.02)%	(0.89)%	(1.01)%	0.03%

Supplemental Data
Net assets, end of year (000)	$525,736	$394,544	$350,962	$315,762	$282,726

Portfolio turnover rate	59%	81%	95%	123%	160%

[1]	Based on average shares outstanding.

[2]	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.35%, respectively, resulting from a special dividend.

[3]	Amount is less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2017, the ratio would have been 1.39%.

[7]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	39

Financial Highlights (continued)	BlackRock Mid-Cap Growth Equity Portfolio

	Investor B
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$12.67	$11.77	$13.22	$14.27	$10.75

Net investment loss[1]	(0.17)[2]	(0.21)	(0.21)	(0.24)	(0.08)
Net realized and unrealized gain	2.99	1.42	0.55	1.90	3.60

Net increase from investment operations	2.82	1.21	0.34	1.66	3.52

Distributions from net realized gain[3]	—	(0.31)	(1.79)	(2.71)	—

Net asset value, end of year	$15.49	$12.67	$11.77	$13.22	$14.27

Total Return[4]
Based on net asset value	22.26%	10.40%	3.23%	13.47%	32.74%

Ratios to Average Net Assets
Total expenses	4.29%	3.20%	2.75%	2.66%	2.70%

Total expenses after fees waived, reimbursed and paid indirectly	2.16%	2.16%	2.16%	2.16%	2.16%

Net investment loss	(1.31)%	(1.80)%	(1.65)%	(1.79)%	(0.66)%

Supplemental Data
Net assets, end of year (000)	$149	$1,178	$2,069	$3,313	$4,330

Portfolio turnover rate	59%	81%	95%	123%	160%

[1]	Based on average shares outstanding.

[2]	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.35%, respectively, resulting from a special dividend.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See Notes to Financial Statements.

40	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Financial Highlights (continued)	BlackRock Mid-Cap Growth Equity Portfolio

	Investor C
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$12.55	$11.68	$13.16	$14.28	$10.75

Net investment loss[1]	(0.18)[2]	(0.20)	(0.21)	(0.23)	(0.09)
Net realized and unrealized gain	2.99	1.41	0.55	1.88	3.62

Net increase from investment operations	2.81	1.21	0.34	1.65	3.53

Distributions from net realized gain[3]	—	(0.34)	(1.82)	(2.77)	—

Net asset value, end of year	$15.36	$12.55	$11.68	$13.16	$14.28

Total Return[4]
Based on net asset value	22.39%	10.48%	3.23%	13.42%	32.84%

Ratios to Average Net Assets
Total expenses[5]	2.11%	2.14%	2.16%	2.17%	2.23%

Total expenses after fees waived, reimbursed and paid indirectly	2.10%	2.12%	2.16%	2.16%	2.16%

Net investment loss	(1.30)%	(1.75)%	(1.67)%	(1.77)%	(0.75)%

Supplemental Data
Net assets, end of year (000)	$72,814	$52,723	$44,719	$31,257	$23,959

Portfolio turnover rate	59%	81%	95%	123%	160%

[1]	Based on average shares outstanding.

[2]	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.35%, respectively, resulting from a special dividend.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Expense ratios	2.10%	2.13%	2.12%	2.16%	2.23%

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	41

Financial Highlights (continued)	BlackRock Mid-Cap Growth Equity Portfolio

	Class K
	Year Ended September 30,	Period March 28, 2016[1] to
	2017	September 30, 2016

Per Share Operating Performance
Net asset value, beginning of period	$17.88	$15.57

Net investment loss[2]	(0.03)[3]	(0.05)
Net realized and unrealized gain	4.29	2.36

Net increase from investment operations	4.26	2.31

Net asset value, end of period	$22.14	$17.88

Total Return[4]
Based on net asset value	23.83%	14.84%[5]

Ratios to Average Net Assets
Total expenses	0.95%	0.98%[6]

Total expenses after fees waived, reimbursed and paid indirectly	0.95%	0.97%[6]

Net investment loss	(0.17)%	(0.59)%[6]

Supplemental Data
Net assets, end of period (000)	$4,103	$230

Portfolio turnover rate	59%	81%[7]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.35%, respectively, resulting from a special dividend.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Portfolio turnover is representative of the Fund for the entire year.

See Notes to Financial Statements.

42	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Financial Highlights (concluded)	BlackRock Mid-Cap Growth Equity Portfolio

	Class R
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$15.47	$14.27	$15.63	$16.44	$12.32

Net investment loss[1]	(0.14)[2]	(0.18)	(0.18)	(0.20)	(0.04)
Net realized and unrealized gain	3.69	1.72	0.68	2.22	4.16

Net increase from investment operations	3.55	1.54	0.50	2.02	4.12

Distributions from net realized gain[3]	—	(0.34)	(1.86)	(2.83)	—

Net asset value, end of year	$19.02	$15.47	$14.27	$15.63	$16.44

Total Return[4]
Based on net asset value	22.95%	10.94%	3.79%	14.03%	33.44%

Ratios to Average Net Assets
Total expenses	1.76%	1.78%	1.73%	1.74%[5]	1.74%

Total expenses after fees waived, reimbursed and paid indirectly	1.65%	1.65%	1.65%	1.65%	1.65%

Net investment loss	(0.86)%	(1.28)%	(1.15)%	(1.26)%	(0.26)%

Supplemental Data
Net assets, end of year (000)	$10,177	$7,646	$7,495	$7,704	$9,352

Portfolio turnover rate	59%	81%	95%	123%	160%

[1]	Based on average shares outstanding.

[2]	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.35%, respectively, resulting from a special dividend.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	43

Financial Highlights	BlackRock Advantage Small Cap Growth Fund

	Institutional
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$17.94	$17.82	$22.28	$29.86	$26.67

Net investment income (loss)[1]	0.07	0.03	0.02	(0.06)	0.01
Net realized and unrealized gain	3.37	1.11	0.49	2.58	5.90

Net increase from investment operations	3.44	1.14	0.51	2.52	5.91

Distributions:[2]
From net investment income	(0.01)	—	—	—	(0.07)
From net realized gain	—	(1.02)	(4.97)	(10.10)	(2.65)

Total distributions	(0.01)	(1.02)	(4.97)	(10.10)	(2.72)

Net asset value, end of year	$21.37	$17.94	$17.82	$22.28	$29.86

Total Return[3]
Based on net asset value	19.18%	6.81%	2.35%	8.90%	25.36%

Ratios to Average Net Assets
Total expenses	0.77%	0.86%	0.82%	0.87%[4]	0.82%

Total expenses after fees waived, reimbursed and paid indirectly	0.56%	0.86%	0.82%	0.87%	0.82%

Net investment income (loss)	0.34%	0.20%	0.12%	(0.24)%	0.06%

Supplemental Data
Net assets, end of year (000)	$533,904	$490,215	$503,423	$454,928	$862,261

Portfolio turnover rate	100%	103%	137%	132%	175%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See Notes to Financial Statements.

44	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Financial Highlights (continued)	BlackRock Advantage Small Cap Growth Fund

	Service
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$15.53	$15.55	$20.05	$27.81	$25.01

Net investment income (loss)[1]	0.01	(0.01)	(0.03)	(0.12)	(0.06)
Net realized and unrealized gain	2.92	0.97	0.43	2.40	5.49

Net increase from investment operations	2.93	0.96	0.40	2.28	5.43

Distributions from net realized gain[2]	—	(0.98)	(4.90)	(10.04)	(2.63)

Net asset value, end of year	$18.46	$15.53	$15.55	$20.05	$27.81

Total Return[3]
Based on net asset value	18.87%	6.57%	2.00%	8.62%	24.96%

Ratios to Average Net Assets
Total expenses	1.04%	1.13%[4]	1.12%	1.12%	1.12%

Total expenses after fees waived, reimbursed and paid indirectly	0.82%	1.13%	1.12%	1.12%	1.12%

Net investment income (loss)	0.07%	(0.07)%	(0.17)%	(0.53)%	(0.25)%

Supplemental Data
Net assets, end of year (000)	$9,545	$12,054	$19,596	$23,621	$24,792

Portfolio turnover rate	100%	103%	137%	132%	175%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	45

Financial Highlights (continued)	BlackRock Advantage Small Cap Growth Fund

	Investor A
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$14.28	$14.38	$18.91	$26.75	$24.17

Net investment income (loss)[1]	0.01	(0.01)	(0.03)	(0.12)	(0.06)
Net realized and unrealized gain	2.68	0.88	0.41	2.31	5.27

Net increase from investment operations	2.69	0.87	0.38	2.19	5.21

Distributions from net realized gain[2]	—	(0.97)	(4.91)	(10.03)	(2.63)

Net asset value, end of year	$16.97	$14.28	$14.38	$18.91	$26.75

Total Return[3]
Based on net asset value	18.84%	6.57%	2.01%	8.60%	24.91%

Ratios to Average Net Assets
Total expenses	1.07%	1.14%	1.13%	1.15%	1.14%

Total expenses after fees waived, reimbursed and paid indirectly	0.82%	1.14%	1.13%	1.15%	1.14%

Net investment income (loss)	0.07%	(0.09)%	(0.17)%	(0.56)%	(0.25)%

Supplemental Data
Net assets, end of year (000)	$198,777	$250,357	$255,692	$282,684	$332,978

Portfolio turnover rate	100%	103%	137%	132%	175%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See Notes to Financial Statements.

46	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Financial Highlights (concluded)	BlackRock Advantage Small Cap Growth Fund

	Investor C
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$8.88	$9.37	$13.99	$22.23	$20.50

Net investment loss[1]	(0.07)	(0.08)	(0.10)	(0.21)	(0.21)
Net realized and unrealized gain	1.67	0.56	0.30	1.89	4.38

Net increase from investment operations	1.60	0.48	0.20	1.68	4.17

Distributions from net realized gain[2]	—	(0.97)	(4.82)	(9.92)	(2.44)

Net asset value, end of year	$10.48	$8.88	$9.37	$13.99	$22.23

Total Return[3]
Based on net asset value	18.02%	5.72%	1.19%	7.73%	23.91%

Ratios to Average Net Assets
Total expenses	1.85%	1.95%	1.91%	1.93%	1.95%

Total expenses after fees waived, reimbursed and paid indirectly	1.57%	1.95%	1.91%	1.93%	1.95%

Net investment loss	(0.69)%	(0.90)%	(0.96)%	(1.33)%	(1.06)%

Supplemental Data
Net assets, end of year (000)	$19,605	$23,689	$28,109	$32,598	$33,193

Portfolio turnover rate	100%	103%	137%	132%	175%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	47

Notes to Financial Statements

1. Organization:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. Each Fund is a series of the Trust. The following are referred to herein collectively as the “Funds” or individually, as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Advantage Large Cap Growth Fund	Advantage Large Cap Growth	Diversified
BlackRock Mid-Cap Growth Equity Portfolio	Mid-Cap Growth Equity	Diversified
BlackRock Advantage Small Cap Growth Fund	Advantage Small Cap Growth	Diversified

Effective February 15, 2017, BlackRock Small Cap Growth Equity Portfolio changed its name to BlackRock Advantage Small Cap Growth Fund. Effective June 12, 2017, BlackRock Flexible Equity Fund changed its name to BlackRock Advantage Large Cap Growth Fund. In addition, the BlackRock Advantage Large Cap Growth Fund changed its investment strategy.

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Class R Shares are available only to certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Investor B Shares are available only through exchanges and dividend and capital gain reinvestments by existing shareholders, and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional, Service, Class K and Class R Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor B Shares[2]	No	Yes	To Investor A Shares after approximately 8 years
Investor C Shares	No	Yes	None

[1]	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

[2]	Effective on or about the close of business December 27, 2017, all issued and outstanding Investor B Shares will be converted into investor A shares.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

Basis of Consolidation: The accompanying consolidated financial statements of Advantage Large Cap Growth include the account of BlackRock Advantage Large Cap Growth Fund Subsidiary, Ltd. (the “Subsidiary”), which is a wholly-owned subsidiary of Advantage Large Cap Growth and primarily invests in commodity-related instruments. The Subsidiary enables Advantage Large Cap Growth to hold these commodity-related instruments and satisfy regulated investment company tax requirements. Advantage Large Cap Growth may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. During the year ended September 30, 2017, there were no transactions in the Subsidiary. The Subsidiary is subject to the same investment policies and restrictions that apply to Advantage Large Cap Growth, except that the Subsidiary may invest without limitation in commodity-related instruments.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange

48	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Notes to Financial Statements (continued)

(“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts), that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Funds’ ordinary income and/or capital gains for that year.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”).

BLACKROCK FUNDS	SEPTEMBER 30, 2017	49

Notes to Financial Statements (continued)

Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at Net Asset Value (“NAV”) each business day.

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately-held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.
Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.
Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

50	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Notes to Financial Statements (continued)

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Funds’ policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of September 30, 2017, certain investments of the Funds were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4. Securities and Other Investments:

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks/investment companies in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	51

Notes to Financial Statements (continued)

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Mid-Cap Growth Equity
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital, Inc.	$123,590	$(123,590)	—
Credit Suisse Securities (USA) LLC	274,806	(274,806)	—
JP Morgan Securities LLC	3,053,400	(3,053,400)	—
Morgan Stanley	1,774,258	(1,774,258)	—
Total	$5,226,054	$(5,226,054)	—

Advantage Small Cap Growth
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets, Inc.	$1,456,685	$(1,456,685)	—
Credit Suisse Securities (USA) LLC	112,431	(112,431)	—
Deutsche Bank Securities, Inc.	742,145	(742,145)	—
JP Morgan Securities LLC	571,020	(571,020)	—
Morgan Stanley	547,329	(547,329)	—
Nomura Securities International, Inc.	451,906	(451,906)	—
SG Americas Securities LLC	147,802	(147,802)	—
Total	$4,029,318	$(4,029,318)	—

[1]

Cash collateral with a value of $5,360,855 and $4,197,371 has been received in connection with securities lending agreements for Mid-Cap Growth Equity and Advantage Small Cap Growth, respectively. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

52	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Notes to Financial Statements (continued)

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.
For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	Investment Advisory Fee
Average Daily Net Assets	Advantage Large Cap Growth	Advantage Small Cap Growth
First $1 Billion	0.570%	0.450%
$1 Billion - $3 Billion	0.540%	0.420%
$3 Billion - $5 Billion	0.510%	0.410%
$5 Billion - $10 Billion	0.500%	0.390%
Greater than $10 Billion	0.480%	0.380%

Investment Advisory Fee
Average Daily Net Assets	Mid-Cap Growth Equity
First $1 Billion	0.800%
$1 Billion - $2 Billion	0.700%
$2 Billion - $3 Billion	0.650%
Greater than $3 Billion	0.625%

Prior to June 12, 2017, Advantage Large Cap Growth paid the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Investment Advisory Fee
Average Daily Net Assets	Advantage Large Cap Growth
First $1 Billion	0.800%
$1 Billion - $2 Billion	0.700%
$2 Billion - $3 Billion	0.650%
Greater than $3 Billion	0.625%

Prior to December 1, 2016, Advantage Small Cap Growth paid the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Investment Advisory Fee
Average Daily Net Assets	Advantage Small Cap Growth
First $1 Billion	0.550%
$1 Billion - $2 Billion	0.500%
$2 Billion - $3 Billion	0.475%
Greater than $3 Billion	0.450%

For Advantage Large Cap Growth, the Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, Advantage Large Cap Growth pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	53

Notes to Financial Statements (continued)

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service	Investor A	Investor B	Investor C	Class R
Distribution Fee	—	—	0.75%	0.75%	0.25%
Service Fee	0.25%	0.25%	0.25%	0.25%	0.25%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended September 30, 2017, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Service	Investor A	Investor B	Investor C	Class R	Total
Advantage Large Cap Growth	$ 365	$ 844,636	$9,440	$575,266	$11,056	$1,440,763
Mid-Cap Growth Equity	$ 5,459	$1,077,411	$5,424	$578,401	$42,200	$1,708,895
Advantage Small Cap Growth	$24,211	$ 502,617	—	$221,109	—	$ 747,937

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million - $1 Billion	0.0400%
$1 Billion - $2 Billion	0.0375%
$2 Billion - $4 Billion	0.0350%
$4 Billion - $13 Billion	0.0325%
Greater than $13 Billion	0.0300%

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended September 30, 2017, the Funds paid the following to the Manager in return for these services, which are shown as administration and administration — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor B	Investor C	Class K	Class R	Total
Advantage Large Cap Growth	$ 7,571	$ 29	$67,571	$189	$11,505	—	$ 442	$ 87,307
Mid-Cap Growth Equity	$29,897	$ 437	$86,193	$108	$11,568	$340	$1,688	$130,231
Advantage Small Cap Growth	$99,411	$1,937	$40,210	—	$ 4,422	—	—	$145,980

The Manager may have, at its discretion, voluntarily waived all or any portion of its administration fees for a Fund or a share class, which are included in administration fees waived — class specific in the Statements of Operations.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended September 30, 2017, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Service	Total
Advantage Large Cap Growth	—	$ 181	—	$ 181
Mid-Cap Growth Equity	$ 889	$1,814	—	$ 2,703
Advantage Small Cap Growth	$197,734	$9,170	$535	$207,439

54	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Notes to Financial Statements (continued)

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the year ended September 30, 2017, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor B	Investor C	Class R	Total
Advantage Large Cap Growth	$1,283	$51,866	$1,704	$2,292	—	$57,145
Mid-Cap Growth Equity	$1,329	$85,177	$2,156	$2,828	$117	$91,607
Advantage Small Cap Growth	$1,289	$ 7,351	—	$1,032	—	$ 9,672

For the year ended September 30, 2017, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Service	Investor A	Investor B	Investor C	Class K	Class R	Total
Advantage Large Cap Growth	$ 68,951	$ 127	$636,260	$12,330	$110,365	—	$ 5,577	$ 833,610
Mid-Cap Growth Equity	$183,287	$ 1,837	$815,245	$12,653	$ 85,646	$156	$25,926	$1,124,750
Advantage Small Cap Growth	$822,351	$17,723	$426,605	—	$ 52,008	—	—	$1,318,687

Other Fees: For the year ended September 30, 2017, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Advantage Large Cap Growth	$ 8,341
Mid-Cap Growth Equity	$50,964
Advantage Small Cap Growth	$ 8,543

For the year ended September 30, 2017, affiliates received CDSCs as follows:

	Investor A	Investor B	Investor C
Advantage Large Cap Growth	$ 460	—	$ 316
Mid-Cap Growth Equity	$9,718	$ 5	$11,947
Advantage Small Cap Growth	$ 965	—	$ 1,449

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived by the Manager in the Statements of Operations. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps, as applicable, will be reduced by the amount of the affiliated money market fund waiver. For the year ended September 30, 2017, the amounts waived were as follows:

Advantage Large Cap Growth	$4,627
Mid-Cap Growth Equity	$9,195
Advantage Small Cap Growth	$4,583

The Manager voluntarily agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee. Effective January 27, 2017, the waiver became contractual through January 31, 2019 for Advantage Large Cap Growth and Advantage Small Cap Growth and January 31, 2018 for Mid-Cap Growth Equity. These contractual agreements may be terminated upon 90 days’ notice by a majority of the independent trustees who are not “interested persons” of a Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended September 30, 2017, there were no fees waived by the Manager.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	55

Notes to Financial Statements (continued)

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

	Advantage Large Cap Growth	Mid-Cap Growth Equity	Advantage Small Cap Growth
	Contractual[1]	Contractual[2]	Contractual[2,3]
Institutional	0.62%	1.11%	0.50%
Service	0.87%	1.58%	0.75%
Investor A	0.87%	1.39%	0.75%
Investor B	1.62%	2.16%	—
Investor C	1.62%	2.16%	1.50%
Class K	—	1.01%	—
Class R	1.12%[4]	1.65%	1.00%[5]

[1]

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to February 1, 2019, or February 1, 2028, with respect to Class R Shares unless approved by the Board, including a majority of the independent Trustees who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Trustees”) or by a vote of a majority of the outstanding voting securities of the Fund.

[2]

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to February 1, 2018 for Mid-Cap Growth Equity, and to February 1, 2019, for Advantage Small Cap Growth, unless approved by the Board, including a majority of the independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund.

[3]	Effective December 1, 2016.

[4]	On February 1 of each year, the waiver agreement will renew automatically for an additional one year so that the agreement will have a perpetual ten-year term.

[5]	There were no shares outstanding as of September 30, 2017.

Prior to June 12, 2017, the expense limitations as a percentage of average daily net assets were as follows:

	Advantage Large Cap Growth
	Contractual	Voluntary
Institutional	0.97%	0.92%
Service	1.29%	1.24%
Investor A	1.29%	1.24%
Investor B	2.06%	2.01%
Investor C	2.06%	2.01%
Class R	1.65%	1.60%

For the year ended September 30, 2017, the amounts included in fees waived by the Manager and shown as administration fees waived in the Statements of Operations were as follows:

Advantage Large Cap Growth	$279,221
Mid-Cap Growth Equity	$ 825
Advantage Small Cap Growth	$442,467

These amounts waived and/or reimbursed are included in fees waived by the Manager, and shown as administration fees waived — class specific, transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statements of Operations. For the year ended September 30, 2017, class specific expense waivers and/or reimbursements are as follows:

Administration Fees Waived	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Advantage Large Cap Growth	$7,571	$29	$67,571	$189	$11,505	$442	$87,307
Mid-Cap Growth Equity	$165	—	$36,515	$108	$87	$1,688	$38,563
Advantage Small Cap Growth	$83,488	$1,574	$33,078	—	$3,660	—	$121,800

Transfer Agent Fees Waived and/or Reimbursed	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Advantage Large Cap Growth	$ 68,507	$ 59	$470,941	$11,595	$72,361	$2,855	$ 626,318
Mid-Cap Growth Equity	$ 868	—	$ 48,888	$11,436	$ 448	$7,221	$ 68,861
Advantage Small Cap Growth	$691,024	$14,635	$347,231	—	$42,738	—	$1,095,628

56	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Notes to Financial Statements (continued)

With respect to the contractual expense limitations, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) Each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

(2) The Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

For the year ended September 30, 2017, the Manager recouped the following fund level and class specific waivers and/or reimbursements previously recorded by the Fund:

	Institutional	Investor A	Investor C	Class K	Total
Mid-Cap Growth Equity	$17,966	$96,842	$5,694	—	$120,502

On September 30, 2017, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2018	2019
Advantage Large Cap Growth
Fund Level	$ 56,474	$279,221
Institutional	$ 61,259	$ 76,078
Service	—	$ 88
Investor A	$387,264	$538,512
Investor B	$ 17,299	$ 11,784
Investor C	$ 61,456	$ 83,866
Class R	$ 1,231	$ 3,297
Mid-Cap Growth Equity
Fund Level	$ 9,225	$ 825
Institutional	$ 203	$ 1,033
Investor A	$204,830	$ 85,403
Investor B	$ 16,918	$ 11,544
Investor C	$ 148	$ 535
Class K	$ 4	—
Class R	$ 9,581	$ 8,909
Advantage Small Cap Growth
Fund Level	—	$442,467
Institutional	—	$774,512
Service	—	$ 16,209
Investor A	—	$380,309
Investor C	—	$ 46,398

The following fund level and class specific waivers and/or reimbursements previously recorded by the Funds, which were subject to recoupment by the Manager, expired on September 30, 2017:

Advantage Large Cap Growth
Institutional	$68,026
Service	$110
Investor A	$484,806
Investor B	$24,946
Investor C	$72,256
Class R	$907
Mid-Cap Growth Equity
Investor A	$47,476
Investor B	$16,940
Class R	$5,948

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities

BLACKROCK FUNDS	SEPTEMBER 30, 2017	57

Notes to Financial Statements (continued)

on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% on the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to a securities lending agreement, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, each Fund retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended September 30, 2017, each Fund paid BIM the following amounts for securities lending agent services:

Advantage Large Cap Growth	$5,760
Mid-Cap Growth Equity	$117,230
Advantage Small Cap Growth	$126,268

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Officer and Trustees in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended September 30, 2017, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Realized Gain
Advantage Large Cap Growth	$22,743,126	$56,469,434	$9,130,627
Mid-Cap Growth Equity	$1,727,258	$753,258	$166,735

7. Purchases and Sales:

For the year ended September 30, 2017, purchases and sales of investments, excluding short-term securities, were as follows:

	Advantage Large Cap Growth	Mid-Cap Growth Equity	Advantage Small Cap Growth
Purchases	$558,916,829	$570,354,620	$726,449,775
Sales	$635,448,869	$381,781,687	$863,118,710

8. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended September 30, 2017. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of September 30, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to the foreign currency transactions, a net operating loss, non-deductible expenses and timing and recognition of partnership income were reclassified to the following accounts:

58	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Notes to Financial Statements (continued)

	Mid-Cap Growth Equity	Advantage Small Cap Growth
Paid-in capital	$ (39,238)	$ (37)
Undistributed net investment income	$ 7,805,413	$(12,771)
Accumulated net realized gain	$(7,766,175)	$ 12,808

The tax character of distributions paid was as follows:

		Advantage Large Cap Growth	Mid-Cap Growth Equity	Advantage Small Cap Growth
Ordinary income	09/30/17	$ 2,199,518	—	$ 249,712
	09/30/16	$ 775,068	$ 2,394,467	$ 1,740,927
Long-term capital gains	09/30/17	—	—	—
	09/30/16	33,585,559	10,659,666	47,675,576
Total	09/30/17	$ 2,199,518	—	$ 249,712

	09/30/16	$34,360,627	$13,054,133	$49,416,503

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	Advantage Large Cap Growth	Mid-Cap Growth Equity	Advantage Small Cap Growth
Undistributed ordinary income	$ 1,738,399	$ 5,102,820	$ 1,677,916
Undistributed long-term capital gains	35,671,342	23,584,380	67,170,499
Net unrealized gains[1]	50,659,477	221,535,117	109,115,323

Total	$88,069,218	$250,222,317	$177,963,738

[1]

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales and straddles and the realization for tax purposes of unrealized gains/losses on certain futures contracts.

During the year ended September 30, 2017, the Advantage Large Cap Growth and Mid-Cap Growth Equity utilized $39,799,543 and $2,645,014 of their capital loss carryforward, respectively.

As of September 30, 2017, gross unrealized appreciation and depreciation based on cost for U.S. federal income tax purposes were as follows:

	Advantage Large Cap Growth	Mid-Cap Growth Equity	Advantage Small Cap Growth
Tax cost	$386,703,434	$687,720,522	$657,716,027

Gross unrealized appreciation	$ 53,794,508	$228,437,712	$136,497,063
Gross unrealized depreciation	(3,027,781)	(6,902,614)	(27,381,740)

Net unrealized appreciation	$ 50,766,727	$221,535,098	$109,115,323

9. Bank Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended September 30, 2017, the Funds did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) general economy; (ii) overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	59

Notes to Financial Statements (continued)

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: As of period end, the Advantage Large Cap Growth Fund and Mid-Cap Growth Equity Portfolio invested a significant portion of their assets in securities in the information technology sector and the Advantage Small Cap Growth Fund invested a significant portion of its assets in securities in the healthcare sector. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

60	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Notes to Financial Statements (continued)

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2017		Year Ended September 30, 2016
Advantage Large Cap Growth	Shares	Amount	Shares	Amount
Institutional
Shares sold	879,740	$12,174,565	363,198	$4,355,202
Shares issued in reinvestment of distributions	23,677	306,376	218,409	2,642,744
Shares redeemed	(1,533,404)	(21,155,968)	(931,971)	(11,253,541)

Net decrease	(629,987)	$(8,675,027)	(350,364)	$(4,255,595)

Service
Shares sold	2,950	$41,437	7,721	$87,460
Shares issued in reinvestment of distributions	54	692	644	7,680
Shares redeemed	(187)	(2,610)	(7,621)	(88,886)

Net increase	2,817	$39,519	744	$6,254

Investor A
Shares sold and automatic conversion of shares	1,726,124	$23,370,203	1,046,271	$12,085,182
Shares issued in reinvestment of distributions	145,063	1,805,996	2,139,314	24,901,629
Shares redeemed	(5,108,249)	(67,429,754)	(6,525,739)	(74,538,564)

Net decrease	(3,237,062)	$(42,253,555)	(3,340,154)	$(37,551,753)

Investor B
Shares sold	410	$4,215	—	—
Shares issued in reinvestment of distributions	—	—	23,611	$241,073
Shares redeemed and automatic conversion of shares	(137,985)	(1,574,190)	(204,109)	(2,060,960)

Net decrease	(137,575)	$(1,569,975)	(180,498)	$(1,819,887)

Investor C
Shares sold	129,448	$1,490,335	211,970	$2,101,407
Shares issued in reinvestment of distributions	—	—	543,869	5,482,229
Shares redeemed	(2,637,751)	(30,475,004)	(1,696,075)	(17,068,336)

Net decrease	(2,508,303)	$(28,984,669)	(940,236)	$(9,484,700)

Class R
Shares sold	25,842	$341,088	83,244	$991,545
Shares issued in reinvestment of distributions	447	5,742	8,633	103,685
Shares redeemed	(24,845)	(347,803)	(33,183)	(381,845)

Net increase (decrease)	1,444	$(973)	58,694	$713,385

Total Net Decrease	(6,508,666)	$(81,444,680)	(4,751,814)	$(52,392,596)

BLACKROCK FUNDS	SEPTEMBER 30, 2017	61

Notes to Financial Statements (continued)

	Year Ended September 30, 2017		Year Ended September 30, 2016
Mid-Cap Growth Equity	Shares	Amount	Shares	Amount
Institutional
Shares sold	10,090,890	$205,503,064	5,361,455	$86,530,654
Shares issued in reinvestment of distributions	—	—	106,544	1,804,863
Shares redeemed	(3,061,239)	(58,532,288)	(5,039,028)	(82,328,342)

Net increase	7,029,651	$146,970,776	428,971	$6,007,175

Service
Shares sold	634,738	$12,472,284	169,694	$2,431,554
Shares issued in reinvestment of distributions	—	—	2,427	37,645
Shares redeemed	(86,652)	(1,551,642)	(182,311)	(2,530,011)

Net increase (decrease)	548,086	$10,920,642	(10,190)	$(60,812)

Investor A
Shares sold and automatic conversion of shares	7,474,183	$132,324,408	6,897,144	$98,685,249
Shares issued in reinvestment of distributions	—	—	613,791	9,127,073
Shares redeemed	(5,432,950)	(91,785,885)	(6,635,624)	(95,353,822)

Net increase	2,041,233	$40,538,523	875,311	$12,458,500

Investor B
Shares sold	243	$3,027	5,631	$63,664
Shares issued in reinvestment of distributions	—	—	3,865	51,523
Shares redeemed and automatic conversion of shares	(83,580)	(1,114,569)	(92,380)	(1,086,032)

Net decrease	(83,337)	$(1,111,542)	(82,884)	$(970,845)

Investor C
Shares sold	1,947,491	$27,384,557	1,636,167	$19,198,232
Shares issued in reinvestment of distributions	—	—	119,139	1,428,474
Shares redeemed	(1,407,758)	(19,168,770)	(1,381,928)	(15,791,618)

Net increase	539,733	$8,215,787	373,378	$4,835,088

			Period March 28, 2016[1] to September 30, 2016
			Shares	Amount
Class K
Shares sold	184,225	$3,724,728	12,845	$200,000
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	(11,722)	(249,069)	—	—

Net increase	172,503	$3,475,659	12,845	$200,000

[1] Commencement of operations.

			Year Ended September 30, 2016
			Shares	Amount
Class R
Shares sold	272,304	$4,767,741	249,162	$3,569,952
Shares issued in reinvestment of distributions	—	—	13,115	193,183
Shares redeemed	(231,492)	(3,974,710)	(293,428)	(4,194,403)

Net increase (decrease)	40,812	$793,031	(31,151)	$(431,268)

Total Net Increase	10,288,681	$209,802,876	1,566,280	$22,037,838

62	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Notes to Financial Statements (concluded)

	Year Ended September 30, 2017		Year Ended September 30, 2016
Advantage Small Cap Growth	Shares	Amount	Shares	Amount
Institutional
Shares sold	6,952,099	$134,761,996	5,879,054	$97,291,572
Shares issued in reinvestment of distributions	12,627	240,545	1,649,489	27,645,435
Shares redeemed	(9,300,975)	(178,683,393)	(8,463,880)	(141,186,636)

Net decrease	(2,336,249)	$(43,680,852)	(935,337)	$(16,249,629)

Service
Shares sold	116,437	$1,951,684	202,350	$2,992,584
Shares issued in reinvestment of distributions	—	—	82,697	1,202,410
Shares redeemed	(375,484)	(6,084,161)	(768,727)	(10,948,215)

Net decrease	(259,047)	$(4,132,477)	(483,680)	$(6,753,221)

Investor A
Shares sold and automatic conversion of shares	4,237,862	$66,022,775	3,693,104	$48,774,247
Shares issued in reinvestment of distributions	—	—	1,250,710	16,709,474
Shares redeemed	(10,057,246)	(150,425,776)	(5,189,647)	(68,997,597)

Net decrease	(5,819,384)	$(84,403,001)	(245,833)	$(3,513,876)

Investor C
Shares sold	257,946	$2,465,483	314,577	$2,648,740
Shares issued in reinvestment of distributions	—	—	321,853	2,693,898
Shares redeemed	(1,053,826)	(10,108,683)	(967,408)	(8,246,388)

Net decrease	(795,880)	$(7,643,200)	(330,978)	$(2,903,750)

Total Net Decrease	(9,210,560)	$(139,859,530)	(1,995,828)	$(29,420,476)

At September 30, 2017, 12,845 Class K Shares of Mid-Cap Growth Equity were owned by BlackRock HoldCo 2, Inc., an affiliate of the Fund.

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	63

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock FundsSM and Shareholders of BlackRock Advantage Large Cap Growth Fund (formerly known as BlackRock Flexible Equity Fund), BlackRock Mid-Cap Growth Equity Portfolio, and BlackRock Advantage Small Cap Growth Fund (formerly known as BlackRock Small Cap Growth Equity Portfolio):

We have audited the accompanying statements of assets and liabilities of BlackRock Mid-Cap Growth Equity Portfolio and BlackRock Advantage Small Cap Growth Fund (formerly known as BlackRock Small Cap Growth Equity Portfolio), each a portfolio comprising the BlackRock FundsSM (the “Funds”), including the schedules of investments, as of September 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. We have also audited the accompanying consolidated statement of assets and liabilities of BlackRock Advantage Large Cap Growth Fund (formerly known as BlackRock Flexible Equity Fund), a portfolio comprising the BlackRock FundsSM (collectively with the Funds mentioned above, the “Funds”), including the consolidated schedule of investments, as of September 30, 2017, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock Mid-Cap Growth Equity Portfolio, BlackRock Advantage Small Cap Growth Fund and BlackRock Advantage Large Cap Growth Fund, as of September 30, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

November 22, 2017

64	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Important Tax Information (Unaudited)

During the fiscal year ended September 30, 2017, the following information is provided with respect to the ordinary income distributions paid by the

Funds:

	Advantage Large Cap Growth	Advantage Small Cap Growth
Qualified Dividend Income for Individuals[1]	100.00%	100.00%

Dividends Qualifying for the Dividends Received Deduction for Corporations[1]	100.00%	100.00%

[1]	The Funds hereby designate the percentage indicated above or the maximum allowable by law.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	65

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds (the “Trust”) met in person on April 20, 2017 (the “April Meeting”) and May 24-25, 2017 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Agreement”) between the Trust, on behalf of BlackRock Advantage Large Cap Growth Fund (“Advantage Large Cap Growth Fund”), BlackRock Advantage Small Cap Growth Fund (“Advantage Small Cap Growth Fund”) and BlackRock Mid-Cap Growth Equity Portfolio (“Mid-Cap Growth Equity Portfolio,” and together with Advantage Large Cap Growth Fund and Advantage Small Cap Growth Fund, the “Funds”), each a series of the Trust, and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Trust’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of thirteen individuals, eleven of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Funds by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; administrative and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Funds and their shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Trust’s adherence to its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Funds; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on the fees and expenses of each Fund as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Broadridge1 and, with respect to Advantage Large Cap Growth Fund and Mid-Cap Growth Equity Portfolio, the applicable Morningstar Classification; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates

1	Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

66	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Disclosure of Investment Advisory Agreement (continued)

(c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs, closed-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; and (g) sales and redemption data regarding each Fund’s shares.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Trust with respect to each Fund for a one-year term ending June 30, 2018. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of the portfolio holdings of each Fund, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) preparing periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock

The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with

BLACKROCK FUNDS	SEPTEMBER 30, 2017	67

Disclosure of Investment Advisory Agreement (continued)

its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Broadridge category and, with respect to Advantage Large Cap Growth Fund and Mid-Cap Growth Equity Portfolio, the applicable Morningstar Classification. The Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. The Board was provided with information on the composition of the Broadridge performance universes and expense universes. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, Advantage Small Cap Growth Fund ranked in the first, third and third quartiles, respectively, against its Broadridge Performance Universe. The Board and BlackRock reviewed the Fund’s underperformance during the three- and five-year periods.

The Board noted that for the one-, three- and five-year periods reported, Mid-Cap Growth Equity Portfolio ranked in the third, second and first quartiles, respectively, against its Morningstar Performance Universe. BlackRock believes that the Morningstar Performance Universe is an appropriate performance metric for the Fund. The Board and BlackRock reviewed the Fund’s underperformance during the one-year period.

The Board noted that for the one-, three- and five-year periods reported, Advantage Large Cap Growth Fund ranked in the third, fourth and fourth quartiles, respectively, against its Morningstar Performance Universe. BlackRock believes that the Morningstar Performance Universe is an appropriate performance metric for the Fund. The Board and BlackRock reviewed the Fund’s underperformance during these periods. The Board was informed that, among other things, portfolio construction and asset allocation decisions largely account for the Fund’s underperformance during the three- and five-year periods.

The Board and BlackRock discussed BlackRock’s strategy for improving Advantage Large Cap Growth Fund’s investment performance. Discussions covered topics such as: investment risks undertaken by the Fund; performance attribution; the Fund’s investment personnel; and the resources appropriate to support the Fund’s investment processes. The Board also noted that effective June 12, 2017, the Fund had undergone changes in its investment objective, investment strategy and portfolio management team, and in connection with such changes, the Fund changed its name from BlackRock Flexible Equity Fund to BlackRock Advantage Large Cap Growth Fund.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds

The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2016 compared to available aggregate profitability data provided for the prior two years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

68	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Disclosure of Investment Advisory Agreement (continued)

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Funds, to each respective Fund. The Board may receive and review information from independent third parties as part of its annual evaluation. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Funds in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that Advantage Small Cap Growth Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that BlackRock proposed, and the Board agreed to, a contractual adjustment to reduce specified levels within the breakpoint schedule. This adjustment was implemented on December 1, 2016. Additionally, the Board noted that BlackRock proposed, and the Board agreed to, a contractual expense cap on a class-by-class basis. This contractual expense cap was implemented on December 1, 2016.

The Board noted that Advantage Large Cap Growth Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the third quartile, relative to the Fund’s Expense Peers. The Board noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. In addition, the Board noted that, in connection with the changes to the Fund’s investment strategy, BlackRock proposed, and the Board agreed to, a lower contractual expense cap on a class-by-class basis. The contractual expense cap reduction was implemented on June 12, 2017. Also in connection with the changes to the Fund’s investment strategy, the Board noted that BlackRock proposed, and the Board agreed to, a contractual adjustment to reduce specified levels within the breakpoint schedule. This adjustment was implemented on June 12, 2017. The Board also noted that based on a pro-forma Broadridge expense group chosen for the new investment strategy of the Fund, and under the new contractual breakpoint schedule and new contractual expense cap, the Fund’s contractual management fee rate is expected to rank in the first quartile, and the estimated actual management fee rate and estimated total expense ratio are each expected to rank in the first quartile.

The Board noted that Mid-Cap Growth Equity Portfolio’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the third and fourth quartiles, respectively, relative to the Fund’s Expense Peers. The Board noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Funds benefit from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the

BLACKROCK FUNDS	SEPTEMBER 30, 2017	69

Disclosure of Investment Advisory Agreement (concluded)

engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Trust with respect to each Fund for a one-year term ending June 30, 2018. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

70	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Trustees and Officers Information

Name, Address[1], and Year of Birth	Position(s) Held with Trust	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Trustees[2]
Rodney D. Johnson 1941	Chair of the Board and Trustee	Since 2007	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011; Director, The Mainstay (non-profit) since 2016.	26 RICs consisting of 144 Portfolios	None
Susan J. Carter 1956	Trustee	Since 2016	Director, Pacific Pension Institute since 2014; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest since 2015; Advisory Board Member, Bridges Ventures since 2016; Trustee, Financial Accounting Foundation since 2017.	26 RICs consisting of 144 Portfolios	None
Collette Chilton 1958	Trustee	Since 2015	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	26 RICs consisting of 144 Portfolios	None
Neil A. Cotty 1954	Trustee	Since 2016	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	26 RICs consisting of 144 Portfolios	None
Cynthia A. Montgomery 1952	Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012.	26 RICs consisting of 144 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee	Since 2007	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	26 RICs consisting of 144 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Robert C. Robb, Jr. 1945	Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981 and Principal since 2010.	26 RICs consisting of 144 Portfolios	None
Mark Stalnecker 1951	Trustee	Since 2015	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee, Winterthur Museum and Country Estate from 2001 to 2015; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System since 2009; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director, SEI Private Trust Co. from 2001 to 2014.	26 RICs consisting of 144 Portfolios	None

BLACKROCK FUNDS	SEPTEMBER 30, 2017	71

Trustees and Officers Information (continued)

Name, Address[1], and Year of Birth	Position(s) Held with Trust	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Trustees[2] (concluded)
Kenneth L. Urish 1951	Trustee	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	26 RICs consisting of 144 Portfolios	None
Claire A. Walton 1957	Trustee	Since 2016	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group since 2009; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	26 RICs consisting of 144 Portfolios	None
Frederick W. Winter 1945	Trustee	Since 2007	Director, Alkon Corporation since 1992; Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh, Dean and Professor from 1997 to 2005, Professor until 2013.	26 RICs consisting of 144 Portfolios	None
Interested Trustees[4]
Barbara G. Novick 1960	Trustee	Since 2015	Vice Chairman of BlackRock, Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	100 RICs consisting of 218 Portfolios	None
John M. Perlowski 1964	Trustee, President, and Chief Executive Officer	Since 2015	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	127 RICs consisting of 316 Portfolios	None

[1]    The address of each Trustee and Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determined to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

[3]    Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, those Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Rodney D. Johnson, 1995; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

[4]    Ms. Novick and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Ms. Novick and Mr. Perlowski are also board members of certain complexes of BlackRock registered open-end and closed-end funds. Ms. Novick is a board member of the BlackRock Closed-End Complex and Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Closed-End Complex.

72	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Trustees and Officers Information (concluded)

Name, Address[1], and Year of Birth	Position(s) Held with Trust	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers Who Are Not Trustees[2]
Thomas Callahan 1968	Vice President	Since 2016	Managing Director of BlackRock, Inc. since 2013; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President	Since 2014	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055. [2] Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Investment Adviser and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019

BLACKROCK FUNDS	SEPTEMBER 30, 2017	73

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

74	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	75

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by such Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Eq-Midcap-9/17-AR

SEPTEMBER 30, 2017

ANNUAL REPORT	BLACKROCK®

BlackRock FundsSM

▶   BlackRock Advantage International Fund

▶   BlackRock Health Sciences Opportunities Portfolio

▶   BlackRock High Equity Income Fund

▶   BlackRock International Dividend Fund

▶   BlackRock Science & Technology Opportunities Portfolio

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended September 30, 2017, risk assets, such as stocks and high-yield bonds, continued to deliver strong performance. These markets showed great resilience during a period with big surprises, including the aftermath of the U.K.’s vote to leave the European Union and the outcome of the U.S. presidential election, which brought only brief spikes in equity market volatility. These expressions of isolationism and discontent were countered by the closely watched and less surprising elections in France, the Netherlands, and Australia.

Interest rates rose, which worked against high-quality assets with more interest rate sensitivity. As a result, longer-term U.S. Treasuries posted negative returns, as rising energy prices, modest wage increases, and steady job growth led to expectations of higher inflation and anticipation of interest rate increases by the U.S. Federal Reserve (the “Fed”).

Market prices began to reflect reflationary expectations toward the end of 2016, as investors sensed that a global recovery was afoot. And those expectations have been largely realized in 2017, as many countries throughout the world experienced sustained and synchronized growth for the first time since the financial crisis. Growth rates and inflation are still relatively low, but they are finally rising together.

The Fed responded to these positive developments by increasing interest rates three times and setting expectations for additional interest rate increases. The Fed also announced its plan to begin reducing the vast balance sheet reserves that had accumulated in the wake of the financial crisis. The Fed will reduce its $4.5 trillion balance sheet by only $10 billion in October with further reductions expected in subsequent months.

By contrast, the European Central Bank and the Bank of Japan both continued to expand their balance sheets despite nascent signs of sustained economic growth. The Eurozone and Japan are both approaching the limits of central banks’ ownership share of debt issued by their respective governments, which means central bank bond purchasing plans may need to be reduced in 2018.

Emerging market growth also stabilized, as accelerating growth in China, the second largest economy in the world and the most influential of all developing economies, improved the outlook for corporate profits and economic growth across most developing nations. Chinese demand for commodities and other raw materials allayed concerns about the country’s banking system, leading to rising equity prices and foreign investment flows.

In recent months, financial markets have appeared less dependent on significant U.S. tax reform and infrastructure spending. Rising consumer confidence and improving business sentiment have generated momentum for the U.S. economy, even without the potential effects of major legislative changes. Escalating tensions with North Korea and our nation’s divided politics remain significant concerns; however, benign credit conditions, modest inflation, solid corporate earnings, and the positive outlook for growth in the world’s largest economies have kept markets relatively tranquil.

High valuations across most assets have laid the groundwork for muted returns going forward. At current valuation levels, potential equity gains will likely be closely tied to the pace of earnings growth, which has remained solid thus far in 2017, particularly in emerging markets.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	7.71%	18.61%
U.S. small cap equities (Russell 2000® Index)	8.27	20.74
International equities (MSCI Europe, Australasia, Far East Index)	11.86	19.10
Emerging market equities (MSCI Emerging Markets Index)	14.66	22.46
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.47	0.66
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	1.57	(4.61)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.31	0.07
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.82	0.84
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	4.19	8.87

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE NOT PART OF YOUR FUND REPORT

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

TO ENROLL IN ELECTRONIC DELIVERY:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select "Access Your Account"

3. Next, select "eDelivery" in the "Related Resources" box and follow the sign-up instructions

BLACKROCK FUNDS	SEPTEMBER 30, 2017	3

Fund Summary as of September 30, 2017	BlackRock Advantage International Fund

Investment Objective

BlackRock Advantage International Fund’s (the “Fund”) investment objective is to provide long-term capital appreciation.

On March 23, 2017, the Fund’s Board approved a proposal to change the name of BlackRock Global Opportunities Portfolio to BlackRock Advantage International Fund. The Board also approved certain changes to the Fund’s investment strategies. In addition, the Fund’s Manager determined to change the benchmark indices against which the Fund compares its performance. These changes were effective on June 12, 2017.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended September 30, 2017, the Fund underperformed its benchmark, the MSCI EAFE Index. For the same period, the Fund underperformed its former benchmark, the MSCI All Country World Index (“ACWI”).

What factors influenced performance?

•

Prior to the change in the Fund’s investment strategy on June 12, 2017, stock selection within the internet & direct marketing retail sub-industry group of the consumer discretionary sector was the largest detractor from performance. In particular, the Fund’s position in privately held Indian online shopping website operator Jasper Infotech was revalued lower during the period due to increased competition. Stock selection in the aerospace & defense sub-industry of the industrials sector also weighed on performance, with the Fund’s position in jet manufacturer Embraer SA the biggest laggard after announcing weaker-than-expected aircraft demand and poor earnings results. Following the change in the Fund’s investment strategies, the Fund’s sentiment-based positions were a substantial detractor from performance, as market strength persisted in spite of revisions to world economic forecasts. Strategies based on fundamental profitability and balance sheet quality were also negative contributors to performance as investors preferred higher-risk businesses.

•	Stock selection among banks within the financial sector was the largest contributor to performance prior to the change in the Fund’s investment strategy, with India’s Federal Bank Ltd. being a noteworthy individual holding in the industry. Stock selection in the software subindustry of the information technology (“IT”) sector was the next largest contributor, led by a position in Chinese e-commerce giant Alibaba Group Holding Ltd., which benefited from financial results that were better than expected. Subsequent to the change in investment strategy, the strongest contributors to the Fund’s performance reflected strategies that focused on momentum and volatility metrics. Holdings in consumer-based industries and cyclical growth stocks in the materials sector benefited from consumer strength. Stock-specific events among holdings in the utilities and IT sectors also added to performance.

Describe recent portfolio activity.

•

Effective June 12, 2017, the Fund changed its name to BlackRock Advantage International Fund. The Fund’s portfolio was adjusted to reflect its new strategy, which incorporates a research-driven, systematic approach to identifying differentiated performance opportunities across markets as implemented by BlackRock’s Systematic Active Equity team.

Describe portfolio positioning at period end.

•

The Fund is currently underweight the European markets with most notable underweights to UK, France and Switzerland driven by policy uncertainty. Sector positioning reflects our bias for cyclical exposure expressed predominantly with an overweight to the information technology and consumer discretionary sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Net Assets
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.91%	3%
Roche Holding AG	2
SAP SE	2
British American Tobacco PLC	1
HSBC Holdings PLC	1
ING Groep NV	1
Sumitomo Mitsui Financial Group, Inc.	1
Uber Technologies, Inc., Series D (Acquired 6/06/14, cost $1,176,386)	1
Deutsche Telekom AG, Registered Shares	1
Nestle SA, Registered Shares	1

Geographic Allocation	Percent of Net Assets
Japan	23%
United Kingdom	14
Germany	10
France	8
Australia	8
Switzerland	7
Netherlands	6
United States	4
Sweden	4
Hong Kong	3
Spain	2
Finland	2
Italy	2
Other[1]	6
Other Assets Less Liabilities	1

[1]	Includes holdings within countries that are 1% or less of net assets. Please refer to the Schedule of Investments for such countries.

4	BLACKROCK FUNDS	SEPTEMBER 30, 2017

BlackRock Advantage International Fund

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in non-U.S. equity securities and equity-like instruments of companies that are components of, or have characteristics similar to, the companies included in the MSCI EAFE Index and derivatives that are tied economically to securities of the MSCI EAFE Index. The Fund’s total returns prior to June 12, 2017, are the returns of the Fund when it followed different investment strategies under the name BlackRock Global Opportunities Portfolio.

[3]	A free-float adjusted, market capitalization index designed to measure equity performance of developed markets, excluding the United States and Canada.

[4]

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI Index consists of 47 country indexes comprising 23 developed and 24 emerging market country indexes.

Performance Summary for the Period Ended September 30, 2017
		Average Annual Total Returns[2,5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	11.13%	17.99%	N/A	9.89%	N/A	3.74%	N/A
Investor A	10.96	17.71	11.53%	9.59	8.42%	3.44	2.88%
Investor C	10.53	16.70	15.70	8.70	8.70	2.61	2.61
Class R	10.79	17.26	N/A	9.16	N/A	3.07	N/A
MSCI EAFE	11.86	19.10	N/A	8.38	N/A	1.34	N/A
MSCI ACWI	9.68	18.65	N/A	10.20	N/A	3.88	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual			Hypothetical[7]
	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During the Period[6]	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During the Period[6]	Annualized Expense Ratio
Institutional	$1,000.00	$1,111.30	$3.96	$1,000.00	$1,021.32	$3.79	0.75%
Investor A	$1,000.00	$1,109.60	$5.60	$1,000.00	$1,019.76	$5.36	1.06%
Investor C	$1,000.00	$1,105.30	$9.98	$1,000.00	$1,015.58	$9.56	1.89%
Class R	$1,000.00	$1,107.90	$7.28	$1,000.00	$1,018.17	$6.97	1.38%

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	5

Fund Summary as of September 30, 2017	BlackRock Health Sciences Opportunities Portfolio

Investment Objective

BlackRock Health Sciences Opportunities Portfolio’s (the “Fund”) investment objective is to provide long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended September 30, 2017, the Fund’s Institutional, Service, Investor A and Class K Shares outperformed its benchmark, the Russell 3000® Health Care Index, while Investor B, Investor C and Class R Shares underperformed the benchmark.

What factors influenced performance?

•

Three out of four health care sub-sectors contributed to the Fund’s relative performance during the annual period. The largest contribution came from the health care providers & services sub-sector, where returns were bolstered by an overweight allocation to the managed care industry. Stock selection in the health care services industry, led by an overweight in the home health operator Amedisys, Inc. and an underweight in Express Scripts Holding Co., further benefited relative performance.

•

The Fund also outperformed in the biotechnology sub-sector, highlighted by a position in Vertex Pharmaceuticals, Inc. The company reported strong financial results and positive clinical developments for its cystic fibrosis franchise. A number of other positions, including AveXis, Inc., Alnylam Pharmaceuticals, Inc. and an underweight in Gilead Sciences, Inc., also aided returns.

•

In the medical devices & supplies sub-sector, several health care equipment holdings — including Baxter International, Inc. and Intuitive Surgical, Inc. — reported solid financial results and contributed to relative performance. In addition, shares of C.R. Bard rallied after the company received an acquisition bid.

•	The pharmaceuticals sub-sector was the sole detractor from results. The Fund was hampered by its underweight allocations to large index components such as Johnson & Johnson, Pfizer, Inc. and Bristol-Myers Squibb Co. Positions in the specialty pharmaceutical stocks Teva Pharmaceuticals Industries Ltd. and Mylan NV also pressured returns.

Describe recent portfolio activity.

•

The Fund increased its weightings in the health care providers & services and biotechnology industries, while it reduced its positions in medical devices & supplies and pharmaceuticals. As always, these allocation shifts were the result of the Fund’s bottom-up investment process and focus on individual company fundamentals.

Describe portfolio positioning at period end.

•

The investment adviser continued to employ a bottom-up approach in an effort to construct a diversified portfolio. Innovation and value-based health care were two broad themes represented in the portfolio. The investment adviser saw innovation in medical technology as a growth driver for the sector, as companies continued to develop new therapies or products that either addressed unmet medical needs or improved current treatments. This theme encompassed the biotechnology, pharmaceuticals and medical devices & supplies sub-sectors. The value-based health care theme formed the basis for an overweight in the health care providers & services sub-sector. This positioning was largely the result of a sizeable overweight in the managed care industry, particularly in companies the investment adviser believed were well positioned to leverage their scale and analytical capabilities to reduce health care costs.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Net Assets

UnitedHealth Group, Inc.	8%
Medtronic PLC	4
Celgene Corp.	3
Amgen, Inc.	3
Boston Scientific Corp.	3
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.91%	3
Stryker Corp.	3
Humana, Inc.	3
Abbott Laboratories	3
Cigna Corp.	3

Industry Allocation	Percent of Net Assets

Health Care Providers & Services	26%
Biotechnology	26
Health Care Equipment & Supplies	23
Pharmaceuticals	20
Life Sciences Tools & Services	3
Other Mutual Funds	3
Diversified Consumer Services[1]	—
Liabilities in Excess of Other Assets	(1)

[1]	Less than 1%.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

6	BLACKROCK FUNDS	SEPTEMBER 30, 2017

BlackRock Health Sciences Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]	Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities, primarily common stock, of companies in health sciences and related industries.

[3]

An unmanaged index that features companies involved in medical services or healthcare in the Russell 3000® Index, which includes the largest 3,000 U.S. companies as determined by total market capitalization.

Performance Summary for the Period Ended September 30, 2017
		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	11.46%	16.53%	N/A	19.32%	N/A	13.47%	N/A
Service	11.32	16.20	N/A	18.99	N/A	13.13	N/A
Investor A	11.32	16.20	10.10%	18.99	17.71%	13.13	12.52%
Investor B	10.74	15.07	10.57	18.01	17.80	12.42	12.42
Investor C	10.92	15.37	14.37	18.13	18.13	12.32	12.32
Class K	11.55	16.67	N/A	19.44	N/A	13.58	N/A
Class R	11.13	15.85	N/A	18.62	N/A	12.70	N/A
Russell 3000® Health Care Index	11.29	16.08	N/A	17.46	N/A	11.40	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,114.60	$ 4.71	$1,000.00	$1,020.61	$ 4.50	0.89%
Service	$1,000.00	$1,113.20	$ 6.23	$1,000.00	$1,019.17	$ 5.95	1.18%
Investor A	$1,000.00	$1,113.20	$ 6.17	$1,000.00	$1,019.23	$ 5.89	1.16%
Investor B	$1,000.00	$1,107.40	$11.91	$1,000.00	$1,013.76	$11.38	2.26%
Investor C	$1,000.00	$1,109.20	$ 9.99	$1,000.00	$1,015.59	$ 9.55	1.89%
Class K	$1,000.00	$1,115.50	$ 4.13	$1,000.00	$1,021.16	$ 3.95	0.78%
Class R	$1,000.00	$1,111.30	$ 7.84	$1,000.00	$1,017.64	$ 7.49	1.48%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	7

Fund Summary as of September 30, 2017	BlackRock High Equity Income Fund

Investment Objective

BlackRock High Equity Income Fund (the “Fund”) investment objective is to seek high current income with consideration for capital appreciation.

On March 23, 2017, the Fund’s Board approved a proposal to change the name of BlackRock U.S. Opportunities Portfolio to BlackRock High Equity Income Fund. The Board also approved certain changes to the Fund’s investment objective and investment strategies. In addition, the Fund’s Manager determined to change the benchmark indices against which the Fund compares its performance. These changes were effective on June 12, 2017.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended September 30, 2017, the Fund’s Institutional Shares outperformed the Fund’s new benchmark, the Russell 1000® Value Index, while Service Shares performed in line and Investor A, Investor B and Investor C Shares underperformed the new benchmark. For the same period, the Fund’s Institutional Shares outperformed the Fund’s former benchmark, the Russell Midcap® Index, while the Fund’s Service, Investor A, Investor B and Investor C Shares underperformed the former benchmark.

What factors influenced performance?

•

The Fund’s stock selection in the electronic components sub-industry group of the information technology (“IT”) sector was the most significant positive contributor to performance before the change in the Fund’s strategy. Within the group, organic LED specialist Universal Display Corp. led performance as its results have benefited from increased adoption of its display technology in smartphones and other popular electronic devices. Stock selection within the packaged food & meats sub-industry of the consumer staples sector also contributed positively, highlighted by a position in food distributor AdvancePierre Foods, Inc., which was acquired at a significant premium by competitor Tyson Foods. Following the change in the Fund’s strategy, stock selection in the biotechnology and pharmaceuticals industries within health care was the primary positive influence on performance. Stock selection in utilities and industrials also added to returns.

•

Prior to the change in the Fund’s strategy, positioning in the industrial machinery sub-industry of the industrials sector was the primary detractor from performance, as the Fund was underweight key benchmark components Ingersoll-Rand PLC and Parker Hannifin Corp., both of which performed positively. Stock selection within the apparel, accessories & luxury goods sub-industry of the consumer discretionary sector was the next largest detractor, with consumer-brand marketer Sequential Brands Group, Inc. the biggest laggard. Following the change in strategy, stock selection in the IT sector detracted the most from performance, especially in the internet software & services and semiconductors & semiconductor equipment sub-industries. Stock selection decisions in the financials and consumer discretionary sectors also had a negative impact on relative return.

Describe recent portfolio activity.

•

Effective June 12, 2017, the Fund changed its name to BlackRock High Equity Income Fund. In conjunction with the name change, the Fund changed its investment strategy, which had focused on growth-oriented companies, and began to implement a focus on high-quality companies with histories of paying and growing their dividends. The Fund also began to use an option and equity-linked note strategy in seeking to deliver higher levels of current income.

Describe portfolio positioning at period end.

•

The Fund ended the period anticipating that attractively priced dividend growth stocks with sound balance sheets were well-positioned for the market environment. The Fund’s portfolio was consistent with its belief that moderate return expectations are prudent due to elevated U.S. equity market valuations, but that the fundamentals of the U.S. economy remain firm due to supportive economic data, stronger corporate earnings and investor optimism.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Net Assets
Wells Fargo & Co.	4%
JPMorgan Chase & Co.	3
Pfizer, Inc.	3
Royal Dutch Shell PLC, Class A — ADR	3
FirstEnergy Corp.	3
Public Service Enterprise Group, Inc.	2
Merck & Co., Inc.	2
Taiwan Semiconductor Manufacturing Co. Ltd	2
DowDuPont, Inc.	2
Occidental Petroleum Corp.	2

Sector Allocation	Percent of Net Assets
Financials	25%
Energy	14
Health Care	14
Information Technology	12
Utilities	8
Consumer Staples	6
Industrials	6
Telecommunication Services	5
Consumer Discretionary	3
Materials	3
Real Estate	3
Short-Term Securities[1]	—
Other Assets Less Liabilities	1

[1]	Less than 1%.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

8	BLACKROCK FUNDS	SEPTEMBER 30, 2017

BlackRock High Equity Income Fund

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

Under normal circumstances, the Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity securities and equity-related instruments, including equity-linked notes. The Fund may invest in securities of companies with any market capitalization, but will generally focus on large cap securities. The Fund’s total returns prior to June 12, 2017, are the returns of the Fund when it followed different investment strategies under the name BlackRock U.S. Opportunities Portfolio.

[3]	The Russell 1000® Value Index measures the performance of the large capitalization value sector of the U.S. equity market.

[4]

A market index that measures the performance of the mid-cap segment of the U.S. equities universe. It is a subset of the Russell 1000® Index including approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® companies. The Fund is replacing the Russell Midcap® Index as a performance benchmark against which the Funds measures its performance with the Russell 1000® Value Index.

Performance Summary for the Period Ended September 30, 2017
		Average Annual Total Returns[2,5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	7.16%	15.40%	N/A	14.10%	N/A	8.05%	N/A
Service	7.05	15.09	N/A	13.66	N/A	7.60	N/A
Investor A	7.04	15.06	9.02%	13.66	12.44%	7.58	7.00%
Investor B	6.67	14.26	11.68	12.79	12.66	6.91	6.91
Investor C	6.61	14.23	13.66	12.81	12.81	6.78	6.78
Russell Midcap® Index	6.27	15.32	N/A	14.26	N/A	8.08	N/A
Russell 1000® Value Index	4.50	15.12	N/A	13.20	N/A	5.92	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge. Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual			Hypothetical[7]
	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During the Period[6]	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During the Period[6]	Annualized Expense Ratio
Institutional	$1,000.00	$1,072.80	$ 4.81	$1,000.00	$1,020.43	$ 4.69	0.93%
Service	$1,000.00	$1,071.40	$ 6.16	$1,000.00	$1,019.12	$ 6.01	1.19%
Investor A	$1,000.00	$1,071.70	$ 6.16	$1,000.00	$1,019.12	$ 6.00	1.19%
Investor B	$1,000.00	$1,067.40	$10.28	$1,000.00	$1,015.13	$10.02	1.98%
Investor C	$1,000.00	$1,067.40	$10.03	$1,000.00	$1,015.36	$ 9.78	1.94%

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	9

Fund Summary as of September 30, 2017	BlackRock International Dividend Fund

Investment Objective

BlackRock International Dividend Fund’s (the “Fund”) investment objective is to seek long-term total return and current income.

On March 23, 2017, the Fund’s Board approved a proposal to change the name of BlackRock International Opportunities Portfolio to BlackRock International Dividend Fund. The Board also approved certain changes to the Fund’s investment objective and investment strategies. These changes were effective on June 12, 2017.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended September 30, 2017, the Fund underperformed its benchmark, the MSCI All Country World Index (“ACWI”) ex-U.S.

What factors influenced performance?

•

Stock selection within the internet & direct marketing retail sub-industry group of the consumer discretionary sector was the largest detractor from performance early in the period. In particular, the Fund’s position in privately held Indian online shopping website operator Jasper Infotech was revalued lower during the period due to increased competition. Stock selection decisions in the brewers industry of the consumer staples sector also weighed on performance, with the Fund’s position in beer giant Anheuser-Busch InBev SA/NV being the biggest laggard. Later in the period, stock selection within the tobacco industry of the consumer staples sector detracted from returns following threats of increased regulation, while the Fund’s underweight position in information technology (“IT”) also adversely affected performance following strong gains from benchmark components Tencent Holdings Ltd. and Alibaba Group Holding Ltd.

•	The largest contributor to performance early in the period was stock selection in the technology hardware industry & equipment industry of the IT sector. iPhone casing supplier Catcher Technology was the leading individual stock contributor. The Fund’s position in a currency-hedged Japanese stock exchange-traded fund also added to performance. Later in the period, stock selection in the industrials, telecommunications services (“telecom”), and consumer discretionary sectors contributed to performance, with parcel delivery provider Deutsche Post AG the top performer among individual holdings.

Describe recent portfolio activity.

•

Effective June 12, 2017, the Fund changed its name to BlackRock International Dividend Fund. The portfolio was adjusted to reflect its new strategy to provide investors with current income and long-term capital appreciation through investing in high-quality companies with the financial ability and commitment to paying and growing dividends over time. This shift in strategy will result in a more concentrated portfolio of between 25 and 40 stocks.

Describe portfolio positioning at period end.

•	Relative to the MSCI ACWI ex-U.S., the Fund ended the period with an emphasis on the consumer staples and health care sectors and corresponding underweight to utilities and real estate.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Net Assets
British American Tobacco PLC	7%
Imperial Brands PLC	5
Sanofi	5
Novartis AG, Registered Shares	5
Rogers Communications, Inc., Class B	5
TELUS Corp.	5
Nestle SA, Registered Shares	4
Deutsche Post AG, Registered Shares	4
Japan Tobacco, Inc.	4
Unilever PLC	3

Geographic Allocation	Percent of Net Assets
United Kingdom	26%
Switzerland	17
Canada	9
United States	7
France	5
Australia	5
Taiwan	4
Germany	4
Japan	4
Belgium	4
Finland	3
China	2
Sweden	2
Netherlands	2
Denmark	2
Hong Kong	2
India	1
Other Assets Less Liabilities	1

10	BLACKROCK FUNDS	SEPTEMBER 30, 2017

BlackRock International Dividend Fund

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

Under normal circumstances, the Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in dividend-paying equity securities issued by foreign companies of any market capitalization and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017, are the returns of the Fund when it followed different investment strategies under the name BlackRock International Opportunities Portfolio.

[3]	A free float-adjusted market capitalization weighted index designed to measure the combined equity market performance of developed and emerging market countries, excluding the United States.

Performance Summary for the Period Ended September 30, 2017
		Average Annual Total Returns[2,4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	8.90%	10.61%	N/A	5.79%	N/A	0.70%	N/A
Service	8.75	10.29	N/A	5.43	N/A	0.35	N/A
Investor A	8.74	10.27	4.48%	5.46	4.33%	0.41	(0.13)%
Investor B	8.30	9.34	5.13	4.57	4.26	(0.24)	(0.24)
Investor C	8.34	9.46	8.55	4.67	4.67	(0.35)	(0.35)
MSCI ACWI ex-U.S.	12.30	19.61	N/A	6.97	N/A	1.28	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,089.00	$ 4.94	$1,000.00	$1,020.34	$ 4.77	0.94%
Service	$1,000.00	$1,087.50	$ 6.40	$1,000.00	$1,018.94	$ 6.19	1.22%
Investor A	$1,000.00	$1,087.40	$ 6.33	$1,000.00	$1,019.00	$ 6.13	1.21%
Investor B	$1,000.00	$1,083.00	$11.54	$1,000.00	$1,013.99	$11.16	2.21%
Investor C	$1,000.00	$1,083.40	$10.25	$1,000.00	$1,015.22	$ 9.92	1.96%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	11

Fund Summary as of September 30, 2017	BlackRock Science & Technology Opportunities Portfolio

Investment Objective

BlackRock Science & Technology Opportunities Portfolio’s (the “Fund”) investment objective is to provide long-term capital appreciation.

On September 28, 2017, the Fund’s Board approved a proposal to change the name of BlackRock Science & Technology Opportunities Portfolio to BlackRock Technology Opportunities Fund. The Board also approved certain changes to the Fund’s investment strategies. In addition, the Fund’s Manager has determined to change the benchmark indices against which the Fund compares its performance. These changes are expected to become effective on or about December 30, 2017.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended September 30, 2017, the Fund outperformed its benchmark, the MSCI World Information Technology Index.

What factors influenced performance?

•

Stock selection within the semiconductors group was the most significant contributor to performance. In particular, the Fund’s underweight position in major benchmark constituents Qualcomm Inc. and Intel Corp. helped relative returns, as these large companies struggled against smaller, nimbler competitors. Within the internet software & services industry, the Fund’s position in Alibaba Group Holding Ltd. also contributed positively to performance, as the Chinese e-commerce company benefited from financial results that were better than expected.

•

Stock selection among companies that are not constituents of the Fund’s benchmark was the largest detractor from performance during the period, especially from positions within the retailing and media industries. The Fund’s position in privately held Jasper Infotech was the most significant individual negative contributor, as the Indian internet shopping specialist was revalued lower after suffering from increased competition and a lack of funding.

Describe recent portfolio activity.

•

During the 12-month period, the Fund increased its exposure to the semiconductors and technology hardware & equipment groups, while reducing its exposure to the software & services group and the internet retailing industry within consumer discretionary. From a regional perspective, these trades resulted in increased exposure to emerging markets and Europe and reduced exposure to North America and the Pacific Basin.

Describe portfolio positioning at period end.

•

At the end of the period, the Fund’s largest industry weights were in software & services and semiconductors, with meaningful allocations to the technology hardware & equipment and internet retailing industries as well. The Fund’s positioning at the end of the period reflected a focus on idiosyncratic opportunities within the internet software & services sub-industries, particularly within China, as well as among companies that are successfully transitioning from PC-based business models to enterprise-driven initiatives. Regionally, the portfolio had its heaviest weighting in North America, emerging markets and Europe.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Net Assets
Apple Inc.	6%
Alphabet, Inc., Class A	5
Microsoft Corp.	4
Tencent Holdings Ltd.	4
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.91%	4
Amazon.com, Inc.	3
Alibaba Group Holding Ltd. — ADR	3
Facebook, Inc., Class A	3
Baidu, Inc. — ADR	2
Visa, Inc., Class A	2

Industry Allocation	Percent of Net Assets
Internet Software & Services	25%
Semiconductors & Semiconductor Equipment	20
Software	20
IT Services	8
Technology Hardware, Storage & Peripherals	7
Internet & Direct Marketing Retail	7
Other Mutual Funds	4
Electronic Equipment, Instruments & Components	3
Media	1
Automobiles	1
Diversified Consumer Services	1
Other[1]	2
Other Assets Less Liabilities	1

[1]	Includes holdings within industries that are 1% or less of net assets. Please refer to the Schedule of Investments for such industries.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

12	BLACKROCK FUNDS	SEPTEMBER 30, 2017

BlackRock Science & Technology Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities issued by U.S. and non-U.S. science and technology companies in all market capitalization ranges, selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or use of technology. The Fund may invest up to 25% of its net assets in emerging market countries.

[3]	An index that measures the performance of the technology sector in developed equity markets.

Performance Summary for the Period Ended September 30, 2017
		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	22.21%	35.13%	N/A	20.96%	N/A	11.12%	N/A
Service	22.08	34.77	N/A	20.67	N/A	10.84	N/A
Investor A	22.07	34.74	27.67%	20.57	19.27%	10.73	10.14%
Investor C	21.60	33.73	32.73	19.60	19.60	9.79	9.79
Class R	21.85	34.41	N/A	20.24	N/A	10.40	N/A
MSCI World Information Technology Index	13.68	27.88	N/A	16.56	N/A	8.64	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,074.40	$ 6.26	$1,000.00	$1,019.04	$ 6.09	1.20%
Service	$1,000.00	$1,073.30	$ 7.59	$1,000.00	$1,017.74	$ 7.39	1.46%
Investor A	$1,000.00	$1,073.40	$ 7.59	$1,000.00	$1,017.75	$ 7.39	1.46%
Investor C	$1,000.00	$1,069.40	$11.52	$1,000.00	$1,013.94	$11.21	2.22%
Class R	$1,000.00	$1,218.50	$ 9.66	$1,000.00	$1,016.36	$ 8.78	1.74%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	13

About Fund Performance

•

Institutional and Class K Shares (Class K Shares are available only for BlackRock Health Sciences Opportunities Portfolio) are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to BlackRock Health Sciences Opportunities Portfolio’s Class K Shares inception date of June 8, 2016, Class K Share performance results are those of Institutional Shares (which have no distribution or service fees) and were restated to reflect Class K Share fees.

•

Service Shares (for all Funds except BlackRock Advantage International Fund) are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front- end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor B Shares (for all Funds except BlackRock Advantage International Fund and BlackRock Science & Technology Opportunities Portfolio) are subject to a maximum CDSC of 4.50%, declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

•	Class R Shares (for all Funds except BlackRock International Dividend Fund and BlackRock High Equity Income Fund) are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans. Prior to September 9, 2008, the performance results of Class R Shares of BlackRock Science & Technology Opportunities Portfolio are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees. Prior to September 12, 2011, the performance results of Class R Shares of BlackRock Advantage International Fund and BlackRock Health Sciences Opportunities Portfolio are those of the applicable Fund’s Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Funds’ expenses. Without such waiver and/or reimbursement, the Funds’ performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

14	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2017 and held through September 30, 2017) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	15

Schedule of Investments September 30, 2017	BlackRock Advantage International Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 8.0%
Aristocrat Leisure Ltd.	169,623	$2,801,758
BHP Billiton Ltd.	124,188	2,518,507
BHP Billiton PLC	40,363	712,244
BlueScope Steel Ltd.	4,427	38,243
Caltex Australia Ltd.	43,297	1,092,444
CIMIC Group Ltd.	20,021	695,764
Coca-Cola Amatil Ltd.	25,756	156,340
Cochlear Ltd.	8,840	1,105,745
Commonwealth Bank of Australia	3,508	207,720
CSL Ltd.	9,616	1,012,307
CSR Ltd.	76,226	283,845
Ensogo Ltd. (a)(b)	122,284	—
Fortescue Metals Group Ltd.	101,068	409,300
GPT Group	16,637	64,829
Harvey Norman Holdings Ltd.	74,077	225,954
Macquarie Group Ltd.	22,130	1,584,420
Mirvac Group	43,938	79,040
National Australia Bank Ltd.	101,414	2,514,348
OZ Minerals Ltd.	2,610	15,271
Platinum Asset Management Ltd.	17,278	82,297
Qantas Airways Ltd.	603,105	2,762,418
Santos Ltd. (a)	37,996	120,490
South32 Ltd.	7,375	19,079
Stockland	311,305	1,051,306
Sydney Airport	209,558	1,170,283
Tabcorp Holdings Ltd.	7,696	25,798
Telstra Corp. Ltd.	575,010	1,575,216
Wesfarmers Ltd.	17,473	567,235
Westpac Banking Corp.	63,459	1,596,218
Woolworths Ltd.	42,645	844,532

		25,332,951
Austria — 0.7%
Lenzing AG	248	35,965
OMV AG	35,515	2,070,521
voestalpine AG	1,062	54,154
Wienerberger AG	6,410	156,690

		2,317,330
Belgium — 0.0%
bpost SA	748	22,246
UCB SA	249	17,746

		39,992
China — 1.3%
AIA Group Ltd.	168,000	1,243,755
CLP Holdings Ltd.	226,000	2,320,256
Yangzijiang Shipbuilding Holdings Ltd.	577,300	610,228

		4,174,239
Denmark — 1.0%
Danske Bank A/S	56,646	2,270,009

Common Stocks	Shares	Value
Denmark (continued)
Genmab A/S (a)	1,197	$264,710
Topdanmark A/S (a)	17,291	681,188

		3,215,907
Finland — 2.0%
Metso OYJ	1	37
Sampo Oyj, A Shares	44,547	2,357,612
Stora Enso Oyj, Class R	4,015	56,793
Tieto OYJ	453	13,821
UPM-Kymmene OYJ	104,146	2,825,581
Valmet OYJ	55,814	1,097,352

		6,351,196
France — 8.1%
Arkema SA	2,277	279,391
Atos SE	59	9,151
AXA SA	73,120	2,210,562
BNP Paribas SA	26,897	2,169,924
Bouygues SA	2,062	97,884
Cie Generale des Etablissements Michelin	1,350	196,966
Compagnie de Saint-Gobain	45,190	2,692,407
Engie SA	47,536	807,224
Faurecia	8,956	621,506
ICADE	247	22,036
Kering	3,202	1,275,566
Lagardere SCA	5,384	180,365
Legrand SA	4,588	331,114
L’Oreal SA	120	25,445
LVMH Moet Hennessy Louis Vuitton SE	7,800	2,156,198
Nexity SA (a)	3,881	237,160
Orange SA	22,140	362,517
Peugeot SA	107,868	2,567,803
Renault SA	7,760	762,473
Sanofi	26,567	2,644,642
SCOR SE	10,776	451,932
Société Générale SA	15,719	921,150
Television Francaise 1	5,367	78,412
Thales SA	16,716	1,893,083
TOTAL SA	10,690	573,990
Unibail-Rodamco SE	763	185,669
Veolia Environnement SA	1,872	43,258
Vivendi SA	75,673	1,917,075

		25,714,903
Germany — 10.5%
Aareal Bank AG	2,546	107,928
Allianz SE, Registered Shares	10,729	2,409,578
Aurubis AG	2,808	227,660
BASF SE	26,384	2,810,836
Bayer AG, Registered Shares	17,262	2,358,034
Beiersdorf AG	8,722	939,056

Portfolio Abbreviations
ADR	American Depositary Receipts	GBP	British Pound	OTC	Over-the-counter
AUD	Australian Dollar	JPY	Japanese Yen	REIT	Real Estate Investment Trust
CVR	Contingent Value Rights	NZD	New Zealand Dollar	USD	U.S. Dollar

See Notes to Financial Statements.

16	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Schedule of Investments (continued)	BlackRock Advantage International Fund

Common Stocks	Shares	Value
Germany (continued)
Continental AG	216	$54,857
CTS Eventim AG & Co. KGaA	3,803	166,154
Deutsche Lufthansa AG, Registered Shares	26,686	742,104
Deutsche Post AG, Registered Shares	9,470	422,116
Deutsche Telekom AG, Registered Shares	191,104	3,568,716
E.ON SE	278,502	3,157,203
Fielmann AG	1,488	129,026
Fresenius Medical Care AG & Co. KGaA	25,368	2,480,123
Hannover Rueck SE	1,862	224,570
Henkel AG & Co. KGaA, Preference Shares	9,570	1,303,833
HOCHTIEF AG	15,919	2,688,751
Kloeckner & Co. SE	6,398	82,165
LANXESS AG	7,661	604,995
METRO AG (a)	1,531	32,363
Muenchener Rueckversicherungs-Gesellschaft AG, Registered Shares	2,484	531,638
Rheinmetall AG	1,472	166,018
RWE AG (a)	19,666	447,398
Salzgitter AG	978	44,425
SAP SE	44,945	4,927,979
Siemens AG, Registered Shares	1,318	185,981
Software AG (a)	7,009	342,450
Suedzucker AG	47,641	1,024,592
Talanx AG	5,907	238,992
TUI AG	43,258	734,057
Wacker Chemie AG	1,288	184,936

		33,338,534
Hong Kong — 2.6%
BOC Hong Kong Holdings Ltd.	74,500	362,889
Chow Tai Fook Jewellery Group Ltd.	64,000	76,857
Galaxy Entertainment Group Ltd.	90,000	636,251
Hang Lung Group Ltd.	6,000	21,607
Hang Lung Properties Ltd.	235,000	559,493
Hang Seng Bank Ltd.	800	19,558
Henderson Land Development Co. Ltd.	166,000	1,104,130
Hong Kong Exchanges & Clearing Ltd.	8,700	234,970
I-CABLE Communications Ltd. (a)	19,232	632
Jardine Matheson Holdings Ltd.	8,700	551,789
Kerry Properties Ltd.	239,500	994,777
New World Development Co. Ltd.	177,000	255,397
Sands China Ltd.	14,400	75,313
Sino Land Co. Ltd.	54,000	95,201
SJM Holdings Ltd.	346,000	317,854
Sun Hung Kai Properties Ltd.	84,000	1,368,381
Swire Properties Ltd.	69,800	237,049
VTech Holdings, Ltd.	2,600	38,021
WH Group Ltd. (c)	884,000	941,463
Wharf Holdings Ltd.	23,000	205,762
Wheelock & Co. Ltd.	45,000	317,650

		8,415,044
Ireland — 0.4%
DCC PLC	12,183	1,182,987
Experian PLC	1,213	24,365
Smurfit Kappa Group PLC (a)	381	11,933

		1,219,285
Italy — 1.6%
Amplifon SpA	5,696	86,706
Assicurazioni Generali SpA	73,228	1,365,789
Atlantia SpA	15,056	475,732
Azimut Holding SpA	3,468	75,138
Mediaset SpA (a)	23,325	80,802
Mediobanca SpA	181,836	1,954,076
Moncler SpA	9,358	270,384

Common Stocks	Shares	Value
Italy (continued)
Recordati SpA	16,815	$775,953

		5,084,580
Japan — 23.3%
ABC-Mart, Inc.	400	21,129
Aisin Seiki Co. Ltd.	700	36,906
Amada Holdings Co. Ltd.	2,500	27,448
Astellas Pharma, Inc.	224,100	2,852,243
Brother Industries Ltd.	1,100	25,647
Chiba Bank Ltd.	21,000	150,392
Chiyoda Corp.	6,000	35,111
Chubu Electric Power Co., Inc.	37,800	469,772
COMSYS Holdings Corp.	5,700	136,153
Dai Nippon Printing Co. Ltd.	16,500	395,693
Daicel Corp.	48,800	588,417
Daifuku Co. Ltd.	500	24,657
Dai-ichi Life Holdings, Inc.	33,800	606,290
Daiichi Sankyo Co. Ltd.	84,000	1,895,603
Daikin Industries Ltd.	1,800	182,291
Daito Trust Construction Co. Ltd.	16,200	2,951,357
DeNA Co. Ltd.	10,400	233,274
Denka Co. Ltd.	800	26,387
Denso Corp.	13,200	668,057
Dentsu, Inc.	1,600	70,285
Disco Corp.	200	40,761
Dowa Holdings Co. Ltd.	800	29,383
East Japan Railway Co.	7,500	692,313
Eisai Co. Ltd.	1,300	66,759
FANUC Corp.	3,400	689,362
Fast Retailing Co. Ltd.	4,500	1,327,297
FUJIFILM Holdings Corp.	1,900	73,818
Fujitsu General Ltd.	12,600	255,008
Fujitsu Ltd.	147,000	1,094,054
Glory Ltd.	2,500	88,624
H2O Retailing Corp.	1,100	19,621
Haseko Corp.	1,800	24,020
Hitachi Construction Machinery Co. Ltd.	700	20,745
Hitachi Kokusai Electric, Inc. (a)	800	21,933
Hitachi Ltd.	495,000	3,490,173
Hokuhoku Financial Group, Inc.	7,000	112,673
Honda Motor Co. Ltd.	68,800	2,032,388
Hoya Corp.	5,900	319,065
Iida Group Holdings Co. Ltd.	77,200	1,377,181
ITOCHU Corp.	11,000	180,233
Itochu Techno-Solutions Corp.	1,900	70,979
Iyo Bank Ltd.	1,300	10,534
J Front Retailing Co. Ltd.	10,500	145,176
Jafco Co. Ltd.	400	20,484
Japan Airlines Co. Ltd.	600	20,311
Japan Display, Inc. (a)(d)	59,400	115,148
Japan Prime Realty Investment Corp.	21	70,171
Japan Real Estate Investment Corp.	3	14,424
Japan Tobacco, Inc.	22,000	720,961
JSR Corp.	3,800	72,253
JTEKT Corp.	6,300	87,209
JXTG Holdings, Inc.	312,400	1,610,803
Kakaku.com, Inc.	2,200	28,067
Kao Corp.	16,200	953,748
KDDI Corp.	34,000	896,239
Kirin Holdings Co. Ltd.	3,900	91,626
Komatsu Ltd.	5,300	150,080
Konami Holdings Corp.	400	19,257
Konica Minolta, Inc.	8,200	67,373
Kubota Corp.	1,900	34,562
Lintec Corp.	7,600	206,273

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	17

Schedule of Investments (continued)	BlackRock Advantage International Fund

Common Stocks	Shares	Value
Japan (continued)
Lion Corp.	2,900	$52,989
Marubeni Corp.	21,500	146,978
Miraca Holdings, Inc.	6,300	293,290
Mitsubishi Chemical Holdings Corp.	303,900	2,897,375
Mitsubishi Corp.	65,800	1,530,892
Mitsubishi Electric Corp.	9,500	148,612
Mitsubishi Estate Co. Ltd.	32,100	557,878
Mitsubishi Logistics Corp.	9,500	236,369
Mitsui & Co. Ltd.	41,900	619,739
Mitsui Chemicals, Inc.	15,200	462,345
Mizuho Financial Group, Inc.	260,300	456,316
MS&AD Insurance Group Holdings, Inc.	4,300	138,573
Nexon Co. Ltd. (a)	1,300	33,985
NGK Insulators Ltd.	900	16,863
Nichirei Corp.	1,000	25,091
Nihon M&A Center, Inc.	600	29,362
Nikon Corp.	3,900	67,631
Nintendo Co. Ltd.	2,400	884,960
Nippon Building Fund, Inc.	15	74,783
Nippon Kayaku Co. Ltd.	8,000	123,217
Nippon Telegraph & Telephone Corp.	50,400	2,309,364
Nippon Television Holdings, Inc.	8,300	145,803
Nishimatsu Construction, Co. Ltd.	7,400	213,950
Nissan Chemical Industries Ltd.	6,000	211,151
Nissan Motor Co. Ltd.	319,000	3,160,213
Nisshin Seifun Group, Inc.	1,000	16,740
Nitto Denko Corp.	4,300	358,669
Nomura Holdings, Inc.	110,000	617,209
NS Solutions Corp.	500	11,034
NSK Ltd.	8,400	113,409
NTT Data Corp.	2,800	29,963
NTT DOCOMO, Inc.	142,600	3,259,377
ORIX Corp.	121,400	1,959,909
Pigeon Corp.	1,800	61,534
Pola Orbis Holdings, Inc.	1,900	57,452
Resona Holdings, Inc.	403,100	2,072,501
Sankyo Co. Ltd.	2,300	73,389
Secom Co. Ltd.	16,800	1,223,453
Seino Holdings Co. Ltd.	1,900	26,700
Sekisui Chemical Co. Ltd.	2,000	39,403
Sekisui House Ltd.	15,400	259,578
Senshu Ikeda Holdings, Inc.	54,900	211,493
Seven & i Holdings Co. Ltd.	43,800	1,692,190
Shin-Etsu Chemical Co. Ltd.	2,100	187,950
Shionogi & Co. Ltd.	24,800	1,355,739
Showa Shell Sekiyu KK	2,700	31,125
SMC Corp.	100	35,336
Sojitz Corp.	32,700	90,482
Square Enix Holdings Co. Ltd.	900	33,895
Sumitomo Chemical Co. Ltd.	110,000	688,167
Sumitomo Corp.	36,100	519,746
Sumitomo Dainippon Pharma Co. Ltd.	4,200	54,714
Sumitomo Electric Industries Ltd.	35,000	572,181
Sumitomo Forestry Co. Ltd.	4,300	67,342
Sumitomo Mitsui Financial Group, Inc.	99,000	3,805,479
Sumitomo Mitsui Trust Holdings, Inc.	39,400	1,423,235
Sumitomo Realty & Development Co. Ltd.	46,000	1,391,744
T&D Holdings, Inc.	15,600	226,315
TDK Corp.	1,500	101,930
Teijin Ltd.	4,400	86,807
Toho Gas Co. Ltd.	1,200	35,144
Tokai Carbon Co. Ltd.	5,700	53,685
Tokai Rika Co. Ltd.	6,500	128,606
Tokio Marine Holdings, Inc.	6,100	238,738
Tokyo Broadcasting System Holdings, Inc.	600	11,136
Tokyo Electron Ltd.	13,100	2,016,733

Common Stocks	Shares	Value
Japan (continued)
Tokyo Gas Co. Ltd.	64,400	$1,577,063
Tokyu Corp.	7,000	99,139
Tokyu Fudosan Holdings Corp.	3,000	18,108
Toppan Printing Co. Ltd.	8,000	79,362
Toyo Seikan Group Holdings Ltd.	15,300	255,678
Toyoda Gosei Co. Ltd.	1,000	23,632
Toyota Boshoku Corp.	1,300	27,564
Toyota Motor Corp.	25,800	1,538,414
Toyota Tsusho Corp.	500	16,433
Trend Micro, Inc.	1,300	64,046
TS Tech Co. Ltd.	7,900	265,608
West Japan Railway Co.	8,800	611,798
Yamada Denki Co. Ltd.	4,500	24,607
Yamato Holdings Co. Ltd.	9,000	181,799
Zeon Corp.	44,000	570,836

		74,190,249
Luxembourg — 0.3%
APERAM SA	4,095	214,599
ArcelorMittal (a)	31,285	807,033

		1,021,632
Netherlands — 5.7%
BE Semiconductor Industries NV	26,179	1,822,169
Euronext NV (c)	1,347	82,003
ING Groep NV	226,559	4,175,992
Koninklijke Ahold Delhaize NV	48,448	905,228
Koninklijke DSM NV	36,177	2,961,653
Koninklijke KPN NV	381,021	1,307,575
Koninklijke Philips NV	18,414	759,757
Randstad Holding NV	3,282	202,839
Royal Dutch Shell PLC, A Shares	74,262	2,244,331
Royal Dutch Shell PLC, B Shares	59,627	1,835,681
Unilever NV CVA	34,099	2,015,612

		18,312,840
New Zealand — 0.0%
Fisher & Paykel Healthcare Corp. Ltd.	6,092	56,274
Norway — 0.4%
DNB ASA	18,439	372,285
Norsk Hydro ASA	7,812	57,002
Orkla ASA	3,776	38,748
Statoil ASA	31,951	642,359
Telenor ASA	12,433	263,388

		1,373,782
Portugal — 0.7%
Banco Comercial Portugues SA (a)	1,247,405	361,942
Jeronimo Martins SGPS SA	83,870	1,655,499
NOS SGPS SA	13,700	84,846

		2,102,287
Singapore — 1.2%
CapitaLand Ltd.	469,700	1,242,771
Genting Singapore PLC	18,000	15,565
Oversea-Chinese Banking Corp. Ltd.	6,400	52,776
Venture Corp. Ltd.	160,800	2,091,586
Yanlord Land Group Ltd.	382,900	523,087

		3,925,785
South Africa — 0.2%
Mondi PLC	20,847	560,474
Spain — 2.1%
ACS Actividades de Construccion y Servicios SA	44,259	1,641,894
Amadeus IT Group SA	23,667	1,539,263
Banco Santander SA	33,582	234,900

See Notes to Financial Statements.

18	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Schedule of Investments (continued)	BlackRock Advantage International Fund

Common Stocks	Shares	Value
Spain (continued)
Corp. Financiera Alba SA	4,239	$258,769
Grifols SA	6,585	192,170
Industria de Diseno Textil SA	6,962	262,467
Mediaset Espana Comunicacion SA	143,410	1,620,640
Telefonica SA	91,102	990,006

		6,740,109
Sweden — 4.2%
Atlas Copco AB, A Shares	36,179	1,534,798
Boliden AB	14,018	475,482
Electrolux AB, Series B	68,205	2,321,412
Essity AB, B Shares (a)	580	15,813
Fabege AB	11,369	233,373
JM AB	8,357	262,916
Modern Times Group MTG AB, B Shares	1,238	44,897
NCC AB, B Shares	13,613	323,148
Sandvik AB	77,909	1,345,542
Skandinaviska Enskilda Banken AB	40,637	536,132
Svenska Cellulosa AB SCA, Class B	37,415	317,150
Svenska Handelsbanken AB, A Shares	110,026	1,662,306
Swedbank AB, A Shares	11,245	311,391
Swedish Match AB	41,964	1,473,835
Volvo AB, B Shares	133,871	2,584,787

		13,442,982
Switzerland — 7.0%
GAM Holding AG (a)	1,968	30,508
Georg Fischer AG, Registered Shares	875	1,079,838
Glencore PLC (a)	116,277	533,712
Helvetia Holding AG, Registered Shares	148	80,436
IWG PLC	11,386	47,234
Logitech International SA, Registered Shares	67,799	2,476,981
Nestle SA, Registered Shares	41,686	3,499,175
Novartis AG, Registered Shares	24,960	2,140,943
Roche Holding AG	24,808	6,341,425
Schindler Holding AG Participation Certificates	4,819	1,064,981
Sika AG	10	74,457
STMicroelectronics NV	75,088	1,456,651
Swiss Re AG	1,047	94,905
Temenos Group AG, Registered Shares (a)	9,716	992,385
UBS Group AG, Registered Shares (a)	139,309	2,383,156

		22,296,787
United Kingdom — 13.5%
Anglo American PLC	43,509	782,221
Ashmore Group PLC	9,011	40,989
Associated British Foods PLC	9,092	389,243
Auto Trader Group PLC (c)	10,611	55,824
Aviva PLC	62,911	434,207
BAE Systems PLC	27,165	230,053
Barclays PLC	233,094	604,408
Barratt Developments PLC	52,266	430,576
BP PLC	246,402	1,578,449
British American Tobacco PLC	73,567	4,605,563
Britvic PLC	37,278	377,775
BT Group PLC	14,906	56,695
Carnival PLC	11,334	720,754
Centrica PLC	67,631	169,507
Close Brothers Group PLC	8,117	160,511
Compass Group PLC	35,396	751,015
Croda International PLC	1,362	69,255
Diageo PLC	73,093	2,403,697
Dialog Semiconductor PLC (a)	9,091	402,328
Direct Line Insurance Group PLC	74,031	360,907
Dixons Carphone PLC	52,881	137,110
DS Smith PLC	7,699	50,897

Common Stocks	Shares	Value
United Kingdom (continued)
Electrocomponents PLC	15,394	$128,265
Fevertree Drinks PLC	2,675	78,475
GKN PLC	54,925	254,498
GlaxoSmithKline PLC	89,772	1,794,595
Hays PLC	44,898	114,040
HSBC Holdings PLC	446,565	4,414,661
Imperial Brands PLC	40,038	1,708,851
Inchcape PLC	22,964	265,610
Indivior PLC (a)	14,390	65,545
InterContinental Hotels Group PLC	25,433	1,345,420
Intertek Group PLC	41,855	2,797,711
ITV PLC	32,188	75,413
JD Sports Fashion PLC	8,315	41,689
Johnson Matthey PLC	1,915	87,813
Jupiter Fund Management PLC	7,340	54,370
Legal & General Group PLC	45,098	157,188
Lloyds Banking Group PLC	1,314,467	1,194,529
National Grid PLC	63,623	788,005
Old Mutual PLC	132,658	345,571
Persimmon PLC	4,743	164,143
Playtech PLC	1,876	23,098
Prudential PLC	29,453	704,824
QinetiQ Group PLC	320,534	1,061,301
Reckitt Benckiser Group PLC	1,564	142,899
Rentokil Initial PLC	106,118	427,578
Rightmove PLC	27,163	1,473,015
Rio Tinto Ltd.	13,609	713,315
Rio Tinto PLC	13,034	606,720
Royal Mail PLC	12,977	66,820
Schroders PLC	1,843	82,910
Severn Trent PLC	14,075	409,983
Shire PLC	19,477	992,036
Smiths Group PLC	817	17,279
Spirax-Sarco Engineering PLC	6,605	489,350
SSP Group PLC	4,947	35,645
Standard Life ABERDEEN PLC	24,807	144,200
Tate & Lyle PLC	27,138	235,644
Thomas Cook Group PLC	507,624	818,756
Unilever PLC	9,374	542,560
Vodafone Group PLC	749,647	2,099,150
WH Smith PLC	2,417	65,456
Wm Morrison Supermarkets PLC	179,452	562,929
Wolseley PLC	8,203	538,192
WPP PLC	5,364	99,535

		43,041,571
United States — 0.4%
Strategic Growth Bancorp (Acquired 3/10/14, cost $1,691,208) (a)(b)(e)	37,254	1,224,912
Total Common Stocks — 95.2%		303,493,645

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	19

Schedule of Investments (continued)	BlackRock Advantage International Fund

Preferred Stocks	Shares	Value
India — 0.1%
Jasper Infotech Private Ltd., Series F (Acquired 5/07/14, cost $576,742) (a)(b)(e)	81	$226,930
Jasper Infotech Private Ltd., Series G (Acquired 10/29/14, cost $227,633) (a)(b)(e)	27	92,468

		319,398
United States — 1.5%
Palantir Technologies, Inc., Series I (Acquired 2/07/14, cost $942,242) (a)(b)(e)	153,710	871,536
Uber Technologies, Inc., Series D (Acquired 6/06/14, cost $1,176,386) (a)(b)(e)	75,832	3,746,101

		4,617,637
Total Preferred Stocks — 1.6%		4,937,035

		Value
Total Long-Term Investments (Cost — $292,908,048) — 96.8%		$308,430,680

Short-Term Securities	Shares
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.91% (f)(g)	8,142,638	8,142,638
SL Liquidity Series, LLC, Money Market Series, 1.32% (f)(g)(h)	122,087	122,099
Total Short-Term Securities (Cost — $8,264,740) — 2.6%		$8,264,737

Total Investments (Cost — $301,172,788) — 99.4%		316,695,417
Other Assets Less Liabilities — 0.6%		1,973,855

Net Assets — 100.0%		$318,669,272

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security, or a portion of the security, is on loan.

(e)	Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $6,161,947, representing 1.93% of its net assets as of period end, and an original cost of $4,614,205.

(f)	Annualized 7-day yield as of period end.

(g)	During the year ended September 30, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2016	Net Activity	Shares Held at September 30, 2017	Value at, September 30, 2017	Income		Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	2,597,447	5,545,191	8,142,638	$8,142,638	$24,785		$ 20	—
SL Liquidity Series, LLC, Money Market Series	2,030	120,057	122,087	122,099	33,260	[2]	232	$(3)
Total				$8,264,737	$58,045		$252	$(3)

[1]	Includes net capital gain distributions, if applicable.

[2]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(h)	Security was purchased with the cash collateral from loaned securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Nikkei 225 Index	32	December 2017	$ 325,600	$137,734
Euro STOXX 50 Index	110	December 2017	$ 3,934	93,887
FTSE 100 Index	18	December 2017	$ 1,319	(1,797)
SPI 200 Index	7	December 2017	$ 992	(4,016)
Total				$225,808

See Notes to Financial Statements.

20	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Schedule of Investments (continued)	BlackRock Advantage International Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation	—	—	$231,621	—	—	—	$231,621

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation	—	—	$5,813	—	—	—	$5,813

For the year ended September 30, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	—	—	$(125,173)	—	—	—	$(125,173)
Forward foreign currency exchange contracts	—	—	—	$978,015	—	—	978,015
Total	—	—	$(125,173)	$978,015	—	—	$852,842

Net Change in Unrealized Appreciation (Depreciation) on:
Future Contracts	—	—	$225,808	—	—	—	$225,808
Forward foreign currency exchange contracts	—	—	—	$31,886	—	—	31,886
Total	—	—	$225,808	$31,886	—	—	$257,694

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$84,377,135
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$15,190,143
Average amounts sold — in USD	$20,350,675
Options:
Average value of option contracts written	$17,450

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	—	$25,332,951	—	$25,332,951
Austria	$90,119	2,227,211	—	2,317,330
Belgium	—	39,992	—	39,992
China	—	4,174,239	—	4,174,239
Denmark	—	3,215,907	—	3,215,907
Finland	—	6,351,196	—	6,351,196
France	—	25,714,903	—	25,714,903
Germany	32,363	33,306,171	—	33,338,534
Hong Kong	—	8,415,044	—	8,415,044
Ireland	11,933	1,207,352	—	1,219,285
Italy	—	5,084,580	—	5,084,580

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	21

Schedule of Investments (continued)	BlackRock Advantage International Fund

	Level 1	Level 2	Level 3	Total
Japan	$144,954	$74,045,295	—	$74,190,249
Luxembourg	—	1,021,632	—	1,021,632
Netherlands	—	18,312,840	—	18,312,840
New Zealand	—	56,274	—	56,274
Norway	—	1,373,782	—	1,373,782
Portugal	84,846	2,017,441	—	2,102,287
Singapore	—	3,925,785	—	3,925,785
South Africa	—	560,474	—	560,474
Spain	258,769	6,481,340	—	6,740,109
Sweden	—	13,442,982	—	13,442,982
Switzerland	—	22,296,787	—	22,296,787
United Kingdom	628,385	42,413,186	—	43,041,571
United States	—	—	$1,224,912	1,224,912
Preferred Stocks:
India	—	—	319,398	319,398
United States	—	—	4,617,637	4,617,637
Short-Term Securities	8,142,638	—	—	8,142,638

Subtotal	$9,394,007	$301,017,364	$6,161,947	$316,573,318

Investments Valued at NAV[1]				122,099

Total Investments				$316,695,417

Derivative Financial Instruments[2]
Assets:
Equity contracts	$231,621	—	—	$231,621
Liabilities:
Equity contracts	(5,813)	—	—	(5,813)

Total	$225,808	—	—	$225,808

[1]	As of September 30, 2017, certain of the Fund’s investments were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

[2]	Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended September 30, 2017, there were no transfers between levels.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total
Assets:
Opening Balance, as of September 30, 2016	$1,279,319	$7,955,384	$9,234,703
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation (depreciation)[1,2]	(54,407)	(3,018,349)	(3,072,756)
Purchases	—	—	—
Sales	—	—	—

Closing Balance, as of September 30, 2017	$1,224,912	$4,937,035	$6,161,947

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2017 [2]	$(54,407)	$(3,018,349)	$(3,072,756)

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at September 30, 2017, is generally due to investments no longer held or categorized as Level 3 at period end.

See Notes to Financial Statements.

22	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Schedule of Investments (concluded)	BlackRock Advantage International Fund

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee to determine the value of certain of the Fund’s Level 3 investments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	Weighted Average of Unobservable Inputs
Assets:
Common Stocks	$1,224,912	Market	Tangible Book Value Multiple[1]	1.75x	—
Preferred Stocks[3]	4,937,035	Market	Revenue Growth Rate[1]	39%	—
			Revenue Multiple[1]	11.50x - 12.25x	12.10x
			Time to Exit[2]	1 year	—
			Volatility[1]	30%	—
Total	$6,161,947

[1]	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

[2]	Decrease in unobservable input may result in a significant increase to value, while an increase in the unobservable input may result in a significant decrease to value.

[3]

For the year ended September 30, 2017, the valuation technique for investments classified as preferred stocks amounting to $319,398 changed to an Option Pricing Model. The investments were previously valued utilizing Probability-Weighted Expected Return Model. The change was due to consideration of liquidation preferences and exit strategy.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	23

Schedule of Investments September 30, 2017	BlackRock Health Sciences Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Biotechnology — 25.9%
AbbVie, Inc.	1,093,306	$97,151,171
ACADIA Pharmaceuticals, Inc. (a)	396,300	14,928,621
Acceleron Pharma, Inc. (a)	963,300	35,950,356
Acerta Pharma BV, Series B (Acquired 5/6/15, cost $17,141,679) (a)(b)(c)	297,971,595	58,700,404
Agios Pharmaceuticals, Inc. (a)	271,500	18,122,625
Alkermes PLC (a)	490,300	24,926,852
Alnylam Pharmaceuticals, Inc. (a)	815,600	95,824,844
Amgen, Inc.	1,069,846	199,472,787
Aquinox Pharmaceuticals, Inc. (a)	318,217	4,515,499
Avexis, Inc. (a)	313,756	30,349,618
Biogen, Inc. (a)	390,062	122,136,214
Biohaven Pharmaceutical Holding, Co., Ltd. (a)	248,186	9,277,193
BioMarin Pharmaceutical, Inc. (a)	499,300	46,469,851
Bioverativ, Inc. (a)	148,931	8,499,492
Celgene Corp. (a)	1,404,538	204,809,731
Clementia Pharmaceuticals, Inc. (a)	188,325	3,180,809
FibroGen, Inc. (a)	169,400	9,113,720
Galapagos NV (a)	76,400	7,773,700
Genomic Health, Inc. (a)	117,929	3,784,342
Gilead Sciences, Inc.	840,656	68,109,949
Global Blood Therapeutics, Inc. (a)	312,637	9,707,379
Halozyme Therapeutics, Inc. (a)	856,100	14,870,457
Incyte Corp. (a)	278,100	32,465,394
Insmed, Inc. (a)	952,354	29,722,968
Karyopharm Therapeutics, Inc. (a)	118,200	1,297,836
Myovant Sciences, Ltd. (a)(d)	535,198	8,279,513
Nightstar Therapeutics PLC (a)	173,322	3,327,782
Ovid therapeutics, Inc. (a)	83,935	719,323
Prothena Corp. PLC (a)	40,664	2,633,807
Regeneron Pharmaceuticals, Inc. (a)	125,822	56,257,533
REGENXBIO, Inc. (a)	640,313	21,098,313
Sage Therapeutics, Inc. (a)	176,222	10,978,631
Sarepta Therapeutics, Inc. (a)	817,355	37,075,223
Seattle Genetics, Inc. (a)	414,218	22,537,601
Spark Therapeutics, Inc. (a)	164,880	14,700,701
Syndax Pharmaceuticals, Inc. (a)	956,421	11,190,126
TESARO, Inc. (a)	325,074	41,967,053
Tocagen, Inc. (a)	210,369	2,621,198
Ultragenyx Pharmaceutical, Inc. (a)	389,500	20,744,770
Vertex Pharmaceuticals, Inc. (a)	1,002,970	152,491,559

		1,557,784,945
Diversified Consumer Services — 0.4%
Service Corp. International	784,600	27,068,700
Health Care Equipment & Supplies — 23.0%
Abbott Laboratories	3,012,200	160,730,992
Align Technology, Inc. (a)	50,600	9,425,262
Baxter International, Inc.	2,445,700	153,467,675
Becton Dickinson and Co.	277,292	54,335,367
Boston Scientific Corp. (a)	6,479,552	189,008,532
Cooper Cos., Inc.	88,872	21,072,440
Edwards Lifesciences Corp. (a)	214,200	23,414,202
Hologic, Inc. (a)	1,537,300	56,403,537
Intuitive Surgical, Inc. (a)	89,200	93,292,496
iRhythm Technologies, Inc. (a)	275,995	14,318,621
Masimo Corp. (a)	546,700	47,322,352
Medtronic PLC	2,951,323	229,524,390
Nevro Corp. (a)	331,600	30,135,808
ResMed, Inc.	649,700	50,000,912
Stryker Corp.	1,307,300	185,662,746

Common Stocks	Shares	Value
Health Care Equipment & Supplies (continued)
Teleflex, Inc.	96,000	$23,229,120
Varian Medical Systems, Inc. (a)	425,600	42,585,536

		1,383,929,988
Health Care Providers & Services — 26.2%
Aetna, Inc.	884,512	140,646,253
Amedisys, Inc. (a)	1,090,200	61,007,592
AmerisourceBergen Corp.	232,200	19,214,550
Anthem, Inc.	649,600	123,346,048
Centene Corp. (a)	641,200	62,048,924
Cigna Corp.	835,000	156,094,900
DaVita, Inc. (a)	1,182,059	70,202,484
HCA Healthcare, Inc. (a)	481,948	38,358,241
HealthEquity, Inc. (a)	228,700	11,567,646
Humana, Inc.	708,600	172,636,218
McKesson Corp.	292,500	44,930,925
Quest Diagnostics, Inc.	1,159,500	108,575,580
Teladoc, Inc. (a)	722,300	23,944,245
UnitedHealth Group, Inc.	2,481,653	486,031,740
Universal Health Services, Inc., Class B	353,600	39,228,384
WellCare Health Plans, Inc. (a)	115,400	19,818,796

		1,577,652,526
Life Sciences Tools & Services — 2.3%
Agilent Technologies, Inc.	769,700	49,414,740
Thermo Fisher Scientific, Inc.	475,300	89,926,760

		139,341,500
Pharmaceuticals — 19.8%
Allergan PLC	610,760	125,175,262
AstraZeneca PLC	1,047,927	69,688,567
AstraZeneca PLC — ADR	997,400	33,791,912
Bristol-Myers Squibb Co.	1,863,526	118,781,147
Chugai Pharmaceutical Co. Ltd.	308,600	12,824,225
Daiichi Sankyo Co. Ltd.	384,400	8,674,642
Dermira, Inc. (a)	362,800	9,795,600
Eisai Co. Ltd.	262,700	13,490,393
Eli Lilly & Co.	1,176,100	100,603,594
GlaxoSmithKline PLC	1,369,300	27,373,110
Iovance Biotherapeutics, Inc. (a)	114,263	885,538
Jazz Pharmaceuticals PLC (a)	59,700	8,731,125
Johnson & Johnson	1,011,400	131,492,114
Mallinckrodt PLC (a)	296,700	11,087,679
Merck & Co., Inc.	1,755,100	112,379,053
Merck KGaA	556,600	61,989,998
Novartis AG — ADR	189,200	16,242,820
Novo Nordisk A/S — ADR	804,200	38,722,230
Pfizer, Inc.	2,157,937	77,038,351
Reata Pharmaceuticals, Inc., Class A (a)	108,223	3,365,735
Roche Holding AG	176,600	45,142,517
Sanofi	364,300	36,264,652
Sanofi — ADR	898,600	44,741,294
Takeda Pharmaceutical Co. Ltd.	283,100	15,654,281
Theravance Biopharma, Inc. (a)	85,900	2,941,216
Wuxi Biologics Cayman, Inc. (a)(e)	1,806,500	9,195,194
Zoetis, Inc.	911,700	58,129,992

		1,194,202,241
Total Common Stocks — 97.6%		5,879,979,900

See Notes to Financial Statements.

24	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Schedule of Investments (continued)	BlackRock Health Sciences Opportunities Portfolio

Preferred Stocks	Shares	Value
Biotechnology — 0.1%
Ovid Therapeutics Inc. (Acquired 8/07/15, cost $9,342,296) (a)(b)(c)	697,472	$5,922,514
Total Preferred Stocks — 0.1%		5,922,514

Rights
Biotechnology — 0.1%
Dyax Corp. — CVR (a)(b)	1,269,237	2,906,553
Total Long-Term Investments (Cost — $3,911,618,631) — 97.8%		5,888,808,967

Other Interests	Beneficial Interest	Value
Biotechnology — 0.2%
Afferent Pharmaceuticals, Inc., Series C(a)(b)	8,825,251	$8,825,251

Short-Term Securities	Shares
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.91% (f)(g)	188,757,591	188,757,591
SL Liquidity Series, LLC, Money Market Series, 1.32% (f)(h)	387,461	387,500
Total Short-Term Securities (Cost — $189,145,091) — 3.1%		189,145,091
Total Investments (Cost — $4,100,763,722) — 101.1%		$6,086,779,309
Liabilities in Excess of Other Assets — (1.1)%		(63,300,019)

Net Assets — 100.0%		$6,023,479,290

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(c)	Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $64,622,918, representing 1.07% of its net assets as of period end, and an original cost of $26,483,973.

(d)	Security, or a portion of the security, is on loan.

(e)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	Annualized 7-day yield as of period end.

(g)	During the year ended September 30, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Persons and/or Related Parties	Shares Held at September 30, 2016	Net Activity	Shares Held at September 30, 2017	Value at September 30, 2017	Income		Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	132,199,702	56,557,889	188,757,591	$188,757,591	$ 813,675		$ 526	—
SL Liquidity Series, LLC, Money Market Series	11,591,525	(11,204,064)	387,461	387,500	233,562	[2]	1,236	—
Total				$189,145,091	$1,047,237		$1,762	—

[1]	Includes net capital gain distributions, if applicable.

[2]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(h)	Security was purchased with the cash collateral from loaned securities.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	4,981,599	EUR	4,210,228	Goldman Sachs International	10/12/17	$1,988
USD	125,361,463	EUR	105,974,400	Toronto-Dominion Bank	10/12/17	21,149

						23,137

CHF	9,399,110	USD	9,778,689	Credit Suisse International	10/12/17	(63,897)
CHF	11,810,547	USD	12,284,142	Goldman Sachs International	10/12/17	(76,921)
USD	82,632,218	CHF	80,072,500	UBS AG	10/12/17	(129,628)
USD	3,067,361	EUR	2,600,433	Goldman Sachs International	10/12/17	(8,280)

						(278,726)
Net Unrealized Depreciation						$(255,589)

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	25

Schedule of Investments (continued)	BlackRock Health Sciences Opportunities Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$23,137	—	—	$23,137

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$278,726	—	—	$278,726

For the year ended September 30, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	—	—	—	$299,554	—	—	$299,554

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	—	—	—	$122,228	—	—	$122,228

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$63,292,366
Average amounts sold — in USD	$14,380,470

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$23,137	$278,726
Total derivative assets and liabilities in the Statements of Assets and Liabilities	$23,137	$278,726
Total derivative assets and liabilities subject to an MNA	$23,137	$278,726

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Goldman Sachs International	$1,988	$(1,988)	—	—	—
TD Securities, Inc.	21,149	—	—	—	$21,149

Total	$23,137	$(1,988)	—	—	$21,149

See Notes to Financial Statements.

26	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Schedule of Investments (continued)	BlackRock Health Sciences Opportunities Portfolio

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged[3]	Net Amount of Derivative Liabilities
Credit Suisse International	$63,897	—	—	—	$63,897
Goldman Sachs International	85,201	$(1,988)	—	—	83,213
UBS AG	129,628	—	—	—	129,628

Total	$278,726	$(1,988)	—	—	$276,738

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Biotechnology	$1,499,084,541	—	$58,700,404	$1,557,784,945
Diversified Consumer Services	27,068,700	—	—	27,068,700
Health Care Equipment & Supplies	1,383,929,988	—	—	1,383,929,988
Health Care Providers & Services	1,577,652,526	—	—	1,577,652,526
Life Sciences Tools & Services	139,341,500	—	—	139,341,500
Pharmaceuticals	893,904,662	$300,297,579	—	1,194,202,241
Preferred Stocks:
Biotechnology	—	—	5,922,514	5,922,514
Rights:
Biotechnology	—	—	2,906,553	2,906,553
Other Interests	—	—	8,825,251	8,825,251
Short-Term Securities	188,757,591	—	—	188,757,591

Subtotal	$5,709,739,508	$300,297,579	$76,354,722	$6,086,391,809

Investments Valued at NAV[1]				387,500

Total Investments				$6,086,779,309

Derivative Financial Instruments[2]
Assets:
Foreign currency exchange contracts	—	$23,137	—	$23,137
Liabilities:
Foreign currency exchange contracts	—	(278,726)	—	(278,726)
Total	—	$(255,589)	—	$(255,589)

[1]	As of September 30, 2017, certain of the Fund’s investments were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

[2]

Derivative financial instruments are forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended September 30, 2017, there were no transfers between Level 1 and Level 2.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	27

Schedule of Investments (concluded)	BlackRock Health Sciences Opportunities Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Rights	Other Interests	Total
Assets:
Opening Balance, as of September 30, 2016	$25,327,586	$9,342,296	$1,408,853	—	$36,078,735
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—
Net realized gain (loss)	—	—	—	—	—
Net change in unrealized appreciation (depreciation)[1,2]	33,372,818	(3,419,782)	1,497,700	$8,825,251	40,275,987
Purchases	—	—	—	—	—
Sales	—	—	—	—	—

Closing Balance, as of September 30, 2017	$58,700,404	$5,922,514	$2,906,553	$8,825,251	$76,354,722

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2017[2]	$33,372,818	$(3,419,782)	$1,497,700	$8,825,251	$40,275,987

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at September 30, 2017, is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee to determine the value of certain of the Fund’s Level 3 investments as of period end. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $5,922,514. A significant change in such third party pricing information could result in a significantly lower or higher value of such Level 3 investments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized
Assets:
Common Stocks	$58,700,404	Income	Discount Rate[2]	1.72%
			Discount Rate[2]	3.20%
			Time to Exit[2]	1-9 years
Rights	2,906,553	Market	Scenario Probability[1]	60%
			Time to Exit[2]	2 years
Other interest	8,825,251	Income	Discount Rate[2]	2.50%
Total	$70,432,208

[1]	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

[2]	Decrease in unobservable input may result in a significant increase to value, while an increase in the unobservable input may result in a significant decrease to value.

See Notes to Financial Statements.

28	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Schedule of Investments September 30, 2017	BlackRock High Equity Income Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 0.9%
Lockheed Martin Corp.	26,470	$8,213,376
Automobiles — 0.5%
Ford Motor Co.	183,471	2,196,148
General Motors Co.	59,642	2,408,344

		4,604,492
Banks — 13.1%
Bank of America Corp.	319,311	8,091,341
Citigroup, Inc.	193,310	14,061,369
JPMorgan Chase & Co.	320,597	30,620,219
Strategic Growth Bancorp (Acquired 3/10/14, cost $7,599,729) (a)(b)(c)	167,410	5,504,441
SunTrust Banks, Inc.	34,370	2,054,295
U.S. Bancorp	314,755	16,867,720
Wells Fargo & Co.	697,816	38,484,552

		115,683,937
Beverages — 1.4%
Coca-Cola Co.	162,560	7,316,826
Diageo PLC	120,624	3,966,776
Dr. Pepper Snapple Group, Inc.	7,440	658,217

		11,941,819
Biotechnology — 0.7%
Acerta Pharma BV, Series B (Acquired 5/6/15, cost $1,815,300) (a)(b)(c)	31,555,035	6,216,342
Capital Markets — 3.2%
Invesco Ltd.	481,156	16,859,706
Morgan Stanley	236,411	11,387,918

		28,247,624
Chemicals — 2.0%
DowDuPont, Inc.	257,883	17,853,240
Communications Equipment — 1.1%
Cisco Systems, Inc.	284,791	9,577,521
Containers & Packaging — 0.6%
International Paper Co.	91,092	5,175,847
Diversified Telecommunication Services — 3.8%
BCE, Inc.	266,796	12,494,057
BT Group PLC	2,087,874	7,941,204
Verizon Communications, Inc.	262,269	12,979,693

		33,414,954
Electric Utilities — 3.6%
Exelon Corp.	245,913	9,263,543
FirstEnergy Corp.	730,418	22,518,787

		31,782,330
Electronic Equipment, Instruments & Components — 1.4%
Hon Hai Precision Industry Co. Ltd.	3,542,000	12,301,040
Equity Real Estate Investment Trusts (REITs) — 2.3%
Crown Castle International Corp.	117,973	11,794,941
Weyerhaeuser Co.	262,822	8,943,833

		20,738,774
Food Products — 0.1%
General Mills, Inc.	12,640	654,246
Kellogg Co.	10,180	634,927

		1,289,173
Health Care Equipment & Supplies — 0.9%
Koninklijke Philips NV	185,181	7,640,521

Common Stocks	Shares	Value
Health Care Providers & Services — 1.4%
Cardinal Health, Inc.	81,975	$5,485,767
UnitedHealth Group, Inc.	35,236	6,900,971

		12,386,738
Household Products — 0.8%
Procter & Gamble Co.	74,327	6,762,270
Industrial Conglomerates — 2.5%
3M Co.	9,994	2,097,741
General Electric Co.	656,969	15,885,510
Honeywell International, Inc.	30,450	4,315,983

		22,299,234
Insurance — 5.7%
American International Group, Inc.	60,030	3,685,242
Brighthouse Financial, Inc. (a)	29,517	1,794,634
MetLife, Inc.	315,991	16,415,732
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered Shares	38,258	8,188,161
Prudential Financial, Inc.	114,954	12,221,909
Swiss Re AG	84,257	7,637,424

		49,943,102
Leisure Products — 0.5%
Mattel, Inc.	265,880	4,115,822
Machinery — 0.2%
Pentair PLC	29,180	1,983,073
Media — 1.5%
Comcast Corp., Class A	149,238	5,742,678
Publicis Groupe SA	111,690	7,813,467

		13,556,145
Multi-Utilities — 3.4%
Engie SA	519,371	8,819,602
Public Service Enterprise Group, Inc.	463,261	21,425,821

		30,245,423
Oil, Gas & Consumable Fuels — 11.1%
BP PLC	1,151,130	7,374,127
Chevron Corp.	141,036	16,571,730
Enbridge, Inc.	138,733	5,804,589
Marathon Petroleum Corp.	76,213	4,274,025
Occidental Petroleum Corp.	275,970	17,720,034
Plains All American Pipeline LP	312,454	6,620,900
Royal Dutch Shell PLC, Class A — ADR	388,728	23,549,142
Suncor Energy, Inc.	192,316	6,736,829
TOTAL SA — ADR	115,061	6,158,065
Valero Energy Corp.	39,042	3,003,501

		97,812,942
Personal Products — 0.6%
Unilever NV — NY Shares	87,653	5,175,033
Pharmaceuticals — 8.2%
AstraZeneca PLC	263,980	17,555,028
Johnson & Johnson	51,444	6,688,234
Merck & Co., Inc.	322,533	20,651,788
Pfizer, Inc.	769,286	27,463,510

		72,358,560
Professional Services — 0.8%
Nielsen Holdings PLC	174,675	7,240,279
Road & Rail — 0.2%
Norfolk Southern Corp.	14,490	1,916,158

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	29

Schedule of Investments (continued)	BlackRock High Equity Income Fund

Common Stocks	Shares		Value
Semiconductors & Semiconductor Equipment — 3.4%
QUALCOMM, Inc.		210,345	$10,904,285
Taiwan Semiconductor Manufacturing Co. Ltd.		2,658,000	19,037,819

			29,942,104
Software — 0.7%
Microsoft Corp.		85,039	6,334,555
Specialty Retail — 0.5%
Lowe’s Cos., Inc.		55,320	4,422,281
Technology Hardware, Storage & Peripherals — 0.8%
Lenovo Group Ltd.		12,466,000	6,899,483
Tobacco — 1.5%
Altria Group, Inc.		119,151	7,556,556
Philip Morris International, Inc.		50,105	5,562,156

			13,118,712
Total Common Stocks — 79.4%			701,192,904

Preferred Stocks
Internet Software & Services — 2.4%
Uber Technologies, Inc., Series D (Acquired 6/06/14, cost $5,217,971) (a)(b)(c)		336,360	16,616,184
Zuora, Inc. (Acquired 1/16/15, cost $3,742,311) (a)(b)(c)		985,000	4,363,550

			20,979,734
Software — 1.4%
MongoDB, Series C (Acquired 12/19/13, cost $7,974,599) (a)(b)(c)		317,888	6,497,631
MongoDB, Series D (Acquired 12/19/13, cost $2,480,798) (a)(b)(c)		98,891	2,021,332
MongoDB, Series E (Acquired 12/19/13, cost $87,676) (a)(b)(c)		3,495	71,438
Palantir Technologies, Inc., Series I (Acquired 2/07/14, cost $4,300,011) (a)(b)(c)		701,470	3,977,335

			12,567,736
Total Preferred Stocks — 3.8%			33,547,470
Equity-Linked Notes	Par (000)
Aerospace & Defense — 0.6%
Morgan Stanley Finance LLC (Lockheed Martin Corporation) 7.59% 12/11/2017 (LMT)	USD	18	5,572,104
Banks — 1.7%
Jefferies Group LLC (JPMorgan Chase & Co.) 10.75% 12/07/2017 (JPM)		141	13,086,687
Royal Bank Of Canada (Bank of America Corporation) 14.85% 11/14/2017 (BAC)		82	1,955,183

			15,041,870
Beverages — 0.8%
BNP Paribas Issuance B.V. (Diageo PLC) 12.46% 12/14/2017 (DGE LN)	GBP	53	1,720,731
Citigroup Global Markets Holdings, Inc. (Coca-Cola Co) 8.38% 12/11/2017 (KO UN)	USD	111	4,992,405

			6,713,136
Communications Equipment — 0.7%
UBS AG London Branch (CISCO SYSTEMS INC) 11.25% 11/14/2017 (CSCO UW)		194	6,345,250
Containers & Packaging — 0.4%
Morgan Stanley Finance LLC (International Paper Company) 13.87% 11/27/2017 (IP)		62	3,538,042

Equity-Linked Notes	Par (000)		Value
Diversified Telecommunication Services — 1.2%
Goldman Sachs International Series L (Verizon Communications Inc.) 15.55% 11/21/2017 (VZ UN)	USD	115	$5,462,808
Morgan Stanley Finance LLC (BCE Inc.) 6.58% 12/13/2017 (BCE)		117	5,466,260

			10,929,068
Electric Utilities — 0.5%
Morgan Stanley Finance LLC (Exelon Corporation) 14.93% 11/24/2017 (EXC)		108	4,100,532
Equity Real Estate Investment Trusts (REITs) — 0.6%
Morgan Stanley Finance LLC (Crown Castle International Corp.) 11.63% 11/14/2017 (CCI)		52	5,261,143
Health Care Equipment & Supplies — 0.2%
Merrill Lynch International & Co. C.V. (Koninklijke Philips NV) 12.10% 12/14/2017 (PHIA NA)	EUR	47	1,945,574
Health Care Providers & Services — 0.2%
Morgan Stanley Finance LLC (UnitedHealth Group Incorporated) 7.75% 12/11/2017 (UNH)		10	1,954,362
Household Products — 0.5%
Citigroup Global Markets Holdings, Inc. (Procter & Gamble Co) 8.68% 11/27/2017 (PG UN)		51	4,635,149
Industrial Conglomerates — 0.8%
Royal Bank Of Canada (General Electric Co) 11.92% 11/30/2017 (GE)	USD	288	7,003,911
Insurance — 1.4%
BNP Paribas Issuance B.V. (Muenchener Rueckversicherungs-Gesellschaft AG) 10.07% 12/14/2017 (MUV2 GY)	EUR	17	3,483,068
BNP Paribas Issuance B.V. (Swiss Re AG) 11.34% 12/14/2017 (SREN)	CHF	37	3,245,050
Royal Bank Of Canada (Prudential Financial Inc) 12.97% 12/07/2017 (PRU)	USD	50	5,260,163

			11,988,281
Oil, Gas & Consumable Fuels — 3.2%
BNP Paribas Issuance B.V. (Enbridge Inc.) 14.09% 12/13/2017 (ENB UN)	USD	95	3,923,926
BNP Paribas Issuance B.V. (Plains All American Pipeline LP) 19.26% 12/07/2017 (PAA UN)		214	4,542,260
BNP Paribas Issuance B.V. (Suncor Energy Inc.) 13.75% 12/13/2017 (SU UN)		84	2,911,619
Goldman Sachs International Series L (Exxon Mobil Corp.) 12.50% 11/21/2017 (XOM UN)		22	1,803,649
Jefferies Group LLC (the American Depositary Shares of Royal Dutch Shell plc) 13.75% 12/07/2017 (RDSA)		171	10,084,003
Morgan Stanley Finance LLC (TOTAL S.A.) 13.01% 12/13/2017 (TOT)		50	2,718,932
Morgan Stanley Finance LLC (Valero Energy Corporation) 12.44% 11/27/2017 (VLO)		26	1,954,740

			27,939,129
Personal Products — 0.3%
Morgan Stanley Finance LLC (Unilever N.V.) 11.64% 12/13/2017 (UN)		38	2,293,938
Pharmaceuticals — 2.2%
BNP Paribas Issuance B.V. (AstraZeneca PLC) 12.37% 12/14/2017 (AZN LN)	GBP	115	7,444,942
Jefferies Group LLC (Pfizer.) 10.25% 11/30/2017 (PFE)	USD	337	12,051,840

			19,496,782

See Notes to Financial Statements.

30	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Schedule of Investments (continued)	BlackRock High Equity Income Fund

Equity-Linked Notes	Par (000)	Value
Specialty Retail — 0.3%
Goldman Sachs International Series L (Home Depot Inc) 9.20% 11/14/2017 (HD US)	18	$2,852,997
Tobacco — 0.3%
BNP Paribas Issuance B.V. (Philip Morris International Inc.) 19.26% 11/30/2017 (PM UN)	22	2,477,625
Total Equity-Linked Notes — 15.9%		140,088,893

Total Long-Term Investments (Cost — $838,682,688) — 99.1%		874,829,267

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.91% (d)(e)	2,231,691	$2,231,691
Total Short-Term Securities (Cost — $2,231,691) — 0.3%		2,231,691
Total Investments (Cost — $840,914,379) — 99.4%		877,060,958
Other Assets Less Liabilities — 0.6%		5,660,416

Net Assets — 100.0%		$882,721,374

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $45,268,253, representing 5.13% of its net assets as of period end, and an original cost of $33,218,394.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(d)	During the year ended September 30, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2016	Net Activity	Shares Held at September 30, 2017	Value at September 30, 2017	Income		Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	37,581,914	(35,350,223)	2,231,691	$2,231,691	$133,180		$47	—
SL Liquidity Series, LLC, Money Market Series	3,097,601	(3,097,601)	—	—	248,359	[2]	530	—
Total				$2,231,691	$381,539		$577	—

[1]	Includes net capital gain distributions, if applicable.

[2]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(e)	Annualized 7-day yield as of period end.

•	For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$8,213,376	—	—	$8,213,376
Automobiles	4,604,492	—	—	4,604,492
Banks	110,179,496	—	$5,504,441	115,683,937
Beverages	7,975,043	$3,966,776	—	11,941,819
Biotechnology	—	—	6,216,342	6,216,342
Capital Markets	28,247,624	—	—	28,247,624
Chemicals	17,853,240	—	—	17,853,240
Communications Equipment	9,577,521	—	—	9,577,521
Containers & Packaging	5,175,847	—	—	5,175,847
Diversified Telecommunication Services	25,473,750	7,941,204	—	33,414,954
Electric Utilities	31,782,330	—	—	31,782,330
Electronic Equipment, Instruments & Components	—	12,301,040	—	12,301,040
Equity Real Estate Investment Trusts (REITs)	20,738,774	—	—	20,738,774

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	31

Schedule of Investments (continued)	BlackRock High Equity Income Fund

	Level 1	Level 2	Level 3	Total
Food Products	$1,289,173	—	—	$1,289,173
Health Care Equipment & Supplies	—	$7,640,521	—	7,640,521
Health Care Providers & Services	12,386,738	—	—	12,386,738
Household Products	6,762,270	—	—	6,762,270
Industrial Conglomerates	22,299,234	—	—	22,299,234
Insurance	34,117,517	15,825,585	—	49,943,102
Leisure Products	4,115,822	—	—	4,115,822
Machinery	1,983,073	—	—	1,983,073
Media	5,742,678	7,813,467	—	13,556,145
Multi-Utilities	21,425,821	8,819,602	—	30,245,423
Oil, Gas & Consumable Fuels	90,438,815	7,374,127	—	97,812,942
Personal Products	5,175,033	—	—	5,175,033
Pharmaceuticals	54,803,532	17,555,028	—	72,358,560
Professional Services	7,240,279	—	—	7,240,279
Road & Rail	1,916,158	—	—	1,916,158
Semiconductors & Semiconductor Equipment	10,904,285	19,037,819	—	29,942,104
Software	6,334,555	—	—	6,334,555
Specialty Retail	4,422,281	—	—	4,422,281
Technology Hardware, Storage & Peripherals	—	6,899,483	—	6,899,483
Tobacco	13,118,712	—	—	13,118,712
Preferred Stocks:
Internet Software & Services	—	—	$20,979,734	20,979,734
Software	—	—	12,567,736	12,567,736
Equity-Linked Notes:
Aerospace & Defense	—	5,572,104	—	5,572,104
Banks	—	15,041,870	—	15,041,870
Beverages	—	6,713,136	—	6,713,136
Communications Equipment	—	6,345,250	—	6,345,250
Containers & Packaging	—	3,538,042	—	3,538,042
Diversified Telecommunication Services	—	10,929,068	—	10,929,068
Electric Utilities	—	4,100,532	—	4,100,532
Equity Real Estate Investment Trusts (REITs)	—	5,261,143	—	5,261,143
Health Care Equipment & Supplies	—	1,945,574	—	1,945,574
Health Care Providers & Services	—	1,954,362	—	1,954,362
Household Products	—	4,635,149	—	4,635,149
Industrial Conglomerates	—	7,003,911	—	7,003,911
Insurance	—	11,988,281	—	11,988,281
Oil, Gas & Consumable Fuels	—	27,939,129	—	27,939,129
Personal Products	—	2,293,938	—	2,293,938
Pharmaceuticals	—	7,444,942	12,051,840	19,496,782
Specialty Retail	—	2,852,997	—	2,852,997
Tobacco	—	2,477,625	—	2,477,625
Short-Term Securities	2,231,691	—	—	2,231,691

Total	$576,529,160	$243,211,705	$57,320,093	$877,060,958

During the year ended September 30, 2017, there were no transfers between levels.

See Notes to Financial Statements.

32	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Schedule of Investments (concluded)	BlackRock High Equity Income Fund

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Equity-Linked Notes	Total
Assets:
Opening Balance, as of September 30, 2016	$8,157,645	$35,157,191	—	$43,314,836
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Accrued discounts/premiums	—	—	—	—
Net realized gain (loss)	—	—	—	—
Net change in unrealized appreciation (depreciation)[1,2]	3,563,138	(1,609,721)	$11,010	1,964,427
Purchases	—	—	12,040,830	12,040,830
Sales	—	—	—	—

Closing Balance, as of September 30, 2017	$11,720,783	$33,547,470	$12,051,840	$57,320,093

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2017 [1]	$3,563,138	$(1,609,721)	$11,010	$1,953,417

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at September 30, 2017, is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee to determine the value of certain of the Fund’s Level 3 investments as of period end. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $12,051,840. A significant change in such third party pricing information could result in a significantly lower or higher value of such Level 3 investments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	Weighted Average of Unobservable Inputs
Assets:
Common Stocks	$11,720,783	Market	Tangible Book Value Multiple[1]	1.75x	—
		Income	Discount Rate[2]	1.72%	—
			Discount Rate[2]	3.20%	—
			Time to Exit[1]	1 - 9 years	—
Preferred Stocks	33,547,470	Market	Discount Rate[2]	25%	—
			Revenue Growth Rate[1]	30% - 83%	59%
			Revenue Growth Rate[1]	5.75x - 12.25x	10.02x
			Scenario Probability[1]	5% - 50%	—
			Time to Exit[2]	1 year	—

Total	$45,268,253

[1]	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

[2]	Decrease in unobservable input may result in a significant increase to value, while an increase in the unobservable input may result in a significant decrease to value.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	33

Schedule of Investments September 30, 2017	BlackRock International Dividend Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 5.0%
Amcor Ltd.	581,167	$6,950,970
Ansell Ltd.	581,388	10,188,118
Sonic Healthcare Ltd.	722,287	11,869,221

		29,008,309
Belgium — 3.5%
Anheuser-Busch InBev SA	89,177	10,659,912
bpost SA	332,034	9,874,937

		20,534,849
Canada — 9.2%
Rogers Communications, Inc., Class B	523,325	26,985,158
TELUS Corp.	747,998	26,904,548

		53,889,706
China — 1.5%
ANTA Sports Products Ltd.	2,114,400	8,891,653
Denmark — 1.9%
Novo Nordisk A/S, Class B	225,025	10,818,916
Finland — 3.2%
Kone OYJ, Class B	353,209	18,723,258
France — 5.4%
Sanofi	316,352	31,491,614
Germany — 4.2%
Deutsche Post AG, Registered Shares	548,840	24,464,026
Hong Kong — 1.7%
Sands China Ltd.	1,913,600	10,008,319
Japan — 3.8%
Japan Tobacco, Inc.	679,100	22,254,761
Netherlands — 2.0%
Heineken NV	114,968	11,376,309
Sweden — 2.3%
Svenska Handelsbanken AB, A Shares	906,662	13,698,124
Switzerland — 16.7%
Givaudan SA, Registered Shares	6,943	15,114,830
Nestle SA, Registered Shares	295,042	24,766,195
Novartis AG, Registered Shares	333,798	28,631,506
Roche Holding AG	67,596	17,278,899
SGS SA, Registered Shares	5,019	12,052,002

		97,843,432
Taiwan — 4.6%
Far EasTone Telecommunications Co. Ltd.	3,974,000	9,454,786
Taiwan Semiconductor Manufacturing Co. Ltd.	2,389,000	17,111,118

		26,565,904

Common Stocks	Shares	Value
United Kingdom — 25.6%
AstraZeneca PLC	288,151	$19,162,432
British American Tobacco PLC	609,441	38,153,234
Diageo PLC	429,477	14,123,548
GlaxoSmithKline PLC	956,917	19,129,332
Imperial Brands PLC	743,307	31,724,888
Lloyds Banking Group PLC	9,049,430	8,223,720
Metro Bank PLC (a)	53	2,402
Unilever PLC	331,464	19,184,898

		149,704,454
United States — 6.0%
3M Co.	84,555	17,748,095
Microsoft Corp.	234,092	17,437,513

		35,185,608
Total Common Stocks — 96.6%		564,459,242

Preferred Stocks	Shares	Value
China — 0.9%
Xiaoju Kuaizhi Inc., Series A-17 (Acquired 7/28/15, cost $2,770,046) (a)(b)(c)	101,000	5,143,930
India — 0.5%
Jasper Infotech Private Ltd., Series F (Acquired 5/07/14, cost $5,332,969) (a)(b)(c)	749	2,098,404
Jasper Infotech Private Ltd., Series G (Acquired 10/29/14, cost $2,090,847) (a)(b)(c)	248	849,335

		2,947,739
Total Preferred Stocks — 1.4%		8,091,669
Total Long-Term Investments (Cost — $546,253,430) — 98.0%		$572,550,911

Short-Term Securities
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.91% (d)(e)	4,356,137	4,356,137
Total Short-Term Securities (Cost — $4,356,137) — 0.7%		4,356,137
Total Investments (Cost — $550,609,567) — 98.7%		576,907,048
Other Assets Less Liabilities — 1.3%		7,441,750

Net Assets — 100.0%		$584,348,798

Notes to Schedule of Investments
(a)	Non-income producing security.

(b)	Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $8,091,669, representing 1.38% of its net assets as of period end, and an original cost of $10,193,862.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

See Notes to Financial Statements.

34	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Schedule of Investments (continued)	BlackRock International Dividend Fund

(d)	During the year ended September 30, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2016	Net Activity	Shares Held at September 30, 2017	Value at September 30, 2017	Income		Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	25,833,103	(21,476,966)	4,356,137	$4,356,137	$55,972		$1,923	—
SL Liquidity Series, LLC, Money Market Series	—	—	—	—	1,636	[2]	6	—
Total				$4,356,137	$57,608		$1,929	—

[1]	Includes net capital gain distributions, if applicable.

[2]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(e)	Annualized 7-day yield as of period end.

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended September 30, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	—	—	—	$657,059	—	—	$657,059
Options written	—	—	$100,669	—	—	—	100,669
Total	—	—	$100,669	$657,059	—	—	$757,728

Net Change in Unrealized Appreciation (Depreciation) on:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	—	—	—	$465,935	—	—	$465,935

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward Foreign Currency Exchange contracts:
Average amounts purchased — in USD	$85,836,098
Average amounts sold — in USD	$98,154,168
Options:
Average value of option contracts written	$177

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	—	$29,008,309	—	$29,008,309
Belgium	—	20,534,849	—	20,534,849
Canada	$53,889,706	—	—	53,889,706
China	8,891,653	—	—	8,891,653
Denmark	—	10,818,916	—	10,818,916
Finland	—	18,723,258	—	18,723,258
France	—	31,491,614	—	31,491,614
Germany	—	24,464,026	—	24,464,026
Hong Kong	—	10,008,319	—	10,008,319

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	35

Schedule of Investments (concluded)	BlackRock International Dividend Fund

	Level 1	Level 2	Level 3	Total
Japan	—	$22,254,761	—	$22,254,761
Netherlands	—	11,376,309	—	11,376,309
Sweden	—	13,698,124	—	13,698,124
Switzerland	—	97,843,432	—	97,843,432
Taiwan	—	26,565,904	—	26,565,904
United Kingdom	—	149,704,454	—	149,704,454
United States	$.35,185,608	—	—	35,185,608
Preferred Stocks:
China	—	—	$5,143,930	5,143,930
India	—	—	2,947,739	2,947,739
Short-Term Securities	4,356,137	—	—	4,356,137

Total	$102,323,104	$466,492,275	$8,091,669	$576,907,048

During the year ended September 30, 2017, there were no transfers between levels.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Preferred Stocks
Assets:
Opening Balance, as of September 30, 2016	$29,608,987
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation (depreciation)[1,2]	(21,517,318)
Purchases	—
Sales	—

Closing Balance, as of September 30, 2017	$8,091,669

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2017 [2]	$(21,517,318)

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at September 30, 2017, is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee to determine the value of certain of the Fund’s Level 3 investments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	Weighted Average of Unobservable Inputs
Assets:
Preferred Stocks[3]	$8,091,669	Market	Revenue Multiple[1]	6.47x -12.00x	8.48x
			Time to Exit[2]	1 year	—
			Volatility[1]	30%	—

[1]	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

[2]	Decrease in unobservable input may result in a significant increase to value, while an increase in the unobservable input may result in a significant decrease to value.

[3]

For the year ended September 30, 2017, the valuation technique for investments classified as preferred stocks amounting to $2,947,739 changed to an Option Pricing Model. The investments were previously valued utilizing Probability-Weighted Expected Return Model. The change was due to consideration of liquidation preferences and exit strategy.

See Notes to Financial Statements.

36	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Schedule of Investments September 30, 2017	BlackRock Science & Technology Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Automobiles — 1.0%
Tesla, Inc. (a)	14,600	$4,980,060
Commercial Services & Supplies — 0.0%
Novus Holdings Ltd.	9,351	4,481
Communications Equipment — 0.4%
Advanced Ceramic X Corp.	149,000	2,080,336
Diversified Consumer Services — 0.6%
RYB Education, Inc. (a)	107,595	3,066,458
Electronic Equipment, Instruments & Components —2.6%
Flex Ltd. (a)	189,000	3,131,730
Largan Precision Co. Ltd.	17,000	2,999,058
Roku, Inc. (a)	142,086	3,770,962
Samsung SDI Co. Ltd.	21,000	3,653,778

		13,555,528
Equity Real Estate Investment Trusts (REITs) — 0.5%
Equinix, Inc.	5,200	2,320,760
Internet & Direct Marketing Retail — 6.6%
Amazon.com, Inc. (a)	18,000	17,304,300
Ensogo Ltd. (a)(b)	94,425	—
Expedia, Inc.	17,900	2,576,527
JD.com, Inc. — ADR (a)	72,800	2,780,960
Netflix, Inc. (a)	32,490	5,892,062
Priceline Group, Inc. (a)	1,600	2,929,312
Start Today Co. Ltd.	73,800	2,338,732

		33,821,893
Internet Software & Services — 23.0%
58.com, Inc. — ADR (a)	49,100	3,100,174
Alibaba Group Holding Ltd. — ADR (a)	96,100	16,597,431
Alphabet, Inc., Class A (a)	27,013	26,303,098
Baidu, Inc. — ADR (a)	47,550	11,777,660
Delivery Hero AG (a)(c)	72,871	2,885,213
Facebook, Inc., Class A (a)	85,300	14,575,211
Five9, Inc. (a)	98,100	2,344,590
LogMeIn, Inc.	26,500	2,916,325
MercadoLibre, Inc.	14,200	3,676,806
Okta, Inc. (a)	104,552	2,949,412
Shopify, Inc., Class A (a)	40,300	4,694,547
Takeaway.com Holding BV (a)(c)	39,500	1,736,908
Tencent Holdings Ltd.	471,000	20,592,447
Wix.com Ltd. (a)	48,300	3,470,355

		117,620,177
IT Services — 8.6%
Capgemini SE	22,000	2,578,927
Cognizant Technology Solutions Corp., Class A	33,000	2,393,820
DXC Technology Co.	40,000	3,435,200
GMO Payment Gateway, Inc. (d)	43,200	2,706,329
InterXion Holding NV (a)	63,100	3,213,683
Mastercard, Inc., Class A	62,800	8,867,360
PayPal Holdings, Inc. (a)	72,500	4,642,175
Square, Inc., Class A (a)	232,400	6,695,444
Visa, Inc., Class A	92,100	9,692,604

		44,225,542
Media — 1.1%
Naspers Ltd., N Shares	26,838	5,801,641
Multiline Retail — 0.5%
Magazine Luiza, S.A.	104,425	2,434,929
Real Estate Management & Development — 0.2%
Redfin Corp. (a)(d)	33,979	852,533
Semiconductors & Semiconductor Equipment — 20.6%
Advanced Micro Devices, Inc. (a)	291,800	3,720,450
AIXTRON SE (a)	225,300	3,039,541

Common Stocks	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
ams AG (a)	53,800	$3,906,396
Applied Materials, Inc.	109,400	5,698,646
ASML Holding NV	56,700	9,688,708
ASPEED Technology, Inc.	80,000	1,854,605
Broadcom Ltd.	32,721	7,936,151
IQE PLC (a)	1,124,917	1,880,464
Lam Research Corp.	33,000	6,106,320
Macronix International (a)	1,751,748	2,683,211
MagnaChip Semiconductor Corp. (a)	273,100	3,099,685
Megachips Corp.	91,800	3,016,549
Microchip Technology, Inc.	31,900	2,863,982
Micron Technology, Inc. (a)	99,000	3,893,670
Monolithic Power Systems, Inc.	24,100	2,567,855
NVIDIA Corp.	29,900	5,345,223
ON Semiconductor Corp. (a)	183,900	3,396,633
Rohm Co. Ltd.	34,800	2,986,145
Silicon Laboratories, Inc. (a)	31,300	2,500,870
Skyworks Solutions, Inc.	27,900	2,843,010
SOITEC (a)	88,110	5,783,146
STMicroelectronics NV	304,600	5,909,010
Taiwan Semiconductor Manufacturing Co. Ltd.	820,000	5,873,217
Teradyne, Inc.	61,400	2,289,606
Tower Semiconductor, Ltd. (a)	99,400	3,056,550
Ulvac, Inc.	57,200	3,604,861

		105,544,504
Software — 19.8%
Activision Blizzard, Inc.	104,100	6,715,491
Adobe Systems, Inc. (a)	39,700	5,922,446
Altium Ltd.	275,000	2,336,659
Atlassian Corp. PLC (a)	75,100	2,639,765
Autodesk, Inc. (a)	47,900	5,377,254
Electronic Arts, Inc. (a)	47,200	5,572,432
Guidewire Software, Inc. (a)	32,700	2,546,022
HubSpot, Inc. (a)	34,700	2,916,535
Microsoft Corp.	304,900	22,712,001
Nintendo Co. Ltd.	24,200	8,923,347
Proofpoint, Inc. (a)	40,110	3,498,394
PTC, Inc. (a)	46,100	2,594,508
RIB Software SE (d)	142,800	3,033,414
salesforce.com, Inc. (a)	103,000	9,622,260
Tableau Software, Inc., Class A (a)	26,300	1,969,607
Take-Two Interactive Software, Inc. (a)	56,300	5,755,549
Ubisoft Entertainment SA (a)	64,300	4,425,464
Xero Ltd. (a)	116,960	2,614,447
Zendesk, Inc. (a)	79,200	2,305,512

		101,481,107
Technology Hardware, Storage & Peripherals — 7.1%
Apple Inc.	185,759	28,629,177
BlackBerry Ltd. (a)	224,900	2,514,382
Samsung Electronics Co. Ltd.	2,400	5,400,537

		36,544,096
Total Common Stocks — 92.6%		474,334,045

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	37

Schedule of Investments (continued)	BlackRock Science & Technology Opportunities Portfolio

Preferred Stocks	Shares	Value
Internet & Direct Marketing Retail — 0.1%
Jasper Infotech Private Ltd., Series F (Acquired 5/07/14, cost $1,018,150) (a)(b)(e)	143	$400,630
Jasper Infotech Private Ltd., Series G (Acquired 10/29/14, cost $396,249) (a)(b)(e)	47	160,963

		561,593
Internet Software & Services — 1.9%
Uber Technologies, Inc., Series D (Acquired 6/06/14, cost $2,000,004) (a)(b)(e)	128,924	6,368,846
Xiaoju Kuaizhi Inc., Series A-17 (Acquired 7/28/15, cost $1,080,592) (a)(b)(e)	39,400	2,006,642
Zuora, Inc. (Acquired 1/16/15, cost $1,006,815) (a)(b)(e)	265,000	1,173,950

		9,549,438
Software — 0.6%
MongoDB, Series C (Acquired 12/19/13, cost $1,512,773) (a)(b)(e)	60,303	1,232,593
MongoDB, Series D (Acquired 12/19/13, cost $470,592) (a)(b)(e)	18,759	383,434
MongoDB, Series E (Acquired 12/19/13, cost $16,632) (a)(b)(e)	663	13,552
Palantir Technologies, Inc., Series I (Acquired 2/07/14, cost $1,500,011) (a)(b)(e)	244,700	1,387,449

		3,017,028
Total Preferred Stocks — 2.6%		13,128,059
Total Long-Term Investments (Cost — $278,094,389) — 95.2%		487,462,104

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.91% (f)(g)	18,686,309	$18,686,309
SL Liquidity Series, LLC, Money Market Series, 1.32% (f)(g)(h)	1,425,730	1,425,872
Total Short-Term Securities (Cost — $20,112,163) — 3.9%		20,112,181

Total Investments Before Options Written (Cost — $298,206,552) — 99.1%		507,574,285

Options Written
(Premiums Received — $535,506) — (0.1)%		(647,591)
Total Investments Net of Options Written — 99.0%		506,926,694
Other Assets Less Liabilities — 1.0%		5,145,102

Net Assets — 100.0%		$512,071,796

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security, or a portion of the security, is on loan.

(e)	Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $13,128,059, representing 2.56% of its net assets as of period end, and an original cost $9,001,816.

(f)	During the year ended September 30, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2016	Net Activity	Shares Held at September 30, 2017	Value at September 30, 2017	Income		Net Realized Gain (Loss)[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	1,579,591	17,106,718	18,686,309	$18,686,309	$ 51,390		$ 9	—
SL Liquidity Series, LLC, Money Market Series	2,454,786	(1,029,056)	1,425,730	1,425,872	173,038	[2]	(206)	$18
Total				$20,112,181	$224,428		$(197)	$18

[1]	Includes net capital gain distributions.

[2]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(g)	Annualized 7-day yield as of period end.

(h)	Security was purchased with the cash collateral from loaned securities.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

38	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Schedule of Investments (continued)	BlackRock Science & Technology Opportunities Portfolio

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Advanced Micro Devices, Inc.	614	10/06/17	USD	13.50	USD	783	$(3,684)
PayPal Holdings, Inc.	121	10/06/17	USD	60.50	USD	775	(44,165)
NVIDIA Corp.	18	10/13/17	USD	172.50	USD	322	(14,760)
Advanced Micro Devices, Inc.	175	10/20/17	USD	14.00	USD	223	(3,413)
Baidu, Inc.	49	10/20/17	USD	240.00	USD	1,214	(53,532)
Monolithic Power Systems, Inc.	43	10/20/17	USD	105.00	USD	458	(13,223)
NVIDIA Corp.	18	10/20/17	USD	175.00	USD	322	(13,680)
PayPal Holdings, Inc.	79	10/20/17	USD	60.00	USD	506	(35,747)
Proofpoint, Inc.	70	10/20/17	USD	95.00	USD	611	(7,000)
Skyworks Solutions, Inc.	18	10/20/17	USD	105.00	USD	183	(1,845)
Advanced Micro Devices, Inc.	144	10/27/17	USD	13.00	USD	184	(10,872)
Baidu, Inc.	62	10/27/17	USD	235.00	USD	1,536	(101,990)
Baidu, Inc.	55	10/27/17	USD	245.00	USD	1,362	(55,688)
NVIDIA Corp.	110	10/27/17	USD	180.00	USD	1,966	(64,075)
NVIDIA Corp.	17	10/27/17	USD	177.50	USD	304	(11,985)
Skyworks Solutions, Inc.	24	10/27/17	USD	104.00	USD	245	(4,380)
Advanced Micro Devices, Inc.	175	11/03/17	USD	14.50	USD	223	(6,650)
PayPal Holdings, Inc.	53	11/03/17	USD	64.50	USD	339	(11,448)
Skyworks Solutions, Inc.	28	11/10/17	USD	106.00	USD	285	(7,420)
Advanced Micro Devices, Inc.	496	11/17/17	USD	13.00	USD	632	(47,368)
MercadoLibre, Inc.	48	11/17/17	USD	290.00	USD	1,243	(27,360)
Monolithic Power Systems, Inc.	41	11/17/17	USD	105.00	USD	437	(20,500)
Proofpoint, Inc.	70	11/17/17	USD	95.00	USD	611	(15,225)
Total							$(576,010)

OTC Options Written
Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Xero Ltd.	UBS AG	8,700	10/13/17	NZD	27.29	NZD	269	$(22,836)
Xero Ltd.	Citibank N.A.	6,000	10/25/17	NZD	26.81	NZD	186	(17,902)
Xero Ltd.	UBS AG	12,500	11/16/17	NZD	29.38	NZD	387	(17,242)
Xero Ltd.	Citibank N.A.	13,700	12/05/17	NZD	30.45	NZD	424	(13,601)
Total								$(71,581)

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	39

Schedule of Investments (continued)	BlackRock Science & Technology Opportunities Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of year end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities - Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Options written	Options written at value	—	—	$647,591	—	—	—	$647,591

Total		—	—	$647,591	—	—	—	$647,591

For the year ended September 30, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	—	—	—	$(416,302)	—	—	$ (416,302)
Options written	—	—	$(1,714,544)	—	—	—	(1,714,544)

Total	—	—	$(1,714,544)	$(416,302)	—	—	$ (2,130,846)

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	—	—	—	$359,483	—	—	$359,483
Options written	—	—	$(43,868)	—	—	—	(43,868)

Total	—	—	$(43,868)	$359,483	—	—	$315,615

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$9,833,684
Average amounts sold — in USD	$2,174,371
Options:
Average value of option contracts written	$506,014

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Options	—	$647,591

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	$647,591

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(576,010)

Total derivative assets and liabilities subject to an MNA	—	$71,581

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivative Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Citibank N.A	$31,503	—	—	—	$31,503
UBS AG	40,078	—	—	—	40,078

Total	$71,581	—	—	—	$71,581

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

See Notes to Financial Statements.

40	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Schedule of Investments (continued)	BlackRock Science & Technology Opportunities Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Automobiles	$4,980,060	—	—	$4,980,060
Commercial Services & Supplies	—	$4,481	—	4,481
Communications Equipment	—	2,080,336	—	2,080,336
Diversified Consumer Services	3,066,458	—	—	3,066,458
Electronic Equipment, Instruments & Components	6,902,692	6,652,836	—	13,555,528
Equity Real Estate Investment Trusts (REITs)	2,320,760	—	—	2,320,760
Internet & Direct Marketing Retail	31,483,161	2,338,732	—	33,821,893
Internet Software & Services	97,027,730	20,592,447	—	117,620,177
IT Services	38,940,286	5,285,256	—	44,225,542
Media	—	5,801,641	—	5,801,641
Multiline Retail	2,434,929	—	—	2,434,929
Real Estate Management & Development	852,533	—	—	852,533
Semiconductors & Semiconductor Equipment	57,199,115	48,345,389	—	105,544,504
Software	80,147,776	21,333,331	—	101,481,107
Technology Hardware, Storage & Peripherals	31,143,559	5,400,537	—	36,544,096
Preferred Stocks:
Internet & Direct Marketing Retail	—	—	$561,593	561,593
Internet Software & Services	—	—	9,549,438	9,549,438
Software	—	—	3,017,028	3,017,028
Short-Term Securities	18,686,309	—	—	18,686,309

Subtotal	$375,185,368	$117,834,986	$13,128,059	$506,148,413

Investments Valued at NAV[1]				1,425,872

Total Investments				$507,574,285

Derivative Financial Instruments[2]
Liabilities:
Equity contracts	$(576,010)	$(71,581)	—	$(647,591)

[1]	As of September 30, 2017, certain of the Fund’s investments were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

[2]	Derivative financial instruments are options written shown at value.

During the year ended September 30, 2017, there were no transfers between Level 1 and Level 2.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	41

Schedule of Investments (concluded)	BlackRock Science & Technology Opportunities Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total
Assets:
Opening Balance, as of September 30, 2016	$46,974	$18,053,994	$18,100,968
Transfers into Level 3		—	—
Transfers out of Level 3	—	—	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation (depreciation)[1,2]	(46,974)	(4,425,941)	(4,472,915)
Purchases	—	—	—
Sales	—	(499,994)	(499,994)

Closing Balance, as of September 30, 2017	—	$13,128,059	$13,128,059

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2017[1]	$(46,974)	$(4,425,941)	$(4,472,915)

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at September 30, 2017, is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee to determine the value of certain of the Fund’s Level 3 investments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	Weighted Average of Unobservable Inputs
Assets:
Preferred Stocks[3]	$13,128,059	Market	Discount Rate[2]	25%	—
			Revenue Growth Rate[1]	30% - 83%	53.59%
			Revenue Multiple[1]	5.75x - 12.25x	10.09x
			Time to Exit[2]	1 year	—
			Volatility[1]	30%	—
			Scenario Probability[1]	5% - 50%	—

[1]	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

[2]	Decrease in unobservable input may result in a significant increase to value, while an increase in the unobservable input may result in a significant decrease to value.

[3]	For the year ended September 30, 2017, the valuation technique for investments classified as preferred stocks amounting to $561,593 changed to an Option Pricing Model.

The investments were previously valued utilizing Probability-Weighted Expected Return Model. The change was due to consideration of liquidation preferences and exit strategy.

See Notes to Financial Statements.

42	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Statements of Assets and Liabilities

September 30, 2017	BlackRock Advantage International Fund	BlackRock Health Sciences Opportunities Portfolio	BlackRock High Equity Income Fund	BlackRock International Dividend Fund	BlackRock Science & Technology Opportunities Portfolio

Assets
Investments at value — unaffiliated[1,2]	$308,430,680	$5,897,634,218	$874,829,267	$572,550,911	$487,462,104
Investments at value — affiliated[3]	8,264,737	189,145,091	2,231,691	4,356,137	20,112,181
Cash pledged as collateral for OTC derivatives	—	—	—	—	200
Cash pledged for futures contracts	541,313	—	—	—	—
Foreign currency at value[4]	1,698,889	13,896	—	860,929	18,509
Receivables:
Investments sold	163,426	11,461,679	9,537,902	5,349,330	5,033,248
Options written	—	—	—	—	6,782
Securities lending income — affiliated	890	113	—	—	5,415
Capital shares sold	194,834	8,648,522	2,528,346	654,342	7,812,155
Dividends — affiliated	6,215	140,824	14,296	2,117	10,119
Dividends — unaffiliated	1,205,272	5,071,905	1,465,407	2,786,252	209,369
From the Manager	95,324	—	315,061	250,482	13,066
Unrealized appreciation on forward foreign currency exchange contracts	—	23,137	—	—	—
Variation margin on financial futures contracts	52,719	—	—	—	—
Prepaid expenses	18,749	87,533	34,366	44,382	37,281
Other assets	—	—	398,541	—	—

Total assets	320,673,048	6,112,226,918	891,354,877	586,854,882	520,720,429

Liabilities
Bank overdraft	—	13,708	1,360	—	46,863
Cash collateral on securities loaned at value	122,106	387,500	—	—	1,425,811
Options written at value[5]	—	—	—	—	647,591
Payables:
Investments purchased	815,977	64,855,157	2,753,108	310,691	4,836,590
Administration fees	11,065	—	30,106	20,606	—
Capital shares redeemed	620,586	15,346,355	4,349,997	1,164,503	784,261
Investment advisory fees	96,619	3,315,698	509,322	316,735	372,570
Officer’s and Trustees’ fees	3,092	29,512	7,154	4,813	3,567
Options written	—	—	—	—	23,510
Other accrued expenses	258,720	2,717,035	748,105	553,417	354,239
Other affiliates	13,786	418,337	—	—	34,757
Service and distribution fees	59,104	1,385,600	167,214	120,292	118,874
Transfer agent fees	2,721	—	67,137	15,027	—
Unrealized depreciation on forward foreign currency exchange contracts	—	278,726	—	—	—

Total liabilities	2,003,776	88,747,628	8,633,503	2,506,084	8,648,633

Net Assets	$318,669,272	$6,023,479,290	$882,721,374	$584,348,798	$512,071,796

Net Assets Consist of
Paid-in capital	$311,378,214	$3,939,610,847	$844,933,141	$552,154,060	$289,109,039
Accumulated (distributions in excess of) net investment income (loss)	1,690,708	(1,001,620)	3,842,160	3,799,039	(1,575,900)
Accumulated net realized gain (loss)	(10,172,343)	99,064,810	(2,203,955)	2,084,544	15,298,008
Net unrealized appreciation/(depreciation)	15,772,693	1,985,805,253	36,150,028	26,311,155	209,240,649

Net Assets	$318,669,272	$6,023,479,290	$882,721,374	$584,348,798	$512,071,796

[1] Investments at cost — unaffiliated	$292,908,048	$3,911,618,631	$838,682,688	$546,253,430	$278,094,389
[2] Securities loaned at value	$113,985	$386,750	—	—	$1,380,215
[3] Investments at cost — affiliated	$8,264,740	$189,145,091	$2,231,691	$4,356,137	$20,112,163
[4] Foreign currency at cost	$1,695,781	—	—	$862,053	$18,509
[5] Premiums received	—	—	—	—	$535,506

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	43

Statements of Assets and Liabilities (concluded)

September 30, 2017	BlackRock Advantage International Fund	BlackRock Health Sciences Opportunities Portfolio	BlackRock High Equity Income Fund	BlackRock International Dividend Fund	BlackRock Science & Technology Opportunities Portfolio

Net Asset Value
Institutional
Net assets	$116,595,350	$2,190,418,025	$462,486,713	$198,205,600	$147,795,747

Shares outstanding[1]	6,952,278	38,238,115	16,924,064	6,320,998	5,763,928

Net asset value	$16.77	$57.28	$27.33	$31.36	$25.64

Service
Net assets	—	$33,231,042	$18,087,030	$7,142,022	$6,312,123

Shares outstanding[1]	—	605,309	727,308	239,956	258,312

Net asset value	—	$54.90	$24.87	$29.76	$24.44

Investor A
Net assets	$169,805,679	$2,597,901,016	$278,649,041	$325,103,282	$271,307,109

Shares outstanding[1]	10,229,324	47,490,631	11,841,074	11,096,952	11,328,366

Net asset value	$16.60	$54.70	$23.53	$29.30	$23.95

Investor B
Net assets	—	$470,166	$177,280	$13,779	—

Shares outstanding[1]	—	9,462	10,994	513.593	—

Net asset value	—	$49.69	$16.13	$26.83	—

Investor C
Net assets	$24,717,247	$954,779,839	$123,321,310	$53,884,115	$76,957,153

Shares outstanding[1]	1,548,496	19,671,285	7,644,734	2,088,100	3,714,694

Net asset value	$15.96	$48.54	$16.13	$25.81	$20.72

Class K
Net assets	—	$48,253,209	—	—	—

Shares outstanding[1]	—	841,107	—	—	—

Net asset value	—	$57.37	—	—	—

Class R
Net assets	$7,550,996	$198,425,993	—	—	$9,699,664

Shares outstanding[1]	456,864	3,694,150	—	—	400,803

Net asset value	$16.53	$53.71	—	—	$24.20

[1]	Unlimited number of shares authorized, $ 0.001 par value.

See Notes to Financial Statements.

44	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Statements of Operations

Year Ended September 30, 2017	BlackRock Advantage International Fund	BlackRock Health Sciences Opportunities Portfolio	BlackRock High Equity Income Fund	BlackRock International Dividend Fund	BlackRock Science & Technology Opportunities Portfolio

Investment Income
Dividends — unaffiliated	$5,811,886	$62,452,958	$13,387,023	$18,884,149	$2,502,015
Dividends — affiliated	24,785	813,675	133,180	55,972	51,390
Interest — unaffiliated	371	—	3,681,242	—	11
Securities lending income — affiliated — net	33,260	233,562	248,359	1,636	173,038
Foreign taxes withheld	(376,831)	(262,052)	(423,034)	(1,551,397)	(164,631)

Total income	5,493,471	63,238,143	17,026,770	17,390,360	2,561,823

Expenses
Investment advisory	2,150,890	37,369,174	10,340,823	6,535,600	3,453,140
Service and distribution — class specific	784,422	17,185,858	2,409,513	1,529,550	1,232,546
Transfer agent — class specific	371,494	7,137,713	1,728,617	1,136,475	686,788
Administration	115,639	1,968,459	464,473	289,700	163,065
Administration — class specific	54,468	1,096,511	228,514	138,788	76,681
Accounting services	75,521	1,135,970	214,514	180,163	103,417
Professional	116,687	160,969	80,029	86,250	81,222
Registration	59,876	217,016	81,375	74,890	81,620
Custodian	57,488	201,227	66,876	120,179	45,720
Printing	23,689	204,511	73,230	48,334	25,553
Offering	69,347	44,123	151,359	92,960	16,900
Officer and Trustees	13,622	119,770	31,029	20,529	16,026
Miscellaneous	45,634	180,990	73,265	63,164	45,727
Recoupment of past waived and/or reimbursed fees — class specific	38	—	60	296	10,459

Total expenses	3,938,815	67,022,291	15,943,677	10,316,878	6,038,864
Less:
Fees waived by the Manager	(244,052)	(93,940)	(550,711)	(764,104)	(6,107)
Administration fees waived	(305)	—	—	—	—
Administration fees waived — class specific	(54,301)	—	(227,972)	(137,148)	(21,717)
Transfer agent fees waived and/or reimbursed — class specific	(315,829)	—	(1,544,893)	(718,616)	(19,098)
Expenses reimbursed by the Manager	(1,114)	—	—	—	—

Total expenses after waived and/or reimbursed	3,323,214	66,928,351	13,620,101	8,697,010	5,991,942

Net investment income (loss)	2,170,257	(3,690,208)	3,406,669	8,693,350	(3,430,119)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	64,476,112	162,721,964	404,145,092	106,010,401	24,003,546
Investments — affiliated	232	1,236	530	1,923	(206)
Capital gain distributions received from affiliated investment companies	20	526	47	6	9
Options written	—	44,211	—	100,669	(1,714,544)
Futures contracts	(125,173)	—	2,700,707	—	—
Forward foreign currency exchange contracts	978,015	299,554	—	657,059	(416,302)
Foreign currency transactions	(727,470)	1,232,133	65,559	(2,633,421)	(31,426)

	64,601,736	164,299,624	406,911,935	104,136,637	21,841,077

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(22,708,480)	654,405,938	(242,539,249)	(51,216,312)	100,428,003
Investments — affiliated	(3)	—	(5,803,000)	—	18
Options written	—	—	—	—	(43,868)
Futures contracts	225,808	—	—	—	—
Forward foreign currency exchange contracts	31,886	122,228	—	465,935	359,483
Foreign currency translations	26,859	93,862	3,449	14,138	126,550

	(22,423,930)	654,622,028	(248,338,800)	(50,736,239)	100,870,186

Net realized and unrealized gain	42,177,806	818,921,652	158,573,135	53,400,398	122,711,263

Net Increase in Net Assets Resulting from Operations	$44,348,063	$815,231,444	$161,979,804	$62,093,748	$119,281,144

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	45

Statements of Changes in Net Assets

	BlackRock Advantage International Fund		BlackRock Health Sciences Opportunities Portfolio
	Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2017	2016	2017	2016

Operations
Net investment income (loss)	$2,170,257	$961,272	$(3,690,208)	$(6,361,958)
Net realized gain (loss)	64,601,736	(187,924)	164,299,624	194,132,675
Net change in unrealized appreciation (depreciation)	(22,423,930)	19,875,191	654,622,028	211,536,058

Net increase in net assets resulting from operations	44,348,063	20,648,539	815,231,444	399,306,775

Distributions to Shareholders[1]
From net investment income:
Institutional	(1,054,891)	(619,605)	—	(22,298,254)
Service	—	—	—	(478,881)
Investor A	(2,580,871)	(899,321)	—	(37,514,609)
Investor B	—	—	—	(29,351)
Investor C	(407,243)	(16,130)	—	(11,253,614)
Class R	(106,996)	(2,834)	—	(1,841,924)
From net realized gain:
Institutional	—	—	(33,661,485)	(156,511,804)
Service	—	—	(712,180)	(3,892,637)
Investor A	—	—	(57,658,190)	(304,226,033)
Investor B	—	—	(108,850)	(1,169,065)
Investor C	—	—	(26,756,248)	(138,472,716)
Class K	—	—	(52,299)	—
Class R	—	—	(3,876,937)	(16,680,004)

Decrease in net assets resulting from distributions to shareholders	(4,150,001)	(1,537,890)	(122,826,189)	(694,368,892)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	20,533,743	(33,305,733)	(258,339,192)	183,180,276

Net Assets
Total increase (decrease) in net assets	60,731,805	(14,195,084)	434,066,063	(111,881,841)
Beginning of year	257,937,467	272,132,551	5,589,413,227	5,701,295,068

End of year	$318,669,272	$257,937,467	$6,023,479,290	$5,589,413,227

Undistributed (distributions in excess of) net investment income (loss), end of year	$1,690,708	$1,848,762	$(1,001,620)	$(790,254)

[1]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

46	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Statements of Changes in Net Assets (concluded)

	BlackRock High Equity Income Fund		BlackRock International Dividend Fund		BlackRock Science & Technology Opportunities Portfolio
	Year Ended September 30,		Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2017	2016	2017	2016	2017	2016

Operations
Net investment income (loss)	$3,406,669	$5,069,479	$8,693,350	$7,664,088	$(3,430,119)	$(2,545,994)
Net realized gain (loss)	406,911,935	86,456,826	104,136,637	16,357,683	21,841,077	8,027,532
Net change in unrealized appreciation (depreciation)	(248,338,800)	7,884,409	(50,736,239)	38,313,387	100,870,186	51,974,406

Net increase (decrease) in net assets resulting from operations	161,979,804	99,410,714	62,093,748	62,335,158	119,281,144	57,455,944

Distributions to Shareholders[1]
From net investment income:
Institutional	(4,121,183)	—	(13,567,444)	(830,904)	—	—
Service	(28,155)	—	(458,746)	—	—	—
Investor A	(643,713)	—	(15,878,274)	—	—	—
Investor B	—	—	(7,012)	—	—	—
Investor C	—	—	(2,588,535)	—	—	—
From net realized gain:
Institutional	(217,421,486)	(58,975,801)	(27,306,404)	—	(844,835)	—
Service	(9,054,727)	(2,251,232)	(1,012,070)	—	(25,487)	—
Investor A	(135,161,494)	(33,477,630)	(42,199,561)	—	(2,022,098)	—
Investor B	(406,724)	(648,243)	(1,945)	—	—	—
Investor C	(76,117,266)	(19,472,522)	(7,818,376)	—	(804,376)	—
Class R	—	—	—	—	(70,281)	—

Decrease in net assets resulting from distributions to shareholders	(442,954,748)	(114,825,428)	(110,838,367)	(830,904)	(3,767,077)	—

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(101,971,201)	(124,502,959)	(161,361,762)	(224,401,652)	72,377,356	19,892,326

Net Assets
Total increase (decrease) in net assets	(382,946,145)	(139,917,673)	(210,106,381)	(162,897,398)	187,891,423	77,348,270
Beginning of year	1,265,667,519	1,405,585,192	794,455,179	957,352,577	324,180,373	246,832,103

End of year	$882,721,374	$1,265,667,519	$584,348,798	$794,455,179	$512,071,796	$324,180,373

Undistributed (distributions in excess of) net investment income (loss), end of year	$3,842,160	$4,525,770	$3,799,039	$26,517,098	$(1,575,900)	$(1,498,928)

[1]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	47

Financial Highlights	BlackRock Advantage International Fund

	Institutional
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$14.50	$13.34	$14.19	$13.42	$11.11

Net investment income[1]	0.19	0.09	0.09	0.12	0.10
Net realized and unrealized gain (loss)	2.37	1.18	(0.69)	0.65	2.36

Net increase (decrease) from investment operations	2.56	1.27	(0.60)	0.77	2.46

Distributions from net investment income[2]	(0.29)	(0.11)	(0.25)	—	(0.15)

Net asset value, end of year	$16.77	$14.50	$13.34	$14.19	$13.42

Total Return[3]
Based on net asset value	17.99%	9.60%	(4.28)%	5.74%	22.40%

Ratios to Average Net Assets
Total expenses	1.10%	1.21%	1.21%	1.20%	1.22%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.86%	1.06%	1.06%	1.06%	1.06%

Net investment income	1.20%	0.68%	0.62%	0.82%	0.83%

Supplemental Data
Net assets, end of year (000)	$116,595	$52,490	$57,826	$61,601	$63,182

Portfolio turnover rate	177%	67%	64%	99%	149%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

See Notes to Financial Statements.

48	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Financial Highlights (continued)	BlackRock Advantage International Fund

	Investor A
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$14.35	$13.20	$14.04	$13.32	$11.02

Net investment income[1]	0.12	0.06	0.05	0.08	0.07
Net realized and unrealized gain (loss)	2.38	1.16	(0.68)	0.64	2.35

Net increase (decrease) from investment operations	2.50	1.22	(0.63)	0.72	2.42

Distributions from net investment income[2]	(0.25)	(0.07)	(0.21)	—	(0.12)

Net asset value, end of year	$16.60	$14.35	$13.20	$14.04	$13.32

Total Return[3]
Based on net asset value	17.71%	9.30%	(4.55)%	5.41%	22.14%

Ratios to Average Net Assets
Total expenses	1.42%	1.49%	1.48%	1.46%	1.48%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.19%	1.33%	1.33%	1.33%	1.33%

Net investment income	0.82%	0.46%	0.35%	0.56%	0.56%

Supplemental Data
Net assets, end of year (000)	$169,806	$153,886	$163,932	$191,653	$202,343

Portfolio turnover rate	177%	67%	64%	99%	149%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	49

Financial Highlights (continued)	BlackRock Advantage International Fund

	Investor C
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$13.81	$12.74	$13.54	$12.94	$10.71

Net investment loss[1]	(0.01)	(0.05)	(0.06)	(0.03)	(0.03)
Net realized and unrealized gain (loss)	2.29	1.12	(0.66)	0.63	2.28

Net increase (decrease) from investment operations	2.28	1.07	(0.72)	0.60	2.25

Distributions from net investment income[2]	(0.13)	(0.00)[3]	(0.08)	—	(0.02)

Net asset value, end of year	$15.96	$13.81	$12.74	$13.54	$12.94

Total Return[4]
Based on net asset value	16.70%	8.44%	(5.32)%	4.64%	21.07%

Ratios to Average Net Assets
Total expenses	2.22%[5]	2.27%[5]	2.27%	2.24%	2.28%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.03%	2.14%	2.14%	2.14%	2.14%

Net investment income (loss)	(0.05)%	(0.35)%	(0.47)%	(0.25)%	(0.25)%

Supplemental Data
Net assets, end of year (000)	$24,717	$43,218	$42,066	$51,845	$55,494

Portfolio turnover rate	177%	67%	64%	99%	149%

[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
[3]	Amount is greater than $(0.005) per share.
[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[5]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See Notes to Financial Statements.

50	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Financial Highlights (concluded)	BlackRock Advantage International Fund

	Class R
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$14.29	$13.12	$13.94	$13.28	$10.99

Net investment income (loss)[1]	0.07	0.01	(0.01)	0.02	0.02
Net realized and unrealized gain (loss)	2.36	1.16	(0.68)	0.64	2.35

Net increase (decrease) from investment operations	2.43	1.17	(0.69)	0.66	2.37

Distributions from net investment income[2]	(0.19)	(0.00)[3]	(0.13)	—	(0.08)

Net asset value, end of year	$16.53	$14.29	$13.12	$13.94	$13.28

Total Return[4]
Based on net asset value	17.26%	8.96%	(4.95)%	4.97%	21.71%

Ratios to Average Net Assets
Total expenses	1.75%[5]	1.83%[5]	1.81%[5]	1.81%[5]	1.81%[6]

Total expenses after fees waived and/or reimbursed and paid indirectly	1.55%	1.72%	1.72%	1.72%	1.72%

Net investment income (loss)	0.46%	0.08%	(0.07)%	0.17%	0.18%

Supplemental Data
Net assets, end of year (000)	$7,551	$8,343	$8,308	$12,483	$14,371

Portfolio turnover rate	177%	67%	64%	99%	149%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

[6]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2013, the ratio would have been 1.80%.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	51

Financial Highlights	BlackRock Health Sciences Opportunities Portfolio

	Institutional
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$50.30	$52.51	$50.07	$43.24	$34.62

Net investment income[1]	0.14	0.13	0.05	0.09	0.20
Net realized and unrealized gain	7.92	3.87	5.96	10.94	10.82

Net increase from investment operations	8.06	4.00	6.01	11.03	11.02

Distributions:[2]
From net investment income	—	(0.77)	(0.15)	(0.15)	(0.18)
From net realized gain	(1.08)	(5.44)	(3.42)	(4.05)	(2.22)

Total distributions	(1.08)	(6.21)	(3.57)	(4.20)	(2.40)

Net asset value, end of year	$57.28	$50.30	$52.51	$50.07	$43.24

Total Return[3]
Based on net asset value	16.53%	7.99%	12.25%	27.74%	34.07%

Ratios to Average Net Assets
Total expenses	0.89%	0.90%[4]	0.88%	0.91%	0.94%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.89%	0.90%[4]	0.88%	0.91%	0.94%

Net investment income	0.27%	0.25%[4]	0.09%	0.20%	0.54%

Supplemental Data
Net assets, end of year (000)	$2,190,418	$1,544,880	$1,513,269	$1,141,938	$748,148

Portfolio turnover rate	39%	50%	50%	57%	94%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See Notes to Financial Statements.

52	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Financial Highlights (continued)	BlackRock Health Sciences Opportunities Portfolio

	Service
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$48.39	$50.77	$48.51	$42.02	$33.72

Net investment income (loss)[1]	(0.01)	(0.01)	(0.10)	(0.04)	0.09
Net realized and unrealized gain	7.60	3.74	5.79	10.61	10.53

Net increase from investment operations	7.59	3.73	5.69	10.57	10.62

Distributions:[2]
From net investment income	—	(0.67)	(0.01)	(0.03)	(0.10)
From net realized gain	(1.08)	(5.44)	(3.42)	(4.05)	(2.22)

Total distributions	(1.08)	(6.11)	(3.43)	(4.08)	(2.32)

Net asset value, end of year	$54.90	$48.39	$50.77	$48.51	$42.02

Total Return[3]
Based on net asset value	16.20%	7.69%	11.95%	27.36%	33.68%

Ratios to Average Net Assets
Total expenses	1.17%	1.17%[4]	1.16%	1.21%	1.23%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.17%	1.17%[4]	1.15%	1.20%	1.23%

Net investment income (loss)	(0.02)%	(0.03)%[4]	(0.19)%	(0.08)%	0.25%

Supplemental Data
Net assets, end of year (000)	$33,231	$31,917	$35,583	$30,139	$23,035

Portfolio turnover rate	39%	50%	50%	57%	94%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	53

Financial Highlights (continued)	BlackRock Health Sciences Opportunities Portfolio

	Investor A
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$48.22	$50.61	$48.38	$41.92	$33.64

Net investment income (loss)[1]	(0.01)	(0.01)	(0.10)	(0.03)	0.09
Net realized and unrealized gain	7.57	3.73	5.77	10.57	10.51

Net increase from investment operations	7.56	3.72	5.67	10.54	10.60

Distributions:[2]
From net investment income	—	(0.67)	(0.02)	(0.03)	(0.10)
From net realized gain	(1.08)	(5.44)	(3.42)	(4.05)	(2.22)

Total distributions	(1.08)	(6.11)	(3.44)	(4.08)	(2.32)

Net asset value, end of year	$54.70	$48.22	$50.61	$48.38	$41.92

Total Return[3]
Based on net asset value	16.20%	7.70%	11.94%	27.37%	33.73%

Ratios to Average Net Assets
Total expenses	1.17%	1.18%[4]	1.16%	1.19%	1.22%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.17%	1.18%[4]	1.15%	1.19%	1.21%

Net investment income (loss)	(0.02)%	(0.03)%[4]	(0.19)%	(0.07)%	0.26%

Supplemental Data
Net assets, end of year (000)	$2,597,901	$2,701,948	$2,827,428	$2,051,816	$1,641,026

Portfolio turnover rate	39%	50%	50%	57%	94%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See Notes to Financial Statements.

54	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Financial Highlights (continued)	BlackRock Health Sciences Opportunities Portfolio

	Investor B
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$44.33	$46.82	$44.84	$38.99	$31.46

Net investment loss[1]	(0.43)	(0.37)	(0.48)	(0.34)	(0.17)
Net realized and unrealized gain	6.87	3.46	5.37	9.83	9.79

Net increase from investment operations	6.44	3.09	4.89	9.49	9.62

Distributions:[2]
From net investment income	—	(0.14)	—	—	—
From net realized gain	(1.08)	(5.44)	(2.91)	(3.64)	(2.09)

Total distributions	(1.08)	(5.58)	(2.91)	(3.64)	(2.09)

Net asset value, end of year	$49.69	$44.33	$46.82	$44.84	$38.99

Total Return[3]
Based on net asset value	15.07%	6.85%	11.06%	26.40%	32.63%

Ratios to Average Net Assets
Total expenses	2.12%	1.98%[4]	1.95%	1.98%	2.02%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.12%	1.98%[4]	1.95%	1.98%	2.02%

Net investment loss	(0.99)%	(0.85)%[4]	(0.98)%	(0.85)%	(0.51)%

Supplemental Data
Net assets, end of year (000)	$470	$5,482	$11,016	$23,321	$39,048

Portfolio turnover rate	39%	50%	50%	57%	94%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	55

Financial Highlights (continued)	BlackRock Health Sciences Opportunities Portfolio

	Investor C
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$43.22	$46.05	$44.36	$38.77	$31.34

Net investment loss[1]	(0.33)	(0.32)	(0.45)	(0.32)	(0.16)
Net realized and unrealized gain	6.73	3.37	5.31	9.74	9.74

Net increase from investment operations	6.40	3.05	4.86	9.42	9.58

Distributions:[2]
From net investment income	—	(0.44)	—	—	(0.00)[3]
From net realized gain	(1.08)	(5.44)	(3.17)	(3.83)	(2.15)

Total distributions	(1.08)	(5.88)	(3.17)	(3.83)	(2.15)

Net asset value, end of year	$48.54	$43.22	$46.05	$44.36	$38.77

Total Return[4]
Based on net asset value	15.37%	6.92%	11.14%	26.46%	32.71%

Ratios to Average Net Assets
Total expenses	1.90%	1.90%[5]	1.88%	1.91%	1.95%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.90%	1.90%[5]	1.87%	1.91%	1.95%

Net investment loss	(0.75)%	(0.75)%[5]	(0.90)%	(0.80)%	(0.48)%

Supplemental Data
Net assets, end of year (000)	$954,780	$1,130,051	$1,167,437	$822,928	$596,123

Portfolio turnover rate	39%	50%	50%	57%	94%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See Notes to Financial Statements.

56	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Financial Highlights (continued)	BlackRock Health Sciences Opportunities Portfolio

	Class K
	Year Ended September 30, 2017	Period June 8, 2016[1] to September 30, 2016

Per Share Operating Performance
Net asset value, beginning of period	$50.32	$49.82

Net investment income[2]	0.26	0.09
Net realized and unrealized gain	7.87	0.41

Net increase from investment operations	8.13	0.50

Distributions from net realized gain[3]	(1.08)	—

Net asset value, end of period	$57.37	$50.32

Total Return[4]
Based on net asset value	16.67%	1.00%[5]

Ratios to Average Net Assets
Total expenses	0.78%	0.82%[6,7]

Total expenses after fees waived and/or reimbursed	0.78%	0.82%[6,7]

Net investment income	0.47%	0.54%[6,7]

Supplemental Data
Net assets, end of period (000)	$48,253	$2,495

Portfolio turnover rate	39%	50%[8]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[7]	Annualized.

[8]	Portfolio turnover is representative of the Fund for the entire year.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	57

Financial Highlights (concluded)	BlackRock Health Sciences Opportunities Portfolio

	Class R
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$47.51	$50.04	$47.94	$41.62	$33.46

Net investment loss[1]	(0.16)	(0.17)	(0.26)	(0.17)	(0.03)
Net realized and unrealized gain	7.44	3.68	5.72	10.52	10.43

Net increase from investment operations	7.28	3.51	5.46	10.35	10.40

Distributions:[2]
From net investment income	—	(0.60)	—	—	(0.02)
From net realized gain	(1.08)	(5.44)	(3.36)	(4.03)	(2.22)

Total distributions	(1.08)	(6.04)	(3.36)	(4.03)	(2.24)

Net asset value, end of year	$53.71	$47.51	$50.04	$47.94	$41.62

Total Return[3]
Based on net asset value	15.85%	7.33%	11.59%	27.05%	33.21%

Ratios to Average Net Assets
Total expenses	1.49%	1.51%[4]	1.46%	1.49%	1.55%[5]

Total expenses after fees waived and/or reimbursed and paid indirectly	1.49%	1.51%[4]	1.45%	1.49%	1.55%

Net investment loss	(0.33)%	(0.35)%[4]	(0.48)%	(0.38)%	(0.09)%

Supplemental Data
Net assets, end of year (000)	$198,426	$172,640	$146,562	$74,611	$31,319

Portfolio turnover rate	39%	50%	50%	57%	94%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[5]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2013, the ratio would have been 1.54%.

See Notes to Financial Statements.

58	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Financial Highlights	BlackRock High Equity Income Fund

	Institutional
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$37.84	$37.71	$42.91	$45.82	$36.42

Net investment income (loss)[1]	0.16	0.24	0.09	(0.07)	0.11
Net realized and unrealized gain	5.09	2.81	0.89	6.49	10.41

Net increase from investment operations	5.25	3.05	0.98	6.42	10.52

Distributions:[2]
From net investment income	(0.23)	—	—	—	(0.33)
From net realized gains	(15.53)	(2.92)	(6.18)	(9.33)	(0.79)

Total distributions	(15.76)	(2.92)	(6.18)	(9.33)	(1.12)

Net asset value, end of year	$27.33	$37.84	$37.71	$42.91	$45.82

Total Return[3]
Based on net asset value	15.40%	8.64%	2.21%	16.28%	29.79%

Ratios to Average Net Assets
Total expenses	1.19%	1.19%[4]	1.33%	1.34%[5]	1.37%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.97%	0.91%[4]	0.91%	0.94%	1.01%

Net investment income (loss)	0.46%	0.67%[4]	0.22%	(0.17)%	0.28%

Supplemental Data
Net assets, end of year (000)	$462,487	$686,845	$768,068	$732,297	$676,540

Portfolio turnover rate	154%	72%	64%	66%	82%

1	Based on average shares outstanding.

2	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

3	Where applicable, assumes the reinvestment of distributions.

4	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

5	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	59

Financial Highlights (continued)	BlackRock High Equity Income Fund

	Service
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$35.61	$35.80	$40.51	$43.72	$34.71

Net investment income (loss)[1]	0.10	0.09	(0.11)	(0.23)	(0.09)
Net realized and unrealized gain	4.73	2.64	0.89	6.16	9.98

Net increase from investment operations	4.83	2.73	0.78	5.93	9.89

Distributions:[2]
From net investment income	(0.04)	—	—	—	(0.09)
From net realized gains	(15.53)	(2.92)	(5.49)	(9.14)	(0.79)

Total distributions	(15.57)	(2.92)	(5.49)	(9.14)	(0.88)

Net asset value, end of year	$24.87	$35.61	$35.80	$40.51	$43.72

Total Return[3]
Based on net asset value	15.09%	8.18%	1.80%	15.82%	29.26%

Ratios to Average Net Assets
Total expenses	1.37%[4]	1.43%[5,6]	1.68%[5]	1.59%[7]	1.61%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.25%	1.31%[6]	1.31%	1.34%	1.45%

Net investment income (loss)	0.29%	0.27%[6]	(0.28)%	(0.57)%	(0.22)%

Supplemental Data
Net assets, end of year (000)	$18,087	$24,305	$27,489	$140,498	$155,414

Portfolio turnover rate	154%	72%	64%	66%	82%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

[5]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2016 and September 30, 2015, the ratio would have been 1.30% and 1.67%, respectively.

[6]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[7]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See Notes to Financial Statements.

60	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Financial Highlights (continued)	BlackRock High Equity Income Fund

	Investor A
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$34.47	$34.74	$39.96	$43.23	$34.30

Net investment income (loss)[1]	0.11	0.09	(0.07)	(0.23)	(0.09)
Net realized and unrealized gain	4.54	2.56	0.85	6.09	9.86

Net increase from investment operations	4.65	2.65	0.78	5.86	9.77

Distributions:[2]
From net investment income	(0.06)	—	—	—	(0.05)
From net realized gains	(15.53)	(2.92)	(6.00)	(9.13)	(0.79)

Total distributions	(15.59)	(2.92)	(6.00)	(9.13)	(0.84)

Net asset value, end of year	$23.53	$34.47	$34.74	$39.96	$43.23

Total Return[3]
Based on net asset value	15.06%	8.20%	1.82%	15.83%	29.19%

Ratios to Average Net Assets
Total expenses	1.45%	1.47%[4]	1.60%[5]	1.61%[5]	1.63%[6]

Total expenses after fees waived and/or reimbursed and paid indirectly	1.25%	1.31%[4]	1.31%	1.34%	1.47%

Net investment income (loss)	0.36%	0.27%[4]	(0.18)%	(0.58)%	(0.23)%

Supplemental Data
Net assets, end of year (000)	$278,649	$377,271	$404,123	$423,779	$512,224

Portfolio turnover rate	154%	72%	64%	66%	82%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[5]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2015 and September 30, 2014, the ratio would have been 1.59% and 1.60%, respectively.

[6]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	61

Financial Highlights (continued)	BlackRock High Equity Income Fund

	Investor B
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$28.15	$29.10	$34.37	$38.39	$30.72

Net investment loss[1]	(0.38)	(0.13)	(0.32)	(0.48)	(0.35)
Net realized and unrealized gain	3.89	2.10	0.75	5.31	8.79

Net increase from investment operations	3.51	1.97	0.43	4.83	8.44

Distributions from net realized gains[2]	(15.53)	(2.92)	(5.70)	(8.85)	(0.77)

Net asset value, end of year	$16.13	$28.15	$29.10	$34.37	$38.39

Total Return[3]
Based on net asset value	14.26%	7.38%	1.01%	14.90%	28.19%

Ratios to Average Net Assets
Total expenses	2.27%	2.26%[4,5]	2.38%[6]	2.39%[6]	2.43%[6]

Total expenses after fees waived and/or reimbursed and paid indirectly	2.04%	2.05%[5]	2.10%	2.14%	2.26%

Net investment loss	(1.39)%	(0.49)%[5]	(1.00)%	(1.37)%	(1.04)%

Supplemental Data
Net assets, end of year (000)	$177	$3,997	$7,145	$10,935	$13,107

Portfolio turnover rate	154%	72%	64%	66%	82%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

[5]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[6]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Year Ended September 30,
	2015	2014	2013
Expense ratios	2.37%	2.37%	2.42%

See Notes to Financial Statements.

62	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Financial Highlights (concluded)	BlackRock High Equity Income Fund

	Investor C
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$28.15	$29.10	$34.43	$38.44	$30.75

Net investment loss[1]	(0.12)	(0.13)	(0.30)	(0.46)	(0.33)
Net realized and unrealized gain	3.63	2.10	0.74	5.32	8.79

Net increase from investment operations	3.51	1.97	0.44	4.86	8.46

Distributions from net realized gains[2]	(15.53)	(2.92)	(5.77)	(8.87)	(0.77)

Net asset value, end of year	$16.13	$28.15	$29.10	$34.43	$38.44

Total Return[3]
Based on net asset value	14.23%	7.38%	1.03%	14.97%	28.22%

Ratios to Average Net Assets
Total expenses	2.18%	2.20%[4,5]	2.32%[4]	2.33%[6]	2.38%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.00%	2.05%[5]	2.06%	2.09%	2.22%

Net investment loss	(0.48)%	(0.47)%[5]	(0.93)%	(1.32)%	(0.98)%

Supplemental Data
Net assets, end of year (000)	$123,321	$173,249	$198,760	$211,493	$212,162

Portfolio turnover rate	154%	72%	64%	66%	82%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

[5]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[6]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2014, the ratio would have been 2.32%.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	63

Financial Highlights	BlackRock International Dividend Fund

	Institutional
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$33.58	$31.10	$38.51	$38.58	$32.82

Net investment income[1]	0.49	0.36	0.27	0.48	0.48
Net realized and unrealized gain (loss)	2.85	2.18	(3.05)	(0.38)	5.84

Net increase (decrease) from investment operations	3.34	2.54	(2.78)	0.10	6.32

Distributions:[2]
From net investment income	(1.47)	(0.06)	(0.92)	(0.07)	(0.56)
From net realized gain	(4.09)	—	(3.71)	(0.10)	—

Total distributions	(5.56)	(0.06)	(4.63)	(0.17)	(0.56)

Net asset value, end of year	$31.36	$33.58	$31.10	$38.51	$38.58

Total Return[3]
Based on net asset value	10.61%	8.20%	(7.60)%	0.25%	19.50%

Ratios to Average Net Assets
Total expenses	1.23%[4]	1.26%[4,5]	1.27%	1.22%	1.23%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.01%	1.06%[5]	1.14%	1.19%	1.23%

Net investment income	1.51%	1.15%[5]	0.77%	1.19%	1.34%

Supplemental Data
Net assets, end of year (000)	$198,206	$353,512	$424,099	$730,062	$775,659

Portfolio turnover rate	130%	47%	66%	138%	157%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

[5]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See Notes to Financial Statements.

64	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Financial Highlights (continued)	BlackRock International Dividend Fund

	Service
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$32.05	$29.72	$37.01	$37.16	$31.62

Net investment income[1]	0.35	0.23	0.17	0.34	0.26
Net realized and unrealized gain (loss)	2.75	2.10	(2.93)	(0.34)	5.67

Net increase (decrease) from investment operations	3.10	2.33	(2.76)	0.00	5.93

Distributions:[2]
From net investment income	(1.30)	—	(0.82)	(0.05)	(0.39)
From net realized gain	(4.09)	—	(3.71)	(0.10)	—

Total distributions	(5.39)	—	(4.53)	(0.15)	(0.39)

Net asset value, end of year	$29.76	$32.05	$29.72	$37.01	$37.16

Total Return[3]
Based on net asset value	10.29%	7.84%	(7.86)%	(0.03)%	18.93%

Ratios to Average Net Assets
Total expenses	1.48%[4]	1.54%[5,6]	1.53%[4]	1.51%[4]	1.71%[6]

Total expenses after fees waived and/or reimbursed and paid indirectly	1.32%	1.38%[5]	1.42%	1.48%	1.71%

Net investment income	1.13%	0.76%[5]	0.51%	0.87%	0.76%

Supplemental Data
Net assets, end of year (000)	$7,142	$12,706	$19,269	$30,049	$40,885

Portfolio turnover rate	130%	47%	66%	138%	157%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

[5]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[6]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2016 and September 30, 2013, the ratio would have been 1.53% and 1.60%, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	65

Financial Highlights (continued)	BlackRock International Dividend Fund

	Investor A
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$31.68	$29.38	$36.64	$36.80	$31.33

Net investment income[1]	0.37	0.24	0.15	0.33	0.35
Net realized and unrealized gain (loss)	2.69	2.06	(2.88)	(0.34)	5.59

Net increase (decrease) from investment operations	3.06	2.30	(2.73)	(0.01)	5.94

Distributions:[2]
From net investment income	(1.35)	—	(0.82)	(0.05)	(0.47)
From net realized gain	(4.09)	—	(3.71)	(0.10)	—

Total distributions	(5.44)	—	(4.53)	(0.15)	(0.47)

Net asset value, end of year	$29.30	$31.68	$29.38	$36.64	$36.80

Total Return[3]
Based on net asset value	10.27%	7.83%	(7.87)%	(0.06)%	19.16%

Ratios to Average Net Assets
Total expenses	1.54%[4]	1.57%[4,5]	1.58%[4]	1.53%	1.52%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.30%	1.39%[5]	1.46%	1.50%	1.52%

Net investment income	1.20%	0.81%[5]	0.44%	0.86%	1.02%

Supplemental Data
Net assets, end of year (000)	$325,103	$350,855	$415,805	$662,683	$753,074

Portfolio turnover rate	130%	47%	66%	138%	157%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

[5]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See Notes to Financial Statements.

66	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Financial Highlights (continued)	BlackRock International Dividend Fund

	Investor B
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$28.72	$26.87	$33.89	$34.27	$29.15

Net investment income (loss)[1]	(0.02)	(0.05)	(0.12)	(0.04)	0.02
Net realized and unrealized gain (loss)	2.63	1.90	(2.64)	(0.24)	5.25

Net increase (decrease) from investment operations	2.61	1.85	(2.76)	(0.28)	5.27

Distributions:[2]
From net investment income	(0.41)	—	(0.55)	—	(0.15)
From net realized gain	(4.09)	—	(3.71)	(0.10)	—

Total distributions	(4.50)	—	(4.26)	(0.10)	(0.15)

Net asset value, end of year	$26.83	$28.72	$26.87	$33.89	$34.27

Total Return[3]
Based on net asset value	9.34%	6.88%	(8.65)%	(0.84)%	18.15%

Ratios to Average Net Assets
Total expenses	2.74%[4]	2.58%[5,6]	2.48%	2.39%	2.40%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.25%	2.26%[5]	2.31%	2.29%	2.40%

Net investment income (loss)	(0.08)%	(0.17)%[5]	(0.38)%	(0.12)%	0.06%

Supplemental Data
Net assets, end of year (000)	$14	$751	$1,845	$3,058	$6,507

Portfolio turnover rate	130%	47%	66%	138%	157%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

[5]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[6]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2016 the ratio would have been 2.57%.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	67

Financial Highlights (concluded)	BlackRock International Dividend Fund

	Investor C
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$28.39	$26.52	$33.56	$33.93	$28.91

Net investment income (loss)[1]	0.12	0.02	(0.07)	0.04	0.07
Net realized and unrealized gain (loss)	2.42	1.85	(2.63)	(0.31)	5.17

Net increase (decrease) from investment operations	2.54	1.87	(2.70)	(0.27)	5.24

Distributions:[2]
From net investment income	(1.03)	—	(0.63)	—	(0.22)
From net realized gain	(4.09)	—	(3.71)	(0.10)	—

Total distributions	(5.12)	—	(4.34)	(0.10)	(0.22)

Net asset value, end of year	$25.81	$28.39	$26.52	$33.56	$33.93

Total Return[3]
Based on net asset value	9.46%	7.05%	(8.56)%	(0.82)%	18.25%

Ratios to Average Net Assets
Total expenses	2.30%[4]	2.35%[4,5]	2.32%	2.27%	2.30%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.05%	2.13%[5]	2.20%	2.23%	2.30%

Net investment income (loss)	0.44%	0.07%[5]	(0.24)%	0.11%	0.24%

Supplemental Data
Net assets, end of year (000)	$53,884	$76,630	$96,334	$134,821	$148,136

Portfolio turnover rate	130%	47%	66%	138%	157%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

[5]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See Notes to Financial Statements.

68	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Financial Highlights	BlackRock Science & Technology Opportunities Portfolio

	Institutional
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$19.18	$15.61	$14.37	$12.27	$10.01

Net investment loss[1]	(0.12)	(0.08)	(0.09)	(0.10)	(0.03)
Net realized and unrealized gain	6.78	3.65	1.33	2.20	2.29

Net increase from investment operations	6.66	3.57	1.24	2.10	2.26

Distributions from net realized gain	(0.20)	—	—	—	—

Net asset value, end of year	$25.64	$19.18	$15.61	$14.37	$12.27

Total Return[2]
Based on net asset value	35.13%	22.87%	8.63%	17.11%	22.58%

Ratios to Average Net Assets
Total expenses	1.22%[3]	1.27%	1.31%[3]	1.36%	1.50%[4]

Total expenses after fees waived and/or reimbursed and paid indirectly	1.21%	1.23%	1.27%	1.29%	1.36%

Net investment loss	(0.54)%	(0.49)%	(0.58)%	(0.74)%	(0.34)%

Supplemental Data
Net assets, end of year (000)	$147,796	$78,179	$57,306	$53,922	$36,218

Portfolio turnover rate	51%	84%	78%	99%	86%

[1]	Based on average shares outstanding.

[2]	Where applicable, assumes the reinvestment of distributions.

[3]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

[4]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2013, the ratio would have been 1.49%.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	69

Financial Highlights (continued)	BlackRock Science & Technology Opportunities Portfolio

	Service
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$18.34	$14.96	$13.80	$11.81	$9.66

Net investment loss[1]	(0.16)	(0.12)	(0.12)	(0.13)	(0.05)
Net realized and unrealized gain	6.46	3.50	1.28	2.12	2.20

Net increase from investment operations	6.30	3.38	1.16	1.99	2.15

Distributions from net realized gain	(0.20)	—	—	—	—

Net asset value, end of year	$24.44	$18.34	$14.96	$13.80	$11.81

Total Return[2]
Based on net asset value	34.77%	22.59%	8.41%	16.85%	22.26%

Ratios to Average Net Assets
Total expenses	1.48%[3]	1.49%	1.48%[4]	1.50%	1.56%[3]

Total expenses after fees waived and/or reimbursed and paid indirectly	1.47%	1.49%	1.48%	1.46%	1.56%

Net investment loss	(0.77)%	(0.74)%	(0.77)%	(0.93)%	(0.54)%

Supplemental Data
Net assets, end of year (000)	$6,312	$2,583	$1,527	$1,297	$869

Portfolio turnover rate	51%	84%	78%	99%	86%

[1]	Based on average shares outstanding.

[2]	Where applicable, assumes the reinvestment of distributions.

[3]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

[4]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2015, the ratio would have been 1.45%.

See Notes to Financial Statements.

70	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Financial Highlights (continued)	BlackRock Science & Technology Opportunities Portfolio

	Investor A
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$17.98	$14.68	$13.55	$11.61	$9.51

Net investment loss[1]	(0.17)	(0.13)	(0.13)	(0.14)	(0.06)
Net realized and unrealized gain	6.34	3.43	1.26	2.08	2.16

Net increase from investment operations	6.17	3.30	1.13	1.94	2.10

Distributions from net realized gain	(0.20)	—	—	—	—

Net asset value, end of year	$23.95	$17.98	$14.68	$13.55	$11.61

Total Return[2]
Based on net asset value	34.74%	22.48%	8.34%	16.71%	22.08%

Ratios to Average Net Assets
Total expenses	1.50%[3]	1.56%[4]	1.60%[4]	1.64%[4]	1.72%[3]

Total expenses after fees waived and/or reimbursed and paid indirectly	1.49%	1.55%	1.59%	1.61%	1.70%

Net investment loss	(0.83)%	(0.81)%	(0.90)%	(1.07)%	(0.67)%

Supplemental Data
Net assets, end of year (000)	$271,307	$180,658	$140,951	$118,814	$97,437

Portfolio turnover rate	51%	84%	78%	99%	86%

[1]	Based on average shares outstanding.

[2]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[3]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

[4]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Year Ended September 30,
	2016	2015	2014
Expense ratios	1.55%	1.57%	1.63%

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	71

Financial Highlights (continued)	BlackRock Science & Technology Opportunities Portfolio

	Investor C
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$15.70	$12.92	$12.03	$10.39	$8.58

Net investment loss[1]	(0.28)	(0.22)	(0.23)	(0.22)	(0.14)
Net realized and unrealized gain	5.50	3.00	1.12	1.86	1.95

Net increase from investment operations	5.22	2.78	0.89	1.64	1.81

Distributions from net realized gain	(0.20)	—	—	—	—

Net asset value, end of year	$20.72	$15.70	$12.92	$12.03	$10.39

Total Return[2]
Based on net asset value	33.73%	21.52%	7.40%	15.78%	21.10%

Ratios to Average Net Assets
Total expenses	2.27%[3]	2.35%[3]	2.40%[4]	2.46%[4]	2.58%[3]

Total expenses after fees waived and/or reimbursed and paid indirectly	2.25%	2.35%	2.40%	2.44%	2.57%

Net investment loss	(1.59)%	(1.61)%	(1.71)%	(1.90)%	(1.56)%

Supplemental Data
Net assets, end of year (000)	$76,957	$56,707	$41,989	$32,194	$28,234

Portfolio turnover rate	51%	84%	78%	99%	86%

[1]	Based on average shares outstanding.

[2]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[3]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

[4]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Year Ended September 30,
	2015	2014
Expense ratios	2.39%	2.45%

See Notes to Financial Statements.

72	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Financial Highlights (concluded)	BlackRock Science & Technology Opportunities Portfolio

	Class R
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$18.21	$14.92	$13.81	$11.86	$9.74

Net investment loss[1]	(0.23)	(0.17)	(0.18)	(0.18)	(0.09)
Net realized and unrealized gain	6.42	3.46	1.29	2.13	2.21

Net increase from investment operations	6.19	3.29	1.11	1.95	2.12

Distributions from net realized gain	(0.20)	—	—	—	—

Net asset value, end of year	$24.20	$18.21	$14.92	$13.81	$11.86

Total Return[2]
Based on net asset value	34.41%	22.05%	8.04%	16.44%	21.77%

Ratios to Average Net Assets
Total expenses	1.81%[3]	1.85%[4]	1.86%[4]	1.91%[4]	1.97%[3]

Total expenses after fees waived and/or reimbursed and paid indirectly	1.77%	1.83%	1.85%	1.89%	1.93%

Net investment loss	(1.11)%	(1.09)%	(1.16)%	(1.35)%	(0.92)%

Supplemental Data
Net assets, end of year (000)	$9,700	$6,054	$5,060	$4,195	$4,555

Portfolio turnover rate	51%	84%	78%	99%	86%

[1]	Based on average shares outstanding.

[2]	Where applicable, assumes the reinvestment of distributions.

[3]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

[4]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Year Ended September 30,
	2016	2015	2014
Expense ratios	1.84%	1.83%	1.89%

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	73

Notes to Financial Statements

1. Organization:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually, a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Advantage International Fund	Advantage International	Diversified
BlackRock Health Sciences Opportunities Portfolio	Health Sciences Opportunities	Non-diversified
BlackRock High Equity Income Fund	High Equity Income	Diversified
BlackRock International Dividend Fund	International Dividend	Diversified
BlackRock Science & Technology Opportunities Portfolio	Science & Technology Opportunities	Diversified

Effective June 12, 2017, BlackRock International Opportunities Portfolio, BlackRock Global Opportunities Portfolio and BlackRock U.S. Opportunities Portfolio changed their names to BlackRock International Dividend Fund, BlackRock Advantage International Fund and BlackRock High Equity Income Fund, respectively. In addition, these Funds changed their investment strategies.

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are available only to certain employer-sponsored retirement plans. Investor B Shares are available only through exchanges and dividend and capital gain reinvestments by existing shareholders, and for purchase by certain employer-sponsored retirement plans.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Service, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	[1]	None
Investor B Shares[2]	No	Yes		To Investor A Shares after approximately 8 years
Investor C Shares	No	Yes		None

[1]	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

[2]	Effective on or about the close of business on December 27, 2017, all issued and outstanding Investor B Shares will be converted into Investor A Shares.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

74	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Notes to Financial Statements (continued)

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., forward foreign currency exchange contracts and options written) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend dates. For each Fund except High Equity Income, distributions from net investment income are declared and paid annual. For High Equity Income, distributions from net investment income are declared and paid quarterly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class shares.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	75

Notes to Financial Statements (continued)

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Equity-Linked Notes are valued utilizing quotes received daily by the Funds’ pricing service or through brokers. The Funds’ pricing service utilizes models that incorporate a number of market data factors, such as historical and forecasted discrete dividend information and historical values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately-held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.
Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.
Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

76	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Notes to Financial Statements (continued)

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of September 30, 2017, certain investments of the Funds were valued using NAV per share as no quoted market value was available and therefore have been excluded from the fair value hierarchy.

4. Securities and Other Investments:

Equity-Linked Notes: Equity-linked notes seek to generate income and provide exposure to the performance of an underlying security, group of securities or exchange-traded funds (the “underlying reference instrument”). In an equity-linked note, a fund purchases a note from a bank or broker-dealer and in return, the issuer provides for interest payments during the term of the note. At maturity or when the security is sold, a fund will either settle by taking physical delivery of the underlying reference instrument or by receipt of a cash settlement amount equal to the value of the note at termination or maturity. The use of equity-linked notes involves the risk that the value of the note changes unfavorably due to movements in the value of the underlying reference instrument. Equity-linked notes are considered general unsecured contractual obligations of the bank or broker-dealer. A fund mustrely on the creditworthiness of the issuer for its investment returns.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	77

Notes to Financial Statements (continued)

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following tables are a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Advantage International
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Goldman Sachs & Co.	$ 50,401	$ (50,401)	—
Morgan Stanley	38,383	(38,383)	—
Nomura Securities International, Inc.	25,201	(25,201)	—

Total	$113,985	$(113,985)	—

Health Sciences Opportunities
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
UBS Securities LLC	$386,750	$(386,750)	—

Total	$386,750	$(386,750)	—

Science & Technology Opportunities
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets, Inc.	$ 322,014	$ (322,014)	—
Credit Suisse Securities (USA) LLC	897,625	(897,625)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	158,067	(158,067)	—
Nomura Securities International Inc.	2,509	(2,509)	—

Total	$1,380,215	$(1,380,215)	—

1	Cash collateral with a value of $122,106, $387,500 and $1,425,811 has been received in connection with securities lending agreements for Advantage International, Health Sciences Opportunities and Science & Technology Opportunities, respectively. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the tables above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of

78	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Notes to Financial Statements (continued)

the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as equity risk or foreign currency exchange rate risk. Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation. As of period end, the value of portfolio securities subject to covered call options written was $15,675,778.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements. The result would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	79

Notes to Financial Statements (continued)

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contacts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	Investment Advisory Fees
Average Daily Net Assets	Advantage International	High Equity Income	International Dividend
First $1 Billion	0.590%	0.810%	0.790%
$1 Billion - $3 Billion	0.550%	0.760%	0.740%
$3 Billion - $5 Billion	0.530%	0.730%	0.710%
$5 Billion - $10 Billion	0.510%	0.700%	0.690%
Greater than $10 Billion	0.500%	0.680%	0.670%

	Investment Advisory Fees
Average Daily Net Assets	Health Sciences Opportunities	Science & Technology Opportunities
First $1 Billion	0.750%	0.900%
$1 Billion - $2 Billion	0.700%	0.850%
$2 Billion - $3 Billion	0.675%	0.800%
Greater than $3 Billion	0.650%	0.750%

Prior to June 12, 2017, Advantage International, High Equity Income and International Dividend paid the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	Investment Advisory Fees
Average Daily Net Assets	Advantage International	High Equity Income	International Dividend
First $1 Billion	0.900%	0.950%	1.000%
$1 Billion - $2 Billion	0.850%	0.900%	0.950%
$2 Billion - $3 Billion	0.800%	0.875%	0.900%
Greater than $3 Billion	0.750%	0.850%	0.850%

With respect to International Dividend, the Manager entered into a separate sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

80	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Notes to Financial Statements (continued)

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service	Investor A	Investor B	Investor C	Class R
Service Fee	0.25%	0.25%	0.25%	0.25%	0.25%
Distribution Fee	—	—	0.75%	0.75%	0.25%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to the shareholders.

For the year ended September 30, 2017, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Service	Investor A	Investor B	Investor C	Class R	Total
Advantage International	—	$390,272	—	$354,886	$39,264	$784,422
Health Sciences Opportunities	$77,109	$6,225,285	$24,496	$9,974,102	$884,866	$17,185,858
High Equity Income	$53,986	$822,222	$17,745	$1,515,560	—	$2,409,513
International Dividend	$24,020	$870,349	$2,811	$632,370	—	$1,529,550
Science & Technology Opportunities	$9,908	$514,764	—	$669,040	$38,834	$1,232,546

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million - $1 Billion	0.0400%
$1 Billion - $2 Billion	0.0375%
$2 Billion - $4 Billion	0.0350%
$4 Billion - $13 Billion	0.0325%
Greater than $13 Billion	0.0300%

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended September 30, 2017, the following table shows the class specific administration fees borne directly by each class of each Fund:

	Institutional	Service	Investor A	Investor B	Investor C	Class K	Class R	Total
Advantage International	$ 14,577	—	$ 31,222	—	$ 7,098	—	$ 1,571	$ 54,468
Health Sciences Opportunities	$355,528	$6,169	$498,023	$490	$199,482	$1,424	$35,395	$1,096,511
High Equity Income	$127,751	$4,319	$ 65,778	$355	$ 30,311	—	—	$ 228,514
International Dividend	$ 54,535	$1,922	$ 69,628	$ 56	$ 12,647	—	—	$ 138,788
Science & Technology Opportunities	$ 19,773	$ 793	$ 41,181	—	$ 13,381	—	$ 1,553	$ 76,681

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended September 30, 2017, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Total
Advantage International	$15,482	—	$15	$15,497
Health Sciences Opportunities	$850	$232	$530	$1,612
High Equity Income	$5,346	$119	$6,203	$11,668
International Dividend	$61,471	$254	$2,339	$64,064
Science & Technology Opportunities	$292	—	$3,040	$3,332

BLACKROCK FUNDS	SEPTEMBER 30, 2017	81

Notes to Financial Statements (continued)

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the year ended September 30, 2017, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor B	Investor C	Class K	Class R	Total
Advantage International	$ 1,944	—	$ 5,257	—	$ 1,027	—	$ 6	$ 8,234
Health Sciences Opportunities	$10,264	$221	$67,612	$1,061	$20,078	$13	$1,179	$100,428
High Equity Income	—	—	$16,903	$ 216	$ 3,947	—	—	$ 21,066
International Dividend	$ 1,803	—	$11,638	$ 154	$ 2,319	—	—	$ 15,914
Science & Technology Opportunities	$ 4,885	$ 22	$ 9,101	—	$ 3,046	—	$ 49	$ 17,103

For the year ended September 30, 2017, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:
			Share Classes
	Institutional	Service	Investor A	Investor B	Investor C	Class K	Class R	Total
Advantage International	$ 78,595	—	$ 217,038	—	$ 58,911	—	$ 16,950	$ 371,494
Health Sciences Opportunities	$2,047,095	$44,431	$3,501,630	$8,263	$1,168,043	$431	$367,820	$7,137,713
High Equity Income	$ 952,524	$17,376	$ 549,188	$3,818	$ 205,711	—	—	$1,728,617
International Dividend	$ 351,493	$12,010	$ 650,792	$1,703	$ 120,477	—	—	$1,136,475
Science & Technology Opportunities	$ 150,555	$ 6,420	$ 371,823	—	$ 139,381	—	$ 18,609	$ 686,788

Other Fees: For the year ended September 30, 2017, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Advantage International	$2,109
Health Sciences Opportunities	$173,888
High Equity Income	$24,027
International Dividend	$6,597
Science & Technology Opportunities	$45,444

For the year ended September 30, 2017, affiliates received CDSCs as follows:

	Investor A	Investor B	Investor C
Advantage International	$305	—	$623
Health Sciences Opportunities	$34,365	$51	$91,101
High Equity Income	$13,911	—	$4,390
International Dividend	$3,805	—	$3,014
Science & Technology Opportunities	$1,694	—	$13,311

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to the Funds, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived by the Manager in the Statements of Operations. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps, as applicable, will be reduced by the amount of the affiliated money market fund waiver. For the year ended September 30, 2017, the amounts waived were as follows:

Advantage International	$3,313
Health Sciences Opportunities	$93,940
International Dividend	$6,714
Science & Technology Opportunities	$5,031
High Equity Income	$14,658

The Manager voluntarily agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee. Effective January 27, 2017, the waiver became contractual through January 31, 2019 for each Fund, except Health Science Opportunities which became contractual through January 31, 2018. The contractual agreement may be terminated with respect to each Fund upon 90 days’ notice by a majority of Independent Trustees or by a vote of a majority of the outstanding voting securities of the Funds. For the year ended September 30, 2017, the Funds did not have contractual waivers.

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses

82	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Notes to Financial Statements (continued)

not incurred in the ordinary course of each Fund’s business (“expense limitation”).The expense limitations as a percentage of average daily net assets are as follows:

	Advantage International	High Equity Income	International Dividend	Science & Technology Opportunities
Institutional	0.64%	0.85%	0.84%	1.20%
Service	N/A	1.10%	1.09%	1.45%
Investor A	0.89%	1.10%	1.09%	1.45%
Investor B	N/A	1.85%	1.84%	N/A
Investor C	1.64%	1.85%	1.84%	2.20%
Class K	N/A	N/A	N/A	N/A
Class R	1.14%	N/A	N/A	1.70%

Prior to June 12, 2017, the expense limitations as a percentage of average daily net assets were as follows:

	Advantage International	High Equity Income	International Dividend	Science & Technology Opportunities
Institutional	1.06%	1.01%	1.06%	1.23%
Service	1.70%[1]	1.31%	1.39%	1.55%
Investor A	1.33%	1.31%	1.39%	1.55%
Investor B	N/A	2.05%	2.26%	N/A
Investor C	2.14%	2.05%	2.13%	2.39%
Class R	1.72%	1.56%[1]	1.95%[1]	1.84%

[1]	There were no shares outstanding as of September 30, 2017.

Prior to June 12, 2017, the Manager contractually agreed to waive 0.10% of International Dividend’s investment advisory fee. For the year ended September 30, 2017, the Manager waived $757,390, which is included in fees waived by the Manager in the Statements of Operations.

The Manager has agreed not to reduce or discontinue these contractual expense limitations through January 31, 2019, unless approved by the Board, including a majority of the independent trustees who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Trustees”) or by a vote of a majority of the outstanding voting securities of the Funds. For the year ended September 30, 2017, the amounts included in fees waived by the Manager were as follows:

Advantage International	$240,739
High Equity Income	$536,053
Science & Technology Opportunities	$1,076

These amounts waived and/or reimbursed are included in fees waived by the Manager, and shown as administration fees waived — class specific, transfer agent fees waived — class specific, and transfer agent fees reimbursed — class specific, respectively, in the Statements of Operations. For the year ended September 30, 2017, class specific expense waivers and/or reimbursements are as follows:

Administration Fees Waived	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Advantage International	$ 14,577	—	$31,140	—	$ 7,027	$1,557	$ 54,301
High Equity Income	$127,489	$4,269	$65,620	$352	$30,242	—	$227,972
International Dividend	$ 53,952	$1,570	$69,050	$ 55	$12,521	—	$137,148
Science & Technology Opportunities	$ 7,931	$ 122	$ 8,695	—	$ 4,408	$ 561	$ 21,717

Transfer Agent Fees Waived and/or Reimbursed	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Advantage International	$ 77,317	—	$193,800	—	$ 36,680	$8,032	$ 315,829
High Equity Income	$943,435	$9,502	$425,407	$3,186	$163,363	—	$1,544,893
International Dividend	$275,421	$4,002	$365,297	$1,073	$ 72,823	—	$ 718,616
Science & Technology Opportunities	$ 1,485	$ 242	$ 9,201	—	$ 6,375	$1,795	$ 19,098

With respect to the contractual expense caps, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the expense cap for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of the following expenses:

(a)	The amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement.

(b)	The amount by which the expense cap for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that:

•	Each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

•	The Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	83

Notes to Financial Statements (continued)

In the event the expense cap for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived and/or reimbursed, the Fund may only make repayments to Manager of amounts waived and/or reimbursed by Manager if such repayments do not cause the Fund’s net expense ratios to exceed the Fund’s expense cap in place at time of waiver and/or reimbursement or the Fund’s current expense cap at time of such repayment.

For the year ended September 30, 2017, the Manager recouped the following class specific waivers and/or reimbursements previously recorded by the Funds:

	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Advantage International	—	—	—	—	$18	$20	$38
High Equity Income	—	$60	—	—	—	—	$60
International Dividend	$26	$15	$225	$2	$28	—	$296
Science & Technology Opportunities	$1,530	—	$8,489	—	$326	$114	$10,459

On September 30, 2017, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2018	2019
Advantage International
Fund Level	$38,936	$242,156
Institutional	$50,471	$91,894
Investor A	$233,499	$224,939
Investor C	$76,844	$43,706
Class R	$7,900	$9,589
High Equity Income
Fund Level	$1,534,805	$536,052
Institutional	$1,181,302	$1,070,924
Service	—	$13,771
Investor A	$150,273	$491,028
Investor B	$5,206	$556
Investor C	$58,264	$193,604
International Dividend
Fund Level	$867,279	$232,233
Institutional	$358,708	$329,374
Service	$8,126	$5,572
Investor A	$287,722	$434,347
Investor B	$2,920	$1,128
Investor C	$103,731	$85,344
Science & Technology Opportunities
Fund Level	—	$1,076
Institutional	$29,087	$9,415
Service	—	$364
Investor A	$17,682	$17,895
Investor C	—	$10,784
Class R	$668	$2,357

The following Fund level and class specific waivers and/or reimbursements previously recorded by Funds, which were subject to recoupment by the Manager, expired on September 30, 2017:

Expiring September 30,
2017
Advantage International
Fund Level	$32,249
Institutional	$57,189
Investor A	$264,785
Investor C	$87,526
Class R	$8,810
High Equity Income
Fund Level	$4,049,480
Institutional	$1,423,564
Service	$54,407
Investor A	$121,700
Investor B	$2,373
Investor C	$4,426

84	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Notes to Financial Statements (continued)

Expiring September 30,
2017
International Dividend
Fund Level	$1,211,971
Institutional	$170,105
Investor A	$85,595
Investor B	$1,550
Investor C	$26,693
Science & Technology Opportunities Institutional	$21,063

Securities Lending: The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% on the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to a securities lending agreement, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, each Fund retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended September 30, 2017, each Fund paid BIM the following amounts for securities lending agent services:

Advantage International	$8,307
Health Sciences Opportunities	$57,548
High Equity Income	$62,090
International Dividend	$409
Science & Technology Opportunities	$43,260

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission, Advantage International may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by Advantage International’s investment policies and restrictions. Advantage International is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended September 30, 2017, Advantage International did not participate in the Interfund Lending Program.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Officer and Trustees in the Statements of Operations.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	85

Notes to Financial Statements (continued)

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended September 30, 2017, the purchase and sale transactions and any net realized gain (loss) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
Advantage International	$2,190,910	$141,351	$91,175
Health Sciences Opportunities	$6,712,368	—	—
High Equity Income	$321,930,392	$200,909,266	$63,124,656
International Dividend	$6,036,669	$8,630,654	$38,765
Science & Technology Opportunities	$69,226	$69,225	$(2)

7. Purchases and Sales:

For the year ended September 30, 2017, purchases and sales of investments, excluding short-term securities and equity linked notes, were as follows:

	Advantage International	Health Sciences Opportunities	High Equity Income	International Dividend	Science & Technology Opportunities
Purchases	$485,405,474	$2,106,201,523	$1,379,461,780	$872,569,070	$237,359,754
Sales	$475,128,639	$2,440,311,600	$2,180,002,760	$1,112,417,913	$191,971,338

For the year ended September 30, 2017, purchases and sales related to equity-linked notes for High Equity Income Fund were $285,646,728 and $154,510,652, respectively.

8. Income Tax Information:

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended September 30, 2017. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of September 30, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to foreign currency transactions, the sale of stock of passive foreign investment companies, net operating losses, the use of equalization, non-deductible expenses, the expiration of capital loss carryforwards and income recognized from investments in partnerships were reclassified to the following accounts:

	Advantage International	Health Sciences Opportunities	High Equity Income	International Dividend	Science & Technology Opportunities
Paid-in capital	$(17,785,437)	$1,446,069	$37,136,885	(92,960)	$(16,900)
Accumulated (distributions in excess of) net investment income (loss)	$1,821,690	$3,478,842	$702,772	$1,088,602	$3,353,147
Accumulated net realized gain (loss)	$15,963,747	$(4,924,911)	$(37,839,657)	$(995,642)	$(3,336,247)

The tax character of distributions paid was as follows:

	Advantage International	Health Sciences Opportunities[1]	High Equity Income[1]	International Dividend	Science & Technology Opportunities
Ordinary income
9/30/17	$4,150,001	$15,846	$108,232,708	$32,500,011	$624,206
9/30/16	$1,537,890	$264,189,616	—	$830,904	—
Long-term capital gains
9/30/17	—	$124,300,535	372,012,849	$78,338,356	$3,142,871
9/30/16	—	$430,634,780	$116,181,327	—	—
Total
9/30/17	$4,150,001	$124,316,381	$480,245,557	$110,838,367	$3,767,077

9/30/16	$1,537,890	$694,824,396	$116,181,327	$830,904	—

[1]	Distribution amounts may include a portion of the proceeds from redeemed shares.

86	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Notes to Financial Statements (continued)

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	Advantage International	Health Sciences Opportunities	High Equity Income	International Dividend	Science & Technology Opportunities
Undistributed ordinary income	$1,883,019	$1,291,272	$3,843,207	$3,780,577	$1,293,723
Undistributed long-term capital gains	—	$120,146,158	—	$2,386,900	$15,436,481
Capital loss carryforwards	$(9,761,988)	—	—	—	—
Net unrealized gains[1]	$15,170,027	$1,962,431,013	$33,945,026	$26,027,261	$206,232,553

Total	$7,291,058	$2,083,868,443	$37,788,233	$32,194,738	$222,962,757

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts and the realization for tax purposes of unrealized gain on investments in passive foreign investment companies.

As of September 30, 2017, Advantage International had a capital loss carryforward of $9,761,988, all of which is due to expire September 30, 2018.

During the year ended September 30, 2017, the Funds listed below utilized the following amounts of their respective capital loss carryforward:

Advantage International	International Dividend
$62,337,070	$22,310,905

As of September 30, 2017, gross unrealized appreciation and depreciation based on cost for U.S. federal income tax purposes were as follows:

	Advantage International	Health Sciences Opportunities	High Equity Income	International Dividend	Science & Technology Opportunities
Tax cost	$301,675,434	$4,124,393,552	$843,118,334	$550,911,922	$300,318,034

Gross unrealized appreciation	$21,482,984	$1,985,603,196	$49,972,729	$43,008,812	$209,171,118
Gross unrealized depreciation	(6,329,283)	(23,217,621)	(16,030,105)	(17,013,686)	(2,026,952)

Net unrealized appreciation	$15,153,701	$1,962,385,575	$33,942,624	$25,995,126	$207,144,166

9. Bank Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended September 30, 2017, the Funds did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) general economy; (ii) overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	87

Notes to Financial Statements (continued)

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent the Funds deposit collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: International Dividend invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of International Dividend’s investments.

The United Kingdom voted on June 23, 2016 to withdraw from the European Union, which may introduce significant new uncertainties and instability in the financial markets across Europe.

As of period end, Health Sciences Opportunities invested a significant portion of its assets in securities in the health care sector, High Equity Income invested a significant portion of its assets in securities in the financial sector and Science & Technology Opportunities invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

88	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Notes to Financial Statements (continued)

International Dividend invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on its investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

As of period end, the Fund listed below had the following industry classifications:

Industry	International Dividend
Pharmaceuticals	22%
Tobacco	16
Wireless Telecommunication Services	6
Beverages	6
Air Freight & Logistics	6
Diversified Telecommunication Services	5
Other[1]	39

1 All other industries held were each less than 5% of long-term investments.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2017		Year Ended September 30, 2016
Advantage International	Shares	Amount	Shares	Amount
Institutional
Shares sold	4,258,964	$67,007,620	1,774,461	$24,951,516
Shares issued in reinvestment of distributions	60,007	859,836	37,297	508,272
Shares redeemed	(986,484)	(15,118,387)	(2,526,204)	(33,803,142)

Net increase (decrease)	3,332,487	$52,749,069	(714,446)	$(8,343,354)

Investor A
Shares sold	1,946,320	$30,363,298	784,530	$10,772,178
Shares issued in reinvestment of distributions	151,798	2,157,115	56,431	763,292
Shares redeemed	(2,590,002)	(39,149,701)	(2,538,452)	(34,098,010)

Net decrease	(491,884)	$(6,629,288)	(1,697,491)	$(22,562,540)

Investor C
Shares sold	79,306	$1,138,537	930,206	$12,443,352
Shares issued in reinvestment of distributions	25,759	354,184	1,052	14,004
Shares redeemed	(1,687,083)	(25,154,388)	(1,103,666)	(14,182,431)

Net decrease	(1,582,018)	$(23,661,667)	(172,408)	$(1,725,075)

Class R
Shares sold	78,099	$1,165,587	125,598	$1,693,101
Shares issued in reinvestment of distributions	7,540	106,995	206	2,834
Shares redeemed	(212,769)	(3,196,953)	(174,838)	(2,370,699)

Net decrease	(127,130)	$(1,924,371)	(49,034)	$(674,764)

Total Net Increase (Decrease)	1,131,455	$20,533,743	(2,633,379)	$(33,305,733)

BLACKROCK FUNDS	SEPTEMBER 30, 2017	89

Notes to Financial Statements (continued)

	Year Ended September 30, 2017		Year Ended September 30, 2016
Health Sciences Opportunities	Shares	Amount	Shares	Amount
Institutional
Shares sold	17,513,444	$903,762,127	10,409,064	$515,659,485
Shares issued in reinvestment of distributions	684,493	31,752,432	3,460,085	168,713,067
Shares redeemed	(10,671,062)	(538,320,333)	(11,974,460)	(582,408,474)

Net increase	7,526,875	$397,194,226	1,894,689	$101,964,078

Service
Shares sold	192,450	$9,559,608	168,130	$8,021,439
Shares issued in reinvestment of distributions	15,907	708,985	92,877	4,366,134
Shares redeemed	(262,645)	(12,768,947)	(302,327)	(14,194,664)

Net decrease	(54,288)	$(2,500,354)	(41,320)	$(1,807,091)

Investor A
Shares sold and automatic conversion of shares	11,660,317	$576,097,657	13,451,648	$640,242,358
Shares issued in reinvestment of distributions	1,278,067	56,742,656	7,184,973	336,614,955
Shares redeemed	(21,482,247)	(1,045,099,546)	(20,463,909)	(960,462,633)

Net increase (decrease)	(8,543,863)	$(412,259,233)	172,712	$16,394,680

Investor B
Shares sold	2,159	$102,852	3,333	$137,848
Shares issued in reinvestment of distributions	2,605	105,936	26,864	1,164,249
Shares redeemed and automatic conversion of shares	(118,980)	(5,283,332)	(141,775)	(6,129,880)

Net decrease	(114,216)	$(5,074,544)	(111,578)	$(4,827,783)

Investor C
Shares sold	2,311,630	$101,104,590	3,508,502	$151,092,039
Shares issued in reinvestment of distributions	654,655	25,940,541	3,425,363	144,652,080
Shares redeemed	(9,442,213)	(410,687,604)	(6,137,068)	(259,623,241)

Net increase (decrease)	(6,475,928)	$(283,642,473)	796,797	$36,120,878

			Period June 8, 2016[1] to September 30, 2016
			Shares	Amount
Class K
Shares sold	838,537	$47,304,868	49,724	$2,455,371
Reinvestments	1,033	47,957	—	—
Shares redeemed	(48,046)	(2,527,754)	(141)	(7,000)

Net increase	791,524	$44,825,071	49,583	$2,448,371

Class R
Shares sold	900,159	$43,429,045	1,164,846	$54,434,719
Shares issued in reinvestment of distributions	88,594	3,875,250	399,395	18,488,028
Shares redeemed	(928,040)	(44,186,180)	(859,575)	(40,035,604)

Net increase	60,713	$3,118,115	704,666	$32,887,143

Total Net Increase (Decrease)	(6,809,183)	$(258,339,192)	3,465,549	$183,180,276

1 Commencement of operations.

90	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Notes to Financial Statements (continued)

	Year Ended September 30, 2017		Year Ended September 30, 2016
High Equity Income	Shares	Amount	Shares	Amount
Institutional
Shares sold	4,219,346	$152,946,713	3,372,135	$121,029,823
Shares issued in reinvestment of distributions	7,692,973	216,122,958	1,609,282	56,823,678
Shares redeemed	(13,140,348)	(464,815,559)	(7,195,271)	(256,302,009)

Net decrease	(1,228,029)	$(95,745,888)	(2,213,854)	$(78,448,508)

Service
Shares sold	57,520	$1,902,919	70,011	$2,468,788
Shares issued in reinvestment of distributions	356,546	9,071,601	67,293	2,243,536
Shares redeemed	(369,291)	(11,115,843)	(222,718)	(7,485,137)

Net increase (decrease)	44,775	$(141,323)	(85,414)	$(2,772,813)

Investor A
Shares sold and automatic conversion of shares	1,701,449	$56,087,023	2,146,223	$63,194,419
Shares issued in reinvestment of distributions	5,520,597	133,792,610	812,533	33,052,964
Shares redeemed	(6,326,858)	(198,599,074)	(3,645,563)	(118,424,151)

Net increase (decrease)	895,188	$(8,719,441)	(686,807)	$(22,176,768)

Investor B
Shares sold	11	$296	771	$20,367
Shares issued in reinvestment of distributions	19,866	401,498	24,145	640,076
Shares redeemed and automatic conversion of shares	(150,863)	(4,026,668)	(128,494)	(3,476,581)

Net decrease	(130,986)	$(3,624,874)	(103,578)	$(2,816,138)

Investor C
Shares sold	299,521	$7,795,482	705,922	$11,223,898
Shares issued in reinvestment of distributions	4,427,783	74,682,484	426,884	18,958,816
Shares redeemed	(3,236,131)	(76,217,641)	(1,808,383)	(48,471,446)

Net increase (decrease)	1,491,173	$6,260,325	(675,577)	$(18,288,732)

Total Net Increase (Decrease)	1,072,121	$(101,971,201)	(3,765,230)	$(124,502,959)

BLACKROCK FUNDS	SEPTEMBER 30, 2017	91

Notes to Financial Statements (continued)

	Year Ended September 30, 2017		Year Ended September 30, 2016
International Dividend	Shares	Amount	Shares	Amount
Institutional
Shares sold	2,071,244	$66,997,102	1,517,793	$47,903,850
Shares issued in reinvestment of distributions	1,250,085	39,039,604	25,343	794,003
Shares redeemed	(7,527,998)	(243,715,267)	(4,651,539)	(147,673,616)

Net decrease	(4,206,669)	$(137,678,561)	(3,108,403)	$(98,975,763)

Service
Shares sold	32,091	$984,191	116,258	$3,489,055
Shares issued in reinvestment of distributions	48,630	1,445,671	—	—
Shares redeemed	(237,210)	(7,328,800)	(368,118)	(11,045,403)

Net decrease	(156,489)	$(4,898,938)	(251,860)	$(7,556,348)

Investor A
Shares sold and automatic conversion of shares	4,648,093	$140,908,638	1,759,445	$52,545,850
Shares issued in reinvestment of distributions	1,955,634	57,209,738	—	—
Shares redeemed	(6,581,979)	(198,601,441)	(4,837,920)	(144,261,732)

Net increase (decrease)	21,748	$(483,065)	(3,078,475)	$(91,715,882)

Investor B
Shares sold	—	—	2,526	$68,546
Shares issued in reinvestment of distributions	317	$8,704	—	—
Shares redeemed and automatic conversion of shares	(25,948)	(742,244)	(45,044)	(1,220,954)

Net decrease	(25,631)	$(733,540)	(42,518)	$(1,152,408)

Investor C
Shares sold	117,697	$3,214,002	221,267	$6,006,866
Shares issued in reinvestment of distributions	391,685	10,151,669	—	—
Shares redeemed	(1,120,581)	(30,933,329)	(1,154,017)	(31,008,117)

Net decrease	(611,199)	$(17,567,658)	(932,750)	$(25,001,251)

Total Net Decrease	(4,978,240)	$(161,361,762)	(7,414,006)	$(224,401,652)

92	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Notes to Financial Statements (concluded)

	Year Ended September 30, 2017		Year Ended September 30, 2016
Science & Technology Opportunities	Shares	Amount	Shares	Amount
Institutional
Shares sold	3,224,417	$71,181,318	1,691,882	$28,286,689
Shares issued in reinvestment of dividends	40,186	746,125	—	—
Shares redeemed	(1,577,153)	(32,865,102)	(1,286,095)	(21,239,030)

Net increase	1,687,450	$39,062,341	405,787	$7,047,659

Service
Shares sold	226,210	$4,524,871	63,987	$1,059,634
Shares issued in reinvestment of dividends	1,409	24,987	—	—
Shares redeemed	(110,189)	(2,187,353)	(25,130)	(400,754)

Net increase	117,430	$2,362,505	38,857	$658,880

Investor A
Shares sold	4,527,558	$94,282,528	3,361,251	$52,792,793
Shares issued in reinvestment of dividends	107,738	1,871,519	—	—
Shares redeemed	(3,356,697)	(66,577,711)	(2,914,017)	(45,703,198)

Net increase	1,278,599	$29,576,336	447,234	$7,089,595

Investor C
Shares sold	1,559,135	$26,242,810	1,225,231	$16,959,431
Shares issued in reinvestment of dividends	50,864	769,460	—	—
Shares redeemed	(1,507,997)	(26,885,733)	(862,262)	(11,708,703)

Net increase	102,002	$126,537	362,969	$5,250,728

Class R
Shares sold	232,651	$4,669,542	—	—
Shares reinvestments	3,993	70,281	269,563	$4,246,788
Shares redeemed	(168,199)	(3,490,186)	(276,421)	(4,401,324)

Net increase (decrease)	68,445	$1,249,637	(6,858)	$(154,536)

Total Net Increase	3,253,926	$72,377,356	1,247,989	$19,892,326

At September 30, 2017, 4,014 Class K Shares of Health Sciences Opportunities were owned by BlackRock HoldCo 2, Inc., an affiliate of the Fund.

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	93

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds and Shareholders of BlackRock Advantage International Fund (formerly known as BlackRock Global Opportunities Portfolio), BlackRock Health Sciences Opportunities Portfolio, BlackRock International Dividend Fund (formerly known as BlackRock International Opportunities Portfolio), BlackRock Science & Technology Opportunities Portfolio and BlackRock High Equity Income Fund (formerly known as BlackRock U.S. Opportunities Portfolio):

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Advantage International Fund (formerly known as BlackRock Global Opportunities Portfolio), BlackRock Health Sciences Opportunities Portfolio, BlackRock International Dividend Fund (formerly known as BlackRock International Opportunities Portfolio), BlackRock Science & Technology Opportunities Portfolio and BlackRock High Equity Income Fund (formerly known as BlackRock U.S. Opportunities Portfolio) (collectively, the “Funds”) as of September 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BlackRock Advantage International Fund, BlackRock Health Sciences Opportunities Portfolio, BlackRock International Dividend Fund, BlackRock Science & Technology Opportunities Portfolio and BlackRock High Equity Income Fund as of September 30, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 22, 2017

Important Tax Information (Unaudited)

During the fiscal year ended September 30,2017, the following information is provided with respect to the ordinary distributions paid by the Funds:

	Qualified Dividend Income for Individuals[1]	Dividends Qualifying for the Dividends Received Deduction for Corporations[1]	Foreign Source Income	Foreign Taxes Paid Per Share[3]	Qualified Short-Term Capital Gains for non-U.S. Residents[4]
Advantage International	100.00%	66.59%	—	—	—
High Equity Income	16.44%	14.64%	—	—	92.25%
International Dividend	58.15%[2]	1.43%[2]	100.00%	0.093895	—
Science & Technology Opportunities	55.52%	47.67%	—	—	100.00%

[1]	The Funds hereby designate the percentage indicated above or the maximum amount allowable by law.

[2]	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

[3]

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

[4]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, the following Funds distributed long-term capital gains per share to shareholders of record on the following dates:

	Payable Date	Long-Term Capital Gain
Health Sciences Opportunities	12/05/16	$1.081475
High Equity Income	12/05/16	$1.987659
High Equity Income	07/19/17	$10.018080
International Dividend	12/12/16	$4.089436
Science & Technology Opportunities	12/12/16	$0.167653

94	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds (the “Trust”) met in person on April 20, 2017 (the “April Meeting”) and May 24-25, 2017 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Agreement”) between the Trust, on behalf of BlackRock Advantage International Fund (“Advantage International Fund”), BlackRock Health Sciences Opportunities Portfolio (“Health Sciences Opportunities Portfolio”), BlackRock High Equity Income Portfolio (“High Equity Income Portfolio”), BlackRock International Dividend Fund (“International Dividend Fund”) and BlackRock Science & Technology Opportunities Portfolio (“Science & Technology Opportunities Portfolio,” and together with Advantage International Fund, Health Sciences Opportunities Portfolio, High Equity Income Portfolio and International Dividend Fund, the “Funds”), each a series of the Trust, and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Trust’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of thirteen individuals, eleven of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Funds by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; administrative and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Funds and their shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Trust’s adherence to its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Funds; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on the fees and expenses of each Fund as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by

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Disclosure of Investment Advisory Agreement (continued)

Broadridge1 and the applicable Morningstar Classification; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs, closed-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; and (g) sales and redemption data regarding each Fund’s shares.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Trust with respect to each Fund for a one-year term ending June 30, 2018. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of the portfolio holdings of each Fund, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) preparing periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

[1]	Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

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Disclosure of Investment Advisory Agreement (continued)

B. The Investment Performance of the Funds and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Broadridge category and Morningstar Classification. The Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. The Board was provided with information on the composition of the Broadridge performance universes and expense universes. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

BlackRock believes that the pertinent Morningstar Performance Universe is an appropriate performance metric for each of the Funds.

The Board noted that for the one-, three- and five-year periods reported, Health Sciences Opportunities Portfolio ranked in the first, first, and second quartiles, respectively, against its Morningstar Performance Universe.

The Board noted that for each of the one-, three- and five-year periods reported, High Equity Income Portfolio ranked in the second quartile against its Morningstar Performance Universe. The Board also noted that effective June 12, 2017, the Fund had undergone changes in its investment objective, investment strategy and portfolio management team, and in connection with such changes, the Fund changed its name from BlackRock U.S. Opportunities Portfolio to BlackRock High Equity Income Fund.

The Board noted that for the one-, three- and five-year periods reported, Science & Technology Opportunities Portfolio ranked in the third, second and second quartiles, respectively, against its Morningstar Performance Universe. The Board and BlackRock reviewed the Fund’s underperformance during the one-year period. The Board was informed that, among other things, the Fund’s overweight positions in growth and volatility stocks, coupled with underweight exposures to yield and profitability were the primary drivers of underperformance over the one-year period. The Board and BlackRock discussed BlackRock’s strategy for improving the Fund’s investment performance. Discussions covered topics such as: investment risks undertaken by the Fund; performance attribution; the Fund’s investment personnel; and the resources appropriate to support the Fund’s investment processes.

The Board noted that for the one-, three- and five-year periods reported, each of Advantage International Fund and International Dividend Fund ranked in the third, fourth and third quartiles, respectively, against its Morningstar Performance Universe. The Board and BlackRock reviewed the underperformance of these Funds during these periods. The Board was informed that, among other things, the underperformance of these Funds was primarily driven by factor biases over the one-, three- and five-year periods, particularly being overweight volatility and underweight profitability and yield.

The Board and BlackRock discussed BlackRock’s strategy for improving the investment performance of Advantage International Fund and International Dividend Fund. With respect to each of these Funds, discussions covered topics such as: investment risks undertaken by the Fund; performance attribution; the Fund’s investment personnel; and the resources appropriate to support the Fund’s investment processes. The Board noted that effective June 12, 2017, each Fund had undergone changes in its investment strategy and portfolio management team, and in connection with such changes, Advantage International Fund changed its name from BlackRock Global Opportunities Fund to BlackRock Advantage International Fund and International Dividend Fund changed its name from BlackRock International Opportunities Portfolio to BlackRock International Dividend Fund.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to Be Realized by BlackRock and its Affiliates from their Relationship with the Funds: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the

BLACKROCK FUNDS	SEPTEMBER 30, 2017	97

Disclosure of Investment Advisory Agreement (continued)

Funds. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2016 compared to available aggregate profitability data provided for the prior two years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Funds, to each respective Fund. The Board may receive and review information from independent third parties as part of its annual evaluation. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Funds in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that Health Sciences Opportunities Portfolio’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels.

The Board noted that Science & Technology Opportunities Portfolio’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the fourth quartile, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a lower contractual expense cap on a class-by-class basis. This expense cap reduction was implemented on June 12, 2017.

The Board noted that Advantage International Fund’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio ranked in the fourth and third quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. In addition, the Board noted that, in connection with the changes to the Fund’s investment strategy, BlackRock proposed, and the Board agreed to, a lower contractual expense cap on a class-by-class basis. The contractual expense cap reduction was implemented on June 12, 2017. Also in connection with the changes to the Fund’s investment strategy, the Board noted that BlackRock proposed, and the Board agreed to, a contractual adjustment to reduce specified levels within the breakpoint schedule. This adjustment was implemented on June 12, 2017. The Board also noted that based on a pro-forma Broadridge expense group chosen for the new investment strategy of the Fund, and under the new contractual breakpoint schedule and new contractual expense cap, the Fund’s contractual management fee rate is expected to rank in the first quartile, and the estimated actual management fee rate and estimated total expense ratio are each expected to rank in the first quartile.

The Board noted that International Dividend Fund’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio ranked in the fourth and third quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Fund’s total operating expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. In addition, the Board noted that, in connection with the changes to the Fund’s investment strategy, BlackRock proposed, and the Board agreed to, a lower contractual expense cap on a class-by-class basis. The contractual expense cap reduction was implemented on June 12, 2017. Also in connection with the changes to the Fund’s investment strategy, the Board noted

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Disclosure of Investment Advisory Agreement (concluded)

that BlackRock proposed, and the Board agreed to, a contractual adjustment to reduce specified levels within the breakpoint schedule. This adjustment was implemented on June 12, 2017. The Board also noted that based on a pro-forma Broadridge expense group chosen for the new investment strategy of the Fund, and under the new breakpoint schedule and new contractual expense cap, the Fund’s contractual management fee rate is expected to rank in the fourth quartile and the estimated actual management fee rate and estimated total expense ratio are expected to rank in the third and first quartiles, respectively.

The Board noted that High Equity Income Portfolio’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio ranked in the fourth and third quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. In addition, the Board noted that, in connection with the changes to the Fund’s investment strategy, BlackRock proposed, and the Board agreed to, a lower contractual expense cap on a class-by-class basis. The contractual expense cap reduction was implemented on June 12, 2017. Also in connection with the changes to the Fund’s investment strategy, the Board noted that BlackRock proposed, and the Board agreed to, a contractual adjustment to reduce specified levels within the breakpoint schedule. This adjustment was implemented on June 12, 2017. The Board also noted that based on a pro-forma Broadridge expense group chosen for the new investment strategy of the Fund, and under the new contractual breakpoint schedule and new contractual expense cap, the Fund’s contractual management fee rate is expected to rank in the fourth quartile, and the Fund’s estimated actual management fee rate and estimated total expense ratio are expected to rank in the fourth and second quartiles, respectively.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Funds benefit from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Trust with respect to each Fund for a one-year term ending June 30, 2018. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	99

Officers and Trustees

Independent Trustees(a)
Name and Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Rodney D. Johnson 1941	Chair of the Board and Trustee (Since 2007)	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011; Director, The Mainstay (non-profit) since 2016.	26 RICs consisting of 144 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute since 2014; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Common fund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest since 2015; Advisory Board Member, Bridges Ventures since 2016; Trustee, Financial Accounting Foundation since 2017.	26 RICs consisting of 144 Portfolios	None
Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	26 RICs consisting of 144 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	26 RICs consisting of 144 Portfolios	None
Cynthia A. Montgomery 1952	Trustee (Since 2007)	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012.	26 RICs consisting of 144 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee (Since 2007)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	26 RICs consisting of 144 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Robert C. Robb, Jr. 1945	Trustee (Since 2007)	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981 and Principal since 2010.	26 RICs consisting of 144 Portfolios	None
Mark Stalnecker 1951	Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee, Winterthur Museum and Country Estate from 2001 to 2015; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System since 2009; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director, SEI Private Trust Co. from 2001 to 2014.	26 RICs consisting of 144 Portfolios	None
Kenneth L. Urish 1951	Trustee (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	26 RICs consisting of 144 Portfolios	None
Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group since 2009; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	26 RICs consisting of 144 Portfolios	None
Frederick W. Winter 1945	Trustee (Since 2007)	Director, Alkon Corporation since 1992; Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh, Dean and Professor from 1997 to 2005, Professor until 2013.	26 RICs consisting of 144 Portfolios	None

100	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Officers and Trustees (continued)

Interested Trustees(d)
Name and Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Barbara G. Novick 1960	Trustee (Since 2015)	Vice Chairman of BlackRock, Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	100 RICs consisting of 218 Portfolios	None
John M. Perlowski 1964	Trustee (Since 2015), President, and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	127 RICs consisting of 316 Portfolios	None

(a)  The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b)  Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)  Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, those Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Rodney D. Johnson, 1995; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

(d)  Ms. Novick and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Corporation based on their positions with BlackRock and its affiliates. Ms. Novick and Mr. Perlowski are also board members of certain complexes of BlackRock registered open-end and closed-end funds. Ms. Novick is a board member of the BlackRock Closed-End Complex and Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Closed-End Complex.

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Officers and Trustees (concluded)

Officers Who Are Not Trustees(a)
Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer (Since 2015)	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.

(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b) Officers of the Corporation serve at the pleasure of the Board.

Further information about the Corporation’s Officers and Trustees is available in the Corporation’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Investment Advisor and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Adviser[1] BlackRock International Limited Edinburgh, United Kingdom EH3 8JB	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Custodian The Bank of New York Mellon New York, NY 10286

Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

[1]	BlackRock International Dividend Fund

102	BLACKROCK FUNDS	SEPTEMBER 30, 2017

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK FUNDS	SEPTEMBER 30, 2017	103

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

104	BLACKROCK FUNDS	SEPTEMBER 30, 2017

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Eq-Opps-9/17-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrants’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency as to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock’s General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Advantage International Fund	$31,892	$33,112	$0	$0	$14,727	$14,427	$0	$0
BlackRock Advantage Large Cap Growth Fund	$20,188	$21,408	$0	$0	$13,407	$13,407	$0	$0
BlackRock Advantage Small Cap Growth Fund	$28,502	$29,722	$0	$0	$13,707	$13,407	$0	$0
BlackRock All-Cap Energy & Resources Portfolio	$20,876	$22,096	$0	$0	$13,707	$13,407	$0	$0
BlackRock Emerging Markets Dividend Fund	$35,462	$36,682	$0	$0	$14,727	$14,427	$0	$0
BlackRock Energy & Resources Portfolio	$27,583	$28,803	$0	$0	$13,707	$13,407	$0	$0

BlackRock Health Sciences Opportunities Portfolio	$41,149	$40,584	$0	$0	$13,707	$13,407	$0	$0
BlackRock High Equity Income Fund	$24,599	$25,819	$0	$0	$13,707	$13,407	$0	$0
BlackRock International Dividend Fund	$26,537	$27,757	$0	$0	$14,727	$14,427	$0	$0
BlackRock Mid-Cap Growth Equity Portfolio	$21,529	$20,694	$2,000	$0	$13,707	$13,407	$0	$0
BlackRock Science & Technologies Opportunities Portfolio	$36,737	$37,957	$0	$0	$13,707	$13,407	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,154,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,129,000 and $2,154,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Advantage International Fund	$14,727	$14,427
BlackRock Advantage Large Cap Growth Fund	$13,407	$13,407
BlackRock Advantage Small Cap Growth Fund	$13,707	$13,407
BlackRock All-Cap Energy & Resources Portfolio	$13,707	$13,407
BlackRock Emerging Markets Dividend Fund	$14,727	$14,427
BlackRock Energy & Resources Portfolio	$13,707	$13,407
BlackRock Health Sciences Opportunities Portfolio	$13,707	$13,407
BlackRock High Equity Income Fund	$13,707	$13,407
BlackRock International Dividend Fund	$14,727	$14,427
BlackRock Mid-Cap Growth Equity Portfolio	$15,707	$13,407
BlackRock Science & Technologies Opportunities Portfolio	$13,707	$13,407

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,129,000	$2,154,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to the registrant.

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: December 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: December 5, 2017

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date: December 5, 2017